UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

HYPERSCALE DATA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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DEFINITIVE PROXY STATEMENT

HYPERSCALE DATA, INC.

11411 Southern Highlands Pkwy, Suite 190

Las Vegas, NV 89141

Telephone: (949) 444-5464

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on December 29, 2025

We cordially invite you to attend the Annual Meeting (the “Meeting”) of stockholders of Hyperscale Data, Inc. (the “Company”). In the interest of providing our stockholders with greater access and flexibility to attend the Meeting, notice is hereby given that the location, date and time of the Meeting will be held in a virtual meeting format only on December 29, 2025 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/MVCWGJR. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement.

The Meeting will be held for the following purposes:

•	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the “Director Proposal”);

•	To ratify the appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Proposal”);

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”);

•	To approve, on a non-binding advisory basis, a frequency of “Three Years” for future advisory votes on executive compensation (the “Frequency Proposal”).

•	To approve the Hyperscale Data, Inc. 2025 Stock Incentive Plan (the “2025 Plan”) described below (the “SIP Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting (the “Adjournment Proposal”).

The accompanying proxy statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the business to be considered at the Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on December 1, 2025, the record date for the Meeting, will be entitled to vote at the Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about December 8, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on December 29, 2025:

This Notice of Meeting of Stockholders and the accompanying Proxy Statement are available on the Internet at www.envisionreports.com/GPUS for registered holders and http://www.edocumentview.com/GPUS for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Milton C. Ault III

Executive Chairman

December 4, 2025

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Hyperscale Data, Inc., 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3
PROPOSAL NO. 1: ELECTION OF DIRECTORS	8
Information about the Nominees	8
Involvement in Certain Legal Proceedings	10
Family Relationships & Certain Officers’ Relationship with Ault & Company, Inc.	11
Board Independence	11
Stockholder Communications with the Board	11
Meetings and Committees of the Board	11
Board Committees	11
Section 16(a) Beneficial Ownership Reporting Compliance	13
Code of Ethics	13
Director Compensation	14
Required Vote and Board Recommendation	14
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15
Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2024	15
Fees Paid to Auditor	15
Pre-Approval Policies and Procedures	15
Report of the Audit Committee of the Board of Directors	16
Required Vote and Board Recommendation	16
PROPOSAL NO. 3: APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	17
Reasons for this Proposal	17
What does it mean to have a “say-on-pay” advisory vote?	17
Where can I find more information on executive compensation?	17
What are some of the performance and compensation program highlights for 2018?	17
Required Vote and Board Recommendation	17
PROPOSAL NO. 4: APPROVAL OF A FREQUENCY OF “THREE YEARS” FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	18
Background and Reasons for this Proposal	18
Required Vote and Board Recommendation	18
PROPOSAL NO. 5: APPROVAL OF THE 2025 STOCK INCENTIVE PLAN	19
Overview	19
Summary of the 2025 Stock Incentive Plan	19
Types of Awards	21
New Plan Benefits under the 2025 Stock Incentive Plan	23
U.S. Federal Income Tax Considerations	23
Required Vote and Board Recommendation	25
PROPOSAL NO. 6: APPROVAL TO ADJOURN THE MEETING TO A LATER DATE OR TIME, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE OTHER PROPOSALS BEFORE THE MEETING	26
Overview	26
Consequences if the Adjournment Proposal is Not Approved	26
Required Vote and Board Recommendation	26
INFORMATION ABOUT THE EXECUTIVE OFFICERS	27
Executive Officers	27
Involvement In Certain Legal Proceedings	27
EXECUTIVE COMPENSATION	28
Summary Compensation Table	28
Employment Agreement with Milton C. Ault, III	29
Employment Agreement with William B. Horne	30
Employment Agreement with Henry Nisser	30
CEO Pay Ratio	31
Pay Versus Performance	32
Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging	34
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information	34

HYPERSCALE DATA, INC.

11411 Southern Highlands Pkwy, Suite 190

Las Vegas, NV 89141

Telephone: (949) 444-5464

DEFINITIVE PROXY STATEMENT

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 29, 2025

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Hyperscale Data, Inc. (the “Company”), for use at the Annual Meeting of the Company’s stockholders (the “Meeting”) to be held in virtual format on December 29, 2025 at 12:00 P.M. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about December 8, 2025.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/MVCWGJR. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Executive Chairman, William B. Horne, its Chief Executive Officer, Henry Nisser, its President and General Counsel, or any one of them who acts, will vote:

•	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the “Director Proposal”);

•	To ratify the appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Proposal”);

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”);

•	To approve, on a non-binding advisory basis, a frequency of “Three Years” for future advisory votes on executive compensation (the “Frequency Proposal”).

•	To approve the Hyperscale Data, Inc. 2025 Stock Incentive Plan (the “2025 Plan”) described below (the “SIP Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting (the “Adjournment Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of December 1, 2025 (the “Record Date”), there were (i) 323,323,914 shares of Class A Common Stock issued and outstanding, (ii) 24,468,726 shares of the Company’s Class B Common Stock, par value $0.001 per share (the “Class B Common Stock” and with the Class A Common Stock, the “Common Stock”) issued and outstanding, (iii) 3,000 shares of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”), (iv) 50,000 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”), (v) 960 shares of the Company’s Series G Convertible Preferred Stock (the “Series G Preferred Stock”) and 4,000 shares of the Company’s Series H Convertible Preferred Stock (the “Series H Preferred Stock” and with the Series B Preferred Stock, the Series C Preferred Stock and the Series G Preferred Stock, the “Preferred Stock”) issued and outstanding.

The Common Stock and the Preferred Stock are collectively referred to in this Proxy Statement as the “Capital Stock,” which together constitute all of the outstanding voting capital stock of the Company. As of the Record Date, the shares of Preferred Stock were convertible into 177,129,633 shares of Class A Common Stock, excluding any additional shares that are currently issuable as a result of beneficial ownership blockers on conversion of such shares of Preferred Stock.

Stockholders are entitled to one vote for each share of Class A Common Stock and to ten votes for each share of Class B Common Stock held by them.

Ault & Company, Inc. (“A&C”), the owner of all shares of Preferred Stock other than the Series B Preferred Stock, is entitled to vote with the Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Corporation Law (“DGCL”) and the NYSE American (at times referred to as the “Exchange”), provided, however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series C Preferred Stock is entitled to cast, shall not be lower than $107.625, which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the execution date of the securities purchase agreement which provides for A&C’s ability to acquire Series C Preferred Stock. Further, for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series G Preferred Stock is entitled to cast, shall not be lower than $6.244, which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the execution date of the securities purchase agreement which provides for A&C’s ability to acquire Series G Preferred Stock. Finally, for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series H Preferred Stock is entitled to cast, shall not be lower than $0.72, which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the execution date of the securities purchase agreement which provides for A&C’s ability to acquire Series H Preferred Stock. In addition, since the Company has yet to obtain the approval of the Exchange and its stockholders for the conversion and voting rights of the Series H Preferred Stock, A&C may not vote more than 19.99% shares of Class A Common Stock in excess of 19.99% of the total number of shares of Common Stock outstanding as of the date of the securities purchase agreement providing for A&C’s ability to acquire Series H Preferred Stock, regardless of how many such shares A&C actually owns.

The Series B Preferred Stock is owned by SJC Lending LLC, a Delaware limited liability company (“SJC”), not A&C. For purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series B Preferred Stock is entitled to cast, shall not be lower than $2.44, which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the execution date of the securities purchase agreement which provides for SJC’s ability to acquire Series B Preferred Stock.

As of the Record Date, A&C held 274,905 shares of Class A Common Stock, 14,679,698 shares of Class B Common Stock that are entitled to cast 146,796,980 votes, 50,000 shares of Series C Preferred Stock that are entitled to cast 464,576 votes, 960 shares of Series G Preferred Stock that are entitled to cast 153,748 votes and 4,000 shares of Series H Preferred Stock that are entitled to cast 5,068,221 votes, entitling it to cast the combined voting power of 152,758,430 shares of Class A Common Stock. As of the Record Date, SJC held 3,000 shares of Series B Preferred Stock that are entitled to cast 1,229,508 votes.

Thirty-five percent (35%) of the 574,927,227 aggregate number of votes entitled to be cast at the Meeting (the “Eligible Voting Capital Stock”), or 201,224,530 such votes, will constitute a quorum at the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all proposals at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals.

Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined by whether the affirmative vote of a majority of the shares of Eligible Voting Capital Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the proposal. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

However, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the stockholders will be asked:

•	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders (the “Director Proposal”);

•	To ratify the appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Proposal”);

•	To approve, on a non-binding advisory basis, the compensation of our named executive officers (the “Say-on-Pay Proposal”);

•	To approve, on a non-binding advisory basis, a frequency of “Three Years” for future advisory votes on executive compensation (the “Frequency Proposal”).

•	To approve the Hyperscale Data, Inc. 2025 Stock Incentive Plan (the “2025 Plan”) described below (the “SIP Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting (the “Adjournment Proposal”).

Who is entitled to vote?

The Record Date for the Meeting is December 1, 2025. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting. Stockholders are entitled to one vote for each share of Common Stock held by them.

Thirty-five percent (35%) of the 574,927,227 outstanding shares of Eligible Capital Stock will constitute a quorum at the Meeting.

 Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Meeting. According to our records, you were a stockholder of the Company as of the end of business on the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about December 8, 2025, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Annual Meeting of Stockholders;

•	this Proxy Statement for the Meeting;

•	our Annual Report on Form 10-K for the year ended December 31, 2024;

•	The 2025 Stock Incentive Plan; and

•	the Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Executive Chairman, William B. Horne, the Company’s Chief Executive Officer and Henry Nisser, the Company’s President & General Counsel, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.envisionreports.com/GPUS.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/MVCWGJR to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 12:00 P.M. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on December 26, 2025.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Hyperscale Data, Inc., 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the Auditor Proposal, but not on any other proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, (i) by logging in to meetnow.global/MVCWGJR; there is no password required, or (ii) by proxy, of the holders of thirty-five percent (35%) of the shares of Eligible Capital Stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of Eligible Capital Stock entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the Meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 A.M. Eastern Time on December 29, 2025. Proxies submitted by mail should be received before 12:00 P.M. Eastern Time on December 26, 2025.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Executive Chairman at Hyperscale Data, Inc., 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously recommends that you vote your shares “FOR” each of the proposals presented in this Proxy Statement, consisting of:

(i)	The Director Proposal;

(ii)	The Auditor Proposal;

(iii)	The Say-on-Pay Proposal;

(iv)	The Frequency Proposal;

(v)	The SIP Proposal; and

(vi)	The Adjournment Proposal.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the Internet or online at the Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “FOR” the Director Proposal, the Auditor Proposal, the Say-on-Pay Proposal, the Frequency Proposal, the SIP Proposal and the Adjournment Proposal. If any other matter is properly presented at the Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Will any other business be conducted at the Meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Meeting.

What vote is required to approve each item and how are votes counted?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes	Matter
1	Election of directors	Each of the six directors receiving the greatest number of “FOR” votes, which may or may not constitute a majority	No effect	No effect	Non-routine
2	Ratification of auditors	“FOR” votes from the holders of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting	Against	Not applicable (1)	Routine
3	Approval, on an advisory basis, of executive compensation	“FOR” votes from the holders of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting	Against	No effect	Non-routine
4	Approval, on an advisory basis, of frequency of say-on-pay voting	Whichever alternative receives the greatest number of “FOR” votes	No effect	No effect	Non-routine
5	Approval of our 2025 Equity Incentive Plan	“FOR” votes from the holders of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting	Against	No effect	Non-routine
6	Adjournment	“FOR” votes from the holders of a majority of the shares of the Eligible Voting Capital Stock present in person or by proxy and voting at the Meeting	Against	Not applicable (1)	Routine

(1)	This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to approve the (i) Director Proposal, (ii) Say-on-Pay Proposal, (iii) Frequency Proposal, and (iv) SIP Proposal are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposals to approve the Auditor Proposal and the Adjournment Proposal are routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Hyperscale Data, Inc., 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141, by sending a letter to Milton C. “Todd” Ault, III, our Executive Chairman, with any questions about the proposals described in this Proxy Statement or how to execute your vote.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Meeting, the stockholders will elect six (6) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six (6) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the six (6) nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

Name	Age	Current Position	Served As a Director and Officer Since
Milton C. Ault, III	56	Executive Chairman	2017
William B. Horne	57	Chief Executive Officer and Vice Chairman	2016
Henry Nisser	57	President, General Counsel and Director	2019
Robert O. Smith (1) (5) (6)	81	Lead Independent Director	2016
Jeffrey A. Bentz (2) (4) (6)	66	Independent Director	2018
Mordechai Rosenberg (3) (4) (5)	78	Independent Director	2015

(1)	Chair of the Audit Committee
(2)	Chair of the Compensation Committee
(3)	Chair of the Nominating and Corporate Governance Committee
(4)	Member of the Audit Committee
(5)	Member of the Compensation Committee
(6)	Member of the Nominating and Corporate Governance Committee

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Milton C. Ault, III has served as our Executive Chairman since January 2021. Between December 2017 and January 2021, Mr. Ault was our Chief Executive Officer and between March 2017 and December 2017, Mr. Ault served as our Executive Chairman. Mr. Ault has served as a director of Alzamend Neuro, Inc., an issuer listed on Nasdaq (“Alzamend”) since January 2024. Mr. Ault is Alzamend’s founder and served as Chairman of the Board and a director from inception in 2016 until its initial public offering in June 2021. Since May 2025, Mr. Ault has served as a director of Universal Safety Products, Inc., an issuer listed on the NYSE American (“Universal Safety”). Mr. Ault has served as Chairman and Chief Executive Officer of A&C since December 2015, and as Chairman of Avalanche International Corp. (“AVLP”) from September 2014 until its liquidation in March 2025. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Since January 2024, Mr. Ault has served as the Chairman and Chief Executive Officer of RiskOn International, Inc., an issuer quoted on the OTCPK (“ROI”). Mr. Ault served as the Chairman of the Board of Ault Disruptive Technologies Corporation, an issuer previously listed on the NYSE American (“Ault Disruptive”) since its incorporation in February 2021 until October 2024. Between April 2023 and September 2024, Mr. Ault served as the Executive Chairman of the board of directors of Algorhythm Holdings, Inc., an issuer listed on Nasdaq (“RIME”). Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Executive Chairman.

William B. Horne has served as a member of our Board since October 2016. On January 19, 2021, Mr. Horne resigned as President and was appointed as the Chief Executive Officer. On August 19, 2020, Mr. Horne resigned as our Chief Financial Officer and was appointed as our President. He was appointed as our Chief Financial Officer on January 25, 2018. Prior to his appointment as our Chief Financial Officer, Mr. Horne served as one of our independent directors. Mr. Horne has served as the Chief Executive Officer and on the board of directors of Ault Disruptive since its incorporation in February 2021. Mr. Horne has served on the board of directors of Gresham Worldwide, Inc. (“GWW”) since September 2022. Mr. Horne has served on the board of directors of Alzamend since June 1, 2016 and became its Chairman of the board upon consummation of its IPO. Mr. Horne has served as a director and Chief Financial Officer of AVLP from June 2016 until its liquidation in March 2025. Mr. Horne has served as a director and Chief Financial Officer of A&C since October 2017.  He served as the Chief Financial Officer of Targeted Medical Pharma, Inc. from August 2013 to May 2019. Mr. Horne previously held the position of Chief Financial Officer in various public and private companies in the healthcare and high-tech field. Mr. Horne has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Henry C. W. Nisser has been our Executive Vice President and General Counsel since May 2019, and has served as our President and as one of our directors since September 2020. Mr. Nisser has served as Alzamend’s Executive Vice President and General Counsel on a part-time basis since May 2019. Mr. Nisser was appointed as a director of Alzamend in September 2020. Since March 2023, Mr. Nisser has served as the President, General Counsel and director of ROI. Since May 2025, Mr. Nisser has served as a director of Universal Safety. Between February 2021 and October 2024, Mr. Nisser served as the President, General Counsel and a director of Ault Disruptive. Between April 2023 and August 2024, Mr. Nisser served as a director of RIME. Mr. Nisser was the Executive Vice President and General Counsel of AVLP from March 2019 until its liquidation in March 2025. From December 15, 2021 through March 16, 2022, Mr. Nisser served as Chief Executive Officer and on the board of directors of TurnOnGreen, Inc. From October 2011 through April 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP, a law firm in New York. While with this law firm, his practice was concentrated on national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser received his B.A. degree from Connecticut College, where he majored in International Relations and Economics. He received his LL.B. from University of Buckingham School of Law in the United Kingdom. We believe that Mr. Nisser’s extensive legal experience involving complex transactions and comprehensive knowledge of securities laws and corporate governance requirements applicable to listed companies give him the qualifications and skills to serve as one of our directors.

Robert O. Smith serves as our lead independent director. He was previously a member of our board from November 2010 to May 2015. Mr. Smith is currently an independent C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. Mr. Smith has served on the board of directors of GWW since September 2022. Mr. Smith has served on the board of directors of ROI since October of 2023, where he acts as ROI’s lead independent director as well as the chairman of its audit committee. Mr. Smith served on the board of directors of Ault Disruptive since its inception in February 2021 until October 2024. From 2004 to 2007, he served on the board of directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of the Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of its Compower/Boschert division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of our Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Jeffrey A. Bentz serves as one of our independent directors. Bentz is an experienced businessman who served from 1994 to 2022 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services, and heavy equipment operations. Mr. Bentz served on the board of directors of Ault Disruptive since its inception in February 2021 until October 2024. Mr. Bentz has served on the board of directors of GWW since September 2022. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. in Business and Finance from Western Washington University in 1981. We believe that Mr. Bentz’s executive-level experience, including his operational and financial oversight of companies with multiple profit centers and his extensive experience in the real estate and commercial services industries give him the qualifications and skills to serve as one of our directors.

Mordechai Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.’s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force’s Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. Mr. Rosenberg graduated from the course of Directors & Officers at the College of Management, Tel Aviv. We believe that Mr. Rosenberg’s business background gives him the qualifications to serve as one of our directors.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current directors has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;*

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; **

•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* On March 28, 2025, our former majority owned subsidiary, Avalanche International Corp. (“AVLP”), filed a voluntary petition in the United States Bankruptcy Court for the District of Nevada seeking relief under the provisions of Chapter 7 of Title 11 of the United States Code. The filing placed AVLP under the control of the bankruptcy court, which oversaw its liquidation, which occurred in March 2025. Consequently, AVLP no longer exists and is therefore not a subsidiary of ours. Mr. Horne served as Chief Financial Officer of AVLP from June 2016 until its bankruptcy was effectuated in March 2025.

** The Company issued a press release on August 15, 2023 which summarized the terms of the Company’s and Messrs. Ault and Horne’s settlement with the SEC. The press release announced, in pertinent part, that, “Under terms of the settlement, the Company, Mr. Ault, and Mr. Horne neither admit nor deny the SEC’s findings, which do not entail intentional misconduct. The Company will pay a civil penalty of $700,000 that was fully accrued in the fourth quarter of 2022; Mr. Ault will pay disgorgement of $85,504 and a civil penalty of $150,000; and Mr. Horne will pay a civil penalty of $20,720. In addition, the Company has undertaken to retain an independent consultant to conduct a comprehensive review of the Company’s internal control over financial reporting and disclosure controls and procedures, and to issue a report providing recommendations for improvements.” All the foregoing payments were made in August 2023.

The action brought by the SEC alleged that (i) the Company had violated Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”) and Sections 13(a), 13(b)(2)(A), 13(b)(2)(B) and 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Exchange Act Rules 12b-20, 13a-1, 13a-11, 13a-13, 13a-15(a), 14a-3, and 14a-9 thereunder, (ii) Mr. Ault had violated, and caused the Company to violate, Sections 17(a)(2) and 17 (a)(3) of the Securities Act and Exchange Act Section 14(a) and Exchange Act Rules 14a-3 and 14a-9, caused the Company’s violations of Exchange Act Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) and Exchange Act Rules 13a-1, 13a-11, 13a-13, and 12b-20, and violated Exchange Act Rule 13b2-1, and (iii) Mr. Horne violated Exchange Act Rule 13b2-1 and caused the Company’s violations of Exchange Act Sections 13(b)(2)(A) and 13(b)(2)(B). In summary, the foregoing sections and rules relate to alleged violations of U.S. federal securities laws consisting of, without limitation, material misstatements regarding certain businesses of the Company, the failure to disclose interests in related person transactions, improper recording of purported consulting services, erroneous accounting of investments, and the failure to maintain accounting and disclosure controls.

Further, the SEC ordered each of the Company, Mr. Ault and Mr. Horne cease and desist from committing or causing any violations and future violations of the foregoing sections and rules of the Securities Act and Exchange Act that the SEC had alleged had been violated by each of them.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships & Certain Officers’ Relationship with Ault & Company, Inc.

There are no family relationships among any of the directors or executive officers.

Certain Officers’ Relationship with A&C

As of the Record Date, A&C, of which Milton C. (Todd) Ault, III is the chief executive officer, beneficially owned 177,945,830 shares of our Class A Common Stock, consisting of (i) 274,905 shares of Class A Common Stock owned, (ii) 14,679,698 shares of Class B Common Stock that are convertible into 14,679,698 shares of Class A Common Stock and carries the voting power of 146,796,980 shares of Class A Common Stock, (iii) 154,320,991 shares of Class A Common Stock issuable upon conversion of Series C Convertible Preferred Stock that carry the voting power of 464,576 shares of Class A Common Stock, (iv) 2,962,963 shares of Class A Common Stock issuable upon conversion of Series G Convertible Preferred Stock that carry the voting power of 153,748 shares of Class A Common Stock, (v) 5,068,221 shares of Class A Common Stock issuable upon conversion of Series H Convertible Preferred Stock that carry the voting power of 5,068,221 shares of Class A Common Stock and (vi) 639,052 shares of Class A Common Stock underlying warrants that are either presently exercisable or exercisable within 60 days of the Record Date. As of the Record Date, A&C beneficially owns approximately 35.52% of our Common Stock and had the right to cast total votes of approximately 26.57% of all votes entitled to be cast at a stockholder meeting.

Although we have relied on A&C to finance us in the past, we cannot assure you that A&C will assist us in the future. We would far prefer to rely on A&C’s assistance compared to other sources of financing as the terms they provide us are in general more favorable to us than we could obtain elsewhere. However, Messrs. Ault, Horne and Nisser could face a conflict of interest in that they serve on the board of directors of each of A&C and our company. If they determine that an investment in our company is not in A&C’s best interest, we could be forced to seek financing from other sources that would not necessarily be likely to provide us with equally favorable terms.

Board Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Smith, Bentz, and Rosenberg are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE American. None of Messrs. Ault, Horne or Nisser meets the independence standards.

Stockholder Communications with the Board

The Company’s stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Hyperscale Data, Inc., Attention: Secretary, 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

Meetings and Committees of the Board

During the fiscal year ended December 31, 2024, the Board held 9 meetings and acted by unanimous written consent 17 times, the Audit Committee held 4 meetings and acted by unanimous written consent 1 time, the Nominating and Corporate Governance Committee held zero meetings and acted by unanimous written consent 1 time and the Compensation Committee held zero meetings and approved no actions by unanimous written consent.

Board Committees

The Board has standing Audit, Nominating and Corporate Governance and Compensation Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Robert O. Smith	** ***	*	*
Jeffrey A. Bentz	*	*	**
Moti Rosenberg	*	**	*

* Member of Committee

** Chairman of Committee

*** “Audit committee financial expert” as defined in SEC regulations.

Audit Committee

Messrs. Smith, Bentz and Rosenberg currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that each of Mr. Smith qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American rules. Mr. Smith serves as Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2024.

Compensation Committee

Messrs. Bents, Smith and Rosenberg currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Bentz serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Executive Chairman, Chief Executive Officer and President; and administering our stock option plans and other benefit plans.

Nominating and Governance Committee

Messrs. Rosenberg, Smith and Bentz currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Mr. Rosenberg serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the various industries in which we operate. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Executive Committee

We were founded by Milton C. (Todd) Ault, III, our Executive Chairman, and are led by Mr. Ault, William B. Horne, our Chief Executive Officer and Vice Chairman, and Henry Nisser, our President and General Counsel. Together, they constitute the Executive Committee, which manages the day-to-day operations of the holding company. Our long-term objective is to maximize per share intrinsic value. All major investment and capital allocation decisions are made for us by Mr. Ault and the Executive Committee.

On October 7, 2019, we created an Executive Committee which is comprised of our Executive Chairman, Chief Executive Officer and President. The Executive Committee meets on a daily basis to address the Company’s critical needs and provides a forum to approve transactions which are communicated to our Chief Financial Officer and Senior Vice President of Finance on a bi-weekly basis by our Chief Executive Officer.

Our Executive Committee approves and manages our investment and trading strategy. The Executive Committee has decades of experience in financial, investing and securities transactions. Led by our Founder and Executive Chairman, Milton C. (Todd) Ault, III, we seek to find undervalued companies and disruptive technologies with a global impact. We use a traditional methodology for valuing securities that primarily looks for deeply depressed prices. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling or sizable but non-controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business. Mr. Ault relies heavily on William B. Horne, our Vice Chairman and Chief Executive Officer, and Henry Nisser, our President and General Counsel, to provide analysis and guidance on all acquisition targets and throughout the acquisition process.

Ault Lending, LLC, a wholly owned subsidiary of the Company (“Ault Lending”) uses its considerable financial experience, data analytics, and a credit scoring model to assess the creditworthiness of each small business borrower applicant. If the business meets Ault Lending’s criteria, Ault Lending sets the initial interest rate according to its credit and financial models. The final interest rate offered to the borrower will be determined by Ault Lending’s interpretation of the marketplace. In order to borrow from Ault Lending, borrowers must display characteristics indicative of durable business and financial situations. These include factors such as revenue, time in business, number of employees, and financial and credit variables. In order to qualify, business borrower applicants must be approved through Ault Lending’s underwriting process, which analyzes credit and financial data of both the business and the business owner. Ault Lending takes into account several business factors (including revenue, age of business, cash flows, and other variables). The underwriting process determines the loan amount to approve, how loans will be priced, and whether to include a blanket lien, as well as additional factors (including length of loan, estimated default rates by type and grade, and general economic environment).

Our Executive Committee, which is comprised of our Executive Chairman, Chief Executive Officer and President, acts as the underwriting committee for Ault Lending and must approve all lending transactions. The Executive Committee has decades of experience in financial, investing and securities transactions. Under its business model, Ault Lending generates revenue through origination fees charged to borrowers and interest generated from each loan. Ault Lending may also generate income from appreciation of investments in marketable securities as well as any shares of Class A Common Stock underlying convertible notes or warrants issued to Ault Lending in any particular financing.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct and other policies encompassed within corporate governance.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2024, all such filing requirements applicable to our officers, directors and ten percent stockholders were fulfilled with the following exception: During the fiscal year of 2024, Milton C. Ault, III inadvertently filed three late Form 4s.

Code of Ethics

The Board has adopted an Amended and Restated Code of Business Conduct and Ethics for Employees, Executive Officers and Directors (the “Code”) which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Exchange Act. The Code applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions as well as all our employees. The Code is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code is published on our website at www.ault.com. We will disclose any substantive amendments to the Code or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our Executive Chairman, Milton C. Ault, III, we will provide without charge, a copy of our Code.

Among other matters, the Code is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code to appropriate persons identified in the code; and

•	accountability for adherence to the Code.

Waivers to the Code may be granted only by the Board upon recommendation of the Audit Committee. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Director Compensation

The Company pays each independent director an annual base amount of $45,000 annually, other than Mr. Smith, who received a base amount of $55,000 annually due to the additional services provided by Mr. Smith as a lead independent director. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided is significantly above what was anticipated. In addition, independent directors are eligible, at the Board’s discretion, to receive a bonus.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2024:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	55,000	—	—	—	55,000
Jeffrey A. Bentz	45,000	—	—	—	45,000
Mordechai Rosenberg	45,000	—	—	—	45,000

Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s Eligible Capital Stock present in person or represented by proxy at the Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

The Board unanimously recommends that the stockholders vote “FOR” each of the director nominees.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of CBIZ LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2025, subject to ratification of the appointment by the Company’s stockholders. No representative of CBIZ LLP is expected to attend the Meeting.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2024

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Fees Paid to Auditor

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants Marcum, LLP, the Company’s prior principal accountant until it was acquired by CBIZ, with respect to the years ended December 31, 2024 and December 31, 2023, for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2024	$1,623,000
2023	$2,241,000

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2024 or 2023.

Tax and Other Fees

We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2024 or 2023.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Hyperscale Data, Inc. has furnished the following report on its activities during the fiscal year ended December 31, 2024. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act or the Exchange Act, except to the extent that Hyperscale Data, Inc. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2024, the members of the Audit Committee were Messrs. Smith, Bentz and Rosenberg, each of whom was an independent director as defined by the applicable NYSE American and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Marcum LLP, for the fiscal year ended December 31, 2024. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

Mr. Robert O. Smith, Mr. Jeffrey Bentz and Mr. Mordechai Rosenberg

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Eligible Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends that the stockholders vote “FOR” the ratification of CBIZ LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

Reasons for this Proposal

We are seeking an advisory vote from our stockholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. We provide this vote under the federal securities laws (Section 14A of the Exchange Act) and in recognition of our stockholders’ vote in 2019 recommending that we hold an advisory vote on executive compensation every three years. After our stockholders voted in 2022, the Board affirmed that recommendation and elected to hold future “say-on-pay” advisory votes every three years, until the next stockholder vote on “say-on-pay” frequency.

What does it mean to have a “say-on-pay” advisory vote?

You have the opportunity to vote “for,” “against” or to “abstain” from voting on the following non-binding resolution relating to executive compensation:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company's proxy statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion of this proxy statement.”

In deciding how to vote on this proposal, you are encouraged to review the compensation tables and narrative discussion in this proxy statement regarding the Company's named executive officers, Messrs. Ault, Horne and Nisser. Our executive compensation program utilizes elements including base salary, management bonus, grants of ordinary shares, and health and other benefits to achieve the following goals:

•	attracting, retaining, motivating, and rewarding highly talented, entrepreneurial, and creative executives;

•	aligning and strengthening the mutuality of interests between our executives and our stockholders; and

•	providing total compensation to executives that is internally equitable, competitive with peer companies, and driven by individual, departmental, and corporate performance.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or the Company, the Compensation Committee values the opinions of the Company’s stockholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding the Company’s executive compensation program.

Where can I find more information on executive compensation?

We describe our executive compensation in “Information About the Executive Officers,” the compensation tables and the related disclosure contained in this proxy statement.

What are some of the performance and compensation highlights for 2024?

Performance and compensation highlights for 2024 can be found in “Information About the Executive Officers,” the compensation tables and the related disclosure contained in this proxy statement.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares of the Company’s Eligible Capital Stock present in person or by proxy and voting at the Meeting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. This proposal is not binding.

The Board unanimously recommends that stockholders vote “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

PROPOSAL NO. 4

APPROVAL OF FREQUENCY OF “SAY-ON-PAY” VOTE

Background and Reasons for this Proposal

As described in this Proposal No. 4, we are asking our stockholders to approve an advisory vote on executive compensation, otherwise known as “say-on-pay.” This Proposal No. 4 solicits input from our stockholders on how frequently we should hold such a vote in the future. We are seeking an advisory vote from our stockholders as to whether the stockholder advisory vote on executive compensation should occur every one (1) year, every two (2) years, or every (3) years. Accordingly, you have the opportunity to choose the option of every “one (1) year,” every “two (2) years,” every “three (3) years,” or to “abstain” from voting on the frequency for which the Company should hold a stockholder advisory vote to approve the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables, narrative discussion and any related material disclosed in this proxy statement.

As with “say-on-pay,” we provide this vote pursuant to Section 14A of the Exchange Act. This item is also an advisory vote, which means that it will not bind the Company or our Board. We will disclose how many stockholders voted for each of the three options (annual, biennial, or triennial votes) as well as how many abstained from voting. We last held a vote regarding the frequency of future “say-on-pay” votes in 2019. Since then, consistent with the recommendation of our stockholders, we have held “say-on-pay” advisory votes every three years.

In considering the interests of our stockholders and the Company, the Board has determined that the recommended frequency for which the Company should hold a stockholder advisory vote to approve the compensation paid to the Company’s named executive officers should be every three (3) years. We believe that every three (3) years is the appropriate frequency to hold a Say-on-Pay vote for several reasons. As our compensation programs reward both short-term and long-term performance, stockholder input on executive compensation would be most useful if the effectiveness of our compensation program is evaluated and judged over a multi-year period. Further, a three year interval provides the Board and the Compensation Committee with sufficient time to evaluate the effectiveness of its compensation policies and implement changes in response to its evaluation and the results of the advisory vote. Thus, the Board recommends that stockholders approve a frequency of every three (3) years.

As your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or the Company, the Board may decide that it is in the best interests of the Company and our stockholders to hold a stockholder advisory vote on executive compensation more or less frequently than the option recommended by our stockholders. However, we value the opinions of our stockholders on executive compensation matters and we will take the results of this advisory vote into consideration when making future decisions regarding the frequency with which the Company holds a stockholder advisory vote on the compensation paid to the Company’s named executive officers.

This non-binding “frequency” vote is required to be submitted to our stockholders at least once every six (6) years. We expect to conduct our next stockholder vote on “say-on-pay” frequency at our 2031 annual meeting of stockholders.

Vote and Recommendation of the Board

The Board will consider the alternative receiving the greatest number of votes to be the recommendation of the stockholders.

The Board unanimously recommends that stockholders vote “FOR” “EVERY THREE (3) YEARS” for the advisory vote on whether the stockholder advisory vote on executive compensation should occur every one (1) year, every two (2) years, or every three (3) years.

PROPOSAL NO. 5

APPROVAL OF THE 2025 STOCK INCENTIVE PLAN

Overview

On August 6, 2025, the Board adopted, upon the recommendation of the Compensation Committee, the 2025 Stock Incentive Plan (the “2025 Plan”), subject to and effective upon stockholder approval at the Annual Meeting. We are asking our stockholders to approve the 2025 Plan in order to permit the Company to use the 2025 Plan to achieve the Company's performance, recruiting, retention and incentive goals.

The 2025 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the 2025 Plan is essential to our continued success. We believe that equity is an important and significant component of our employees’ compensation. The Board further believes that equity incentives motivate high levels of performance, align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity incentives will be important to the future success of the Company and is in the best interests of the Company's stockholders.

One of the requirements of “performance-based compensation” under Section 162(m) of the IRC is that the material terms of performance-based awards be approved by stockholders. The material terms include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria upon which a performance goal may be based, and (iii) the maximum amount of compensation that can be paid to an employee under awards intended to satisfy the performance-based compensation exception under Section 162(m). Stockholder approval of the 2025 Plan is intended to constitute approval of each of these aspects of the 2025 Plan for purposes of the approval requirements of Section 162(m). However, nothing in this proposal precludes the Company or the Compensation Committee, which administers the 2025 Plan, from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service. If stockholders fail to reapprove the material terms of performance-based awards under the 2025 Plan, we may continue to pay performance-based compensation thereunder in the future, even though any such compensation paid may not meet the conditions for tax deductibility under Section 162(m).

The potential dilution resulting from issuing all of the proposed 8 million shares of Class A Common Stock under the 2025 Plan, assuming the 2025 Plan is approved by the stockholders, would on the Record Date be 2.41% (giving effect to such issuance).

We are seeking stockholder approval of the 2025 Plan in order to satisfy certain legal requirements, including making awards under it eligible for beneficial tax treatment. In addition, the Board regards stockholder approval of the 2025 Plan as desirable and consistent with good corporate governance practices.

Assuming stockholders approve the 2025 Plan, the 2025 Plan will be effective as the date of the Annual Meeting.

Summary of the 2025 Plan

The following is a summary of the material terms of the 2025 Plan and is qualified in its entirety by reference to the full text of the 2025 Plan, attached as Annex B to this Proxy Statement.

General. The 2025 Plan would authorize the grant to eligible individuals of (1) stock options (incentive and nonstatutory), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, and (5) other stock-based compensation.

Stock Subject to the 2025 Plan. The maximum number of shares of our Class A Common Stock that may be issued under the 2025 Plan is 6 million shares, which amount will be increased to the extent that grants made under the 2025 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the 2025 Plan).

Substitute awards (awards made or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) will not reduce the shares authorized for grant under the 2025 Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the 2025 Plan.

No Liberal Share Recycling. Notwithstanding anything to the contrary, any and all stock that is (i) withheld or tendered in payment of an option exercise price; (ii) withheld by the Company or tendered by the grantee to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in stock, without regard to the number of shares of stock that are actually issued to the grantee upon exercise; or (vi) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, shall not be added to the maximum number of shares of stock that may be issued under the 2025 Plan.

Eligibility. Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the 2025 Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive Incentive Stock Options. Employees, directors (including non-employee directors) and consultants of or for our Company and its affiliates are eligible to receive Nonstatutory Stock Options, Restricted Stock, Purchase Rights and any other form of award the 2025 Plan authorizes.

Purpose. The purpose of the 2025 Plan is to promote the interests of the Company and its stockholders by providing executive officers, employees, non-employee directors, and key advisors of the Company and its defined subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Administration. Unless otherwise determined by the Board, the Compensation Committee administers the 2025 Plan. The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of NYSE American listing standards. The Compensation Committee has the power, in its discretion, to grant awards under the 2025 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the 2025 Plan and to otherwise administer the 2025 Plan. Except as prohibited by applicable law or any rule promulgated by a national securities exchange to which the Company may in the future be subject, the Compensation Committee may delegate all or any of its responsibilities and powers under the 2025 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the 2025 Plan. In no event, however, shall the Compensation Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change of control of the Company.

The 2025 Plan provides that members of the Compensation Committee shall be indemnified and held harmless by the Company from any loss or expense resulting from claims and litigation arising from actions related to the 2025 Plan.

Term. If the 2025 Plan is approved, the 2025 Plan will be effective December 29, 2025, and awards may be granted through December 28, 2035. No awards may be granted under the 2025 Plan subsequent to that date. The Board may suspend or terminate the 2025 Plan without stockholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the 2025 Plan, the Compensation Committee as administrator has the sole discretion to interpret the provisions of the 2025 Plan and outstanding awards. Our Board generally may amend or terminate the 2025 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment that:

•	Increases the number of shares of Class A Common Stock subject to the 2025 Plan;
•	Decreases the price at which grants may be granted;
•	Reprices existing options;
•	Materially increases the benefits to participants; or
•	Changes the class of persons eligible to receive grants under the 2025 Plan.

Repricing Prohibition. Other than in connection with certain corporate events, the Compensation Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

Minimum Vesting Requirement. Grantees of full-value awards (i.e., awards other than options and SARs), will be required to continue to provide services to the Company or an affiliated company for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of stock authorized for issuance under the 2025 Plan may provide for vesting of full-value awards, partially or in full, in less than one year.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Class A Common Stock or the value thereof, appropriate adjustments to the 2025 Plan and awards will be made as the Board determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for issuance under the 2025 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2025 Plan, and the limits on the number of awards that any person may receive.

Change of Control. Agreements evidencing awards under the 2025 Plan may provide that upon a Change of Control (as defined in the 2025 Plan), unless otherwise provided in the agreement evidencing an award), outstanding Awards may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such Award, as applicable.

Notwithstanding any other provisions of the 2025 Plan to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any participant unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award agreement or in any other written agreement, including an employment agreement, between us and the participant. If the Change of Control results in the involuntary termination of participant’s employment, outstanding awards will immediately vest, become fully exercisable and may thereafter be exercised.

Generally, under the 2025 Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation of our Company with or into another entity, pursuant to which our stockholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the 2025 Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) the Company is dissolved or liquidated.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2025 Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Class A Common Stock on the date of grant. Options granted under the 2025 Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2025 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionee may exercise their options if an optionee’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of Class A Common Stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the 2025 Plan. An optionee may also designate a beneficiary who may exercise the option following the optionee’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our subsidiary corporations. The Compensation Committee may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Class A Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s Class A Common Stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of Class A Common Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Class A Common Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Compensation Committee may determine but shall in no event be less than the fair market value of a share of Class A Common Stock on the date of grant of such SAR).

Restricted Stock and Restricted Stock Units. Restricted Stock is Class A Common Stock that the Company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified period that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the 2025 Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the 2025 Plan.

At the time of grant, the Compensation Committee may place restrictions on Restricted Stock and restricted stock units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of Class A Common Stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards. The 2025 Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Class A Common Stock. Subject to the limitations contained in the 2025 Plan, this includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the 2025 Plan and (ii) a right to acquire stock from the Company containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of Other Stock-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our Class A Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits per Participant,” the Board, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of Class A Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), a committee of “outside directors” (as defined in Code Section 162(m)) with authority delegated by our Board will determine the terms and conditions of such awards, including the performance criteria. The performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards shall be based on the attainment of specified levels of one or any combination of the following:

•	the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;
•	the attainment of certain target levels of, or a specified increase in, operational cash flow;

•	the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee;
•	earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;
•	the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity;
•	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;
•	the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s Class A Common Stock;
•	the growth in the value of an investment in the Company’s Class A Common Stock;
•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs;
•	gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest);
•	total stockholder return;
•	return on assets or net assets;
•	return on sales;
•	operating profit or net operating profit;
•	operating margin;
•	gross or net profit margin;
•	cost reductions or savings;
•	productivity;
•	operating efficiency;
•	working capital;
•	market share;
•	customer satisfaction; and
•	to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, parents, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The authorized committee of outside directors may also exclude under the terms of the performance awards, the impact of an event or occurrence that the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, or (ii) changes in generally accepted accounting principles or practices.

In connection with the approval of the 2025 Plan, the stockholders also are being asked to approve the above criteria for purposes of Section 162(m) of the Code.

New Plan Benefits under the 2025 Plan

Because future awards under the 2025 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the 2025 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the 2025 Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or the Company at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by the Company. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which the Company will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualified stock option.

Stock Appreciation Rights. A participant granted a stock appreciation right under the 2025 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and the Company’s Class A Common Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the 2025 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2025 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Required Vote and Board Recommendation

Approval of the 2025 Plan requires the receipt of the affirmative vote of a majority of the shares of the Company’s Eligible Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the 2025 Plan.

PROPOSAL NO. 6

APPROVAL TO ADJOURN THE MEETING TO A LATER DATE OR TIME, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE OTHER PROPOSALS BEFORE THE MEETING

Overview

The Adjournment Proposal, if adopted, will allow the Chairman of the Meeting to adjourn the Meeting one or more times to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to the Company’s stockholders in the event that based upon the tabulated vote at the time of the Meeting, including the resumption of the previously adjourned Meeting, if applicable, there are insufficient votes for, or otherwise in connection with, the approval of the Director Proposal, the Auditor Proposal, the Say-on-Pay Proposal, the Frequency Proposal or the SIP Proposal. In no event will the Meeting be adjourned beyond the date by which it may properly done under the Company’s Bylaws or Delaware law.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by stockholders, the Company may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Required Vote and Board Recommendation

The approval of the Adjournment Proposal requires the receipt of the affirmative vote of a majority of the shares of the Company’s Eligible Capital Stock present in person or by proxy and voting at the Meeting.

 The Board unanimously recommends a vote “FOR” the approval to adjourn the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Milton C. Ault, III	56	Executive Chairman of the Board
William B. Horne	57	Chief Executive Officer and Vice Chairman
Henry Nisser	57	President, General Counsel and Director
Kenneth Cragun	64	Chief Financial Officer

Biographical information about Mr. Ault is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Horne is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Nisser is provided in “Proposal No. 1 – Election of Directors.”

Kenneth S. Cragun

Mr. Cragun has been our Chief Financial Officer since August 2020 and between October 2018 and August 2020, served as our Chief Accounting Officer. Since June 2021, Mr. Cragun has served as Senior Vice President of Finance at Alzamend on a part-time basis. Between December 2018 and June 2021, Mr. Cragun served as the Chief Financial Officer of Alzamend. Mr. Cragun has been the Chief Financial Officer of Ault Disruptive since its inception in February 2021. Mr. Cragun has served on the board of directors and Chairman of the Audit Committee of Verb Technology Company, Inc. from September 2018 to August 2025. Mr. Cragun served on the board of directors of Algorhythm Holdings, Inc. from July 2022 to September 2024.. He served as a CFO Partner at Hardesty, LLC, a national executive services firm between October 2016 and October 2018. His assignments at Hardesty included serving as Chief Financial Officer of CorVel Corporation, a publicly traded company and a nationwide leader in technology driven, healthcare-related, risk management programs, and of RISA Tech, Inc., a private structural design and optimization software company. Mr. Cragun was also Chief Financial Officer of two Nasdaq-traded companies, Local Corporation, a publicly held local search company (“Local Corp.”), from April 2009 to September 2016, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo.

Involvement in Certain Legal Proceedings

To our knowledge, and except as disclosed below, none of our current officers has, during the past ten years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;*

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; **

•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* On March 28, 2025, our former majority owned subsidiary, Avalanche International Corp. (“AVLP”), filed a voluntary petition in the United States Bankruptcy Court for the District of Nevada seeking relief under the provisions of Chapter 7 of Title 11 of the United States Code. The filing placed AVLP under the control of the bankruptcy court, which oversaw its liquidation, which occurred in March 2025. Consequently, AVLP no longer exists and is therefore not a subsidiary of ours. Mr. Horne served as Chief Financial Officer of AVLP from June 2016 until its bankruptcy was effectuated in March 2025.

** The Company issued a press release on August 15, 2023 which summarized the terms of the Company’s and Messrs. Ault and Horne’s settlement with the SEC. The press release announced, in pertinent part, that, “Under terms of the settlement, the Company, Mr. Ault, and Mr. Horne neither admit nor deny the SEC’s findings, which do not entail intentional misconduct. The Company will pay a civil penalty of $700,000 that was fully accrued in the fourth quarter of 2022; Mr. Ault will pay disgorgement of $85,504 and a civil penalty of $150,000; and Mr. Horne will pay a civil penalty of $20,720. In addition, the Company has undertaken to retain an independent consultant to conduct a comprehensive review of the Company’s internal control over financial reporting and disclosure controls and procedures, and to issue a report providing recommendations for improvements.” All the foregoing payments were made in August 2023.

The action brought by the SEC alleged that (i) the Company had violated Sections 17(a)(2) and 17(a)(3) of the Securities Act and Sections 13(a), 13(b)(2)(A), 13(b)(2)(B) and 14(a) of the Exchange Act and Exchange Act Rules 12b-20, 13a-1, 13a-11, 13a-13, 13a-15(a), 14a-3, and 14a-9 thereunder, (ii) Mr. Ault had violated, and caused the Company to violate, Sections 17(a)(2) and 17 (a)(3) of the Securities Act and Exchange Act Section 14(a) and Exchange Act Rules 14a-3 and 14a-9, caused the Company’s violations of Exchange Act Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) and Exchange Act Rules 13a-1, 13a-11, 13a-13, and 12b-20, and violated Exchange Act Rule 13b2-1, and (iii) Mr. Horne violated Exchange Act Rule 13b2-1 and caused the Company’s violations of Exchange Act Sections 13(b)(2)(A) and 13(b)(2)(B). In summary, the foregoing sections and rules relate to alleged violations of U.S. federal securities laws consisting of, without limitation, material misstatements regarding certain businesses of the Company, the failure to disclose interests in related person transactions, improper recording of purported consulting services, erroneous accounting of investments, and the failure to maintain accounting and disclosure controls.

Further, the SEC ordered each of the Company, Mr. Ault and Mr. Horne cease and desist from committing or causing any violations and future violations of the foregoing sections and rules of the Securities Act and Exchange Act that the SEC had alleged had been violated by each of them.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2024 and 2023, by our principal executive officer. Because we are a Smaller Reporting Company, we only have to report information of our principal executive officer and our two other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)(2)	Total ($)
Milton C. Ault, III	2024	400,000	16,667	-	-	126,950	543,617
Executive Chairman of the Board	2023	400,000	16,667	-	-	325,773	742,440
William B. Horne	2024	400,000	16,667	-	-	84,502	501,169
Chief Executive Officer	2023	375,000	16,667	-	-	98,195	489,862
Henry C. Nisser	2024	300,000	12,500	-	-	24,921	337,421
President and General Counsel	2023	300,000	12,500	-	-	55,727	368,227

(1)	The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.
(2)	The amounts in “All Other Compensation” consist of 401(k) matching amounts, vehicle allowance, personal use of the Company’s corporate aircraft, health insurance benefits, long-term and short-term disability insurance benefits, and travel and entertainment expenses. The personal use of corporate aircraft, reflects the incremental cost to Hyperscale Data for use of the corporate aircraft, determined on the basis of the variable operational costs of each flight, including fuel, maintenance, flight crew travel expense. Summary table of “All Other Compensation” for the year ended December 31, 2024 is set forth below:

Name	401(k) Matching Contribution ($)	Automobile Expenses ($)	Personal Use of Aircraft ($)	Medical and Life Insurance Benefits ($)	Total All Other Compensation ($)
Milton C. Ault, III	9,442	12,000	78,324	27,184	126,950
William B. Horne	17,250	12,000	-	55,252	84,502
Henry C. Nisser	12,500	-	-	12,421	24,921

Compensation from Related Companies

The compensation table above does not include compensation paid to those executives from related companies for the year ended December 31, 2024 as set forth below:

	AVLP	Alzamend		Circle 8
Name	Officer Compensation	Board Fees	Officer Compensation	Board Fees
Milton C. Ault, III	$-	$37,500	$-	$-
William B. Horne	$33,333	$50,000	$-	$25,000
Henry C. Nisser	$33,333	$-	$50,000	$-

Employment Agreements

Milton C. Ault, III

On June 17, 2018, the Company entered into a ten-year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer of the Company.  On January 19, 2021, Mr. Ault was appointed as Executive Chairman of the Company. For his services, Mr. Ault will be paid a base salary of $400,000 per annum (the “Base Salary”).

Pursuant to the terms and subject to the conditions set forth in the agreement, if the Company meets or exceeds criteria adopted by the Company’s compensation committee (the “Compensation Committee”) for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

In addition, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s Class A Common Stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization above the High Water Mark (as such terms are defined in the agreement) as measured by the daily average closing bid price of the Company’s Class A Common Stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets.  The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows:  (A)  an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

William B. Horne

On January 25, 2018, we entered into an employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries for an initial term through September 30, 2022, which automatically renews thereafter for successive one-year terms unless either party provides written notification at least four months prior to the end of a term of their desire to terminate.  Mr. Horne’s base salary was $300,000 per annum, which was increased to $400,000 effective April 1, 2023 and further increased to $500,000 per annum effective May 1, 2025. Mr. Horne is eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Henry Nisser

On April 12, 2019, the Company entered into an employment agreement (the “Agreement”) with Henry Nisser to serve as General Counsel and Executive Vice President of the Company and its subsidiaries for an initial term through May 1, 2023 which automatically renews thereafter for successive one-year terms unless either party provides written notification at least four months prior to the end of a term of their desire to terminate. The effective date of the Agreement was May 1, 2019. For 2024, Mr. Nisser’s base salary was $300,000 per annum (the “Base Salary”), which was increased to $400,000 per annum effective May 1, 2025.

Mr. Nisser is eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee.

Mr. Nisser’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Nisser is employed by the Company and upon the termination of Mr. Nisser’s employment and for a period of two years thereafter, there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Nisser shall have been determined.

Upon termination of Mr. Nisser’s employment (other than upon the expiration of the employment), Mr. Nisser shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Nisser’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Nisser’s employment, the Company shall pay to Mr. Nisser a “Separation Payment” as follows: (a) an amount equal to four weeks of base salary for each full year of service, (b) commencing on the date that shall be one (1) year from the effective date, should Mr. Nisser provide the Company with a separation, waiver and release agreement within 30 days of termination, then the Company shall pay to Mr. Nisser the Base Salary (in effect immediately prior to the termination date) an amount equal to the lesser of what Mr. Nisser would have received if the employment period ended after (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 18-month period commencing on the date Executive is terminated, payable in one lump sum; (ii) provide during the separation period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Nisser would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Nisser will be paid an amount equal to four times his Separation Payment.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of annual total compensation of Mr. Ault, our Executive Chairman, to that of our median employee. Our median employee earned $50,000 in total compensation for 2024. Based upon the total 2024 compensation reported for Mr. Ault of $543,617 as reported under “Total” in the Summary Compensation Table, our ratio of PEO to median employee pay was 11:1. Our median employee is employed in our ROI subsidiary.

Our Chief Executive Officer and Principal Executive Officer, however, is not Mr. Ault but William B. Horne. In order to follow the intent of the SEC’s rules, which appear to presume that the CEO is the highest paid executive officer of an issuer, we chose to present the total annual compensation of Mr. Ault, who is paid marginally more than Mr. Horne.

While Mr. Ault’s salary is the same as Mr. Horne’s for the fiscal year ended December 31, 2024 and exceeds Mr. Horne’s salary by $25,000 for the fiscal year ended December 31, 2023, respectively, his annual total compensation exceeds Mr. Horne’s by no more than $42,448 and $252,578 for the fiscal years ended December 31, 2024 and 2023, respectively.

Calculation Methodology

To identify our median employee, we identified our total employee population worldwide as of December 31, 2024, excluding our Executive Chairman, in accordance with SEC rules. On December 31, 2024, 95% of our employee population was located in the U.S., with 5% in non-U.S. locations.

We collected full-year 2024 actual gross earnings data for the December 31, 2024 employee population, including cash-based compensation and equity-based compensation that was realized in 2024, relying on our internal payroll records. Compensation was annualized on a straight-line basis for non-temporary new hire employees who did not work with our company for the full calendar year.

Once we determined the median employee, we calculated total compensation for the median employee in the same manner in which we determine the compensation shown for our named executive officers in the Summary Compensation Table, in accordance with SEC rules.

Pay Versus Performance

Pay Versus Performance Table

The following table sets forth information concerning: (1) the compensation of our Executive Chairman, Mr. Ault (referred to in the table below as “EC”) and the average compensation for our other Named Executive Officers (“NEOs”), Mr. Horne (our PEO) and Mr. Nisser, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2022, 2023 and 2024 and (2) our cumulative total shareholder return (“TSR”), the cumulative TSR of our selected peer group (Bitfarms Limited, Cipher Mining, Inc., CleanSpark, Inc., Hive Digital Technologies Limited, Riot Platforms, Inc., Titan Machinery Inc., Alta Equipment Group Inc., B. Riley Financial, Inc.), net loss and revenue over such years, in each case determined in accordance with SEC rules:

Value of Initial Fixed $100 Investment Based on:
Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income ($)	Total Revenue ($)

543,617	543,617	419,295	419,295	0.00	48.64	(61,481,000)	106,662,000

742,440	689,052	429,045	375,657	0.03	70.86	(232,402,000)	134,846,000

2,173,059	1,120,398	1,705,208	652,547	10.08	40.15	(182,209,000)	104,079,000

Compensation actually paid to our EC represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	2024		2023		2022
Name	EC ($)	Average of NEOs ($)	EC ($)	Average of NEOs ($)	EC ($)	Average of NEOs ($)

Summary compensation table total	543,617	419,295	742,440	429,045	2,173,059	1,705,208
Deduction for amounts reported under the stock awards column in the summary compensation table	-	-	-	-	-	-
Year end value of equity awards granted during year that remain unvested as of year-end	-	-	-	-	-	-
Year over year change in fair value of outstanding and unvested equity awards	-	-	-	-	(525,468)	(525,468)
Year over year change in fair value of equity awards granted in prior years and vested in the year	-	-	(53,388)	(53,388)	(527,193)	(527,193)
Compensation actually paid	543,617	419,295	689,052	375,657	1,120,398	652,547

Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our EC and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) our peer group TSR, (iv) our net loss, and (v) our revenue, in each case, for the fiscal years ended December 31, 2022, 2023 and 2024.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested. The term “PEO” as used in the tables below refers to the EC, not the PEO.

Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging

We do not have formal stock ownership guidelines for our employees or directors, because the Board is satisfied that stock and option holdings among our employees or directors are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.

We have established an insider trading policy that provides guidelines to, and imposes restrictions on, officers, directors and employees with respect to transactions in the Company’s securities. The Company’s insider trading policy prohibits certain actions by such individuals relating to buying and selling Class A Common Stock of the Company, and discourages certain other actions in other situations. Such individuals are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer. Under these plans, the individual must not exercise any influence over the amount of the securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party. Such plans provide a defense from insider trading liability.

We have not adopted any hedging policies.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

During fiscal 2024, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Advisory Vote on Executive Compensation

At the annual meeting of stockholders on November 23, 2022, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. An advisory vote on executive compensation is held every three years.

Stock Incentive Plans

On December 28, 2018, the stockholders approved the 2018 Stock Incentive Plan (as amended on May 5, 2019), which amendment was approved by the stockholders on July 19, 2019, the “2018 Stock Incentive Plan”), under which options to acquire up to 5,000 shares of Class A Common Stock may be granted to the Company’s directors, officers, employees and consultants. The 2018 Stock Incentive Plan is in addition to the Company’s (ii) 2016 Stock Incentive Plan, under which options to acquire up to 1 share of Class A Common Stock may be granted to the Company’s directors, officers, employees and consultants, (iv) 2021 Stock Incentive Plan, under which 1,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation. be granted to the Company’s directors, officers, employees and consultants, (v) 2021 Employee Stock Purchase Plan, intended to assist our employees in acquiring share ownership up to an aggregate of 131 shares of Class A Common Stock, and (vi) 2022 Stock Incentive Plan, under which 10,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation be granted to the Company’s directors, officers, employees and consultants (collectively the “Plans”).

The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2024, no options to purchase shares of Class A Common Stock were issued and outstanding, and 297 shares are available for future issuance under the Plans.

401(k) Plans

Hyperscale Data and TurnOnGreen have adopted tax-qualified employee savings and retirement plan, or 401(k) plans, which generally cover all of their full-time employees. Pursuant to the 401(k) plans, eligible employees may make voluntary contributions to the plan up to a maximum of pursuant to the current Internal Revenue Code limits. The Hyperscale Data and TurnOnGreen 401(k) plans include matching contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary and permits discretionary contributions. The 401(k) plans are intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our Class A Common Stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our Class A Common Stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were 323,323,914 shares of our Class A Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. Class A Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all Class A Common Stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner(1)	Number of shares beneficially owned		Approximate percent of class
Greater than 5% Beneficial Owners:
Ault & Company, Inc.	177,945,830	(2)	35.52%
Directors and Officers:
Milton Ault, III	177,972,101	(3)	35.52%
William Horne	1	(4)	*
Henry Nisser	3	(5)	*
Ken Cragun	0		0%
Robert Smith	0		0%
Mordechai Rosenberg	0		0%
Jeffrey A. Bentz	0		0%
All directors and executive officers as a group (seven persons)	177,972,105		35.52%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Hyperscale Data, Inc., 11411 Southern Heights Pkwy, Suite 190, Las Vegas, NV 89141.

(2)	Represents (i) 274,905 shares of Class A Common Stock owned, (ii) 14,679,698 shares of Class B Common Stock that are convertible into the same number of shares of Class A Common Stock and carry the voting power of 146,796,980 shares of Class A Common Stock, (iii) 154,320,991 shares of Class A Common Stock issuable upon conversion of 50,000 shares of Series C Convertible Preferred Stock that carry the voting power of 464,576 shares of Class A Common Stock, (iv) 2,962,963 shares of Class A Common Stock issuable upon conversion of 960 shares of Series G Convertible Preferred Stock that carry the voting power of 153,748 shares of Class A Common Stock, (v) 5,068,221 shares of Class A Common Stock issuable upon conversion of 960 shares of Series H Convertible Preferred Stock that carry the voting power of 5,068,221 shares of Class A Common Stock and (vi) 639,052 shares of Class A Common Stock underlying presently exercisable warrants.

(3)	Represents (i) 177,945,830 shares of Class A Common Stock beneficially owned by A&C, as disclosed in footnote 2 above, (ii) 24,550 shares of Class A Common Stock owned by Mr. Ault, and (iii) 1,721 shares of Class B Common Stock that are convertible into the same number of shares of Class A Common Stock and carry the voting power of 17,210 shares of Class A Common Stock. Mr. Ault is the Chief Executive Officer of A&C.

(4)	Represents (i) 1 share of Class B Common Stock that carries the voting power of 10 shares of Class A Common Stock.

(5)	Represents (i) 2 shares of Class A Common Stock and (ii) 1 share of Class B Common Stock that carries the voting power of 10 shares of Class A Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee or in certain instances, a special committee of our Board, monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee or a special committee of our Board include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

•	the aggregate amount involved is determined to by the Audit Committee to be material;

•	we are a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;

•	a greater than five percent beneficial owner of our Common Stock; or

•	any immediate family member of the foregoing.

When reviewing transactions with a related person, the Audit Committee or any special committee of our Board formed for that purpose applies the standards for evaluating conflicts of interest outlined in our written Code of Business Conduct and Ethics.

The following information sets forth certain related transactions between us and certain of our stockholders or directors.

Ault & Company, Inc.

Series C Preferred Stock Purchase Agreement

On November 6, 2023, we entered into the November 2023 SPA with A&C, pursuant to which we agreed to sell, in one or more closings, to A&C up to 50,000 shares of Series C Convertible Preferred Stock and the Series C Warrants to purchase up to 0.4 million shares of Class A Common Stock for a total purchase price of up to $50 million.

On March 25, 2024 we entered into an amendment to the (i) November 2023 SPA, (ii) the related Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Convertible Stock and (iii) the number of Series C Warrants, to provide for (A) an increase in the dollar amount of the Series C Convertible Preferred Stock that A&C may purchase from us from $50 million to $75 million and (B) extended the date of on which the final closing may occur to June 30, 2024, subject to A&C’s ability to further extended such date for ninety days.

On September 17, 2024, we and A&C entered into the Second Amendment. Pursuant to the Second Amendment, the “Termination Date” was amended from June 30, 2024 to December 31, 2024, in each case subject to the right of A&C to extend such date for an additional ninety (90) days.

As of the Record Date, A&C has purchased an aggregate of 50,000 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase an aggregate of 422,337 Warrant Shares, for an aggregate purchase price of $50.0 million.

Additionally, until the earlier of (i) four years from the initial closing date of the November 2023 SPA or (ii) the date when A&C holds fewer than 10,000 shares of Series C Convertible Preferred Stock, the Company will be prohibited from (A) entering into any financing, whether debt or equity, other than conventional loans from a commercial bank, at a price per share less than the Series C Conversion Price (as defined below) or (B) entering into a variable rate financing transaction.

Further, for as long as A&C holds at least 10,000 shares of Series C Convertible Preferred Stock, A&C shall have a right to participate in any subsequent financing (a “Subsequent Financing”) allowing A&C to purchase such number of securities in the Subsequent Financing to allow A&C to maintain its percentage beneficial ownership of the Company that A&C held immediately prior to the Subsequent Financing.

On December 14, 2023, pursuant to the November 2023 SPA, we sold to A&C, in three separate closings that occurred on the closing date, an aggregate of 41,500 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase 350,543 shares of Class A Common Stock, for a total purchase price of $41.5 million. At the Initial Closing, A&C purchased 21,500 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase 181,607 shares of Class A Common Stock, for a purchase price of $21.5 million, paid in cash. Immediately upon the Initial Closing, we paid $20,432,876 to satisfy in full the outstanding secured convertible notes issued to the lenders pursuant to the Loan and Guarantee Agreement, dated November 7, 2022, as amended on July 19, 2023.

Promptly thereafter, at the Second Closing, A&C purchased 10,000 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase 84,468 shares of Class A Common Stock, for a purchase price of $10.0 million, paid in cash. Immediately upon the Second Closing, we paid $10.0 million to partially satisfy the outstanding Senior Note. Promptly thereafter, at the Third Closing, A&C purchased another 10,000 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase another 84,468 shares of Class A Common Stock, for a purchase price of $10.0 million, paid in cash. Immediately upon the Third Closing, we paid $7.5 million to satisfy the remaining outstanding balance on the outstanding Senior Note.

On December 14, 2023, we, along with the Guarantors entered into the Loan Agreement with institutional lenders, pursuant to which A&C borrowed $36 million and issued the Secured Notes to the lenders in the aggregate amount of $38.9 million.

Pursuant to the Loan Agreement, the Guarantors, as well as Milton C. Ault, III, our Executive Chairman and the Chief Executive Officer of A&C, agreed to act as guarantors for repayment of the Secured Notes. In addition, certain Guarantors entered into various agreements as collateral in support of the guarantee of the Secured Notes, including (i) a security agreement by Sentinum, pursuant to which Sentinum granted to the Lenders a security interest in (a) the Miners, (b) all of the digital currency mined or otherwise generated from the Miners and (c) the membership interests of ACS, (ii) a security agreement by the Company, Ault Lending, BNI Montana and AGREE, pursuant to which those entities granted to the lenders a security interest in substantially all of their assets, as well as a pledge of equity interests in Ault Aviation, AGREE, Sentinum, Third Avenue, Ault Energy, Eco Pack, and Circle 8 Holdco, (iii) a mortgage and security agreement by Third Avenue on the Florida Property, (iv) a future advance mortgage by ACS on the Michigan Property, (v) an aircraft mortgage and security agreement by Ault Aviation on the Aircraft, and (vi) deposit account control agreements over certain bank accounts held by certain of our subsidiaries.

In addition, pursuant to the Loan Agreement, we agreed to establish the Segregated Account, which would be used as a further guarantee of repayment of the Secured Notes. $3.5 million of cash was paid into the Segregated Account on the closing date. We are required to have the minimum balance in the Segregated Account be not less than $7 million, $15 million, $20 million and $27.5 million on the five-month, nine-month, one-year and two-year anniversaries of the closing date, respectively. In addition, starting on March 31, 2024, we are required to deposit $0.3 million monthly into the Segregated Account, which increases to $0.4 million monthly starting March 31, 2025. Further, we agreed to deposit into the Segregated Account, (i) up to the first $7 million of net proceeds, if any, from the sale of the Hilton Garden Inn in Madison West, the Residence Inn in Madison West, the Courtyard in Madison West, and the Hilton Garden Inn in Rockford; (ii) 50% of cash dividends (on a per dividend basis) received from Circle 8 on or after June 30, 2024; (iii) 30% of the net proceeds from any bond offerings we conduct, which shall not exceed $9 million in the aggregate; and (iv) 25% of the net proceeds from cash flows, collections and revenues from loans or other investments made by Ault Lending (including but not limited to sales of loans or investments, dividends, interest payments and amortization payments), which shall not exceed $5 million in the aggregate. In addition, if we decide to sell certain assets, we further agreed to deposit funds into the Segregated Account from the sale of those assets, including, (i) $15 million from the sale of the Florida Property, (ii) $11 million from the sale of the Aircraft, (iii) $17 million from the sale of the Michigan Property, (iv) $350 per Miner, subject to a de minimis threshold of $1 million, and (v) $10 million from the sale of Circle 8.

Amendments to Loan and Guarantee Agreement

On September 17, 2024, the loan and guarantee agreement, dated as of December 14, 2023, as amended, pursuant to which the Company has guaranteed financial obligations of A&C borrowings, was amended regarding the Company’s obligations to fund the restricted cash Segregated Account.

The Company agreed to deposit in the Segregated Account: (i) $0.4 million monthly commencing on September 30, 2024 and ending on February 28, 2025; and (ii) $0.5 million monthly commencing on March 31, 2025 and ending on the earlier of the term loan maturity date, prepayment of the term loan in full or the date on which the balance of the Segregated Account exceeds 110% of the outstanding balance of the term loan. As of December 31, 2024, the Company had deposited $18.4 million in the Segregated Account.

On March 7, 2025 the loan and guarantee agreement, dated as of December 14, 2023, as amended, pursuant to which the Company has guaranteed financial obligations of A&C borrowings, was further amended regarding the Company’s obligations to fund the restricted cash Segregated Account.

Pursuant to the March 7, 2025 amendment, the Company agreed to deposit in the Segregated Account: (i) $0.2 million monthly commencing on April 11, 2025 and ending on June 11, 2025; and (ii) $0.4 million monthly commencing on July 11, 2025 and ending on the earlier of the term loan maturity date, prepayment of the term loan in full or the date on which the balance of the Segregated Account exceeds 110% of the outstanding balance of the term loan.

Description of the Series C Convertible Preferred Stock

Conversion Rights

Each share of Series C Convertible Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Class A Common Stock at a conversion price equal to the greater of (i) $0.10 (the “Preferred Floor Price”), and (ii) the lesser of (A) $0.35 or (B) 105% of the volume weighted average price of the Class A Common Stock during the ten trading days immediately prior to the date of conversion (the “Series C Conversion Price”). The Series C Conversion Price is subject to adjustment in the event of an issuance of Class A Common Stock at a price per share lower than the Series C Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Preferred Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series C Preferred Stock are entitled to vote with the Class A Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and the NYSE American, provided, however, that for purposes of complying with NYSE American regulations, the conversion price, for purposes of determining the number of votes the holder of Series C Convertible Preferred Stock is entitled to cast, shall not be lower than $107.625 (the “Series C Voting Floor Price”), which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the date of execution of the November 2023 SPA. The Series C Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

In addition, A&C will be entitled to elect such number of directors to the Board as shall be equal to a percentage determined by dividing (i) the number of shares of Class A Common Stock issuable upon conversion of the Series C Preferred Stock then owned by A&C (the “Conversion Shares”), by (ii) the sum of the number of shares of Class A Common Stock then outstanding plus the number of Conversion Shares.

Description of the Series C Warrants

On each closing date, the Company will issue A&C the Series C Warrants, which grant A&C the right to purchase a specified number of Class A Common Stock (the “Series C Warrant Shares”). The exercise price of the Series C Warrants is $118.39 (the “Series C Exercise Price”) and the number of Series C Warrant Shares is determined by dividing the actual investment amount by the Series C Exercise Price. The Series C Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Series C Warrants have a five-year term, expiring on the fifth anniversary of the date of issuance, and become exercisable on the first business day after the six-month anniversary of the date of issuance.

Series G Preferred Stock Purchase Agreement

On December 21, 2024, we entered into the December 2024 SPA with A&C, pursuant to which we agreed to sell, in one or more closings, to A&C up to 25,000 shares of Series G Convertible Preferred Stock and the Series G Warrants to purchase up to 4.2 million shares of Class A Common Stock for a total purchase price of up to $25 million.

The December 2024 SPA shall automatically terminate if the closing has not occurred prior to December 31, 2025, though such date may be extended by A&C as set forth in the December 2024 SPA. The December 2024 SPA provides that the financing may be conducted through one or more closings.

As of the Record Date, A&C has purchased an aggregate of 960 shares of Series G Convertible Preferred Stock and Series G Warrants to purchase an aggregate of 162,217 Warrant Shares, for an aggregate purchase price of $1.0 million.

Additionally, until the earlier of (i) four years from the initial closing date of the December 2024 SPA or (ii) the date when A&C holds fewer than 5,000 shares of Series G Convertible Preferred Stock, the Company will be prohibited from (A) entering into any financing, whether debt or equity, other than conventional loans from a commercial bank, at a price per share less than the Series G Conversion Price (as defined below) or (B) entering into a variable rate financing transaction.

Further, for as long as A&C holds at least 5,000 shares of Series G Convertible Preferred Stock, A&C shall have a right to participate in a Subsequent Financing allowing A&C to purchase such number of securities in the Subsequent Financing to allow A&C to maintain its percentage beneficial ownership of the Company that A&C held immediately prior to the Subsequent Financing.

Description of the Series G Convertible Preferred Stock

Conversion Rights

Each share of Series G Convertible Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Class A Common Stock at a conversion price equal to the greater of (i) the Preferred Floor Price, and (ii) the lesser of (A) $6.74 (the “Series G Voting Floor Price”) or (B) 105% of the volume weighted average price of the Class A Common Stock during the ten trading days immediately prior to the date of conversion (the “Series G Conversion Price”). The Series G Conversion Price is subject to adjustment in the event of an issuance of Class A Common Stock at a price per share lower than the Series G Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Preferred Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series G Preferred Stock are entitled to vote with the Class A Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and the NYSE American, provided, however, that for purposes of complying with NYSE American regulations, the conversion price, for purposes of determining the number of votes the holder of Series G Convertible Preferred Stock is entitled to cast, shall not be lower than the Series G Voting Floor Price, which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the date of execution of the December 2024 SPA plus the estimated value of the Series G Warrants. The Series G Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

In addition, A&C will be entitled to elect such number of directors to the Board as shall be equal to a percentage determined by dividing (i) the number of shares of Class A Common Stock issuable upon conversion of the Series G Preferred Stock then owned by A&C (the “Conversion Shares”), by (ii) the sum of the number of shares of Class A Common Stock then outstanding plus the number of Conversion Shares.

Description of the Series G Warrants

On each closing date, the Company will issue A&C the Series G Warrants, which grant A&C the right to purchase a specified number of shares of Class A Common Stock (the “Series G Warrant Shares”). The exercise price of the Series G Warrants is $5.92 (the “Series G Exercise Price”) and the number of Series G Warrant Shares is determined by dividing the actual investment amount by the Series G Exercise Price. The Series G Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Series G Warrants have a five-year term, expiring on the fifth anniversary of the date of issuance, and become exercisable on the first business day after the six-month anniversary of the date of issuance.

Series H Preferred Stock Purchase Agreement

On July 31, 2025, we entered into a Stock Purchase Agreement (the “Series H SPA”) with A&C, pursuant to which we agreed to sell, in one or more closings, to A&C up to 100,000 shares of Series H Convertible Preferred Stock for a total purchase price of up to $100 million. On November 7, 2025, we and A&C entered into an amendment to the Series H SPA to extend its termination date. Under the amendment, the termination date will be extended to the later of (i) one year after the Company has a sufficient number of authorized shares of Class A common stock to satisfy all conversion and share-reserve requirements under the Series H SPA or (ii) December 31, 2027.  The SPA provides that the financing may be conducted through one or more closings.

As of the Record Date, A&C has purchased an aggregate of 4,000 shares of Series H Convertible Preferred Stock for an aggregate purchase price of $4.0 million.

Additionally, until the earlier of (i) four years from the initial closing date of the SPA or (ii) the date when A&C holds fewer than 5,000 shares of Series H Convertible Preferred Stock, the Company will be prohibited from (A) entering into any financing, whether debt or equity, other than conventional loans from a commercial bank, at a price per share less than the Series H Conversion Price (as defined below) or (B) entering into a variable rate financing transaction.

Further, for as long as A&C holds at least 5,000 shares of Series H Convertible Preferred Stock, A&C shall have a right to participate in a Subsequent Financing allowing A&C to purchase such number of securities in the Subsequent Financing to allow A&C to maintain its percentage beneficial ownership of the Company that A&C held immediately prior to the Subsequent Financing.

Description of the Series H Convertible Preferred Stock

Conversion Rights

Each share of Series C Convertible Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Class A Common Stock at a conversion price equal to the greater of (i) the Preferred Floor Price, and (ii) the lesser of (A) $0.79645 or (B) 105% of the volume weighted average price of the Class A Common Stock during the ten trading days immediately prior to the date of conversion (the “Series H Conversion Price”). The Series H Conversion Price is subject to adjustment in the event of an issuance of Class A Common Stock at a price per share lower than the Series H Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Preferred Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series H Preferred Stock are entitled to vote with the Class A Common Stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and the NYSE American, provided, however, that for purposes of complying with NYSE American regulations, the conversion price, for purposes of determining the number of votes the holder of Series H Convertible Preferred Stock is entitled to cast, shall not be lower than $0.72 (the “Series H Voting Floor Price”), which represents the closing sale price of the Class A Common Stock on the trading day immediately prior to the date of execution of the SPA. The Series H Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

In addition, A&C will be entitled to elect such number of directors to the Board as shall be equal to a percentage determined by dividing (i) the number of shares of Class A Common Stock issuable upon conversion of the Series H Preferred Stock then owned by A&C (the “Conversion Shares”), by (ii) the sum of the number of shares of Class A Common Stock then outstanding plus the number of Conversion Shares.

Nature of Related Parties

Ault & Company

Milton C. Ault, III, our Executive Chairman, is also the Chief Executive Officer and a director of A&C. William B. Horne, our Chief Executive Officer and Vice Chairman, is also Chief Financial Officer and a director of A&C. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the President, General Counsel and a director of A&C.

As of the Record Date, A&C, of which Milton C. (Todd) Ault, III is the chief executive officer, beneficially owned 177,945,830 shares of our Class A Common Stock, consisting of (i) 274,905 shares of Class A Common Stock owned, (ii) 14,679,698 shares of Class B Common Stock that are convertible into 14,679,698 shares of Class A Common Stock and carries the voting power of 146,796,980 shares of Class A Common Stock, (iii) 154,320,991 shares of Class A Common Stock issuable upon conversion of Series C Convertible Preferred Stock that carry the voting power of 464,576 shares of Class A Common Stock, (iv) 2,962,963 shares of Class A Common Stock issuable upon conversion of Series G Convertible Preferred Stock that carry the voting power of 153,748 shares of Class A Common Stock, (v) 5,068,221 shares of Class A Common Stock issuable upon conversion of Series H Convertible Preferred Stock that carry the voting power of 5,068,221 shares of Class A Common Stock and (vi) 639,052 shares of Class A Common Stock underlying warrants that are either presently exercisable or exercisable within 60 days of the Record Date. As of the Record Date, A&C beneficially owns approximately 35.52% of our Common Stock and had the right to cast total votes of approximately 26.57% of all votes entitled to be cast at a stockholder meeting.

Although we have relied on A&C to finance us in the past, we cannot assure you that A&C will assist us in the future. We would far prefer to rely on A&C’s assistance compared to other sources of financing as the terms they provide us are in general more favorable to us than we could obtain elsewhere. However, Messrs. Ault, Horne and Nisser could face a conflict of interest in that they serve on the board of directors of each of A&C and our company. If they determine that an investment in our company is not in A&C’s best interest, we could be forced to seek financing from other sources that would not necessarily be likely to provide us with equally favorable terms.

Alzamend

On January 31, 2024, Ault Lending entered into the January 2024 SPA with Alzamend, pursuant to which Alzamend agreed to sell, in one or more closings, to Ault Lending up to 6,000 shares of ALZN Series B Preferred and ALZN Series B Warrants to purchase up to 66,667 shares of Alzamend common stock for a total purchase price of up to $6.0 million. Between January 31, 2024 and April 29, 2024, Ault Lending purchased an aggregate of 2,100 shares of ALZN Series B Preferred and warrants to purchase 23,333 shares of common stock for a total purchase price of $2.1 million. The purchase price was paid by the cancellation of $1.15 million of cash advances made by Ault Lending to ALZN between November 9, 2023 and January 31, 2024 and a subscription receivable of $70,000 and further cash proceeds of $880,000.

Description of the ALZN Series B Preferred

The terms of the ALZN Series B Preferred are as set forth in the Amended and Restated Certificates of Designations of the Rights, Preferences and Limitations of the Series B Convertible Preferred Stock, as amended (the “Series B Certificate of Designation”). Each share of ALZN Series B Preferred has a stated value of $1,000 per share (the “ALZN Stated Value”). The ALZN Series B Preferred does not accrue dividends.

Conversion Rights

Each share of ALZN Series B Preferred is convertible into a number of shares of Alzamend common stock (“ALZN Conversion Shares”) determined by dividing the ALZN Stated Value by $90.00 (the “ALZN Conversion Price”). The ALZN Conversion Price is subject to adjustment in the event of an issuance of common stock at a price per share lower than the ALZN Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events.

Voting Rights

The holders of the ALZN Series B Preferred are entitled to vote with the common stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and Nasdaq, provided however, that for purposes of complying with Nasdaq regulations, the conversion price, for purposes of determining the number of votes the holder of ALZN Series B Preferred is entitled to cast, shall not be lower than $78.57 (the “ALZN Voting Floor Price”). The ALZN Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of Alzamend, the holders of ALZN Series B Preferred have a preferential right to receive an amount equal to the ALZN Stated Value per share of ALZN Series B Preferred before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holders of ALZN Series B Preferred. The remaining assets, if any, will then be distributed pro rata to the holders of outstanding Alzamend common stock. Any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Series B Certificate of Designation.

Description of the Series B Warrants

At each closing, Alzamend issued Ault Lending Series B Warrants, which grant Ault Lending the right to purchase a specified number of Alzamend common stock (the “ALZN Warrant Shares”). The exercise price of the Series B Warrants is $108.00 (the “ALZN Exercise Price”) and the number of ALZN Warrant Shares is equal to the number of ALZN Conversion Shares issuable upon the ALZN Series B Preferred issued at that closing. The ALZN Exercise Price is subject to adjustment in the event of an issuance of common stock at a price per share lower than the ALZN Exercise Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events.

The Series B Warrants become exercisable on the first business day after the six-month anniversary of issuance (the “ALZN Initial Exercise Date”) and have a five-year term, expiring on the fifth anniversary of the ALZN Initial Exercise Date.

Messrs. Ault, Horne and Nisser are each paid $50,000 annually by Alzamend.

Milton C. Ault, III, our Executive Chairman, is also the Vice Chairman of Alzamend. William B. Horne, our Chief Executive Officer and Vice Chairman, is also the Chairman of Alzamend. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the Executive Vice President, General Counsel and a director of Alzamend.

AVLP

Prior to the filing of Chapter 7 bankruptcy by AVLP in March 2025, Mr. Ault was paid $100,000 annually by AVLP, and each of Messrs. Horne and Nisser was paid $50,000 annually by AVLP.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors were directors of AVLP until its liquidation in March 2025. In addition, Philou Ventures, of which A&C is the Manager, was until March 2025 the controlling stockholder of AVLP. Mr. Ault is the Executive Chairman of AVLP. Further, Henry Nisser, our President, General Counsel and one of our directors, was the Executive Vice President and General Counsel of AVLP.

Director Independence

	Independent	Audit Committee	Nominating and Governance Committee	Compensation Committee
Director
Milton C. Ault III	No
William B. Horne	No
Henry Nisser	No
Robert O. Smith	Yes	C	X	X
Jeffrey A. Bentz	Yes	X	X	C
Mordechai Rosenberg	Yes	X	C	X

____________

C – Chairman of committee

X – Member of committee

PROPOSALS OF STOCKHOLDERS FOR THE 2026 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2026 Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141, Attention: Corporate Secretary, no later than August 10, 2026 (120 days before the anniversary of this year’s mailing date).

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Stockholder proposals intended to be presented at the 2026 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2026 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2025 Annual Meeting. Proposals should be addressed to Hyperscale Data, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the 2026 Annual Meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2026 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2026 Annual Meeting. Any such notice must be provided to Hyperscale Data, Inc., Attention: Corporate Secretary, 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141. If a stockholder fails to provide timely notice of a proposal to be presented at the 2026 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the stockholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Executive Chairman of the Board

December 4, 2025

Annex A

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year Ended December 31, 2024

or

☐ TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _____________ to ________________

Commission file number 1-12711

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	94-1721931
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV	89141	(949) 444-5464
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Securities registered pursuant to Section 12(g) of the Act:        None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act.  Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding year (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

A-1

If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements. ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to §240.10D-1(b). ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).  Yes  ☐    No  ☒

As of June 28, 2024 (the last business day of the registrant’s most recently completed second fiscal quarter), the aggregate market value of the registrant’s Class A common stock held by non-affiliates of the registrant was $10.4 million based on the closing sale price on June 28, 2024 as reported on the NYSE American of $10.143. Shares of the registrant’s Class A common stock held by executive officers, directors or 10% beneficial owners and by each other person who may be deemed to be an affiliate of the registrant have been excluded from this computation. This calculation does not reflect a determination that certain persons are affiliates of the registrant for any other purpose.

There were 1,529,995 shares of Class A common stock outstanding as of April 14, 2025.

Documents incorporated by reference: None

HYPERSCALE DATA, INC. AND SUBSIDIARIES

FORM 10-K

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

This Annual Report on Form 10-K (the “Annual Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predict,” “should” or “will” or the negative of these terms or other comparable terminology. These statements are only predictions; uncertainties and other factors may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels or activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Our expectations are as of the date this Annual Report is filed, and we do not intend to update any of the forward-looking statements after the date this Annual Report is filed to confirm these statements to actual results, unless required by law.

This Annual Report also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this Annual Report and, accordingly, we cannot guarantee their accuracy or completeness, though we do generally believe the data to be reliable. In addition, projections, assumptions and estimates of our future performance and the future performance of the industries in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in “Risk Factors” and elsewhere in this Annual Report. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

RISK FACTOR SUMMARY

Below is a summary of the principal factors that make an investment in our securities speculative. This summary does not address all of the risks that we face. Additional discussion of the risks summarized in this risk factor summary, and other risks that we face, can be found below under the heading “Risk Factors” and should be carefully considered, together with other information in this Annual Report and our other filings with the U.S. Securities and Exchange Commission (“SEC”) before making investment decisions regarding our securities.

•	We will need to raise additional capital to fund our operations in furtherance of our business plan.

•	We have an evolving business model, which increases the complexity of our business.

•	Our Bitcoin mining operations present a number of risks, which are delineated in the Risk Factors section.

•	We are highly reliant on the price of Bitcoin and the level of demand for, and financial performance of, Bitcoin.

•	Our holding company model presents certain additional risks, which are delineated in the Risk factors section.

•	Our growth strategy is subject to a significant degree of risk.

•	We are heavily dependent on our senior management, and a loss of a member of our senior management team could cause our stock price to suffer.

•	If we fail to anticipate and adequately respond to rapid technological changes in our industry, including evolving industry-wide standards, in a timely and cost-effective manner, our business, financial condition and results of operations would be materially and adversely affected.

•	We are subject to risks related to governmental regulation and enforcement with respect to Bitcoin mining, including:

◦	Regulatory changes or actions may restrict the use of bitcoins or the operation of the Bitcoin network in a manner that adversely affects an investment in our securities;

◦	Due to the unregulated nature and lack of transparency surrounding the operations of many bitcoin trading venues, they may experience fraud, security failures or operational problems, which may adversely affect the value of our bitcoin;

◦	If regulatory changes or interpretations require the regulation of bitcoins under the Securities Act and the Investment Company Act of 1940, as amended (the “Investment Act”) by the SEC, we may be required to register and comply with such regulations. To the extent we decide to continue operations, the required registrations and regulatory compliance steps may result in extraordinary, non-recurring expenses to us. We may also decide to cease certain operations. Any disruption of our operations in response to the changed regulatory circumstances may be at a time that is disadvantageous to investors. This would likely have a material adverse effect on us and investors may lose their investment; and

◦	Changing environmental regulation and public energy policy may expose our business to new risks.

•	We may be significantly impacted by developments and changes in laws and regulations, including increased regulation of the industry in which we operate through legislative action and revised rules and standards applied by The Financial Crimes Enforcement Network under the authority of the U.S. Bank Secrecy Act.

•	If we do not continue to satisfy the NYSE American continued listing requirements, our securities could be delisted from NYSE American.

•	Our Class A common stock and Series D Preferred Stock prices are volatile

PART I

ITEM 1.	BUSINESS

Company Overview

Hyperscale Data, Inc., a Delaware corporation formerly known as Ault Alliance, Inc., was incorporated in September 2017. Through our wholly and majority owned subsidiaries and strategic investments, we own and/or operate data centers at which we mine Bitcoin and offer colocation and hosting services for the emerging artificial intelligence (“AI”) ecosystems and other industries as well as provide mission-critical products that support a diverse range of industries, including an artificial intelligence software platform, a social gaming platform, equipment rental services, defense/aerospace, industrial, automotive, medical/biopharma and hotel operations. Our direct and indirect wholly owned subsidiaries include (i) Sentinum, Inc. (“Sentinum”), (ii) Alliance Cloud Services, LLC (“ACS”) and (iii) BNI Montana, LLC (“BNI Montana”).

We own Ault Capital Group, Inc. (“Ault Capital”), which either wholly owns or has a direct controlling interest in, among other entities, (i) Ault Lending, LLC (“Ault Lending”), (ii) RiskOn International, Inc., formerly known as BitNile Metaverse, Inc. (“ROI”), which wholly owns BitNile.com, Inc. (“BNC”), (iii) askROI, Inc. (“askROI”), (iv) Ault Global Real Estate Equities, Inc. (“AGREE”), (v) Eco Pack Technologies, Inc. (“Eco Pack”), (vi) Ault Aviation, LLC (“Ault Aviation”), (vii) Circle 8 Holdco LLC (“Circle 8 Holdco”), which wholly owns Circle 8 Crane Services, LLC (“Circle 8”) and (viii) TurnOnGreen, Inc. (“TurnOnGreen”), which wholly owns TOG Technologies, Inc. (“TOG Technologies”) and Digital Power Corporation (“Digital Power”).

We were founded by Milton C. (Todd) Ault, III, our Executive Chairman, and are led by Mr. Ault, William B. Horne, our Chief Executive Officer and Vice Chairman, and Henry Nisser, our President and General Counsel. Together, they constitute the Executive Committee, which manages the day-to-day operations of the holding company. Our long-term objective is to maximize per share intrinsic value. All major investment and capital allocation decisions are made for us by Mr. Ault and the Executive Committee.

We currently have the following reportable segments, though it should be noted that we are in the process of transitioning our data centers away from Bitcoin mining to operations dedicated to high-performance computing (“HPC”) and AI purposes:

•	Technology and Finance (“Fintech”): commercial lending and trading through Ault Lending;

•	Sentinum: Bitcoin mining operation and data center operations through ACS;

•	AGREE – hotel operations and other commercial real estate holdings;

•	Energy and Infrastructure (“Energy”): crane rental and lifting solutions provider for oilfield, construction, commercial and infrastructure markets through Circle 8;

•	ROI: includes askROI, which operates a unique, generative AI-driven platform engineered to provide pertinent and unique data insights through integration with business specific data that pushes beyond the conventional uses of existing large language models as well as RiskOn, which owns 100% of BNC, which operates a social gaming platform; and

•	TurnOnGreen: commercial electronics solutions with operations conducted by Digital Power, and electric vehicle (“EV”) charging solutions through TOG Technologies.

We operate as a holding company with operations conducted primarily through our subsidiaries, which are described below.

Recent Events and Developments

On June 4, 2024, we entered into a Loan Agreement (the “2024 Credit Agreement”) with OREE Lending Company, LLC and Helios Funds LLC, as lenders (“Lenders”). Each Lender is a 50% member of (and thus affiliate of) Orion Equity Partners, LLC (“Orion”). The 2024 Credit Agreement provided for an unsecured, non-revolving credit facility in an aggregate principal amount of up to $20.0 million, provided, however, that at no point shall we be allowed to have outstanding loans under the 2024 Credit Agreement in a principal amount received of more than $2.0 million (unless otherwise allowed by Lenders in their sole discretion). All loans under the 2024 Credit Agreement were due December 4, 2024. The Lenders are not obligated to make any further loans under the 2024 Credit Agreement after the maturity date described above. Loans under the 2024 Credit Agreement are evidenced by promissory notes (the “Promissory Notes”) and have an original issuance discount of 20% to the amount of each loan and all Promissory Notes, originally bore interest at the rate of 15.0% per annum and may be repaid at any time without penalty or premium.

1

Under the 2024 Credit Agreement, the Lenders loaned to us $1.5 million on June 4, 2024, $0.5 million on June 20, 2024 and $1.5 million on or about July 2, 2024. As of the date of this Annual Report, we have repaid $2.0 million to the Lenders. On January 9, 2025, we and each Lender amended (a) the 2024 Credit Agreement whereby, among other things, upon the effectiveness of a registration statement, the 2024 Credit Agreement shall terminate and be of no further force and effect, (b) the notes whereby no additional interest (other than the 20% OID) shall accrue on such notes. As a result of these amendments, the aggregate amount payable to the Lenders by us, above the principal amount of $3.5 million under the 2024 Credit Agreement, is $0.7 million.

On June 20, 2024, we entered into the ELOC Purchase Agreement, as amended (as amended, the “Purchase Agreement”) with Orion, pursuant to which Orion has committed to purchase up to an aggregate of $37.5 million of shares of 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”), subject to certain limitations and conditions set forth in the Purchase Agreement. The shares of our Series D Preferred Stock that may be issued under the Purchase Agreement may be sold by us to Orion at our discretion from time to time during the term of the Purchase Agreement.

On July 18, 2024, we entered into a note purchase agreement with an institutional investor pursuant to which the institutional investor agreed to acquire, and we agreed to issue and sell in a registered direct offering to the institutional investor, a $5.4 million 10% OID Convertible Promissory Note (the “OID Note”). The OID Note was sold to the institutional investor for a purchase price of $4.9 million, an original issue discount of $0.5 million. The OID Note will accrue interest at the rate of 15% per annum, unless an event of default occurs, at which time the OID Note would accrue interest at 18% per annum. The OID Note matured on October 19, 2024. In addition, the OID Note is convertible into shares of our Class A common stock at a conversion price of $5.867 per share (the “OID Conversion Price”), subject to adjustment. On December 10, 2024, we entered into a forbearance agreement with the investor pursuant to which the investor agreed to forebear through the close of business on December 31, 2024, from exercising the rights and remedies it is entitled to under the OID Note, and we issued the investor a convertible promissory note in the amount of $0.9 million (the “Forbearance Note”). The Forbearance Note was convertible into shares of Class A common stock at a conversion price equal to $5.47, subject to adjustment. The Forbearance Note accrued interest at the rate of 18% per annum and matured on February 15, 2025. On February 25, 2025, pursuant to an amended and restated forbearance agreement we entered into with the institutional investor, we issued to the investor an amended and restated convertible promissory note in the amount of $3.5 million (the “A&R Forbearance Note”), consisting of (i) the amount then due under the forbearance note of $0.9 million, (ii) a forbearance extension fee of $0.3 million and (iii) a true-up amount of $2.3 million. The A&R Forbearance Note shall be convertible into shares of Class A common stock at a conversion price equal to $2.00. The A&R Forbearance Note will accrue interest at the rate of 18% per annum and mature on May 15, 2025. In exchange, the investor agreed to forbear through the close of business on May 15, 2025, from exercising any rights and remedies under the $5.4 million 10% OID Convertible Promissory Note we previously issued to the investor on July 19, 2024 and any related transaction documents.

In October 2024, pursuant to the securities purchase agreement we entered into with Ault & Company, dated as of November 6, 2023 (the “November 2023 SPA”), we sold an aggregate of 1,400 shares of Series C Convertible Preferred Stock and warrants to purchase an aggregate of 11,825 shares of Class A common stock to Ault & Company, for an aggregate purchase price of $1.4 million.

In November 2024, pursuant to the November 2023 SPA we entered into with Ault & Company, we sold an aggregate of 1,280 shares of Series C Convertible Preferred Stock and warrants to purchase an aggregate of 10,811 shares of Class A common stock to Ault & Company, for an aggregate purchase price of $1.3 million.

On December 9, 2024, we completed the distribution of 650,000 shares of our 10% Series E Redeemable Perpetual Preferred Stock (the “Series E Preferred Stock”), a $16.25 million stated value, to holders of Class A common stock and Series C Convertible Preferred Stock on an as-converted basis. Dividends will accrue on the stated amount of $25.00 per share of the Series E Preferred Stock at a rate per annum equal to 10.00%.

On December 16, 2024, we completed the distribution of approximately 5.0 million shares of our Class B common stock (the “Class B Common Stock”) to all holders of our Class A common stock and Series C Convertible Preferred Stock on an as-converted basis. There is currently no public trading market for the Class B Common Stock. While we presently intend to seek to have the Class B Common Stock listed for trading on the NYSE American within the foreseeable future, there can be no assurance when, or if, such a listing will occur. The Class B Common Stock is identical to the currently outstanding Class A common stock, with the exception that each share thereof carries 10 times the voting power of a share of Class A common stock. The Class B Common Stock is convertible at any time into Class A common stock on a one-for-one basis.

2

On November 20, 2024, pursuant to the approval provided by our stockholders at the annual meeting of stockholders held on June 28, 2024, we filed an Amendment to our Certificate of Incorporation with the State of Delaware to effectuate a reverse stock split of our Class A common stock affecting the issued and outstanding number of such shares by a ratio of one-for-thirty-five. The reverse stock split became effective on November 22, 2024. All share amounts in this Annual Report have been updated to reflect the reverse stock split.

On December 23, 2024, we completed the distribution of 1.0 million shares of our Series F Exchangeable Preferred Stock (“Series F Preferred Stock”) to holders of Class A common stock and Series C Convertible Preferred Stock on an as-converted basis. The Series F Preferred Stock has a $1.00 liquidation preference and does not pay a dividend. Each share of Series F Preferred Stock will be exchangeable, at the option of its holder, for (i) 10 shares of Class A Common Stock of Ault Capital and (ii) five shares of Class B Common Stock of Ault Capital, at any time beginning on the later of (i) one year after issuance of the Series F Preferred Stock and (ii) the date of the registration under the Securities Act of 1933, as amended, of all of the foregoing shares of Ault Capital Class A Common Stock and Ault Capital Class B Common Stock. Once the Series F Preferred Stock has been exchanged into shares of Ault Capital Class A Common Stock and Class B Common Stock, our sole business will be our ownership of Sentinum, Inc., through which we operate our Bitcoin mining business as well as its HPC and AI operations.

In December 2024, pursuant to the November 2023 SPA we entered into with Ault & Company, we sold an aggregate of 3,020 shares of Series C Convertible Preferred Stock and warrants to purchase an aggregate of 25,509 shares of Class A common stock to Ault & Company, for an aggregate purchase price of $3.0 million. As of the date of this Annual Report, Ault & Company has purchased an aggregate of 50,000 shares of Series C Convertible Preferred Stock and warrants to purchase an aggregate of 422,337 shares of Class A common stock, for an aggregate purchase price of $50.0 million.

On December 13, 2024 (the “Closing Date”), Third Avenue Apartments LLC (“Third Avenue”), which was a subsidiary of AGREE, completed the sale of its real property located at the southeast corner of 5th Street North and 3rd Avenue North in St. Petersburg, Florida (the “Property”). The Property was sold on the Closing Date to Cats Mirror Lake, LLC (the “Buyer”) pursuant to a contract of sale, as amended, entered into by Third Avenue and the Buyer. The sale price for the property was $13.0 million. In February 2025, Third Avenue filed a certificate of cancellation with the Delaware Secretary of State.

On December 21, 2024, we entered into a securities purchase agreement (the “December 2024 SPA”) with Ault & Company, pursuant to which we agreed to sell, in one or more closings, to Ault & Company up to 25,000 shares of Series G convertible preferred stock (“Series G Preferred Stock”) and warrants to purchase up to 4.2 million shares of Class A common stock (the “Series G Warrants”) for a total purchase price of up to $25.0 million. The December 2024 SPA provides that the financing may be conducted through one or more closings. Through April 14, 2025, pursuant to the December 2024 SPA, we have sold to Ault & Company 960 shares of Series G Preferred Stock and Series G Warrants to purchase 162,217 shares of Class A common stock, for a purchase price of $1.0 million.

Each share of Series G Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Class A common stock at a conversion price equal to the greater of (i) $0.10 per share, and (ii) the lesser of (A) $6.74 or (B) 105% of the volume weighted average price of the Class A common stock during the ten trading days immediately prior to the date of conversion. The holders of Series G Preferred Stock are entitled to cumulative cash dividends at an annual rate of 9.5%, or $95.00 per share, based on the stated value per share. Dividends shall accrue for 10 years from the date of issuance of such shares of Series G Preferred Stock and are payable monthly in arrears. For the first two years, we may elect to pay the dividend amount in shares of Class A common stock rather than cash. The holders of the Series G Preferred Stock are entitled to vote with the Class A common stock as a single class on an as-converted basis.

On February 5, 2025, we entered into an exchange agreement with an institutional investor, pursuant to which we issued to the investor a convertible promissory note in the principal face amount of $1.9 million (the “February 2025 Convertible Note”), in exchange for the cancellation of an outstanding term note we issued to the investor in April 2024. That note had an outstanding principal amount and accrued but unpaid interest of $1.9 million.  The February 2025 Convertible Note accrued interest at the rate of 15% per annum, unless an event of default (as defined in the February 2025 Convertible Note) occurs, at which time the February 2025 Convertible Note would accrue interest at 18% per annum. The February 2025 Convertible Note was to mature on May 5, 2025. The February 2025 Convertible Note was convertible into shares of Class A common stock at a fixed conversion price of $4.00 per share.

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On March 14, 2025, we entered into an exchange agreement with an institutional investor pursuant to which we issued to the investor a convertible promissory note in the principal face amount of $4.2 million in exchange for the cancellation of (i) a term note issued by us on May 16, 2024, with outstanding principal and accrued but unpaid interest of $0.7 million, (ii) a term note issued by us on May 20, 2024, with outstanding principal and accrued but unpaid interest of $1.5 million, and (iii) the February 2025 Convertible Note issued by us on February 5, 2025, with outstanding principal and accrued but unpaid interest of $2.0 million. The note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the note) occurs, at which time the note would accrue interest at 18% per annum. The note will mature on June 30, 2025. The note is convertible into shares of Class A common stock at a conversion price equal to the greater of (i) $0.40 per share (the “Floor Price”) and (ii) the lesser of 75% of the VWAP (as defined in the note) of the class A common stock during the five trading days immediately prior to (A) the date of issuance of the note or (B) the date of conversion into shares of class A common stock.

On March 21, 2025, we entered into an exchange agreement with an institutional investor, pursuant to which we issued to the investor a convertible promissory note in the principal face amount of $4.9 million (the “Exchange Note”) in exchange for the cancellation of (i) a term note issued by us on January 14, 2025, with outstanding principal and accrued but unpaid interest of $2.6 million, (ii) a promissory note issued by us on March 7, 2025, with outstanding principal and accrued but unpaid interest of $0.5 million, (iii) a promissory note issued by us on March 12, 2025, with outstanding principal and accrued but unpaid interest of $1.5 million, and (iv) a promissory note issued by us on March 13, 2025, with outstanding principal and accrued but unpaid interest of $0.3 million. The Exchange Note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the Exchange Note) occurs, at which time the note would accrue interest at 18% per annum. The Exchange Note will mature on December 31, 2025. The note is convertible into shares of Class A common stock at a conversion price equal to the greater of (i) the Floor Price and (ii) the lesser of 75% of the VWAP (as defined in the Exchange Note) of the Class A common stock during the five trading days immediately prior to (A) the date of issuance of the Exchange Note or (B) the date of conversion into shares of Class A common stock, but not greater than $10.00 per share.

On March 28, 2025, our majority owned subsidiary, Avalanche International Corp. (“AVLP”), filed a petition for liquidation under Chapter 7 of the bankruptcy laws. The filing placed AVLP under the control of the bankruptcy court, which will oversee its liquidation. As a result, we no longer consider AVLP a subsidiary of ours.

On March 30, 2025, we entered into an amendment to the November 2023 SPA to provide for an extension of the date on which the final closing may occur from December 31, 2024 to March 31, 2025, subject to Ault & Company’s ability to further extend such date for ninety (90) days.

On March 31, 2025, we entered into a securities purchase agreement with an institutional investor pursuant to which we agreed to sell up to 50,000 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) for a total purchase price of up to $50.0 million. The securities purchase agreement provides that the transaction shall be conducted through 49 separate tranche closings, provided, however, that the investor has the ability, exercisable in its sole discretion, to purchase any number of shares of Series B Preferred Stock prior to the dates of the tranche closings provided for in the securities purchase agreement. The initial tranche closing, which will close promptly after the investor has converted out of the Exchange Note, will consist of the sale and issuance to the investor of 2,000 shares of Series B Preferred Stock for an aggregate of $2.0 million. Pursuant to the securities purchase agreement, provided certain closing conditions have been met, the investor shall purchase up to 4,800 shares of Series B Preferred Stock on a monthly basis, with the investor being required to purchase 1,000 shares per month.

Each share of Series B Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Class A common stock at a conversion price equal the lesser of a 25% discount to our volume weighted average price during the five trading days immediately prior to (A) the date of execution of the securities purchase agreement or (B) the date of conversion into shares of Class A common stock, but not greater than $10.00 per share. Notwithstanding the foregoing, in no event shall the Series B Preferred Stock be convertible at less than the Floor Price. The holders of Series B Preferred Stock are entitled to cumulative cash dividends at an annual rate of 15%, or $150.00 per share, based on the stated value per share. Dividends shall accrue for as long as any shares of Series B Preferred Stock remain issued and outstanding and are payable monthly in arrears. For the first two years, we may elect to pay the dividend amount in additional shares of Series B Preferred Stock rather than cash. The holders of the Series B Preferred Stock are entitled to vote with the Class A common stock as a single class on an as-converted basis.

On April 1, 2025, we issued to an accredited investor a convertible promissory note in the principal face amount of $1.65 million in consideration for an advance we received of $1.5 million. The note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the note) occurs, at which time the note would accrue interest at 18% per annum. The note will mature on September 30, 2025. The note is convertible into shares of Class A common stock at a conversion price equal to the greater of (i) the Floor Price and (ii) the lesser of 75% of the VWAP (as defined in the note) of the Class A common stock during the five trading days immediately prior to (A) the date of issuance of the note or (B) the date of conversion into shares of Class A common stock.

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On April 8, 2025, we issued to an accredited investor a convertible promissory note in the principal face amount of $110,000 in consideration for $100,000. The note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the note) occurs, at which time the note would accrue interest at 18% per annum. The note will mature on September 30, 2025. The note is convertible into shares of Class A common stock at a conversion price equal to the greater of (i) $0.45 and (ii) the lesser of (A) 75% of the VWAP (as defined in the note) of the Class A common stock during the five trading days immediately prior to the date of issuance of the note or (B) 75% of the lowest daily VWAP of the Class A common stock during the five trading days immediately prior to the date of conversion into shares of Class A common stock.

Corporate Information

We are a Delaware corporation, initially formed in California in 1969 and reincorporated in Delaware in 2017. We are located at 11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141. Our phone number is (949) 444-5464 and our website address is https://hyperscaledata.com/.

Our Corporate Structure

On September 10, 2024, we changed our name from Ault Alliance, Inc. to Hyperscale Data, Inc. (the “Name Change”). The Name Change did not affect the rights of our security holders. Our Class A common stock is traded on the NYSE American under the symbol “GPUS.” Existing stock certificates that reflect a prior corporate name continue to be valid. Certificates reflecting the new corporate name are issued as old stock certificates are tendered for exchange or transfer to our transfer agent.

In March and August of 2024, we reorganized our corporate structure pursuant to a series of transactions by and among the Company and its directly and indirectly owned subsidiaries as well as third parties. The purpose of the reorganization was to simplify our organizational and reporting structure to more accurately reflect our business operations. As a result of the foregoing transactions, our corporate structure is currently as follows:

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Our Business Strategy

As principally a holding company, our business strategy is designed to increase stockholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to stockholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize stockholder value, such as activist trading. We anticipate returning value to stockholders after satisfying our debt obligations and working capital needs.

On October 7, 2019, we created an Executive Committee which is comprised of our Executive Chairman, Chief Executive Officer and President. The Executive Committee meets on a daily basis to address the Company’s critical needs and provides a forum to approve transactions which are communicated to our Chief Financial Officer and Senior Vice President of Finance on a bi-weekly basis by our Chief Executive Officer.

Our Executive Committee approves and manages our investment and trading strategy. The Executive Committee has decades of experience in financial, investing and securities transactions. Led by our Founder and Executive Chairman, Milton C. (Todd) Ault, III, we seek to find undervalued companies and disruptive technologies with a global impact. We use a traditional methodology for valuing securities that primarily looks for deeply depressed prices. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling or sizable but non-controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business. Mr. Ault relies heavily on William B. Horne, our Vice Chairman and Chief Executive Officer, and Henry Nisser, our President and General Counsel, to provide analysis and guidance on all acquisition targets and throughout the acquisition process.

From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our stockholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings, mergers or spin-offs and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our stockholders.

Over the recent past, we have provided capital and relevant expertise to fuel the growth of businesses in Bitcoin mining, generative AI and metaverse platform development, crane services, defense/aerospace, industrial, automotive, medical/biopharma, consumer electronics and textiles. We have provided capital to subsidiaries as well as partner companies in which we have an equity interest or may be actively involved, influencing development through board representation and management support.

Our Principal Subsidiaries and their Businesses

The following is a brief summary of the businesses in which we own a controlling interest, or whose financial statements we consolidated in this Annual Report:

Sentinum

Sentinum conducts data center operations and Bitcoin mining through ACS.

Overview

Sentinum’s revenue is currently generated primarily from mining Bitcoin for our own account. However, during 2024 we began the process of transitioning our primary operations from Bitcoin mining to developing our Michigan data center, which constitutes a 617,000 square foot energy-efficient facility located on a 34.5 acre site in southern Michigan (the “Michigan Facility”) to support the growing demand of enterprise, HPC and AI cloud providers with high-density workloads.

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Through its wholly owned and operated data centers, Sentinum’s mission is to support internal computing requirements and to empower AI-focused businesses and other businesses requiring high-density power with reliable, scalable, and secure hosting solutions. We currently have data centers in Michigan and Montana. The Michigan Facility’s design and available power provides Sentinum the ability to create bespoke solutions enabling it to seize growth opportunities within the broader data center services market. The Michigan Facility’s design continues to evolve to address prospective customer requirements, including cooling techniques such as direct to chip heat exchange and backup power systems such as uninterruptible power supplies with batteries to store energy. Sentinum can provide a range of service options tailored to a customer’s needs, including HPC and AI. HPC and AI are synonymous with applications requiring immense computational power to process complex models and perform real-time inferences. These use cases are being adopted by a wide range of industries, such as healthcare, energy, automotive, robotics and other autonomous systems. We are exploring the potential of working directly with end user companies as well as companies with which we could collaborate to provide comprehensive solutions.

Sentinum’s attentiveness to disruptive technologies such as HPC, AI and blockchain combined with the foundational elements of data centers, power infrastructure, telecommunications and security enable it to support the internal operations for Bitcoin mining alongside non-mining solutions for third party customers. The economies of scale created by Bitcoin mining operations provide a competitive advantage to Sentinum as it seeks to add non-mining applications to its services portfolio. If successful in adding non-mining applications, it is highly likely that the Bitcoin mining operations will be gradually phased out. Sentinum continues to evaluate opportunities to add HPC and AI applications. Sentinum conducts preliminary engineering design sessions with prospects and provides site tours at its Michigan Facility for prospective customers that we believe represent qualified opportunities. Sentinum continually monitors critical equipment supply chains and lead times in support of preferred installation timelines requested by prospective customers. During April 2025, Sentinum completed the installation requirements for deployment of a 250 kilowatts HPC customer.

Sentinum currently mines Bitcoin using purpose-built computers (or “miners”) to solve complex cryptographic algorithms (or “verify” or “solve” blocks) in the blockchain in exchange for rewards and fees denominated in the native token of that blockchain network, which is Bitcoin. Sentinum’s miners provide computing power to a Bitcoin mining pool operator, in which all the participants’ machines mine Bitcoin as a collective group, and Sentinum gets paid the expected value of both the block reward and transaction fees for doing so. The mining pool operator receives block rewards and transaction fees paid in Bitcoin by the blockchain when the mining pool finds new blocks. The reward and transaction fees are then shared by the pool participants based on their hash rate contributions to the pool, less a small amount of fees.

We have determined that Bitcoin, the only crypto asset that Sentinum mines, would likely not be considered a security under U.S. federal securities laws, in consultation with outside counsel. We base our analysis on relevant case law, applying the frameworks established by the U.S. Supreme Court and taking into consideration relevant guidance by the SEC and its staff. A particular crypto asset’s status as a “security” in any relevant jurisdiction is subject to a high degree of uncertainty and if a regulator disagrees with our characterization of Bitcoin, we may be subject to regulatory scrutiny, investigations, fines and penalties, which may adversely affect our business, operating results and financial condition. A determination that Bitcoin that we own or mine is a “security” may adversely affect the value of Bitcoin and our business.

We do not, however, currently acquire crypto assets for investment purposes. As of December 31, 2024, we held approximately two Bitcoin valued at $183,000, based on cost less impairment as of such date. Our mining operations generated a net loss of $12.6 million and revenue of $31.5 million during the year ended December 31, 2024 compared to a net loss of $2.6 million and revenue of $33.1 million during the year ended December 31, 2023. As of December 31, 2024, the $183,000 carrying value of our Bitcoin represented less than 0.1% of our total assets of $219.7 million as of such date.

Sentinum Breakeven Analysis

Since commencement of Sentinum’s mining operations in 2021, we have received approximately 3,017 Bitcoin for providing computing power to a Bitcoin mining pool operator and from hosted mining operations, pursuant to the terms of a Master Services Agreement (“MSA”) with Core Scientific, Inc. (“Core Scientific”), through December 31, 2024. The MSA terminated on August 31, 2024. The Bitcoin received is available for sale in the ordinary course of business, and while we believe that holding Bitcoin represents an attractive option to increase our liquid assets, due to our continued operating losses we currently sell Bitcoin as it is mined to fund our operating expenses. We believe that our integrated model with close control over our power sources and owning our Bitcoin mining data center helps us to produce Bitcoin with attractive cost efficiency, since we are not burdened with additional costs that are typical in a third party hosting relationship such as per miner operational fees and revenue sharing. This helps us to produce Bitcoin, excluding depreciation of our miners which is a non-cash expense, at a cost that we believe is attractive versus the price of Bitcoin.

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Our net cost of power was between approximately $42 to $62 per megawatt-hour in the second half of 2023 to the present. During the years ended December 31, 2024 and 2023, we had on average approximately 16,000 miners in operations. In aggregate, these miners generated approximately 677 and 1,607 Bitcoin during the years ended December 31, 2024 and 2023, respectively, for providing computing power to a Bitcoin mining pool operator and from hosted mining operations with Core Scientific. Alternatively, during the years ended December 31, 2024 and 2023, we generated an average of 1.85 and 4.40 Bitcoin per day, respectively, from our mining operations. Due to the termination of our hosting agreement with Core Scientific and the block reward halving that occurred during April 2024, the average Bitcoin mined from our operations has decreased to approximately 0.72 Bitcoin per day during the three months ended December 31, 2024. The following table reflects the actual costs that we incurred to mine one Bitcoin.

	Year Ended December 31,
	2024	2023
Depreciation	$21,354	$11,256
Utilities and other costs	29,377	11,426
Hosting fees	17,938	8,586
	$68,669	$31,268

Additionally, Sentinum’s daily general and operating costs, excluding an impairment charge of $10.5 million that was recognized and decreased the net carrying value of the Company’s crypto assets mining equipment to their estimated fair value, were approximately ($1,101) and $410, respectively, per Bitcoin mined during the years ended December 31, 2024 and 2023. Conversely, the price of Bitcoin ranged from approximately $17,000 to approximately $44,000 during 2023 and from approximately $38,000 to approximately $108,000 during 2024, and was approximately $79,000 as of April 7, 2025, according to Coin Market Cap.

On February 24, 2023, BNI Montana entered into an asset purchase agreement with TypeX, LLC to acquire two land lease agreements and two corresponding power purchase agreements in Montana. The lease and power agreements run for a period of 10 years, with a 10-year renewal option. Sentinum is building out and developing fully operational data centers dedicated to Bitcoin mining operations on the properties (the “Montana Facilities”). If we complete the initial phase of development of the Montana Facilities, which is currently on hold, then we would expect the Montana Facilities to provide up to a combined 20 megawatts (“MWs”) of power, enabling up to 6,500 S19j Pro Antminers to operate. Inclusive of costs previously incurred to acquire two land lease agreements and two corresponding power purchase agreements, the Montana Facilities would cost approximately $7 million. Further, given the favorable cost differential for power between Montana and Michigan, the increase in operating costs and depreciation from capitalized expenditures is expected to approximate the power cost savings. However, while completion of the development of the Montana Facilities would not be expected to have a negative impact on our operating results, we have currently placed this project on hold to focus on the development of our Michigan Facility to support HPC and AI applications. During 2025, we anticipate large expenditures in our Michigan Facility to facilitate the transition of the facility to support HPC and AI applications. Initially, these expenditures will likely increase Sentinum’s losses unless we are able to pass these costs on to our future customers. These uncertainties make it impossible to predict when, if ever, Sentinum will achieve profitable operations.

Thus, if the price of Bitcoin, level of difficulty to mine, the amount of the block reward or the amount of Bitcoin earned by miners for mining one block on the Bitcoin blockchain remain constant, then Sentinum will not be profitable in 2025. While we do not expect that Sentinum will achieve profitability during 2025, the expected cash generated from our Bitcoin mining operations is still expected to exceed that of our operating costs given the significance of depreciation charges, which is expected to account for nearly 20% of Sentinum’s total costs of operations during 2025.

During 2024, Sentinum reported a loss from operations of approximately $12.6 million inclusive of depreciation and amortization of approximately $14.8 million and an impairment charge on our miners of $10.5 million. During 2023, Sentinum reported a loss from operations of approximately $2.6 million inclusive of depreciation and amortization of approximately $18.3 million. As such, excluding capital expenditures, Sentinum generated approximately $12.7 million and $15.7 million in cash for the years ended December 31, 2024 and 2023, respectively. The cash generated from operations was used to pay for a portion of the costs we incurred.

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Bitcoin and Bitcoin Mining Overview

Blockchain and Bitcoin Overview

Many forms of crypto assets, including Bitcoin, are a type of digital asset that function as a medium of exchange, a unit of account and/or a store of value (i.e. a new form of digital money). Crypto assets operate by means of blockchain technology, which generally uses open-source, peer-to-peer software to create a decentralized digital ledger that enables the secure use and transfer of crypto assets. We believe that Bitcoin and the associated blockchain technology has potential advantages over traditional payment systems, including: the tamper-resistant nature of blockchain networks; rapid-to-immediate settlement of transactions; lower fees; elimination of counterparty risk; protection from identify theft; broad accessibility; and a decentralized nature that enhances network security by reducing the likelihood of a “single point of failure.” However, since centralized exchanges, which operate intermediate processes for executing trades, storing coins and initiating transactions, account for the majority of Bitcoin trading volume there remains the risk that a malicious actor may be able to alter blockchains on which transactions of crypto asset reside and rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. Additionally, cybersecurity risks from unauthorized third parties employing illicit operations such as hacking, phishing and social engineering, could introduce a level of counterparty risk, in other words a risk that a party is unable to fulfill its contractual obligations. Recently, crypto assets, and Bitcoin in particular, have gained widespread mainstream attention and have begun to experience greater adoption by both retail and institutional holders and the broader financial markets. For example, Bitcoin’s aggregate market value had appreciated to $1.64 trillion in March 2025 compared to $828 billion in December 2023. All figures are derived from Coin Market Cap. As Bitcoin, and blockchain technologies more generally, have entered the mainstream, prices of Bitcoin have reached all-time highs, albeit with periodic price decreases, and the broader ecosystem has continued to develop. While we expect the value of Bitcoin to remain volatile, we believe this increase in its aggregate market value signals institutionalization of Bitcoin and wider adoption of crypto asset. For example, in January 2024, the SEC approved the listing and trading of Bitcoin exchange-traded funds, of which, as of April 8, 2025, approximately 34 are trading with over $167 billion of Bitcoin assets held (https://etfdb.com/themes/bitcoin-etfs/#complete-list&sort_name=assets_under_management&sort_order=desc&page=1).

Bitcoin is a decentralized asset that enables near instantaneous transfers. Transactions occur via an open-source, cryptographic protocol platform which uses peer-to-peer technology to operate with no central authority. The online network hosts the public transaction ledger, known as the blockchain, and each crypto asset is associated with a source code that comprises the basis for the cryptographic and algorithmic protocols governing the blockchain. In a crypto asset network, every peer has its own copy of the blockchain, which contains records of every historical transaction — effectively containing records of all account balances. Each account is identified solely by its unique public key (making it effectively anonymous) and is secured with its associated private key (kept secret, like a password). The combination of private and public cryptographic keys constitutes a secure digital identity in the form of a digital signature, providing strong control of ownership.

No single entity owns or operates the network. The infrastructure is collectively maintained by a decentralized public user base. As the network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of the currency units. Rather, the value is determined by market factors, supply and demand for the units, the prices being set in transfers by mutual agreement or barter among transacting parties, as well as the number of merchants that may accept the crypto asset. Since transfers do not require involvement of intermediaries or third parties, there are only nominal transaction costs in direct peer-to-peer transactions. For example:

•	In terms of conventional peer-to-peer transactions, there either are no fees or they are de minimis (Source: https://www.kraken.com/en-us);

•	For purposes of traditional networks, there are nominal fees associated with any transaction (Source: https://bitinfocharts.com/bitcoin); and

•	As of April 8, 2025, the 90-day simple average Bitcoin network transaction fee is $1.71 per transaction, which is still low compared to conventional transaction fees charged by banks and other more traditional financial institutions (https://bitinfocharts.com/bitcoin).

The network fee is separate and distinct from the pool fee we pay Luxor Technology (“Luxor”) for its services in acting as a pool operator, discussed below. The network fee is applicable to anyone who transacts on the blockchain.

Given that block space is limited, mining fees can and often do fluctuate significantly from transaction to transaction as a result of “congestion.” However, this congestion does not negate any of the statements made immediately above.

Units of Bitcoin can be converted to fiat currencies, such as the U.S. dollar, at rates determined on various exchanges, such as Binance, Coinbase, Bybit, Kraken, Gemini and others. Bitcoin prices are quoted on various exchanges and fluctuate with extreme volatility.

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We believe that Bitcoin, the only crypto asset we provide computing power to a mining pool operator for mining purposes, offers many advantages over traditional, fiat currencies, though many of these factors also present potential disadvantages and may introduce additional risks, including:

•	Acting as a fraud deterrent, as crypto assets are digital and cannot be counterfeited or reversed arbitrarily by a sender;

•	Immediate settlement;

•	Elimination of counterparty risk;

•	No trusted intermediary required;

•	Lower fees;

•	Identity theft prevention;

•	Widespread accessibility;

•	Transactions are verified and protected through a confirmation process, which prevents the problem of double spending;

•	Decentralized — no central authority (government or financial institution); and

•	Not recognized universally and not bound by government imposed or market exchange rates.

However, crypto assets may not provide all of the benefits they purport to offer.

Limitations on Bitcoin Mining

In addition to competition, there are two principal factors that may affect Bitcoin mining companies: (i) limitations on the supply of Bitcoin; and (ii) the market price of Bitcoin.

The blockchain’s method for creating new Bitcoins is mathematically determined in a manner such that the supply of Bitcoins grows at a limited rate pursuant to a pre-set schedule. Specifically, the number of Bitcoins awarded for solving a new block is automatically halved for every 210,000 blocks that are solved. The current fixed reward for solving a new block is 3.125 Bitcoins per block, which was reduced from 6.25 Bitcoins in April 2024 and will be reduced further to 1.5625 Bitcoins per block in approximately March 2028. This deliberately controlled rate of Bitcoin creation means that the number of Bitcoins in existence will never exceed 21 million and that Bitcoin cannot be devalued through excessive production unless the Bitcoin network’s source code and the underlying protocol for Bitcoin issuance is altered. This also means, however, that our revenue prospects will decline unless the price of a Bitcoin increases commensurately or we acquire more miners, which we do not intend to do.

We only participate in mining pools that mine Bitcoin. Our ability to generate revenue from these mining operations will be dependent on the price of Bitcoin. The price of Bitcoin has experienced substantial volatility, including fluctuation patterns which may reflect “bubble” type volatility, meaning that high or low prices at a given time may not be indicative of the current or future value of Bitcoin. The price of a Bitcoin may be subject to rapidly changing investor and market sentiment, and may be influenced by factors such as technology, regulatory developments and media coverage. Further, Bitcoin’s value may be based on various factors, including their acceptance as a means of exchange or purchasing power by consumers and vendors, volume, liquidity and transferability and market demand. Bitcoin’s current price reflects, in part, the belief by some that Bitcoin could become a widely accepted form of currency; however, if this prediction turns out to be incorrect its price could decrease dramatically, as would our prospects for future revenue and profits. See “Risk Factors – Risks Related to Our Bitcoin Operations” for more information on the risks we face due to our mining of Bitcoin and its speculative and volatile nature.

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Bitcoin Mining and Mining Pools

As a participant in a Bitcoin mining pool, we use specialized miners to solve cryptographic math problems necessary to record and “publish” crypto asset transactions to blockchain ledgers. Generally, each crypto asset has its own blockchain, which consists of software code (also known as a protocol), which is run by all the computers on the network for such blockchain. Within this code, transactions are collated into blocks, and these blocks must meet certain requirements to be verified by the blockchain software, added to the blockchain or ledger of all transactions and published to all participants on the network that are running the blockchain software. After a transaction is verified, it is combined with other transactions to create a new block of data for the blockchain. For proof-of-work blockchains, the process of verifying valid blocks requires computational effort to solve a cryptographic equation, and this computational effort protects the integrity of the blockchain ledger. This process is referred to as “mining.” As a reward for verifying a new block, miners receive payment in the form of the native crypto asset of the network, in our case Bitcoin. This payment is comprised of a block reward (i.e., the automatic issuance of new Bitcoin) and the aggregated transaction fees for the transactions included in the block (paid in existing crypto asset tokens by the participants to the transactions). The block reward payments and the aggregated transaction fees provide the incentive for miners to contribute hash rate to the network.

A “hash” is the actual cryptographic function run by the miners, and is a unique set of numbers and letters derived from the content of the block. The protocol governing the relevant blockchain sets certain requirements for the hash. Miners compete to be the first to generate a valid hash meeting these requirements and, thereby, secure payment for solving the block. Hash rate is the speed at which miners can complete the calculation, and therefore is a critical measure of performance and computational power. A high rate means a miner may complete more calculations over a given period and has a greater chance to solve a block. An individual miner has a hash rate total of its miners seeking to mine a specific crypto asset, and the blockchain-wide hash rate for a specific crypto asset, in our case Bitcoin, can be understood as the aggregate of the hash rates of all of the miners actively trying to solve a block on that blockchain at a given time.

The protocols governing Bitcoin are coded to regulate the frequency at which new blocks are verified by automatically adjusting what is known as the “mining difficulty,” which is the level of computational activity required before a new block is solved and verified. For example, on the Bitcoin blockchain the protocol is coded such that a new block is solved and verified approximately every ten minutes. As such, to the extent the hash power on the network is increased or decreased due to, for example, fluctuations in the number of active miners online, mining difficulty is correspondingly increased or decreased to maintain the preset interval for the verification of new blocks.

On Bitcoin networks, the rewards for solving a block are also subject to periodic incremental halving. Halving is a process designed to control the overall supply and reduce the risk of inflation in Bitcoin using a proof-of-work consensus algorithm. After a predetermined number of blocks are added to the blockchain, the mining reward is cut in half, hence the term “halving.” The last halving for Bitcoin occurred on April 20, 2024. Transaction fees are variable and depend on the level of activity on the network. Generally, transaction fees increase during times of network congestion, as miners will prefer transactions with higher fees, and therefore a higher fee can reduce the time to process a transaction, and decrease when there are fewer transactions on the network.

As the total amount of available hash rate has increased on the Bitcoin network, it has become increasingly difficult for any individual miner to independently solve a block and as a result “mining pools” have emerged as an efficient way for miners to pool resources. Mining pools aggregate the hash rate of various miners participating in the mining pool. In this way the mining pool operator, rather than an individual miner, validates the block and receives the block reward and related transaction fees. The mining pool is organized by a third party, in our case, Luxor. All of the approximately 9,500 miners currently in operation at our Michigan facility provide hash rate to the Luxor mining pool. In consideration for receiving a percentage of the earned block rewards and transaction fees, Luxor administers the pool and ensures that the participants in the pool receive their share of the block reward and related transaction fees, generally pro-rata to their contributed hash rate. Mining pools offer miners more predictable and consistent revenue compared to mining individually. We participate in mining pools by providing what the industry refers to as “hashrate” to the pool. Hashrate is defined as the computing power that our mining equipment produces when helping to validate a block that the mining pool is trying to solve. We use the FPPS, or Full Pay-Per-Share, method when mining with Luxor. Pursuant to the “Full Pay-Per-Share” model, both the block reward and the mining service charge are settled according to the theoretical profit. It includes the calculation of a standard transaction fee within a certain period and distributes it to mining pool participants according to their hash power contributions in the pool. It increases the mining pool participants’ earnings by sharing transaction fees. Standard transaction fees are calculated using a certain period which are then distributed to miners according to their hash power contributions in the pool. Luxor currently charges us a 0.68% mining fee.

We provide computing power to the mining pool, which is run by the mining pool operator with which we contract, which in turn provides transaction verification services. Based on the terms of the agreement, in our judgment, the mining pool operator is considered the principal in providing mining pool services. We recognize revenue, net of certain transaction fees from the mining pool operator, which are not considered material. Our current mining pool agreement is cancelable at any time by either party without penalty. Revenue received for providing computing power would be directly impacted positively or negatively should we start and stop providing computing power to the mining pool operator within a given reporting period.

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Our Strategy

Own and Operate Our Mining Facilities

We have in the past invested heavily in purchasing, building and operating our mining facilities, though we have no intention of acquiring more miners. By owning and operating our miners at facilities that offer competitive advantages, including access to reliable, low-cost, renewable power, we expect to have greater control over the timing of the deployment of our miners. We also may enhance our ability to intelligently and quickly adapt our operating model and reap savings compared to paying for outsourced operations and infrastructure.

Reliable, Low-Cost, Renewable Power

Power represents our highest variable direct cost for our mining operations, with electrical power required to operate the miners. We believe the combination of increased mining difficulty, driven by greater hash rates, and the periodic adjustment of reward rates, such as the halving of Bitcoin rewards, will drive the increasing importance of power efficiency in Bitcoin mining over the long term. As a result, we are focused on deploying our miners at locations with access to reliable, renewable power sources, as successfully doing so should enable us to reduce our power costs.

Miners require considerable amounts of electrical energy to perform their functions and mine Bitcoin; consequently, a critical aspect of operating in the crypto asset mining industry is obtaining a reliable supply of electricity at a relatively low and stable cost. To this end, in January 2021, ACS purchased the Michigan Facility. Since the purchase of the Michigan Facility, we have invested in infrastructure improvements and began both ramping up the power capacity and installing miners. To date, we have increased the power load from 1.5 MWs to approximately 30 MWs. ACS recently announced that it has reached an agreement in principle with the local utility expected to energize the Michigan Facility, enabling ACS to increase its power capacity from approximately 30 MWs to 300 MWs. The completion of the power upgrade is anticipated to take 44 months from execution of a formal letter of authorization between ACS and the utility, which is currently being negotiated. In addition, ACS has reached an agreement in principle with the local natural gas utility to provide the capability to energize the Michigan Facility with an additional 40 MWs. The project is expected to be completed within 18 months of the execution of definitive agreements. Combined, this would enable ACS to increase its power capacity from approximately 30 MW to approximately 340 MW. Currently, we have approximately 4,900 S19j Pro Antminers and approximately 4,600 S19 XP Antminers in operation at our Michigan Facility but it is our intention to dedicate all the power capacity at the Michigan Facility to our AI hyperscale data center operations. If successful, we expect to sell any idle miners in the secondary market, which could be between 12,500 and 16,500 miners.

We have also invested in a data center through BNI Montana. We have completed the build-out at one of the two sites at the Montana Facilities, which provides up to 10 MWs of power. If we complete the build-out of the second site, which is currently on hold pending the transition of our Michigan Facility to support HPC and AI applications, the Montana Facilities will provide up to a combined 20 MWs of power and allow us to operate approximately 6,500 miners. We believe that the capacity of the Montana Facilities can be significantly expanded, and we have begun an electrical load study in collaboration with the local utility to explore potential power upgrades. However, given the current price of Bitcoin and the level of difficulty to mine, at this time we have no plans to expand the capacity at the Montana Facilities, which has the capacity to operate approximately 2,600 S19j Pro Antminers. At this time, we have ceased mining at the Montana Facilities and will not resume mining there until the price of Bitcoin and the level of difficulty to mine improves such that our existing miners can operate profitably.

We continue to evaluate other sites, locations, and partnerships for additional and alternative support of future mining operations. While we have not at present entered into any other agreements, we continue to explore and evaluate additional facilities that would enable us to expand our mining operations as needed.

Our Bitcoin Mining Operations

Currently, we have approximately 4,900 S19j Pro Antminers and approximately 4,600 S19 XP Antminers in operation at our Michigan Facility and no Antminers in operation at our Montana facility. Additionally, approximately 9,700 S19j Pro Antminers are not in operation, primarily because of the termination of our hosting agreement with Core Scientific on August 31, 2024. Antminers in operation have an aggregate mining production capacity of approximately 1.13 exahashes per second.

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Our strategy includes identifying clean power for our Bitcoin mining operations. Management has considered the issues surrounding the environmental impact of our Bitcoin mining operations and concluded that the environmental impact of our mining operations is not material. The basis for this conclusion was that Indiana Michigan Power, the regulated utility that provides power to our Michigan Facility, reported that in 2023 it generated more than 87% of its energy from emission-free sources, including solar, wind, hydro and nuclear. The power source for our Montana Facilities, Basin Electric Power Cooperative, reported that approximately 28% of its power was from emission-free sources, primarily wind and hydro. Since we are only mining Bitcoin at our Michigan Facility, approximately 87% of our mining operations are being generated from emission-free sources. If we resume operations at our Montana Facilities, more than 75% of power used in our mining operations would be generated from emission-free sources. In addition to our continued expansion investments at the Michigan Facility, we also seek out new locations to support our bitcoin mining business. We consider sites with a variety of offerings, including purchasing the site (as we have done in Michigan), but also leasing buildings and facilities (as we have done with the Montana Facilities), hosting relationships and strategic partnerships. At this time, we have not entered into any new mining agreements at locations other than the Michigan Facility and the Montana Facilities. We mine Bitcoin only.

Coins that are mined are held in a custodial account. We securely store our Bitcoin at Gemini Trust Company, LLC (“Gemini”), a regulated, audited and insured crypto asset custodian. Gemini is a fiduciary and qualified custodian under the New York Banking Law and is licensed by the New York State Department of Financial Services. Additionally, Gemini holds numerous money transmitter licenses or the statutory equivalent and has obtained System and Organization Controls (“SOC”) 1 Type 2 and SOC 2 Type 2 certifications from its independent third-party auditor, Deloitte and Touche LLP. A SOC 1 report evaluates controls that are applicable to internal control over financial reporting whereas a SOC 2 report evaluates a security framework that authenticates an organization’s ability to securely handle customer data. Further, Gemini has insurance coverage against the theft of crypto assets that results from a direct security breach or hack of Gemini’s systems, or theft by a Gemini employee.

The custody arrangements require that we mine to a custodial wallet address where the private key is held by the custodian and all keys for the wallet are held in cold storage. This provides a layer of protection in both the transaction and liquidation phases of the operations by using multi-factor and multi-person approval processes, to include know your customer and anti-money laundering (“AML”) procedures of the receiving party. We will either hold the Bitcoin or may choose to convert those assets into fiat currency depending on financial needs and plans. When we opt to convert the Bitcoins we sell or exchange our Bitcoin through Gemini, the custodian of our digital wallet. When we elect to make a sale or exchange our Senior Vice President - Finance submits a request to Gemini’s execution department to exchange Bitcoin for U.S. dollars. Gemini sends an approval email to both our CEO and CFO to approve. Once approved by either our CEO or CFO, Gemini executes the sale/exchange on its trading platform at current market prices, less commissions, and deposits the U.S. dollars into our bank account.

Beyond the foregoing, our custody agreement with Gemini provides that:

•	Gemini provides a unique custody account in which all our blockchain assets are held, which are segregated from all others’ assets and are verifiable through the blockchain; and

•	Gemini charges us fees in Bitcoin, which is deducted from our digital assets on the last business day of every month.

Currently, we are converting Bitcoin received from our mining activities into fiat currency on a nearly daily basis to pay operating costs and purchase commitments for expansion activities at our facilities. We do not hold any Bitcoin for investment.

Regulation

The laws and regulations applicable to crypto asset are evolving and subject to interpretation and change. Governments around the world have reacted differently to crypto assets; certain governments have deemed them illegal, and others have allowed their use and trade without restriction, while in some jurisdictions, such as in the United States, many crypto assets are subject to extensive, and in some cases overlapping, unclear and evolving regulatory requirements, which generally does not apply to Bitcoin. As crypto assets have grown in both popularity and market value, the U.S. Congress and a number of U.S. federal and state agencies, including the Financial Crimes Enforcement Network (“FinCEN”), the SEC, the Commodity Futures Trading Commission (“CFTC”), Financial Industry Regulatory Authority (“FINRA”), the Consumer Financial Protection Bureau, the Department of Justice (“DOJ”), the Department of Homeland Security, the Federal Bureau of Investigation (“FBI”), the Internal Revenue Service (“IRS”) and state financial regulators, have been examining the operations of crypto asset networks, crypto asset users and crypto asset exchange markets, with particular focus on the extent to which crypto assets can be used to launder the proceeds of illegal activities or fund criminal or terrorist enterprises and the safety and soundness and consumer-protective safeguards of exchanges or other service-providers that hold, transfer, trade or exchange crypto assets for users.

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Many of these state and federal agencies have issued consumer advisories regarding the risks posed by crypto assets to investors. In addition, federal and state agencies, and other countries have issued rules or guidance about the treatment of crypto asset transactions or requirements for businesses engaged in activities related to crypto assets. Depending on the regulatory characterization of the Bitcoin we mine, the markets for Bitcoin in general, and our activities in particular, may be subject to one or more regulators in the United States and globally. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the nature of crypto asset markets and our crypto asset operations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against crypto asset businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from crypto asset activity. There is also increasing attention being paid by U.S. federal and state energy regulatory authorities as the total load of crypto mining grows and potentially alters the supply and dispatch functionality of the wholesale grid and retail distribution systems. Many state legislative bodies are also actively reviewing the impact of crypto mining in their respective states. For example, in May 2023, Montana enacted S.B. 178 which established a right-to-mine for digital assets and prevents local governments from enacting any ordinance, resolution, or rule that selectively targets digital asset miners. In 2022, Michigan considered a bill that would establish a blockchain and cryptocurrency commission aimed at, among other things, examining the feasibility of regulating the energy consumption associated with the cryptocurrency industry and investigate blockchain and cryptocurrency. The bill has, as of the date of this Annual Report, yet to be signed into law. In addition to Michigan and Montana, other states are also considering or have enacted laws aimed at regulating crypto mining. For example, in 2022, New York placed a two-year moratorium on certain cryptocurrency mining companies that use fossil fuels, which expired in November 2024.

Environmental

The perceived threat of climate change continues to attract considerable attention in the United States and around the world. Numerous proposals have been made and could continue to be made at the international, national, regional and state levels of government to monitor and limit emissions of greenhouse gases (“GHGs”). These efforts have included consideration of cap-and-trade programs, carbon taxes, GHG disclosure obligations and regulations that directly limit GHG emissions from certain sources. In addition, President Biden identified addressing climate change and the energy transition as priorities under his Administration. He has issued executive orders and regulatory directives related to climate change, and has recommitted the United States to long-term international goals to reduce emissions. In recent years, the U.S. Congress has considered legislation to reduce emissions of GHGs and has included climate change considerations in its funding bills. For example, the Inflation Reduction Act of 2022, which appropriates significant federal funding for renewable energy initiatives, was signed into law in August 2022 and could accelerate the transition away from fossil fuels. These laws, initiatives, and associated regulations or other national or regional commitments to reduce GHG emissions could adversely affect fossil fuel consumption, require the installation of emissions control technologies, and increase the expense associated with the purchase of emissions reduction credits or allowances to comply with current or future emissions reduction programs. It is uncertain how many of the Biden Administration’s initiatives will continue to remain in force under the Trump Administration.

At the federal level, the Environmental Protection Agency (“EPA”) has also adopted rules that, among other things, establish construction and operating permit reviews, emissions control standards, and monitoring and annual reporting for GHG emissions from certain large stationary sources. In November 2021, the Biden Administration released “The Long-Term Strategy of the United States: Pathways to Net-Zero Greenhouse Gas Emissions by 2050,” which establishes a roadmap to net zero emissions in the United States by 2050 through, among other things, improving energy efficiency, decarbonizing energy sources via electricity, hydrogen and sustainable biofuels, eliminating subsidies provided to the fossil fuel industry, reducing non-CO2 GHG emissions and increasing the emphasis on climate-related risks across government agencies and economic sectors. Additionally, from time to time the EPA has proposed, revised, and adopted rules establishing new source performance standards for certain pollutants from coal-fueled electric generating plants.

We note that the implementation of the rule depends, in part, on the widespread development, adoption, and availability of carbon capture and storage technology and solutions, which may not be certain at this time. We also note that this proposed rule is subject to intense political debate and its adoption or implementation were impacted by the results of the 2024 election cycle, though the extent of any changes to the prior regulatory regime remain undetermined. While no final rule has been published to date, this proposed rule and any other new agency action or rulemaking that applies to our facilities could increase our compliance costs or otherwise materially restrict our operations. Currently, it is unclear how future legislation and regulation will affect our Bitcoin mining operations. The course of future legislation and regulation in the United States remains difficult to predict, and potential increased costs associated with new legislation or regulation cannot be predicted at this time.

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Competition

Our business environment is constantly evolving, and cryptocurrency miners can range from individual enthusiasts to professional mining operations with dedicated data centers. We compete with other companies that focus all or a portion of their activities on cryptocurrency mining activities at scale. We face significant competition in every aspect of our business, including, but not limited to, the ability to raise capital, obtaining the lowest cost of electricity, obtaining access to energy sites with reliable sources of power, and evaluating new technology developments in the industry.

At present, the information concerning the activities of these enterprises may not be readily available as the vast majority of the participants in this sector do not publish information publicly or the information may be unreliable. Published sources of information include “bitcoin.org” and “blockchain.info”; however, the reliability of that information and its continued availability cannot be assured and the contents of these sites are not incorporated into this Annual Report.

A number of public companies (traded in the U.S. and internationally) and private companies may be considered to compete with us, including the following companies:

•	Argo Blockchain PLC;

•	Bit Digital, Inc.;

•	Bitdeer Technologies Group;

•	Bitfarms Technologies Ltd.;

•	Cipher Mining Inc.;

•	CleanSpark, Inc.;

•	Core Scientific, Inc.;

•	Digi Power X Inc.;

•	Galaxy Digital Holdings Ltd.;

•	Hive Blockchain Technologies Inc.;

•	Hut 8 Mining Corp.;

•	IREN Limited;

•	Marathon Digital Holdings, Inc.;

•	Northern Data AG;

•	Riot Blockchain, Inc.;

•	Stronghold Digital Mining, Inc.; and

•	TeraWulf Inc.

Intellectual Property

We do not currently own, and do not have any current plans to seek, any patents in connection with our existing and planned blockchain and cryptocurrency related operations. We do expect to rely upon trade secrets, trademarks, service marks, trade names, copyrights and other intellectual property rights and expect to license the use of intellectual property rights owned and controlled by others.

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Blockchain Background

Blockchain technology first came to public attention in 2008 as the database technology that underpins Bitcoin, the world’s first cryptocurrency. Blockchains are generally open-source, peer-to-peer software programs that act as decentralized digital ledgers, each comprising a series of data “blocks” that are linked and secured using cryptography in a “chain.” The blockchain program consists of a software protocol with several functions. The software protocol is run by multiple computer systems or “nodes.” For many blockchain networks, each node has its own copy of the blockchain ledger, which contains a historical record of every transaction. The digital ledger continuously grows as new blocks are added to it to record the most recent transactions in a linear, chronological order. The same information is stored across a network of computers all over the world, and this record makes it possible to track the ownership and transfer of cryptocurrency from the creation of the blockchain to its current state, and effectively records of all account balances (as one can identify what account holds what value through the decentralized ledger).

We do not operate a complete node; rather, as noted above under the heading “Bitcoin Mining and Mining Pools,” we provide computing power to a pool operator.

The blockchain protocol allows users to submit transactions to the network for confirmation. However, a transaction will not be accepted by the protocol if the inputs to the transaction have previously been used in another transaction. This prevention of “double spending” is a key security feature of blockchain networks.

Another key function of the blockchain that protects the integrity of the network is the hashing process, which acts as a tamper-evident seal that confirms the validity of the new block and all earlier blocks. Hashing is the process of a block being posted to the network. Hashing results from miners, who are responsible for receiving broadcast transactions, processing those transactions into new blocks and updating the blockchain with the new blocks through hashing. The hashing process ties every new block to the existing block on the blockchain to ensure each is a continuous record of verified transactions.

The hashing algorithm on a proof-of-work blockchain network is a mathematical transformation function with two key properties. The first important function of hashing is that the algorithm accepts any alphanumeric dataset as an input and produces a unique output code. The smallest change in the dataset results in a significant change in the unique code. Any tampering of the dataset can be detected by re-hashing the data and checking for a change in the unique code. Any user that runs the hash algorithm on the same data will derive the same unique code. Consequently, the data on the distributed ledger can be run through a series of hash algorithms to create a unique code, which would reveal if any changes to the ledger have been made.

Second, whenever a new set or “block” of transactions is added to the ledger, it is appended with the code from the prior state of the ledger before it is hashed. Thus, the hash created from the new block will incorporate the hash from the previous block. An alteration made to an earlier block would make the hashes of all subsequent blocks invalid, as the discrepancy would be easily detected by future miners through the protocols governing the blockchain. If a hacker were to attempt to make a change to an earlier block and broadcast it along with following blocks to the other nodes on the network, that broadcast would be discarded in favor of one from a different node which complied with the requirements of the protocol.

Thus, in addition to creating new blocks, miners “vote” with their computer power, expressing their acceptance of valid blocks by working on adding them to the blockchain, and rejecting invalid blocks by refusing to work on them. If a miner’s proposed block is added to the blockchain by a majority of the nodes on the network, it is considered part of the blockchain. The nodes on the network synchronize with each other to ensure that once a block is accepted by the majority, the new block will eventually be added to all the nodes. Consequently, the historical state of the ledger can be changed if control of more than 50% of the network is obtained; however, in the case of widely held cryptocurrencies with non-trivial valuations, it may be economically prohibitive for any actor or group of actors acting in concert to obtain computing power that consists of more than 50% of the network.

Unlike proof-of-work networks, in which miners expend computational resources to compete to validate transactions and are rewarded cryptocurrency in proportion to the amount of computational resources expended, in a proof-of-stake network, miners (sometimes called validators) risk or “stake” assets to compete to be randomly selected to validate transactions and are rewarded cryptocurrency in proportion to the amount of assets staked. Any malicious activity, such as mining multiple blocks, disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked assets. Proof-of-stake is viewed by some as more energy efficient and scalable than proof-of-work.

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Blockchain technology enables the secure use and transfer of digital assets. “Digital asset” is a broad term that encompasses additional applications, including ownership, transaction tracking, identity management, and smart contracts. A digital asset can represent physical or virtual assets, a value, or a use right/service (e.g., computer storage space).

Whereas digital assets can take many forms and be used for a variety of functions, cryptocurrencies are a type of digital asset that primarily function as a medium of exchange, a unit of account, and/or a store of value. Cryptocurrencies allow anyone who holds a compatible wallet, anywhere in the world, to hold and transfer that cryptocurrency without the need for an intermediary or trusted third party. Units of a cryptocurrency may exist only as data on the internet, and often are not issued or controlled by any single institution, authority or government. Whereas most of the world’s money currently exists in the form of electronic records managed by central authorities such as banks, units of a non-government cryptocurrency exist as electronic records in a decentralized blockchain database. Because cryptocurrencies have no inherent intrinsic value, the value of cryptocurrencies is determined by the value that various market participants place on them through their transactions. Bitcoin, Ethereum and other cryptocurrencies have historically exhibited high price volatility relative to more traditional asset classes.

Private entities also issue digital assets called “stablecoins” whose prices are pegged to those of an underlying fiat currency, a commodity or other financial instrument or other physical asset and are therefore less susceptible to volatility. Stablecoins can be backed by fiat money, physical assets, or other crypto assets. Government institutions are also reportedly testing and considering issuing Central Bank Digital Currencies (“CBDC’s”). While stablecoins or CBDC’s may exhibit less price volatility than other cryptocurrencies, both rely on a central authority to establish the value of the asset, and therefore represent an exception to the general discussion of the design of cryptocurrencies in this Annual Report.

Each cryptocurrency has a source code that comprises the basis for the cryptographic and algorithmic protocols, which govern the blockchain. The source code is commonly open-source and therefore can be inspected by anyone, and is maintained on an ongoing basis through contributors proposing amendments to the protocol, which are peer reviewed and adopted by consensus among participants on the blockchain network. These protocols govern the functioning of the network, including the ownership and transfer of the cryptocurrency, and are executed on the decentralized peer-to-peer blockchain infrastructure. The peer-to-peer infrastructure on which a blockchain operates is not owned or operated by a single entity. Instead, the infrastructure is collectively maintained by a decentralized user base. Each peer user is generally known as a “node” or “miner,” and each miner processes transactions on the network in accordance with the protocols of the relevant cryptocurrency.

As a result, these cryptocurrencies do not rely on either governmental authorities or financial institutions to create, transmit or determine the value of units of cryptocurrency. Rather:

•	the creation of units of cryptocurrency generally is governed by the source code, not a central entity;

•	the transmission of a cryptocurrency is governed by the source code and processed by the decentralized peer-to-peer network of nodes or miners; and

•	the value of a cryptocurrency is generally determined by the market supply of and demand for the cryptocurrency, with prices set in transfers by mutual agreement or barter, as well as through acceptance directly by merchants in exchange for goods and services.

Cryptocurrencies may be open-source projects with no official developer or group of developers that control the network. However, certain networks’ development may be overseen informally by a core group of developers that may propose quasi-official releases of updates and other changes to the network’s source code. The release of updates to a blockchain network’s source code does not guarantee that the updates will be automatically adopted. Users and miners must accept any changes made to the source code by downloading the proposed modification of the network’s source code. A modification of the network’s source code is effective only with respect to the users and miners that download it. If a modification is accepted by only a percentage of users and miners, a division in the network will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.” Consequently, a modification to the source code becomes part of a blockchain network only if accepted by participants collectively having most of the processing power on the network.

Each “account” on a blockchain network is identified by its unique public key, and is secured with its associated private key (which the account holder must keep secret, like a password). Cryptocurrencies are treated as bearer assets, because possession of the private key generally determines who controls or owns a cryptocurrency. Protecting private keys from unwarranted access and theft is critically important, as once the private key is taken, in most circumstances, control over the related cryptocurrency is gone. The combination of private and public cryptographic keys constitutes a secure digital identity in the form of a digital signature. As long as the private key is kept private (i.e., confidential to the owner of the account) it provides strong control of ownership.

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Ault Lending

Ault Lending provides commercial loans to companies throughout the U.S. to provide them with operating capital to finance the growth of their businesses. The loans range in duration from six months to three years. Ault Lending’s loans are made or arranged pursuant to a California Financing Law license (Lic.no. 60 DBO77905).

Ault Lending acquires controlling or non-controlling interests in and actively manages businesses that we generally believe (i) are undervalued and have disruptive technologies with a global impact, (ii) operate in industries with long-term macroeconomic growth opportunities, (iii) have the potential for positive and stable cash flows, (iv) face minimal threats of technological or competitive obsolescence, and (v) have strong management teams largely in place. We offer investors a unique opportunity to own a diverse group of leading middle-market businesses in the niche-industrial and branded-consumer sectors.

Ault Lending uses a traditional methodology for valuing securities that primarily looks for deeply depressed prices. Upon making an investment, we often become actively involved in the companies we seek to acquire, whether in its entirety or merely a controlling or non-controlling interest. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling or non-controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business.

Ault Lending believes that private company operators and corporate parents looking to sell their business units may consider us an attractive purchaser because of our ability to:

•	provide ongoing strategic and financial support for their businesses, including professionalization of our subsidiaries at scale;

•	maintain a long-term outlook as to the ownership of those businesses;

•	sustainably invest in growth capital and/or add-on acquisitions where appropriate; and

•	consummate transactions efficiently without being dependent on third-party transaction financing.

In particular, we believe that our outlook on length of ownership and active management on our part may alleviate the concern that many private company operators and parent companies may have with regard to their businesses going through multiple sale processes in a short period of time. We believe this outlook enhances our ability to develop a comprehensive strategy to increase the earnings and cash flows of each of our businesses.

Finally, it has been our experience that our ability to acquire businesses without the cumbersome delays and conditions typical of third-party transactional financing is appealing to sellers of businesses who are interested in confidentiality, speed and certainty to close.

We believe our management team’s strong relationships with industry executives, accountants, attorneys, business brokers, commercial and investment bankers, and other potential sources of acquisition opportunities offer us substantial opportunities to assess small businesses available for acquisition. In addition, the flexibility, creativity, experience and expertise of our management team in structuring transactions allows us to consider non-traditional and complex transactions tailored to fit a specific acquisition target.

In terms of the businesses in which we have a controlling interest as of December 31, 2024, we believe that these businesses have stable management teams, operate in strong markets with defensible market niches, and maintain long-standing customer relationships.

Ault Lending provides funding to businesses through loans and investments. Ault Lending offers a variety of loan types including commercial loans, convertible notes and revolving lines of credit. Ault Lending is engaged in providing commercial loans to companies throughout the United States to provide them with operating capital to finance the growth of their businesses. The loans are primarily short-term, ranging from six to 12 months, but may be of longer duration. These terms are subject to change as market needs dictate, and Ault Lending anticipates offering additional products in the future.

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Ault Lending uses its considerable financial experience, data analytics, and a credit scoring model to assess the creditworthiness of each small business borrower applicant. If the business meets Ault Lending’s criteria, Ault Lending sets the initial interest rate according to its credit and financial models. The final interest rate offered to the borrower will be determined by Ault Lending’s interpretation of the marketplace. In order to borrow from Ault Lending, borrowers must display characteristics indicative of durable business and financial situations. These include factors such as revenue, time in business, number of employees, and financial and credit variables. In order to qualify, business borrower applicants must be approved through Ault Lending’s underwriting process, which analyzes credit and financial data of both the business and the business owner. Ault Lending takes into account several business factors (including revenue, age of business, cash flows, and other variables). The underwriting process determines the loan amount to approve, how loans will be priced, and whether to include a blanket lien, as well as additional factors (including length of loan, estimated default rates by type and grade, and general economic environment).

Our Executive Committee, which is comprised of our Executive Chairman, Chief Executive Officer and President, acts as the underwriting committee for Ault Lending and must approve all lending transactions. The Executive Committee has decades of experience in financial, investing and securities transactions. Under its business model, Ault Lending generates revenue through origination fees charged to borrowers and interest generated from each loan. Ault Lending may also generate income from appreciation of investments in marketable securities as well as any shares of common stock underlying convertible notes or warrants issued to Ault Lending in any particular financing.

As noted above, we will from time to time, through Ault Lending, engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our stockholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings, mergers or spin-offs and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our stockholders.

During 2025, we anticipate providing significant new funding to expand Ault Lending’s loan and investment portfolio. Ault Lending loans are made or arranged pursuant to a California Financing Law license (Lic.no. 60 DBO77905).

RiskOn International, Inc.

Overview

RiskOn’s operations are primarily those of BNC, which is engaged in the development and operation of an online gaming platform (the “Platform”). The Platform offers engaging and dynamic online gaming experiences by integrating various elements such as gaming, social activities, sweepstakes, online gaming and more. ROI aims to provide innovative ways for people in the United States to interact online. The Platform is located at BitNile.com and is accessible via any device using any web browser, without requiring permissions, downloads, or apps.

BNC’s games operate on a free-to-play model, whereby game players may collect coins free of charge through the passage of time, free top-up feature, and, if a game player wishes to obtain coins above and beyond the level of free coins available to that player, the player may purchase additional coin packages (“Freemium” gaming model). However, no purchase is necessary to participate in any sweepstakes, and sweepstakes entries themselves cannot be purchased. Once obtained, the coins (either free or purchased) cannot be redeemed for cash or exchanged for anything outside of the Platform. When coins are used in the games, the game player could “win” and be awarded additional coins, or could “lose” and lose the future use of those coins.

BNC’s current and planned products and experiences are:

•	Gaming. The Platform provides an extensive selection of gaming options, including participation in games, sweepstakes and social gaming experiences, such as Blackjack and roulette.

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•	Sweepstakes gaming. The Platform features a dedicated gaming zone for users to engage in sweepstakes gaming, offering opportunities to win real money and prizes.

•	Socialization and connectivity. The Platform’s ongoing mission will be to foster global connections by enabling users to interact with individuals, forming new friendships, collaborating on projects or engaging in conversations within various social hubs.

Business Strategy

The online sweepstakes gaming industry in the United States is experiencing rapid growth and expansion, driven by advancements in technology and increased interest in free-to-play and social gaming. BNC’s business strategy revolves around creating a seamless, all-encompassing platform that caters to various user needs and interests, particularly in sweepstakes and social gaming experiences.

The strategic pillars for the growth of the Platform include (i) leveraging cutting-edge technology to offer a user-friendly, browser-based platform compatible with modern devices for an enhanced experience, (ii) providing a diverse range of sweepstakes and gaming products that cater to users with different interests and preferences, (iii) fostering connections and a sense of community among users, encouraging socialization and (iv) focusing on continuous innovation and regulatory compliance to stay ahead of industry trends and customer expectations.

Competition

BNC faces competition from both established online gaming platforms and new entrants in the market. It competes with recognized sweepstakes operators—such as Chumba Casino, Stake.us, and Luckyland—that continually introduce new offerings in this evolving space. BNC also contends with gaming-focused platforms like Fortnite and Roblox, as well as other social or casual games that vie for user attention. In addition, traditional brick-and-mortar casinos are increasingly expanding their reach by introducing online components or apps, which further intensifies the competitive landscape.

Regulatory Environment: Present and Future Challenges

As the online gaming industry continues to grow and evolve, regulatory challenges and considerations are becoming increasingly important. The nature of the Platform, which often combines elements of gaming, social networking, and digital economies, presents a complex landscape for regulators to navigate.

To navigate the complex and evolving regulatory landscape, BNC will prioritize compliance with relevant laws and regulations in all jurisdictions where it operates. This includes data privacy and protection regulations, gaming and sweepstakes regulations, and intellectual property rights. By maintaining a strong focus on regulatory compliance, BNC aims to minimize potential legal risks and build trust with users and partners.

Present Regulatory Challenges

The online gaming industry is currently grappling with several regulatory challenges. First, data privacy and security concerns loom large, as users share personal information and engage in transactions within the Platform. Regulators require that platforms comply with existing data protection regulations, such as the General Data Protection Regulation (“GDPR”) and the California Consumer Privacy Act (“CCPA”).

Second, sweepstakes-specific compliance poses unique hurdles because sweepstakes must be free to enter and cannot require a purchase for participation. Accordingly, businesses must structure their sweepstakes to ensure adherence to state and federal laws, such as providing an alternative means of entry and clear disclosures.

Third, intellectual property rights become complicated when a platform relies on user-generated content and virtual goods or items. Copyright, trademark, and patent laws can be difficult to enforce in virtual environments, raising questions about how best to protect and manage these rights.

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Fourth, taxation and financial regulations come into play as virtual economies flourish, particularly with the rise of cryptocurrencies and non-fungible tokens. Regulators must determine how to classify and tax digital assets and transactions, while also ensuring compliance with anti-money laundering and know-your-customer requirements.

Lastly, content moderation and liability remain pressing issues. Platforms must moderate content and user behavior while navigating potential liability for user-generated content. This includes addressing possible violations of laws related to hate speech, harassment, and misinformation, all of which carry significant legal and reputational risks.

Future Regulatory Challenges

As sweepstakes gaming continues to develop and expand, several additional regulatory questions are likely to emerge. Payment processing and banking compliance may draw heightened scrutiny as operators look for efficient ways to deliver prizes or credits, requiring compliance with anti-money laundering and know-your-customer regulations in a sweepstakes context. Evolving state sweepstakes laws add further complexity, as each state imposes unique statutes and regulations regarding contests, forcing operators to stay informed on registration or bonding requirements. Emerging digital prize formats, such as virtual items or tokens, may require additional clarity from state and federal regulators to determine their proper classification. Finally, accessibility and inclusivity concerns will likely increase, with regulators paying more attention to ensuring that sweepstakes remain inclusive and transparent for all eligible participants

askROI

Overview

askROI is an AI-powered software-as-a-service platform designed to help businesses leverage their data for competitive advantage. At the core of askROI’s technology is a state-of-the-art large language model (“LLM”), which is exclusively licensed from a third-party provider for use in North America. The askROI platform is located at askroi.com and askROI dedicated applications are available for download on both the Apple and Google app marketplaces.

By seamlessly integrating with a company’s existing tools and data sources, askROI seeks to deliver actionable insights, intelligent analysis, and data-driven decision support. The platform’s LLM-powered technology allows it to interpret complex queries, identify relevant information, and provide highly contextualized responses, all while continuously learning and adapting to each organization’s unique language and terminology.

Our vision is that askROI can transform how businesses operate in the digital age. With our exclusive access to cutting-edge LLM technology and our commitment to delivering tangible business value, askROI seeks to set a new standard for AI-powered insights and decision support in the North American market.

askROI’s current and planned product functionality are:

•	Seamless integration: askROI connects with a wide range of business tools, including customer relationship management, cloud storage systems (e.g., OneDrive, Google Drive), and communication platforms (e.g., Slack, Teams). Ongoing expansion of integration partnerships will further streamline data access and analysis;

•	Contextualized understanding: By referencing secure, company-specific workspaces and knowledge bases rather than training the underlying LLM, askROI can deliver tailored insights aligned with each organization’s unique terminology, product names, and project codes. Ongoing refinements to the platform’s natural language processing capabilities will enable even more nuanced, context-aware analysis;

•	Actionable insights: askROI analyzes data to generate custom reports, draft data-rich presentations, and create visualizations like charts and graphs. Introduction of industry-specific templates for reports, data visualizations, and analytics dashboards will provide additional value for users in targeted sectors;

•	Transparency and security: askROI cites specific data sources for its answers and provides direct document links for reference. Robust data security measures, including access controls, encryption, and audit trails, seek to ensure the protection of sensitive information. Future updates will focus on achieving compliance with key regulations such as GDPR, SOC 2, and payment card industry data security standards;

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•	Ethical AI: Implementation of strict guidelines and oversight mechanisms to ensure responsible development and use of askROI’s AI models, mitigating risks of bias, discrimination, or misuse; and

•	Partner ecosystem: Development of a robust network of consultancies, system integrators, and industry-specific solution providers to accelerate adoption and create tailored solutions for diverse business needs.

By continually enhancing and expanding its capabilities, askROI aims to position its platform as an indispensable tool for businesses seeking to leverage their data for competitive advantage and operational excellence.

Business Strategy

askROI is currently in early development, focusing on support and commercial applications. However, the platform’s flexible architecture and powerful AI capabilities, underpinned by its exclusive licensing agreement for the LLM technology in North America, position it for broad applicability across industries. The go-to-market strategy involves continued refinement of the core product based on beta user feedback, followed by a staged rollout to additional sectors.

Key strategic initiatives include:

•	Continued refinement of the core product based on beta user feedback, followed by a staged rollout to additional sectors;

•	Leveraging its exclusive LLM licensing agreement to differentiate askROI in the North American market, attracting customers seeking advanced AI solutions;

•	Using askROI as a dedicated application in both the Apple and Google app marketplaces, enabling mobile-first experiences and expanding accessibility to on-the-go users;

•	Expanding integration partnerships to ensure askROI can seamlessly fit into diverse tech stacks, minimizing adoption barriers;

•	Focusing marketing efforts on real-world use cases and demonstrable return on investment, showcasing how askROI can drive tangible business outcomes;

•	Building a strong partner ecosystem, including consultants, system integrators, and industry-specific solution providers, to accelerate adoption; and

•	Investing in research and development to maintain a competitive edge in natural language processing, machine learning, and data analytics.

By adopting these strategic initiatives and building on what we believe to be its unique LLM licensing advantages, askROI aims to position itself as a leading AI-powered insights engine, setting the standard for data-driven decision-making and operational excellence.

Competition

We believe that askROI’s unique positioning as an AI-powered insights engine operating exclusively on a company’s own data, differentiates it from both generic AI tools and other enterprise search and analytics platforms.

Key differentiators include:

•	Exclusive access to advanced LLM: we believe that askROI’s licensing agreement provides a significant competitive advantage, enabling the platform to leverage advanced natural language processing capabilities;

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•	Seamless integration with existing business tools: By minimizing disruption to established workflows and enabling rapid adoption, askROI will reduce barriers to entry and increases its appeal to potential customers;

•	Ability to provide company-specific context: Through secure, dedicated workspaces and knowledge bases, askROI accepts and indexes an organization’s proprietary documents without using them to train the underlying LLM. Instead, the platform queries these internal data sets on demand to generate relevant, context-rich answers specific to each organization’s terminology and needs. By keeping this data separate from the LLM’s base model training, askROI maintains data confidentiality while still delivering more accurate and actionable insights than generic AI solutions;

•	Focus on delivering actionable insights: askROI goes beyond simple data aggregation, empowering users to make informed decisions and drive tangible business outcomes; and

•	Commitment to data security and privacy: By ensuring that sensitive information remains protected and compliant with evolving regulations, askROI addresses a key concern for businesses considering AI-driven solutions.

We believe that as the market for AI-driven business tools continues to expand, askROI is well-positioned to capture market share through its advanced capabilities, ease of use and strong commitment to customer success. askROI’s LLM licensing arrangement provides an important differentiator, but the rapid pace of AI innovation requires it to continually invest in research and development to maintain a competitive edge.

However, askROI also recognizes the potential for competition from established enterprise software providers and emerging startups focused on AI-powered analytics and decision support. To mitigate these competitive risks, askROI will focus on building a strong brand identity, cultivating a loyal customer base, and leveraging its partner ecosystem to create advantages focused on its core offerings.

Ultimately, askROI’s success will depend on its ability to consistently deliver value to customers, stay at the forefront of technological innovation, and adapt to the evolving needs of the market. By remaining agile, customer-centric, and committed to its vision of empowering businesses through AI-driven insights, askROI is confident in its ability to thrive in the face of competition and position itself as a leader in the market.

Regulatory Environment (Present and Future)

The regulatory landscape for artificial intelligence and data-driven technologies continues to evolve worldwide, presenting both challenges and opportunities for askROI. In various regions, including the United States, the European Union, and parts of Asia, governments and regulatory bodies are introducing new legislation and guidelines specifically related to AI, data privacy, and automated decision-making. For example, the European Union’s draft AI Act proposes a risk-based approach that could place additional compliance requirements on AI developers. Some of our competitors, particularly large, established technology companies, already have more extensive compliance frameworks or resources to adapt quickly, giving them a potential advantage in the event of significant regulatory changes.

To address these developments, askROI maintains a strong commitment to data protection and security. askROI’s platform employs encryption, access controls, and audit trails to safeguard customer information. At the same time, askROI recognizes that the rapid evolution of AI regulation may lead to complex or overlapping legal requirements across various jurisdictions, ultimately increasing its compliance costs or limiting certain functionalities. Consequently, askROI proactively engages with industry groups, policymakers and external advisors to stay informed about emerging regulations and ensure that its platform aligns with current and anticipated standards.

Nevertheless, ongoing changes in AI-related rules and interpretations of existing data-privacy laws could require askROI to make significant investments or modifications to the askROI platform. Compliance obligations might include adding new audit capabilities or restricting how certain AI features function to meet transparency or accountability requirements. In the event that these regulatory changes become more restrictive than anticipated, askROI’s operations could be adversely affected, and its ability to serve customers in certain markets could be limited.

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Circle 8

Description of the Business

Headquartered in Houston, Circle 8 is a premier lifting services provider serving clients in Texas, Oklahoma, Louisiana and New Mexico with five strategically located branches in Texas and Oklahoma. Its modern fleet consists of 57 mobile all-terrain and hydraulic cranes, with lifting capacities of up to 350 tons that provides services across the Eagle Ford, Permian, Delaware and Haynesville basins. Circle 8 is poised for organic growth through a strengthened financial profile following its recapitalization in December 2022. Circle 8’s fleet consists of Grove, Liebherr, Xuzhou Construction Machinery Group and other leading original equipment manufacturers (“OEMs”).

Circle 8 provides experienced professionally certified operators to deliver customized solutions to lifting clients in oil field services, construction, commercial, refining / marketing and wind energy markets. Circle 8 maintains an industry leading safety record. Safety personnel hold certifications and undergo in-house training.

Competitive Advantage

Circle 8’s operating experience and the mid-sized diverse fleet that it has developed serves the oil service and petrochemical industries, providing full-service lifting solutions with an industry leading safety record. Key strengths of Circle 8 include:

•	Leading lifting solutions platform

○	Leading provider of comprehensive lifting solutions to diversified end markets, including oil & gas and with expanding operations in infrastructure, plant turn-around and commercial/industrial construction; and
○	Leading market position with five branches strategically located throughout Texas and Oklahoma.

•	Industry leading safety record, commitment and policy

○	Safety is a core value and Circle 8 is a market leader in employee training and practices; and
○	Dedicated team focused on safety programs.

•	Proven strength of management, recently enhanced and augmented

○	Proven ability to navigate a secular downturn by maintaining strong customer relationships and scale operations to capture additional market share;
○	Seasoned industry leaders who have positioned Circle 8 for future growth; and
○	Additional advisory team to supplement full time management with strategic industry knowledge, contacts and corporate transaction capability.

•	High quality fleet with the opportunity to expand by 100% creates a barrier to entry. Circle 8’s fleet of 57 cranes, as of the date of this Annual Report, comprises 47 all-terrain cranes and 10 hydraulic truck cranes with a combined average age of 9 years and capacity of up to 350 tons.

•	Diversified blue-chip customers

○	Entrenched provider to leading, well-capitalized oil and gas industry operators in Texas, New Mexico, Louisiana and Oklahoma;
○	Diverse customer base with minimal customer concentration risk; and
○	Longstanding relationships enable company to easily scale up operations with customers’ demands in the oilfield (upstream), commercial, construction, refining & marketing (downstream) and wind energy markets.

•	Compelling utilization and financial profile
○	Recently downsized underutilized cranes to return to pre-pandemic fleet utilization over 160%; and
○	Substantial upside remains as the Company efficiently relocates and repurposes its fleet across geographies and end markets.

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Industry

In 2024, the U.S. lifting solutions equipment distribution and rental industry experienced notable consolidation activities. United Rentals, Inc. (“URI”) announced its intention to acquire H&E Equipment Services for approximately $4.8 billion, aiming to enhance its equipment capacity and capitalize on the growing demand for equipment rentals in the United States. Additionally, URI completed the acquisition of Yak Access, LLC, for approximately $1.1 billion, expanding its specialty business offerings. Herc Holdings, Inc. (“HRI”) also pursued growth through acquisitions, completing nine acquisitions that added 28 locations and opening 23 new greenfield locations during the year. Despite these consolidation efforts, the industry remains highly fragmented, comprising a mix of multi-location regional or national operators and numerous small, independent businesses serving local markets. The industry's dynamics are influenced by various economic factors, including trends in U.S. residential and non-residential construction, demand for construction machinery, and region-specific considerations. Lifting solutions equipment continues to be distributed through two primary channels: equipment rental companies and equipment dealers. Prominent equipment rental companies include URI, Sunbelt Rentals, and HRI, while notable equipment dealers include Finning and Toromont. Circle 8 operates within a rental business segment that provides comprehensive project services, including labor and consumables. Similarly, many pure equipment rental companies offer parts and service support to their customers.

Sales and Marketing

Led by Arnold Mabee and Brett Rhuland, the sales force is highly specialized in lifting solutions sales to oil services customers, seeking long term purchase orders and master service agreements. Circle 8 plans to continue the extensive training program which involves OEM training sessions on operations and maintenance to ensure the entire sales force knows the fleet inside and out.

Circle 8 will be working with continuing management to implement a back-office content resource management system that will be heavily focused on data collection so that it can continue to improve margin and help streamline scheduling, operations and fleet management to optimize utilization.

Competitive Business Strategy

The oil services’ lifting solutions demand has historically been one of the leading sub-segments of the industry for profitability due to high utilization rates that coincide with the continuous workstreams of extraction. Circle 8 plans to expand this business line in both topline sales through optimizing service and quality operations with a strong safety record.

In addition to expanding the existing business, Circle 8 will seek to make additional forays into the infrastructure construction, the refinery and manufacturing plant turn-around and industrial facility construction with the availability of new cranes as they become available.

Customers

With a focus on the oil services sub-segment of the lifting solutions business in the Eagle Ford, Haynesville, Permian, Delaware and Anadarko basins, Circle 8 has a diversified base of blue-chip customers in TX and OK. While about a third of its sales are expected to be made up from six of the largest players in the industry, the remaining two thirds of sales will be highly diversified, leading to minimal concentration risk. With its longstanding relationships with blue-chip customers and incoming fleet units, Circle 8 believes it has the ability to scale up sales with these customers locally and most likely into other adjacent areas.

Competition

Due to the highly skilled nature and competitive nature of the lifting solutions business, the sector typically consists of companies like Circle 8 that provide full service lifting solutions on rental or contract basis, including the manpower required to operate the equipment or companies that require extensive lifting solutions straight purchasing the equipment and hiring crane operators directly.

The full-service lifting solutions business is highly fragmented and local with only a few national service providers. In Circle 8’s existing subsegment of the lifting solutions business to the petrochemical industry, the competition is not as strong as it is in others as the contract terms are usually longer term and driven by maintaining strong customer relationships. The diversification strategy for Circle 8 into other subsegments will be faced with competition that is largely driven based on availability, quality (including safety record), reliability and price.

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Environmental and Safety Regulations

Circle 8’s equipment, facilities and operations are subject to comprehensive and frequently changing federal, state and local environmental and occupational health and safety laws, which may vary locally. These laws regulate (1) the handling, storage, use and disposal of hazardous materials and waste and, if any, the associated cleanup of properties affected by pollutants; (2) air quality (emissions); and (3) wastewater. While lifting solutions’ operations generally do not raise significant environmental risks, Circle 8 uses petroleum products, solvents and other hazardous substances for fueling and maintaining its fleet and vehicles. Circle 8 has made, and will continue to make, capital and other expenditures to comply with environmental requirements. Circle 8 does not currently anticipate any material adverse effect on its business, financial condition or competitive position as a result of its efforts to comply with such requirements.

In the future, federal, state or local governments could enact new or more stringent laws or issue new or more stringent regulations concerning environmental and worker health and safety matters, reporting and disclosure obligations, or effect a change in their enforcement of existing laws or regulations, that could affect operations and increase operational and compliance expenditures. Also, in the future, contamination may be found to exist at Circle 8’s facilities or off-site locations where waste has been sent. There can be no assurance that Circle 8, or various environmental regulatory agencies, will not discover previously unknown environmental non-compliance or contamination. Circle 8 could be held liable for such newly discovered non-compliance or contamination. It is possible that changes in environmental and worker health and safety laws or liabilities from newly discovered non-compliance or contamination could have a material adverse effect on Circle 8’s business, financial condition and results of operations.

AGREE

AGREE is actively invested across a diverse range of commercial real estate asset classes, with a particular focus on hospitality and in the future, multifamily properties. AGREE strategically targets the middle market segment in geographic areas that present strong fundamentals and offer relative value, such as emerging or overlooked markets with growth potential. AGREE’s core objective is to deliver attractive, risk-adjusted returns through a combination of ground-up development, targeted capital investments, and operational enhancements that unlock long-term value.

In the hospitality sector, AGREE brings a hands-on, value-driven approach that goes beyond traditional ownership. Recognizing the unique dynamics of hospitality real estate—which blends real estate investment with service-based business operations—AGREE prioritizes both physical improvements and elevated guest experiences to drive performance. By focusing on midscale to upper-midscale hotels in underpenetrated markets, AGREE positions its hospitality assets to capture stable demand from business and leisure travelers alike.

A key component of AGREE’s hospitality platform is AGREE Madison, a wholly owned subsidiary that operates four recently renovated hotel properties in the Midwest. These include the Hilton Garden Inn Madison West, Residence Inn Madison West, Courtyard Madison West, and Hilton Garden Inn Rockford. AGREE operates a total of 526 keys collectively across the four-property portfolio. Each property has undergone substantial upgrades since acquired to enhance both aesthetic appeal and operational efficiency, ensuring they meet modern traveler expectations while maintaining cost discipline. Through AGREE Madison, the firm exercises direct oversight of day-to-day operations, ensuring alignment with its broader investment philosophy of value creation through active management.

TurnOnGreen

Overview

TurnOnGreen, through its wholly owned subsidiaries Digital Power and TOG Technologies, is an emerging provider of premium power electronic and EV charging solutions. TurnOnGreen designs, develops, manufactures, and sells highly engineered, feature-rich, high-grade power conversion systems and power solutions for mission-critical, life-sustaining, and lifesaving applications across a variety of sectors, particularly those operating in demanding and harsh environments. TurnOnGreen serves a broad range of markets, including defense and aerospace, medical and healthcare, industrial applications, telecommunications, e-Mobility, and OEM solutions. TurnOnGreen’s products are highly adaptive, featuring customized firmware meticulously configured to meet the specific requirements and challenges of its customers’ applications. Approximately 8% of TurnOnGreen’s revenue is generated leveraging its core power technologies to deliver comprehensive EV charging infrastructure and subscription-based charging network management services for residential, fleet, hospitality, workplace, healthcare, municipal, and educational environments including universities and schools.

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At Digital Power, TurnOnGreen provides a comprehensive range of integrated power system solutions that are designed to meet the diverse and precise needs of its customers with the highest levels of efficiency, flexibility and scalability. Digital Power designs, develops and manufactures custom power systems to meet performance and/or form-factor requirements that cannot be met with standard power products. These power system solutions are designed to function reliably in harsh environments associated with defense and aerospace applications, while also being utilized for applications ranging from industrial and telecommunications equipment to medical instrumentation. TurnOnGreen believes that Digital Power’s power products are highly adaptive and feature digital power management and software configurations that allow them to achieve higher power efficiency to meet the requirements of both its customers and its OEMs. In addition to Digital Power’s custom power system solutions, it also provides a wide range of industry-standard power products. These products include the AC/DC open frame product series, which TurnOnGreen believes to be among the industry’s leading power switchers in terms of power efficiency. The open frame products are deployed in highly compact form factors and modular power series that support configurable multiple DC outputs. Additionally, Digital Power offers high-power and high-voltage laser power supplies tailored to meet the unique requirements of medical, dental, and industrial pulsed energy systems. Digital Power’s expertise also encompasses high-performance and high-power data-center power supplies, semiconductor fabrication equipment power source supplies, desktop power supplies, and a comprehensive range of value-added customized AC/DC and DC/DC ruggedized power supply and system solutions.

Our Strategy

Our business strategy is designed to increase stockholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to stockholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize stockholder value, such as activist trading. We anticipate returning value to stockholders after satisfying our debt obligations and working capital needs.

Our Executive Committee approves and manages our investment strategy. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling or sizable but non-controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business.

From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our shareholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our shareholders.

Management Strategy

Our management strategy involves the proactive financial and operational management of the businesses we own in order to increase cash flows and stockholder value. Hyperscale Data actively oversees and supports the management teams of each of our businesses by, among other things:

•	recruiting and retaining talented managers to operate our businesses using structured incentive compensation programs, including non-controlling equity ownership, tailored to each business;

•

regularly monitoring financial and operational performance, instilling consistent financial discipline, and supporting management in the development and implementation of information systems to effectively achieve these goals;

•	assisting management in their analysis and pursuit of prudent organic growth strategies;

•	identifying and working with management to execute attractive external growth and acquisition opportunities;

•	assisting management in controlling and right-sizing overhead costs;

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•	nurturing an internal culture of transparency, alignment, accountability and governance, including regular reporting;

•	professionalizing our subsidiaries at scale; and

•	forming strong subsidiary level boards of directors to supplement management in their development and implementation of strategic goals and objectives.

Specifically, while our businesses have different growth opportunities and potential rates of growth, we expect Hyperscale Data to work with the management teams of each of our businesses to increase the value of, and cash generated by, each business through various initiatives, including:

•	making selective capital investments to expand geographic reach, increase capacity, or reduce manufacturing costs of our businesses;

•	investing in product research and development for new products, processes or services for customers;

•	improving and expanding existing sales and marketing programs;

•	pursuing reductions in operating costs through improved operational efficiency or outsourcing of certain processes and products; and

•	consolidating or improving management of certain overhead functions.

Our businesses typically acquire and integrate complementary businesses. We believe that complementary add-on acquisitions improve our overall financial and operational performance by allowing us to:

•	leverage manufacturing and distribution operations;

•	leverage branding and marketing programs, as well as customer relationships;

•	add experienced management or management expertise;

•	increase market share and penetrate new markets; and

•	realize cost synergies by allocating the corporate overhead expenses of our businesses across a larger number of businesses and by implementing and coordinating improved management practices.

Compliance with Material Government (Including Environmental) Regulations

Sentinum

Sentinum is subject to various federal, state, local and non-U.S. laws and regulations relating to environmental protection and remediation of hazardous substances and wastes. Sentinum continually assesses compliance status and management of environmental matters to ensure our operations are in compliance with all applicable environmental laws and regulations. Investigation, remediation, and operation and maintenance costs associated with environmental compliance and management of sites are a normal, recurring part of operations. While Sentinum’s regulatory compliance costs are currently not considered material, it is possible that costs incurred to ensure continued environmental compliance could have a material impact on results of operations, financial condition or cash flows if new areas of soil, air and groundwater contamination are discovered and/or expansions of work scope are prompted by the results of ongoing monitoring.

The Michigan Facility is subject to a final corrective measures plan with the Environment Protection Agency. The seller performed remedial activities at the Michigan Facility relating to historical soil and groundwater contamination and Sentinum is responsible for ongoing monitoring and final remediation plans. We estimate the cost of the environmental remediation obligation is approximately $0.4 million and reflects our best estimate of probable future costs for remediation based on the current assessment data and regulatory obligations. Future costs will depend on many factors, including the extent of work necessary to implement monitoring and final remediation plans and ACS’s time frame for remediation. We may incur actual costs in the future that are materially different than this estimate and such costs could have a material impact on results of operations, financial condition, and cash flows during the period in which they are recorded.

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TurnOnGreen

TurnOnGreen’s businesses are heavily regulated in most of its markets. TurnOnGreen handles power electronics products mainly in the form of power conversion. TurnOnGreen must take into account several standards for electronic safety to protect the health of humans and animals. TurnOnGreen serves diverse markets including automotive, defense/aerospace, medical/healthcare, industrial and telecommunications, each of which has its own set of safety regulations and standards that TurnOnGreen must comply with.

Government Contracts. The U.S. Government, and other governments, may terminate any of TurnOnGreen’s government contracts at their convenience, as well as for default based on our failure to meet specified performance requirements. If any of TurnOnGreen’s U.S. Government contracts were to be terminated for convenience, TurnOnGreen would generally be entitled to receive payment for work completed and allowable termination or cancellation costs. If any of TurnOnGreen’s government contracts were to be terminated for default, generally the U.S. Government would pay only for the work that has been accepted and could require TurnOnGreen to pay the difference between the original contract price and the cost to re-procure the contract items, net of the work accepted from the original contract. The U.S. Government can also hold TurnOnGreen liable for damages resulting from the default.

Medical device power supplies. TurnOnGreen’s medical power supplies must incorporate one or more means of protection (“MOP”) to avoid electrocution. A MOP can be safety insulation, a protective earth, a defined creepage distance, an air gap (clearance) or other protective impedance. These can be used in various combinations - having two MOPs means if one fails, there is another in place. A MOP can be achieved through safety insulation, protective earth, a defined creepage distance, an air gap, other protective impedances, or by implementing a combination of these techniques. TurnOnGreen must comply with a standard that treats operators and patients, resulting in the classifications “means of operator protection” and “means of patient protection.” The latter requirements are more stringent because the patient may be physically connected via an applied part and unconscious when the fault occurs.

Environmental. TurnOnGreen is subject to various federal, state, local and non-U.S. laws and regulations relating to environmental protection, including the discharge, treatment, storage, disposal and remediation of hazardous substances and wastes. TurnOnGreen continually assesses its compliance status and management of environmental matters to ensure that its operations are in compliance with all applicable environmental laws and regulations. Investigation, remediation, and operation and maintenance costs associated with environmental compliance and management of sites are a normal, recurring part of TurnOnGreen’s operations.

Non-U.S. Sales. TurnOnGreen’s non-U.S. sales are subject to both U.S. and non-U.S. governmental regulations and procurement policies and practices, including regulations relating to import-export control, tariffs, investment, exchange controls, anti-corruption, and repatriation of earnings. Non-U.S. sales are also subject to varying currency, political and economic risks.

Other Compliance Matters

In addition, we are subject to the local, state and national laws and regulations of the jurisdictions where we operate that affect companies generally, including laws and regulations governing commerce, intellectual property, trade, health and safety, contracts, privacy and communications, consumer protection, web services, tax, and corporate laws and securities laws. These regulations and laws may change over time. Unfavorable changes in existing and new laws and regulations could increase our cost of doing business and impede our growth.

Research and Development

During the years ended December 31, 2024 and 2023, we spent approximately $11.0 million and $4.4 million, respectively, on research and development.

Human Capital Resources

We are committed to attracting and retaining the brightest and best talent, so investing in human capital is critical to our success. The employee traits we value include industriousness, intellectual curiosity, growth mindset and deeply caring about the quality of work. The human capital measures and objectives that we focus on in managing our business include employee safety, talent acquisition and retention, employee engagement, development and training, diversity and inclusion, and compensation and pay equity. None of our employees is represented by a collective bargaining unit or is a party to a collective bargaining agreement. We believe that our relationship with our employees is good.

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The following description provides an overall view of our Company. Since we are a holding company, however, every statement may not be applicable to every subsidiary, particularly since some are located in foreign countries.

Employee Profile

As of December 31, 2024, we had 424 employees located in the U.S. and the U.K., of whom 15 were engaged in engineering and product development, 30 in sales and marketing, 328 in general operations and 51 in general administration and finance. All but 50 of these employees are employed on a full-time basis. None of our employees is currently represented by a trade union. We consider our relations with our employees to be good.

As of December 31, 2024, approximately 26% of our current workforce is female, 74% male, and our average tenure is 3.5 years, a decrease of 45% from an average tenure of 6.4 years as of December 31, 2023.

Talent

A core tenet of our talent system is to both develop talent from within and supplement with external hires. This approach has yielded loyalty and commitment in our employee base which in turn grows our business, our products, and our customers, while adding new employees and external ideas supports a continuous improvement mindset and our goals of a diverse and inclusive workforce.

We believe we materially comply with all applicable state, local and international laws governing nondiscrimination in employment in every location in which we operate. All applicants and employees are treated with the same high level of respect regardless of their gender, ethnicity, religion, national origin, age, marital status, political affiliation, sexual orientation, gender identity, disability or protected veteran status.

Employee Engagement and Development

Our employee engagement efforts include our frequent and transparent “all-hands” meetings and executive communications, through which we aim to keep our employees well-informed and to increase transparency. We believe in continual improvement and use employee feedback to drive and improve processes that support our customers and ensure a deep understanding of our employees’ needs. We plan to conduct annual confidential employee surveys as we believe that ongoing performance feedback encourages greater engagement in our business and improves individual performance. Our employees will participate in a 360-degree evaluation process to identify critical capabilities for development and establish new stretch goals.

Pay Equity

Our employee compensation strategy supports three primary objectives: attract and retain the best team members; reflect and reinforce our most important values; and align team member interests with stockholder interests in building enduring value. We believe people should be paid for what they do and how they do it, regardless of their gender, race or other personal characteristics. To deliver on that commitment, we benchmark and set pay ranges based on market data and consider factors such as an employee’s role and experience, the location of their job, and their performance. We also regularly review our compensation practices, both in terms of our overall workforce and individual employees, to ensure our pay is fair and equitable.

Total Rewards

As part of our compensation philosophy, we believe that we must offer and maintain market competitive total rewards programs for our employees in order to attract and retain superior talent. In addition to healthy base wages, additional programs include annual bonus opportunities, healthcare and insurance benefits, paid time off, family leave, family care resources and flexible work schedules. We established a Company matched 401(k) plan during 2021.

Health and Safety

The success of our business is fundamentally connected to the well-being of our people. Accordingly, we are committed to the health, safety and wellness of our employees. We provide our employees and their families with access to a variety of flexible and convenient health and welfare programs, including benefits that support their physical and mental health by providing tools and resources to help them improve or maintain their health status; and that offer choice where possible so they can customize their benefits to meet their needs and the needs of their families.

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ITEM 1A.	RISK FACTORS

An investment in our Class A common stock involves significant risks. You should carefully consider the following risks and all other information set forth in this Annual Report before deciding to invest in our Class A common stock. If any of the events or developments described below occurs, our business, financial condition and results of operations may suffer. In that case, the value of our Class A common stock may decline and you could lose all or part of your investment.

You should consider each of the following risk factors and any other information set forth in this Annual Report and the other reports filed by the Company with the SEC, including the Company’s financial statements and related notes, in evaluating the Company’s business and prospects. The risks and uncertainties described below are not the only ones that impact on the Company’s operations and business. Additional risks and uncertainties not presently known to the Company, or that the Company currently considers immaterial, may also impair its business or operations. If any of the following risks actually occurs, the Company’s business and financial condition, results or prospects could be harmed. Please also read carefully the section entitled “Cautionary Note About Forward-Looking Statements” at the beginning of this Annual Report.

Risks Related to Our Company

We have an evolving business model, which increases the complexity of our business.

Our business model has evolved in the past and continues to do so. In prior years we have added additional types of services and product offerings and in some cases, we have modified or discontinued those offerings. We intend to continue to try to offer additional types of products or services, and we do not know whether any of them will be successful. From time to time we have also modified aspects of our business model relating to our product mix. We do not know whether these or any other modifications will be successful. The additions and modifications to our business have increased the complexity of our business and placed significant strain on our management, personnel, operations, systems, technical performance, financial resources, and internal financial control and reporting functions. Future additions to or modifications of our business are likely to have similar effects. Further, any new business or website we launch that is not favorably received by the market could damage our reputation or our brand. The occurrence of any of the foregoing could have a material adverse effect on our business.

We are heavily dependent on our senior management, and a loss of a member of our senior management team could cause our stock price to suffer.

If we lose the services of Milton C. Ault, III, our Executive Chairman, William B. Horne, our Chief Executive Officer, Henry Nisser, our President and General Counsel, or Ken Cragun, our Chief Financial Officer and/or certain key employees, we may not be able to find appropriate replacements on a timely basis, and our business could be adversely affected. Our existing operations and continued future development depend to a significant extent upon the performance and active participation of these individuals and certain key employees. Although we have entered into employment agreements with Messrs. Ault, Horne and Nisser, and we may enter into employment agreements with additional key employees in the future, we cannot guarantee that we will be successful in retaining the services of these individuals. If we were to lose any of these individuals, we may not be able to find appropriate replacements on a timely basis and our financial condition and results of operations could be materially adversely affected.

We rely on highly skilled personnel and the continuing efforts of our executive officers and, if we are unable to retain, motivate or hire qualified personnel, our business may be severely disrupted.

Our performance largely depends on the talents, knowledge, skills, know-how and efforts of highly skilled individuals and in particular, the expertise held by our Executive Chairman, Milton C. Ault, III. His absence, were it to occur, would materially and adversely impact the development and implementation of our projects and businesses. Our future success depends on our continuing ability to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization. Our continued ability to compete effectively depends on our ability to attract, among others, new technology developers and to retain and motivate our existing contractors. If one or more of our executive officers are unable or unwilling to continue in their present positions, we may not be able to replace them readily, if at all. Therefore, our business may be severely disrupted, and we may incur additional expenses to recruit and retain new officers. In addition, if any of our executives joins a competitor or forms a competing company, we may lose some customers.

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We may not be able to utilize our net operating loss carryforwards.

As of December 31, 2024, we had federal and state net operating loss carryforwards (“NOLs”) for income tax purposes of approximately $134.4 million and $204.9 million, respectively, after application of the limitations set forth in Section 382 of the Internal Revenue Code. In accordance with Section 382, future utilization of our NOLs is subject to an annual limitation as a result of ownership changes that occurred previously. We also maintain NOLs in various foreign jurisdictions.

Risks Related to Our Indebtedness and Liquidity

We will need to raise additional capital to fund our operations in furtherance of our business plan.

Until we are profitable, we will need to quickly raise additional capital in order to fund our operations in furtherance of our business plan. The proposed financing may include shares of common stock, shares of preferred stock, warrants to purchase shares of common stock or preferred stock, debt securities, units consisting of the foregoing securities, equity investments from strategic development partners or some combination of each. Any additional equity financings may be financially dilutive to, and will be dilutive from an ownership perspective to, our stockholders, and such dilution may be significant based upon the size of such financing. Additionally, we cannot assure that such funding will be available on a timely basis, in needed quantities, or on terms favorable to us, if at all.

If we are unable to comply with the covenants or restrictions contained in the Loan Agreement with our senior secured lender, the lender could declare all amounts outstanding under the Loan Agreement to be due and payable and foreclose on its collateral, which could materially adversely affect our financial condition and operations.

As previously announced, on December 14, 2023, we, along with our wholly owned subsidiaries Sentinum, ACS, BNI Montana, Ault Lending, Ault Aviation and AGREE, entered into the Loan Agreement with institutional lenders, pursuant to which Ault & Company borrowed $36 million and issued Secured Notes to the lenders in the aggregate amount of $38.9 million. Pursuant to the Loan Agreement, we, and the other Guarantors, agreed to act as guarantors for repayment of the Secured Notes. In addition, certain Guarantors entered into various agreements as collateral in support of the guarantee of the Secured Notes, including (i) a security agreement by Sentinum, pursuant to which Sentinum granted to the Lenders a security interest in (a) the Miners, (b) all of the digital currency mined or otherwise generated from the Miners and (c) the membership interests of ACS, (ii) a security agreement by the Company, Ault Lending, BNI Montana and AGREE, pursuant to which those entities granted to the lenders a security interest in substantially all of their assets, as well as a pledge of equity interests in Ault Aviation, AGREE, Sentinum, Ault Energy, Eco Pack, and Circle 8 Holdco, (iii) a future advance mortgage by ACS on the Michigan Property, (iv) an aircraft mortgage and security agreement by Ault Aviation on the Aircraft, and (v) deposit account control agreements over certain bank accounts held by certain of our subsidiaries. The Loan Agreement has customary representations, warranties and covenants including restrictions on indebtedness, liens, restricted payments and dividends, investments, asset sales and similar covenants and contains customary events of default.

The covenants and other restrictions contained in the Loan Agreement and other current or future debt agreements could, among other things, restrict our ability to dispose of assets, incur additional indebtedness, pay dividends or make other restricted payments, create liens on assets, make investments, loans or advances, make acquisitions, engage in mergers or consolidations and engage in certain transactions with affiliates. These restrictions could limit our ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. In addition, substantially all of our borrowed money obligations are secured by certain of our assets.

A failure to comply with any restrictions or covenants in the Loan Agreement, or to make payments into the Segregated Account when due or make other payments we are obligated to make under Loan Agreement, could have serious consequences to our financial condition or result in a default under the Loan Agreement and under other agreements containing cross-default provisions. A default would permit lenders to accelerate the maturity of the debt under these debt agreements and to foreclose upon collateral securing the debt, among other remedies. Furthermore, an event of default or an acceleration under one of our debt agreements could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact our liquidity. Under these circumstances, we might not have sufficient funds or other resources to satisfy all of our obligations. We may not be granted waivers or other amendments to these debt agreements if for any reason we are unable to comply with these debt agreements, and we may not be able to restructure or refinance our debt on terms acceptable to us, or at all. Whether or not those kinds of actions are successful, we might seek protections of applicable bankruptcy laws. Additionally, all of our indebtedness is senior to the existing common stock in our capital structure. If we were to seek certain restructuring transactions, our creditors would experience better returns as compared to our equity holders. Any of these actions could have a material adverse effect on the value of our equity and on our business, financial performance, and liquidity.

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 To service any future indebtedness and other obligations, we will require a significant amount of cash.

Our ability to generate cash depends on many factors beyond our control, and any failure to meet our debt service obligations, of which we currently have very few but may in the future incur, including our obligations under our indebtedness or future outstanding shares of preferred stock, could harm our business, financial condition and results of operations. Our ability to make payments on and to refinance any indebtedness and outstanding preferred stock and to fund working capital needs and planned capital expenditures will depend on our ability to generate cash in the future. This, to a certain extent, is subject to general economic, financial, competitive, business, legislative, regulatory and other factors that are beyond our control.

If our business does not generate sufficient cash flow from operations or if future borrowings are not available to us in an amount sufficient to enable us and our subsidiaries to pay our indebtedness or make dividend payments with respect to our any shares of preferred stock that we may issue, or to fund our other liquidity needs, we may need to refinance all or a portion of our indebtedness or redeem the preferred stock, on or before the maturity thereof, sell assets, reduce or delay capital investments or seek to raise additional capital, any of which could have a material adverse effect on us.

In addition, we may not be able to effect any of these actions, if necessary, on commercially reasonable terms or at all. Our ability to restructure or refinance our indebtedness or redeem the preferred stock will depend on the condition of the capital markets and our financial condition at such time. Any refinancing of our debt or financings related to the redemption of any shares of preferred stock that we may issue could be at higher interest rates and may require us to comply with more onerous covenants, which could further restrict our business operations. The terms of future debt instruments or preferred stock may limit or prevent us from taking any of these actions. In addition, any failure to make scheduled payments of interest and principal on any future outstanding indebtedness or dividend payments on any shares of preferred stock that we may issue could harm our ability to incur additional indebtedness or otherwise raise capital on commercially reasonable terms or at all. Our inability to generate sufficient cash flow to satisfy any future debt service and other obligations, or to refinance or restructure our obligations on commercially reasonable terms or at all, would have an adverse effect, which could be material, on our business, financial condition and results of operations.

Risks Related to Circle 8

Circle 8 uses substantial leverage in its capital structure which could adversely affect its financial condition. Although Circle 8’s debt-to-EBITDA ratio is below the industry median, operational disruptions or economic shocks could hinder Circle 8’s ability to service its debt and impact its solvency. Additionally, the industry tends to heavily rely on debt to finance expansionary initiatives, whether through organic growth or acquisitions.

Circle 8 currently has a substantial amount of outstanding debt. As of December 31, 2024, it had total outstanding indebtedness of approximately $16.6 million, of which $13.1 million was borrowed from First Citizens Bank (“FCB”) in a senior secured asset-based revolving line of credit, $1.9 million consists of outstanding equipment notes with Manitowoc Finance (“MANF”) and SQN Capital Management, LLC (“SQN), $.9 million of outstanding vehicle notes with Ford Motor Credit (“FMC”) and a $.6 million short term unsecured note with Meridian Finance LLC. Circle 8 has the ability to increase the FCB loan by $7.4 million as of December 31, 2024. Circle 8 may further increase its debt balance where permitted by incumbent lenders for growth and expansionary purposes. Circle 8’s substantial indebtedness could have important consequences. For example, it may:

•	increase Circle 8’s vulnerability to general adverse economic, industry and competitive conditions;

•	require management to dedicate a substantial portion of Circle 8’s cash flow from operations to interest payments and principal repayment, thereby reducing the availability of cash flow to fund working capital, capital expenditures, acquisitions, dividend payments to its owners and other general corporate purposes;

•	limit Circle 8’s flexibility in planning for, or reacting to, changes in Circle 8’s specific business and the industry in which it operates;

•	place Circle 8 at a competitive disadvantage compared to its competitors that have less debt; and

•	limit Circle 8’s ability to obtain additional financing for working capital, capital expenditures, acquisitions or general corporate purposes.

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Circle 8 expects to use cash flow from operations and borrowings under the FCB commitment to meet current and future financial obligations, including funding operations, debt service and capital expenditures. Circle 8’s ability to make these payments depends on future operational performance, which will be affected by financial, business, economic and other factors, many of which Circle 8 cannot control. Circle 8’s business may not generate sufficient cash flow from operations in the future or be able to appropriately adjust operations to suit organic industry developments, which could result in Circle 8’s inability to service its debt obligations, or to fund other liquidity needs. If Circle 8 has insufficient capital to cover its debt obligations, it may be forced to reduce or delay ongoing or growth activities and capital expenditures, sell assets, obtain additional debt or dilutive equity capital or restructure or refinance all or a portion of its debt, including the incumbent FCB, MANF,SQN and FMC loans, and any other incremental loans, on or before maturity. There can be no assurance that Circle 8 will be able to accomplish any of these alternatives on terms acceptable to it or to us, if at all. In addition, the terms of existing or future indebtedness, including the agreements governing the incumbent loans, may limit Circle 8’s ability to pursue any other alternatives.

While Circle 8 has had an industry-leading safety record throughout its history, it operates in a potentially hazardous industry, and any safety incident could significantly impact its operations. A blemish on Circle 8’s safety record could lead to direct consequences such as fines, levies, and increased insurance premiums, as well as indirect consequences such as customers preferring competitors with better safety records.

The lifting solutions business is inherently risky, and accidents can occur due to a variety of factors, including negligence and unforeseeable events. Despite this, Circle 8 has maintained an industry-leading safety record and has not experienced any incidents that have significantly impacted its operations. While Circle 8 has a safety program in place, it cannot guarantee protection against unforeseeable events or “acts of God.” Any safety transgressions can have a material impact on sales and operating results, leading to fines and levies, and potentially causing customers to prefer competitors with better safety records. Therefore, Circle 8 places a great emphasis on maintaining its safety program and continually improving its practices to minimize the risk of incidents occurring.

The lifting solutions business is dependent on the domestic oil markets’ activity, oil pricing, construction and industrial activities, and the overall economic conditions. Any downturn in these areas could adversely affect the demand for lifting solutions, leading to decreased sales and lower lifting solutions prices, which may result in a decline in Circle 8’s revenues, gross margins and operating results.

Circle 8 primarily provides lifting solutions for the U.S. domestic oil market. As such, any downturn in the U.S. domestic oil market or the economy as a whole could result in reduced demand for its services or lower sales prices. Additionally, its business may face temporary or long-term negative impacts due to:

•	a reduction in extraction levels by customers due to increased costs and break-even oil price and lower levels of reserves due to depletion of existing reserves and resources;

•	exploration and drilling are capital intensive and results are uncertain, which may limit Circle 8’s current clients’ demand for Circle 8’s services and adversely affect its ability to generate new clients;

•	until it executes on its expansion program, dependence on a limited number of clients in a niche oil services market could make Circle 8 vulnerable compared to larger industry incumbents with greater client diversity;

•	unfavorable credit and equity markets affecting end-user access to capital or cost of capital, also potentially increasing the all-in cash costs and break-even oil prices may make operations of its current and future clients no longer economically viable;

•	adverse changes in federal, state, tribal and local government infrastructure spending;

•	an increase in the cost of consumables and construction materials related to oil extraction and infrastructure construction;

•	adverse weather conditions or natural disasters which may affect a particular region;

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•	a decrease in the level of exploration, development, production activity and capital spending by oil and natural gas companies;

•	an increase in inflationary pressure on materials and labor;

•	labor issues such as strikes or worker shortages;

•	a prolonged shutdown of the U.S. government;

•	an increase in interest rates;

•	supply chain disruptions;

•	changes in federal and state regulations related to climate change and greenhouse gas emissions may materially adversely impact Circle 8’s and/or its clients’ revenues, operating results and profitability;

•	public health crises and epidemics; or

•	terrorism or hostilities involving the United States and/or its allies.

Weakness or deterioration in the oil services industry, renewables infrastructure construction, plant turn-around and public and industrial infrastructure construction sectors caused by the above or other factors could have a material adverse effect on Circle 8’s financial position, results of operations and cash flows in the future and may also have a material adverse effect on residual values realized on the disposition of the existing and future rental fleet.

Circle 8’s business is highly reliant on the availability of specialized skilled labor, and this dependency is particularly pronounced given the current scarcity of domestic U.S. skilled labor. This scarcity is at an all-time high, which is further compounded as labor requirements to operate in Circle 8 ‘s business becomes even more specialized.

The lifting solutions business requires licensed operators to operate safely and within U.S. domestic regulatory requirements. It takes several months and material funding to be trained to become a licensed crane operator, making the availability of qualified labor scarce for the lifting solutions industry in general and specifically in remote locations in which Circle 8’s client set operates its oil services. Availability of labor may have a significant impact on Circle 8’s ability to service its current client set and to be able to execute on its expansion program.

Additionally, the training and licensing requirements for crane operators can vary by state and even by municipality, which can create further challenges for Circle 8 in sourcing and deploying qualified labor in different geographic locations. Moreover, the competitive labor market for skilled workers in the oil services industry could potentially drive-up labor costs for Circle 8, which would impact its profitability and competitiveness.

Circle 8’s business is, directly and indirectly, dependent on a functioning global supply chain system. The oil and steel markets are global, and many suppliers, vendors, OEM’s and parts manufacturers for Circle 8 and its clients’ industries are offshore.

The lifting solutions business success is heavily dependent on the availability and efficient conversion to elevated utilization rates of the lifting assets. These metrics can be fundamentally impacted by the functionality of the global supply chain, which plays several roles in the lifting solutions business. For example, supply chain disruptions could delay the delivery of critical parts and components needed for maintenance and repair of lifting assets, leading to longer downtime periods and reduced utilization rates.

In addition, fluctuations in commodity prices could impact the cost of raw materials needed to manufacture lifting assets, potentially affecting the company’s profitability. These fluctuations, among others, could impact the efficiency and profitability of Circle 8’s lifting solutions business and can be impacted by a variety of factors, including the following:

•	possible geopolitical unrest and conflict may impact ability to receive new parts or new cranes in a timely manner, if at all, to optimize utilization and ultimately, profitability;

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•	reliance on foreign suppliers for cranes and exposure to trade embargoes could impede its ability to procure necessary parts and equipment to execute its growth strategies and maintain its fleet;

•	inflationary pressures resulting from supply chain disruptions and labor shortages could make it difficult for Circle 8 to repair and replace its crane equipment at regular costs;

•	fuel price escalation could have a material impact on gross profit since it is typically approximately 7% of the operating cost structure in recent history;

•	oil market sanctions and political pressure on domestic production reduction may adversely impact Circle 8’s core clients and its revenues and profitability; or

•	steel market sanctions, trade embargoes and other supply chain shocks may adversely impact public and private infrastructure and renewables new construction and maintenance projects, ultimately slowing Circle 8’s strategic transition to diversify its end markets and client base.

Furthermore, as Circle 8 expands its operations, it may need to rely on suppliers and logistics partners in new geographic regions, which could expose the company to additional supply chain risks.

Circle 8’s reliance on a limited number of equipment manufacturers exposes the company to significant risks, as the termination or disruption of relationships with any of these manufacturers could adversely impact Circle 8’s ability to obtain equipment in a timely or adequate manner, potentially leading to operational disruptions and financial losses.

Circle 8 purchases most of its equipment from a leading, nationally recognized OEM. For the year ended December 31, 2024, the company acquired two new cranes pursuant to leases with an option to purchase. Prior thereto, it purchased 100% of its equipment from Manitowoc/Grove, one of the leading worldwide heavy equipment manufacturers. Utilizing one OEM reduces the number of parts and inventory items kept on hand resulting in savings, while still allowing for efficient and timely repairs and maintenance of Circle 8’s cranes. Circle 8 may diversify its equipment supplier options going forward to diversify its fleet somewhat. Utilizing a new OEM equipment manufacturer creates risk from requiring an increase in parts inventory and could have an adverse effect on the business, financial condition or results of operations if the new OEM were unable to supply Circle 8 in an adequate or timely manner.

Circle 8 faces risks related to heightened inflation, recession, financial and credit market disruptions and other economic conditions.

Circle 8’s financial results, operations and forecasts depend significantly on worldwide economic and geopolitical conditions, the demand for Circle 8’s products, and the financial condition of its customers and suppliers. Economic weakness and geopolitical uncertainty have in the past resulted, and may result in the future, in reduced demand for lifting solutions resulting in decreased sales, margins and earnings. In 2022 and 2023, the U.S. experienced significantly heightened inflationary pressures which have continued into 2025. It is difficult to fully mitigate the impact of inflation through price increases passed through to customers that are operating in commodity sector with global end market pricing mechanisms, productivity initiatives and cost savings, which could have an adverse effect on Circle 8’s financial results and position. In addition, if the U.S. economy enters a recession, Circle 8’s sales may decline, which could have an adverse effect on its overall business, operating results and financial condition. Similarly, disruptions in financial and/or credit markets may impact Circle 8’s ability to manage normal commercial relationships with its customers, suppliers and creditors. Further, in the event of a recession or threat of a recession, Circle 8’s customers and suppliers may suffer their own financial and economic challenges and as a result they may demand pricing accommodations, delay payment, or become insolvent, which could harm Circle 8’s ability to meet its customer demands or collect revenue or otherwise could harm the business and its ability to service incumbent loans, ultimately leading to possible insolvency. An economic or credit crisis could occur and impair credit availability and Circle 8’s ability to raise capital as required for ongoing working capital, maintenance capital and expansion capex. A disruption in the financial markets could impair Circle 8’s banking or other business partners, on whom it relies for access to capital. In addition, changes in tax or interest rates in the U.S. or other nations, whether due to recession, economic disruptions or other reasons, could have an adverse effect on Circle 8’s operating results. Economic weakness and geopolitical uncertainty may also lead to asset impairment, restructuring actions or adjust Circle 8’s operating strategy and reduce expenses in response to decreased sales or margins. Circle 8 may not be able to adequately adjust its cost structure in a timely fashion, which could have an adverse effect on its operating results and financial condition. Uncertainty about economic conditions may increase foreign currency volatility in markets in which it transacts business, which could have an adverse effect on Circle 8’s operating results.

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The inability to forecast trends accurately may have an adverse impact on Circle 8’s business and financial condition.

An economic downturn or economic uncertainty makes it difficult to forecast trends. For example, the economic uncertainty caused by COVID-19, and its impact on Circle 8’s operational and financial performance was highly dependent on the depth and duration of the pandemic, as well as the government-mandated restrictions on economic activity and government economic stimulus packages passed in response to the economic downturn. More recently, rising interest rates, higher than expected inflation, and several bank failures also underscore the potential impact of ongoing economic risks to Circle 8’s operations and financial performance. These factors can lead to increased borrowing costs, reduced consumer spending, and reduced access to credit, among other potential challenges.

This uncertainty makes it difficult to forecast Circle 8’s future operating performance, cash flows and financial position, which could have an adverse impact on its business and financial condition. Additionally, uncertainty regarding future oil and natural gas prices have negatively impacted the exploration, production and construction activity of Circle 8’s customers in those markets. Uncertainty regarding future lifting solutions demand could cause Circle 8 to maintain excess equipment inventory and increase its equipment inventory carrying costs, decrease utilization and cause a technical default in certain covenants. Alternatively, difficulty forecasting, in addition to labor shortages and supply chain disruptions could cause a shortage incremental rental equipment that could result in an inability to satisfy demand for Circle 8 service and a loss of market share.

Circle 8’s revenue and operating results may fluctuate, which could result in a decline in profitability and make it more difficult to grow the business.

Circle 8’s revenue and operating results have historically varied from month to month and quarter to quarter. Periods of decline could result in an overall decline in profitability and make it more difficult to adequately service indebtedness and grow the business using incremental leverage. It can be expected that Circle 8’s quarterly results will continue to fluctuate in the future due to a number of factors, including the following:

•	general economic conditions in the markets in which the company operates;

•	the cyclical nature of Circle 8’s customers’ business, particularly Circle 8’s oil services customer and prospective customers in the construction industry;

•	sales patterns in general in the construction industry, with sales activity tending to be lower in the winter months, which causes significant volatility in utilization;

•	changes in the size of Circle 8’s fleet due to rapid growth followed by a slow-down and Circle 8’s ability to service and maintain its fleet in a timely manner;

•	an overcapacity of fleet in the crane services industry;

•	severe weather and seismic conditions temporarily affecting the regions in which Circle 8 operates;

•	supply chain or other disruptions that impact its ability to obtain equipment and other supplies from key suppliers on acceptable terms or at all;

•	changes in corporate spending for plants and facilities or changes in government spending for infrastructure projects;

•	changes in interest rates and related changes in Circle 8’s interest expense and debt service obligations; or

•	the possible need, from time to time, to record impairment charges or other write-offs or charges due to a variety of occurrences, such as the impairment of assets, existing location divestitures, dislocation in the equity and/or credit markets, consolidations or closings, restructurings, or the refinancing of existing indebtedness.

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Circle 8 is subject to competition, which may have a material adverse effect on its business by reducing its ability to increase or maintain revenues or profitability.

The full-service crane services and lifting solutions industry is highly competitive and fragmented. Many of the markets in which Circle 8 operates are served by numerous competitors, ranging from global, national and multi-regional equipment rental companies to small, independent businesses with a limited number of locations. Circle 8 has historically competed on the basis of availability, quality, reliability, delivery and price. Some of Circle 8’s competitors have significantly greater financial, marketing and other resources than it does, and may be able to reduce rates. Circle 8 may encounter increased competition from existing competitors or new market entrants in the future, which could have a material adverse effect on its business, financial condition and results of operations.

The cost of new Circle 8 rental fleet units may increase and therefore may require a larger equity investment equipment. In some cases, it may not be possible to procure equipment on a timely basis due to supplier constraints, among other reasons.

The cost of new equipment from manufacturers of Circle 8 fleet may increase because of increased raw material costs, including increases in the cost of steel, which is a primary material used in almost all of the equipment Circle 8 uses, labor shortages, supply chain disruptions or due to increased regulatory requirements, such as those related to emissions. In addition, in an effort to combat climate change, Circle 8’s customers may require Circle 8’s fleet to meet certain standards which may not be able to be met without capital intensive and time-consuming fleet unit retrofits or ultimately cost prohibitive replacements. If such retrofits or replacements cannot be achieved in a timely manner, or at all, Circle 8’s sales, financial results and financial position would be materially adversely impacted. These increases could materially impact Circle 8’s financial condition or results of operations in future periods if Circle 8 is not able to pass such cost increases through to its customers.

Circle 8’s fleet is subject to residual value risk upon disposition.

The market value of any given piece of equipment could be less than its depreciated value at the time it is sold. The market value of used rental equipment depends on several factors, including:

•	general economic conditions in the markets in which the company operates;

•	wear and tear on the equipment relative to its age;

•	the time of year that it is sold (prices are generally higher during the busy season);

•	worldwide and domestic demands for used equipment;

•	the supply of used equipment on the market; and

•	general economic conditions.

Circle 8 typically includes in operating income the difference between the sales price and the depreciated value of an item of equipment sold. In the year ended December 31, 2023, Circle 8 sold used equipment from its rental fleet, reducing the total number of cranes from 75 to 55, with the average selling price exceeding the net orderly liquidation value. However, in 2024, Circle 8 slightly increased its fleet size by adding two additional cranes, bringing the total to 57 cranes. While recent equipment sales have remained favorable, there can be no assurance that used equipment selling prices will not decline in the future. Any significant downturn in the market for used equipment could have a material adverse effect on Circle 8’s business, financial condition, results of operations, or cash flows.

As Circle 8’s rental fleet ages, its operating costs may increase, it may be unable to pass along such costs to customers, and earnings may decrease. The costs of new fleet units may increase, requiring Circle 8 to spend more for replacement equipment or preventing it from procuring equipment on a timely basis.

If Circle 8’s rental equipment ages, the costs of maintaining such equipment, if not replaced within a certain period of time, will likely increase. The costs of maintenance may materially increase in the future and could lead to material adverse effects on Circle 8’s results of operations. The cost of new equipment for use in Circle 8’s rental fleet could also increase due to increased material costs for its suppliers (including tariffs on raw materials) or other factors beyond Circle 8’s control. Such increases could materially adversely impact Circle 8’s financial condition and results of operations in future periods. Furthermore, changes in customer demand could cause certain of Circle 8’s existing equipment to become obsolete and require Circle 8 to purchase new equipment at increased costs.

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Labor disputes could disrupt Circle 8’s ability to serve its customers and/or lead to higher labor costs.

As of December 31, 2024, Circle 8 had approximately 132 employees in Texas, Louisiana and Oklahoma, none of whom is unionized. While Circle 8 has no current plans to unionize any of its locations, it recognizes the possibility of a branch or group of branches in a state becoming unionized against Circle 8’s wishes in the future. However, Circle 8 is committed to maintaining positive and productive relationships with its employees without union influence, prioritizing open communication and collaboration to address any concerns and ensure a positive work environment.

Any Circle 8 employee’s union organizing efforts or collective bargaining negotiations could potentially lead to work stoppages and/or slowdowns or strikes by certain Circle 8 employees, which could adversely affect its ability to serve its customers.

Climate change, climate change regulations and greenhouse effects may materially adversely impact Circle 8 operations and markets.

Climate change and its association with greenhouse gas emissions is receiving increased attention from the scientific and political communities. The U.S. federal government, certain U.S. states and certain other countries and regions have adopted or are considering legislation or regulation imposing overall caps or taxes on greenhouse gas emissions from certain sectors or facility categories. Such new laws or regulations, or stricter enforcement of existing laws and regulations, could increase the costs of operating Circle 8’s businesses, reduce the demand for its products and services and impact the prices charged to customers, any or all of which could adversely affect Circle 8’s results of operations. Failure to comply with any legislation or regulations could potentially result in substantial fines, criminal sanctions or operational changes. Moreover, even without such legislation or regulation, the perspectives of Circle 8’s customers, employees and other stakeholders regarding climate change are continuing to evolve, and increased awareness of, or any adverse publicity regarding, the effects of greenhouse gases could harm Circle 8’s reputation or reduce customer demand for Circle 8’s products and services. Additionally, as severe weather events become increasingly common, Circle 8’s and its customers’ operations may be disrupted, which could result in increased operational costs or reduced demand for its products and services, which could have an adverse effect on Circle 8’s results of operations. In addition, climate change may also reduce the availability or increase the cost of insurance for weather-related events and may impact the global economy, including as a result of disruptions to supply chains. Circle 8 anticipates that climate change-related risks will increase over time.

Risks Related to Our Bitcoin Operations

Risks Related to Our Bitcoin Operations – General

Acceptance and/or widespread use of Bitcoin is uncertain.

Currently, there is a limited use of any Bitcoin in the retail and commercial marketplace, thus contributing to price volatility that could adversely affect an investment in our securities. Banks and other established financial institutions may refuse to process funds for Bitcoin transactions or process wire transfers to or from Bitcoin exchanges, Bitcoin-related companies or service providers, which we have experienced, or maintain accounts for persons or entities transacting in Bitcoin. Conversely, a significant portion of Bitcoin demand is generated by investors seeking a long-term store of value or speculators seeking to profit from the short- or long-term holding of the asset. Price volatility undermines Bitcoin’s role as a medium of exchange, as retailers are much less likely to accept it as a form of payment. Market capitalization for a Bitcoin as a medium of exchange and payment method may always be low.

The relative lack of acceptance of Bitcoins in the retail and commercial marketplace, or a reduction of such use, limits the ability of end users to use them to pay for goods and services. Such lack of acceptance or decline in acceptances could have a material adverse effect on our ability to continue as a going concern or to pursue our business strategy at all, which could have a material adverse effect on our business, prospects or operations and potentially the value of Bitcoins we mine or otherwise acquire or hold for our own account.

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The development and acceptance of cryptographic and algorithmic protocols governing the issuance of and transactions in cryptocurrencies is subject to a variety of special economic, geopolitical and regulatory factors, which could slow the growth of the industry in general and our company as a result.

The use of cryptocurrencies, including Bitcoin, to, among other things, buy and sell goods and services and complete transactions, is part of a new and rapidly evolving industry that employs cryptocurrency assets based upon a computer-generated mathematical and/or cryptographic protocol. Large-scale acceptance of cryptocurrencies as a means of payment has not, and may never, occur. The growth of this industry in general, and the use of Bitcoin in particular, is subject to a high degree of uncertainty, and the slowing or stopping of the development or acceptance of developing protocols may occur unpredictably. The factors include, but are not limited to:

•	the progress of worldwide growth in the adoption and use of Bitcoin and other cryptocurrencies as a medium of exchange;

•	the experience of businesses in using Bitcoin;

•	the impact from prominent business leaders in criticizing Bitcoin’s potential harm to the environment and the effect of announcements critical of Bitcoin, such as those made by Elon Musk of Tesla;

•	governmental and organizational regulation of Bitcoin and other cryptocurrencies and their use, or restrictions on or regulation of access to and operation of the network or similar cryptocurrency systems (such as the 2021 ban in China);

•	changes in consumer demographics and public tastes and preferences, including as may result from coverage of Bitcoin or other cryptocurrencies by journalists and other sources of information and media;

•	the maintenance and development of the open-source software protocol of the network;

•	the increased consolidation of contributors to the Bitcoin blockchain through mining pools and scaling of mining equipment by well-capitalized market participants;

•	the availability and popularity of other forms or methods of buying and selling goods and services, including new means of using fiat currencies;

•	the use of the networks supporting Bitcoin or other cryptocurrencies for developing smart contracts and distributed applications;

•	general economic conditions and the regulatory environment relating to Bitcoin and other cryptocurrencies;

•	the impact of regulators focusing on cryptocurrencies and the costs, financial and otherwise, associated with such regulatory oversight; and

•	a decline in the popularity or acceptance of Bitcoin could adversely affect an investment in us.

The outcome of these factors could have negative effects on our ability to continue as a going concern or to pursue our business strategy, which could have a material adverse effect on our business, prospects or operations as well as potentially negative effects on the value of any Bitcoin or other cryptocurrencies we mine or otherwise acquire, which would harm investors in our securities. If Bitcoin does not increase its market acceptance as a mechanism to buy and sell goods and services or accrete in value over time, our prospects and your investment in us would diminish.

Political or economic crises may motivate large-scale sales of cryptocurrencies, which could result in a reduction in values of cryptocurrencies such as Bitcoin and adversely affect an investment in us.

Geopolitical crises, in particular major ones such as Russia’s invasion of Ukraine and the conflict between Israel and Hamas as well as its supporters, may motivate large-scale purchases of Bitcoin and other cryptocurrencies, which could increase the price of Bitcoin and other cryptocurrencies rapidly. This may increase the likelihood of a subsequent price decrease as crisis-driven purchasing behavior dissipates, adversely affecting the value of our Bitcoin following such downward adjustment. Such risks are similar to the risks of purchasing commodities in general uncertain times, such as the risk of purchasing, holding or selling gold. Alternatively, as an emerging asset class with limited acceptance as a payment system or commodity, global crises and general economic downturn may discourage investment in cryptocurrencies as investors focus their investment on less volatile asset classes as a means of hedging their investment risk.

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As an alternative to fiat currencies that are backed by central governments, cryptocurrencies, which are relatively new, are subject to supply and demand forces. How such supply and demand will be impacted by geopolitical events is largely uncertain but could be harmful to us and investors in our Class A common stock. Political or economic crises may motivate large-scale acquisitions or sales of cryptocurrencies either globally or locally. Such events could have a material adverse effect on our ability to continue as a going concern or to pursue our new strategy at all, which could have a material adverse effect on our business, prospects or operations and potentially the value of any Bitcoin or any other cryptocurrencies we mine or otherwise acquire or hold for our own account.

Negative media attention and public perception surrounding energy consumption by cryptocurrency mining may adversely affect our reputation and, consequently, our stock price; particularly in the eyes of some of our investors who may be more interested in our non-crypto operations as a holding company.

Cryptocurrency mining has experienced negative media attention surrounding its perceived high electricity use and environmental impact, which has adversely influenced public perception of the industry as a whole. We believe these factors are overstated for the cryptocurrency mining industry because of the informational disparity between cryptocurrency mining and other energy intensive industries. Cryptocurrency miners (particularly Bitcoin miners) have freely and publicly disclosed their energy consumption statistics because electricity usage, and the associated utility fees, is a cost of production. As increasing numbers of publicly traded cryptocurrency miners enter the market, more data, reliably disclosed in compliance with generally accepted accounting principles in the United States of America (“GAAP”), has become available; however, such data has not been made as readily available for competitive payment systems and fiat currencies.

Nevertheless, this negative media attention and public perception may materially and adversely affect our reputation and, consequently, our stock price, particularly in the eyes of our investors who are more interested in our non-crypto operations as a holding company. As a single company within the broader cryptocurrency industry, we are likely incapable of effectively countering this negative media attention and affecting public perception. Therefore, we may not be able to adequately respond to these external pressures, which may cause a significant decline in the price of our Class A common stock.

Banks and financial institutions may not provide banking services, or may cut off services, to businesses like us that engage in cryptocurrency-related activities.

A number of companies that engage in Bitcoin and/or other cryptocurrency-related activities have been unable to find banks or financial institutions that are willing to provide them with bank accounts and other services. Similarly, a number of companies and individuals or businesses associated with cryptocurrencies may have had and may continue to have their existing bank accounts closed or services discontinued with financial institutions in response to government action. The difficulty that many businesses that provide Bitcoin and/or derivatives on other cryptocurrency-related activities have and may continue to have in finding banks and financial institutions willing to provide them services may be decreasing the usefulness of cryptocurrencies as a payment system and harming public perception of cryptocurrencies, and could decrease their usefulness and harm their public perception in the future.

The usefulness of cryptocurrencies as a payment system and the public perception of cryptocurrencies could be damaged if banks or financial institutions were to close the accounts of businesses engaging in Bitcoin and/or other cryptocurrency-related activities. This could occur as a result of compliance risk, cost, government regulation or public pressure. The risk applies to securities firms, clearance and settlement firms, national securities exchanges and derivatives on commodities exchanges, the over-the-counter market, and the Depository Trust Company (“DTC”), which, if any of such entities adopts or implements similar policies, rules or regulations, could negatively affect our relationships with financial institutions and impede our ability to convert cryptocurrencies to fiat currencies. Such factors could have a material adverse effect on our ability to continue as a going concern or to monetize our mining efforts, which could have a material adverse effect on our business, prospects or operations and harm investors.

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The price of cryptocurrencies may be affected by the sale of such cryptocurrencies by other vehicles investing in cryptocurrencies or tracking cryptocurrency markets. Such events could have a material adverse effect on our business, prospects or operations and potentially the value of any Bitcoin we mine.

The global market for cryptocurrency is characterized by supply constraints that differ from those present in the markets for commodities or other assets such as gold and silver. The mathematical protocols under which certain cryptocurrencies are mined permit the creation of a limited, predetermined amount of digital currency, while others have no limit established on total supply. Increased numbers of miners and deployed mining power globally will likely continue to increase the available supply of Bitcoin and other cryptocurrencies, which may depress their market price. Further, large “block sales” involving significant numbers of Bitcoin following appreciation in the market price of Bitcoin may also increase the supply of Bitcoin available on the market, which, without a corresponding increase in customer demand, may cause its price to fall. Currently, the loss of customer demand is also accentuated by disruptions in the crypto assets market. Additionally, to the extent that other vehicles investing in cryptocurrencies or tracking cryptocurrency markets form and come to represent a significant proportion of the customer demand for cryptocurrencies, including the recent approval of Bitcoin exchange traded funds, large redemptions of the securities of those vehicles and the subsequent sale of cryptocurrencies by such vehicles could negatively affect cryptocurrency prices and therefore affect the value of the cryptocurrency inventory we hold. Such events could have a material adverse effect on our business, prospects or operations and potentially the value of any Bitcoin.

Risks Related to Our Bitcoin Operations – Operational and Financial

Risk related to technological advancements and obsolescence of current bitcoin mining equipment.

Our operations are exposed to the risk of rapid technological advancements in the development and production of Bitcoin mining equipment, which could render our existing mining infrastructure obsolete and adversely impact our financial performance.

The Bitcoin mining industry is characterized by rapid technological change, with companies continually developing and deploying new mining equipment and techniques to enhance computational efficiency and reduce energy consumption. These advancements may outpace our ability to adapt, maintain, and upgrade our mining equipment, thereby negatively affecting our competitive position and operational efficiency. As a result, we may be required to make significant capital investments to acquire and implement new technology to maintain our competitiveness.

If we are unable to anticipate or adapt to such advancements, or if we fail to allocate our resources efficiently, we may be forced to rely on outdated equipment that becomes increasingly inefficient and expensive to maintain. Moreover, the emergence of more advanced mining technologies could lead to an increase in the overall mining difficulty, further reducing the effectiveness of our existing equipment and diminishing our mining rewards.

Additionally, there is a risk that our competitors, who may have greater financial resources and flexibility, will be better positioned to adopt emerging technologies and gain a competitive advantage. This could result in a decline in our market share, revenue, and profitability.

Inability to manage these risks could have a material adverse effect on our business, financial condition, and operating results.

Our future success will depend in part upon the value of Bitcoin. The value of Bitcoin may be subject to pricing risk and has historically been subject to wide swings.

Our operating results from this sector will depend in part upon the value of Bitcoin because it is the sole digital asset we currently mine. Specifically, our revenues from our Bitcoin mining operations are principally based upon two factors: the number of Bitcoin rewards we successfully mine and the value of Bitcoin. We also receive transaction fees paid in Bitcoin by participants who initiated transactions associated with new blocks that we mine. Our strategy currently focuses primarily on Bitcoin (as opposed to other digital assets). Further, our miners are principally utilized for mining Bitcoin and cannot mine other digital assets that are not mined utilizing the “SHA-256 algorithm.” If other digital assets were to achieve acceptance at the expense of Bitcoin, causing the value of Bitcoin to decline, or if Bitcoin were to switch its proof of work algorithm from SHA-256 to another algorithm for which our miners are not specialized, or the value of Bitcoin were to decline for other reasons, particularly if such decline were significant or over an extended period of time, our operating results would be adversely affected, and there could be a material adverse effect on our ability to continue as a going concern or to pursue our business strategy at all, which could have a material adverse effect on our business, prospects or operations, and harm investors.

Bitcoin and other cryptocurrency market prices, which have historically been volatile and are impacted by a variety of factors are determined primarily using data from various exchanges, over-the-counter markets and derivative platforms. Such prices may be subject to factors such as those that impact commodities, more so than business activities, which could be subject to additional influence from fraudulent or illegitimate actors, real or perceived scarcity, and political, economic, regulatory or other conditions. Pricing may be the result of, and may continue to result in, speculation regarding future appreciation in the value of digital assets, or our share price, inflating and making their market prices more volatile or creating “bubble” type risks for both Bitcoin and our shares of Class A common stock.

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We may be unable to raise additional capital needed to grow our data center hosting business.

We have operated and expect to continue to operate at a loss as we continue to establish our business model and as Bitcoin prices continue to experience significant volatility. In addition, we expect to need to raise additional capital to fund our working capital requirements, expand our operations, pursue our growth strategy and to respond to competitive pressures or working capital requirements. Specifically, the expansion of our Michigan Property to potentially 340 MWs of power will require significant capital. We may not be able to obtain additional debt or equity financing on favorable terms, if at all, which could impair our growth and adversely affect our existing operations. The global economy, including credit and financial markets, has recently experienced extreme volatility and disruptions, including diminished credit availability, rising interest and inflation rates, declines in consumer confidence, declines in economic growth, increases in unemployment rates and uncertainty about economic stability. Such macroeconomic conditions could also make it more difficult for us to incur additional debt or obtain equity financing. If we raise additional equity financing, our stockholders may experience significant dilution of their ownership interests, and the per share value of our Class A common stock could decline. Further, if we engage in additional debt financing, the holders of debt likely would have priority over the holders of our Class A common stock on order of payment preference. We may be required to accept terms that restrict our ability to incur additional indebtedness, take other actions including accepting terms that require us to maintain specified liquidity or other ratios that could otherwise not be in the interests of our stockholders. Increased credit pressures on the cryptocurrency industry, such as banks, investors and other companies reducing or eliminating their exposure to the cryptocurrency industry through lending, have had and may continue to have a material impact on our business. In light of conditions impacting our industry, it may be more difficult for us to obtain equity or debt financing in the future.

The emergence of competing blockchain platforms or technologies may harm our business as presently conducted by preventing us from realizing the anticipated profits from our investments and forcing us to expend additional capital in an effort to adapt.

If blockchain platforms or technologies which compete with Bitcoin and its blockchain, including competing cryptocurrencies which our miners may not be able to mine, such as cryptocurrencies being developed or that may be developed by popular social media platforms, online retailers, or government sponsored cryptocurrencies, consumers may use such alternative platforms or technologies. If that were to occur, we would face difficulty adapting to such emergent digital ledgers, blockchains, or alternative platforms, cryptocurrencies or other digital assets. This may adversely affect us by preventing us from realizing the anticipated profits from our investments and forcing us to expend additional capital in an effort to adapt. Further, to the extent we cannot adapt, be it due to our specialized miners or otherwise, we could be forced to cease our mining or other cryptocurrency-related operations. Such circumstances would have a material adverse effect on our business, and in turn your investment in our securities.

We rely on one or more third parties for depositing, storing and withdrawing the Bitcoin we receive, which could result in a loss of assets, disputes and other liabilities or risks which could adversely impact our business.

We currently use a custodial wallet to store the Bitcoin we receive. In order to own, transfer and use Bitcoin on the blockchain network, we must have a private and public key pair associated with a network address, commonly referred to as a “wallet.” Each wallet is associated with a unique “public key” and “private key” pair, each of which is a string of alphanumerical characters. To deposit Bitcoin into our digital wallet, we must direct the transaction to the public key of a wallet that our Gemini custodial account controls and provides to us, and broadcast the deposit transaction onto the underlying blockchain network. To withdraw Bitcoin from our custodial account, an assigned account representative must initiate the transaction from our custodial account, then an approver must approve the transaction. Once the custodian has verified that the request is valid and who the recipient is through Know Your Customer/Anti-Money Laundering protocols, the custodian then “signs” a transaction authorizing the transfer. In addition, some cryptocurrency networks require additional information to be provided in connection with any transfer of cryptocurrency such as Bitcoin.

A number of errors or other adverse events can occur in the process of depositing, storing or withdrawing Bitcoin into or from our custodial account, such as typos, mistakes or the failure to include the information required by the blockchain network. For instance, a user may incorrectly enter our wallet’s public key or the desired recipient’s public key when depositing and withdrawing Bitcoin. Additionally, our reliance on third parties such as Gemini and the maintenance of keys to access and utilize our digital wallet will expose us to enhanced cybersecurity risks from unauthorized third parties employing illicit operations such as hacking, phishing and social engineering, notwithstanding the security systems and safeguards employed by us and others. Cyberattacks upon systems across a variety of industries, including the cryptocurrency industry, are increasing in frequency, persistence and sophistication and, in many cases, are being conducted by sophisticated, well-funded, and organized groups and individuals. For example, attacks may be designed to deceive employees and service providers into releasing control of the systems on which we depend to a hacker, while others may aim to introduce computer viruses or malware into such systems with a view to stealing confidential or proprietary data. These attacks may occur on our digital wallet or the systems of our third-party service providers or partners, which could result in asset losses and other adverse consequences. Insurance held by third parties may not cover related losses. Alternatively, we may inadvertently transfer Bitcoin to a wallet address that we do not own, control or hold the private keys to. In addition, a Bitcoin wallet address can only be used to send and receive Bitcoin, and if the Bitcoin is inadvertently sent to an Ethereum or other cryptocurrency wallet address, or if any of the foregoing errors occur, all of the Bitcoin will be permanently and irretrievably lost with no means of recovery. Such incidents could result in asset loss or disputes, any of which could materially and adversely affect our business.

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If a malicious actor or botnet obtains control of more than 50% of the processing power on a cryptocurrency network, such actor or botnet could manipulate blockchains to adversely affect us, which would adversely affect an investment in our company and our ability to operate.

If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains a majority of the processing power dedicated to mining a cryptocurrency, it may be able to alter blockchains on which transactions of cryptocurrency reside and rely by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions, though it could not generate new units or transactions using such control. The malicious actor could “double-spend” its own cryptocurrency (i.e., spend the same Bitcoin in more than one transaction) and prevent the confirmation of other users’ transactions for as long as it maintained control. To the extent that such malicious actor or botnet does not yield its control of the processing power on the network or the cryptocurrency community does not reject the fraudulent blocks as malicious, reversing any changes made to blockchains may not be possible. The foregoing description is not the only means by which the entirety of blockchains or cryptocurrencies may be compromised but is only an example.

Although we are unaware of any reports of malicious activity or control of blockchains achieved through controlling over 50% of the processing power on the network, it is believed that certain mining pools may have exceeded the 50% threshold in Bitcoin. The possible crossing of the 50% threshold indicates a greater risk that a single mining pool could exert authority over the validation of Bitcoin transactions. To the extent that the Bitcoin community, and the administrators of mining pools, do not act to ensure greater decentralization of Bitcoin mining processing power, the feasibility of a botnet or malicious actor obtaining control of the blockchain’s processing power will increase, because such botnet or malicious actor could more readily infiltrate and seize control over the blockchain by compromising a single mining pool, if the mining pool compromises more than 50% of the mining power on the blockchain, than it could if the mining pool had a smaller share of the blockchain’s total hashing power. Conversely, if the blockchain remains decentralized it is inherently more difficult for the botnet or malicious actor to aggregate enough processing power to gain control of the blockchain. If this were to occur, the public may lose confidence in the Bitcoin blockchain, and blockchain technology more generally. This would likely have a material and adverse effect on the price of Bitcoin, which could have a material adverse effect on our business, financial results and operations, and harm investors.

Our reliance on a third-party mining pool service provider for our mining revenue payouts may have a negative impact on our operations such as a result of cyber-attacks against the mining pool operator and/or our limited recourse against the mining pool operator with respect to rewards paid to us.

We receive crypto asset mining rewards from our mining activity through a third-party mining pool operator. Mining pools allow miners to combine their processing power, increasing their chances of solving a block and getting paid by the network. The rewards are distributed by the pool operator, proportionally to our contribution to the pool’s overall mining power, used to generate each block. Should the pool operator’s system suffer downtime due to a cyber-attack, software malfunction or other similar issues, it will negatively impact our ability to mine and receive revenue. Furthermore, we are dependent on the accuracy of the mining pool operator’s record keeping to accurately record the total processing power provided to the pool for a given Bitcoin mining application in order to assess the proportion of that total processing power we provided.

While we have internal methods of tracking both our power provided and the total used by the pool, the mining pool operator uses its own recordkeeping to determine our proportion of a given reward. We have little means of recourse against the mining pool operator if we determine the proportion of the reward paid out to us by the mining pool operator is incorrect, other than leaving the pool. If we are unable to consistently obtain accurate proportionate rewards from our mining pool operators, we may experience reduced reward for our efforts, which would have an adverse effect on our business and operations.

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Bitcoin may have concentrated ownership and large sales or distributions by holders of Bitcoin assets could have an adverse effect on the market price of Bitcoin.

As of April 9, 2025, the largest 93 and 2,094 Bitcoin wallets held approximately 15% and 38%, respectively, of the Bitcoin in circulation. Moreover, it is possible that other persons or entities control multiple wallets that collectively hold a significant number of Bitcoins, even if they individually only hold a small amount, and it is possible that some of these wallets are controlled by the same person or entity. As a result of this concentration of ownership, large sales or distributions by such holders could have an adverse effect on the market price of Bitcoin.

Risks Related to Our Bitcoin Operations – Legal and Regulatory

We are subject to a highly evolving regulatory landscape and any adverse changes to, or our failure to comply with, any laws and regulations could adversely affect our business, prospects or operations.

Our business is subject to extensive laws, rules, regulations, policies and legal and regulatory guidance, including those governing securities, commodities, crypto asset custody, exchange and transfer, data governance, data protection, cybersecurity and tax. Many of these legal and regulatory regimes were adopted prior to the advent of the Internet, mobile technologies, crypto assets and related technologies. As a result, they do not contemplate or address unique issues associated with the crypto economy, are subject to significant uncertainty, and vary widely across U.S. federal, state and local and international jurisdictions. These legal and regulatory regimes, including the laws, rules and regulations thereunder, evolve frequently and may be modified, interpreted and applied in an inconsistent manner from one jurisdiction to another, and may conflict with one another. Moreover, the complexity and evolving nature of our business and the significant uncertainty surrounding the regulation of the crypto economy requires us to exercise our judgement as to whether certain laws, rules and regulations apply to us, and it is possible that governmental bodies and regulators may disagree with our conclusions. To the extent we have not complied with such laws, rules and regulations, we could be subject to significant fines and other regulatory consequences, which could adversely affect our business, prospects or operations. As Bitcoin has grown in popularity and in market size, the Federal Reserve Board, U.S. Congress and certain U.S. agencies (e.g., the CFTC, SEC, FinCEN and the FBI) have begun to examine the operations of the Bitcoin network, Bitcoin users and the Bitcoin exchange market. Regulatory developments and/or our business activities may require us to comply with certain regulatory regimes. For example, to the extent that our activities cause us to be deemed a money service business under the regulations promulgated by FinCEN under the authority of the BSA, we may be required to comply with FinCEN regulations, including those that would mandate us to implement certain anti-money laundering programs, make certain reports to FinCEN and maintain certain records.

On November 23, 2022, the governor of New York signed into law a two-year moratorium on new or renewed permits for certain electricity-generating facilities that use fossil fuel and provide energy for proof-of-work digital asset mining operations. While this action does not directly impact our current operations, as our power generation plans are currently located in Michigan and we have no plans to establish any facilities in New York, it may be the beginning of a new wave of climate change regulations aimed at preventing or reducing the growth of Bitcoin mining in jurisdictions in the United States, including potentially jurisdictions in which we now operate or may in the future operate. The above-described developments could also demonstrate the beginning of a regional or global regulatory trend in response to environmental and energy preservation or other concerns surrounding crypto assets, and similar action in a jurisdiction in which we operate or in general could have a devastating effect on our operations. If further regulation follows, it is possible that the Bitcoin mining industry may not be able to adjust to a sudden and dramatic overhaul to our ability to deploy energy towards the operation of mining equipment. We are not currently aware of any legislation in Michigan being a near-term possibility. If further regulatory action is taken by various governmental entities, our business may suffer and investors in our securities may lose part or all of their investment.

We cannot quantify the effects of this regulatory action on our industry as a whole. If further regulation follows, it is possible that our industry may not be able to cope with the sudden and extreme loss of mining power. Because we are unable to influence or predict future regulatory actions taken by governments in China, the United States, or elsewhere, we may have little opportunity or ability to respond to rapidly evolving regulatory positions which may have a materially adverse effect on our industry and, therefore, our business and results of operations.

Ongoing and future regulatory actions may impact our ability to continue to operate, and such actions could affect our ability to continue as a going concern or to pursue our strategy at all, which could have a material adverse effect on our business, prospects or operations.

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A particular digital asset’s status as a “security” in any relevant jurisdiction is subject to a high degree of uncertainty and if a regulator disagrees with our characterization of a digital asset, we may be subject to regulatory scrutiny, investigations, fines, and penalties, which may adversely affect our business, operating results and financial condition. Furthermore, a determination that Bitcoin or any other digital asset that we own or mine is a “security” may adversely affect the value of Bitcoin and our business.

The SEC and its staff have taken the position that certain digital assets fall within the definition of a “security” under the U.S. federal securities laws. The legal test for determining whether any given digital asset is a security, as described below, is a highly complex, fact-driven analysis that may evolve over time, and the outcome is difficult to predict. Our determination that the digital assets we hold are not securities is a risk-based assessment and not a legal standard or one binding on regulators. The SEC generally does not provide advance guidance or confirmation on the status of any particular digital asset as a security. Furthermore, the SEC’s views in this area have evolved over time and it is difficult to predict the direction or timing of any continuing evolution. It is also possible that a change in the governing administration or the appointment of new SEC commissioners could substantially impact the views of the SEC and its staff. Public statements made by senior officials at the SEC indicate that the SEC does not intend to take the position that Bitcoin is a security (as currently offered and sold). However, such statements are not official policy statements by the SEC and reflect only the speakers’ views, which are not binding on the SEC or any other agency or court and cannot be generalized to any other digital asset. As of the date of this Annual Report, with the exception of certain centrally issued digital assets that have received “no-action” letters from the SEC staff, Bitcoin and Ethereum are the only digital assets which senior officials at the SEC have publicly stated are unlikely to be considered securities. As a Bitcoin mining company, we do not believe we are an issuer of any “securities” as defined under the federal securities laws. Our internal process for determining whether the digital assets we hold or plan to hold is based upon the public statements of the SEC and existing case law. The digital assets we hold or plan to hold, other than Bitcoin (if any), may have been created by an issuer as an investment contract under the Howey test, SEC v. Howey Co., 328 U.S. 293 (1946), and may be deemed to be securities by the SEC. However, the Company was not the issuer that created these digital assets and is holding them on an interim basis until liquidated. Should the SEC state that Bitcoin should be deemed to be a security, we may no longer be able to hold any Bitcoin. It will then likely become difficult or impossible for such digital asset to be traded, cleared or custodied in the United States through the same channels used by non-security digital assets, which in addition to materially and adversely affecting the trading value of the digital asset is likely to cause substantial volatility and significantly impact its liquidity and market participants’ ability to convert the digital asset into U.S. dollars. Our inability to exchange Bitcoin for fiat or other digital assets (and vice versa) to administer our treasury management objectives may decrease our earnings potential and have an adverse impact on our business and financial condition.

Under the Investment Company Act, a company may fall within the definition of an investment company under section 3(c)(1)(A) thereof if it is or holds itself out as being engaged primarily, or proposes to engage primarily in the business of investing, reinvesting or trading in securities, or under section 3(a)(1)(C) thereof if it is engaged or proposes to engage in business of investing, reinvesting, owning, holding, or trading in securities, and owns or proposes to acquire “investment securities” (as defined therein) having a value exceeding 40% of its total assets (exclusive of government securities and cash items) on an unconsolidated basis. There is no authoritative law, rule or binding guidance published by the SEC regarding the status of digital assets as “securities” or “investment securities” under the Investment Company Act. Although we believe that we are not engaged in the business of investing, reinvesting, or trading in investment securities, and we do not hold ourselves out as being primarily engaged, or proposing to engage primarily, in the business of investing, reinvesting or trading in securities, to the extent the digital assets which we mine, own, or otherwise acquire may be deemed “securities” or “investment securities” by the SEC or a court of competent jurisdiction, we may meet the definition of an investment company. If we fall within the definition of an investment company under the Investment Company Act, we would be required to register with the SEC. If an investment company fails to register, it likely would have to stop doing almost all business, and its contracts would become voidable. Generally speaking, non-U.S. issuers may not register as an investment company without an SEC order.

If the SEC or another regulatory body considers Bitcoin to be a security under U.S. securities laws, we may be required to comply with significant SEC registration and/or other requirements.

In general, novel or unique assets such as Bitcoin and other digital assets may be classified as securities if they meet the definition of investment contracts under U.S. law. In recent years, the offer and sale of digital assets other than Bitcoin, most notably Kik Interactive Inc.’s Kin tokens and Telegram Group Inc.’s TON tokens, have been deemed to be investment contracts by the SEC. While we believe that Bitcoin is unlikely to be considered an investment contract, and thus a security under the investment contract definition, we cannot provide any assurances that digital assets that we mine or otherwise acquire or hold for our own account, including Bitcoin, will never be classified as securities under U.S. law. This would obligate us to comply with registration and other requirements by the SEC and, therefore, cause us to incur significant, non-recurring expenses, thereby materially and adversely impacting an investment in the Company.

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Several foreign jurisdictions have taken a broad-based approach to classifying crypto assets as “securities,” while other foreign jurisdictions, such as Switzerland, Malta, and Singapore, have adopted a narrower approach. As a result, certain crypto assets may be deemed to be a “security” under the laws of some jurisdictions but not others. Various foreign jurisdictions may, in the future, adopt additional laws, regulations, or directives that affect the characterization of crypto assets as “securities.” If Bitcoin is deemed to be a security under any U.S. federal, state, or foreign jurisdiction, or in a proceeding in a court of law or otherwise, it may have adverse consequences for Bitcoin. For instance, all transactions in Bitcoin would have to be registered with the SEC or other foreign authority, or conducted in accordance with an exemption from registration, which could severely limit its liquidity, usability and transactability. Moreover, the networks on which such Bitcoin is utilized may be required to be regulated as securities intermediaries, and subject to applicable rules, which could effectively render the network impracticable for its existing purposes. Further, it could draw negative publicity and a decline in the general acceptance of Bitcoin.

Current interpretations require the regulation of Bitcoin under the Commodity Exchange Act by the Commodity Futures Trading Commission, and we may be required to register and comply with such regulations. Any disruption of our operations in response to the changed regulatory circumstances may be at a time that is disadvantageous to our investors.

Current and future legislation, regulation by the Commodity Futures Trading Commission (the “CFTC”) and other regulatory developments, including interpretations released by a regulatory authority, may impact the manner in which Bitcoin and other cryptocurrencies are treated for classification and clearing purposes. In particular, derivatives on these assets are not excluded from the definition of “commodity future” by the CFTC. We cannot be certain as to how future regulatory developments will impact the treatment of Bitcoin and other cryptocurrencies under the law.

Bitcoin has been deemed to fall within the definition of a commodity, and we may be required to register and comply with additional regulation under the Commodity Exchange Act, including additional periodic report and disclosure standards and requirements. Moreover, we may be required to register as a commodity pool operator and to register as a commodity pool with the CFTC through the National Futures Association. Such additional registrations may result in extraordinary, non-recurring expenses, thereby materially and adversely impacting an investment in us. If we determine not to comply with such additional regulatory and registration requirements, we may seek to cease certain of our operations. Any such action may adversely affect an investment in us.

Additionally, governments may develop and deploy their own blockchain-based digital assets, which may have a material adverse impact on Bitcoin’s price and utility.

We are subject to risks associated with our need for significant electrical power. Government regulators may potentially restrict the ability of electricity suppliers to provide electricity to mining operations, such as ours.

The operation of a Bitcoin mining center, as well as AI hyperscale data centers, can require massive amounts of electrical power. We presently have access to approximately 30 MWs of capacity at our Michigan Facility, which we plan to dedicate to our AI hyperscale data center operations, and 10 MWs of capacity at our Montana Facilities for our mining operations. However, we require additional capacity to operate all of our miners outside the Michigan Facility and Montana Facilities and to support the growing power demands of our AI hyperscale data centers. Our mining operations can only be successful and ultimately profitable if the costs, including electrical power costs, associated with mining a Bitcoin are lower than the price of a Bitcoin. Similarly, our AI hyperscale data centers require a reliable and cost-effective power supply to ensure optimal performance and profitability. As a result, any facilities we establish can only be successful if we can obtain sufficient electrical power on a cost-effective basis. The establishment of new mining and AI hyperscale data centers requires us to find locations where this is the case. There may be significant competition for suitable locations for both mining operations and AI hyperscale data centers. Government regulators may potentially restrict the ability of electricity suppliers to provide electricity to these operations in times of electricity shortage or may otherwise potentially restrict or prohibit the provision of electricity to such operations. Any shortage of electricity supply or increase in electricity cost in a jurisdiction may negatively impact the viability and the expected economic return for our Bitcoin mining activities and AI hyperscale data center operations in that jurisdiction.

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Our interactions with a blockchain may expose us to specially designated nationals or blocked persons or cause us to violate provisions of law that did not contemplate distributed ledger technology.

The Office of Financial Assets Control of the U.S. Department of Treasury (“OFAC”) requires us to comply with its sanction program and not conduct business with persons named on its list of specially designated nationals (“SDN”). However, because of the pseudonymous nature of blockchain transactions, we may inadvertently and without our knowledge engage in transactions with persons named on OFAC’s SDN list. Our internal policies prohibit any transactions with such SDN individuals, but we may not be adequately capable of determining the ultimate identity of the individual with whom we transact with respect to selling digital assets. In addition, in the future OFAC or another regulator may require us to screen transactions for OFAC addresses or other bad actors before including such transactions in a block, which may increase our compliance costs, decrease our anticipated transaction fees and lead to decreased traffic on our network. Any of these factors, consequently, could have a material adverse effect on our business, prospects, financial condition, and operating results.

Moreover, federal law prohibits any U.S. person from knowingly or unknowingly possessing any visual depiction commonly known as child pornography. Recent media reports have suggested that persons have embedded such depictions on one or more blockchains. Because our business requires us to download and retain one or more blockchains to effectuate our ongoing business, it is possible that such digital ledgers contain prohibited depictions without our knowledge or consent. To the extent government enforcement authorities literally enforce these and other laws and regulations that are impacted by decentralized distributed ledger technology, we may be subject to investigation, administrative or court proceedings, and civil or criminal monetary fines and penalties, all of which could harm our reputation and could have a material adverse effect on our business, prospects, financial condition, and operating results.

Risks Related to Our Bitcoin Operations – Technological

The characteristics of crypto assets have been, and may in the future continue to be, exploited to facilitate illegal activity such as fraud, money laundering, tax evasion and ransomware scams; if any of our customers do so or are alleged to have done so, it could adversely affect us.

Digital currencies and the digital currency industry are relatively new and, in many cases, lightly regulated or largely unregulated. Some types of digital currency have characteristics, such as the speed with which digital currency transactions can be conducted, the ability to conduct transactions without the involvement of regulated intermediaries, the ability to engage in transactions across multiple jurisdictions, the irreversible nature of certain digital currency transactions and encryption technology that anonymizes these transactions, that make digital currency particularly susceptible to use in illegal activity such as fraud, money laundering, tax evasion and ransomware scams. Two prominent examples of marketplaces that accepted digital currency payments for illegal activities include Silk Road, an online marketplace on the dark web that, among other things, facilitated the sale of illegal drugs and forged legal documents using digital currencies and AlphaBay, another darknet market that utilized digital currencies to hide the locations of its servers and identities of its users. Both of these marketplaces were investigated and closed by U.S. law enforcement authorities. U.S. regulators, including the SEC, CFTC and Federal Trade Commission, as well as non-U.S. regulators, have taken legal action against persons alleged to be engaged in Ponzi schemes and other fraudulent schemes involving digital currencies. In addition, the FBI has noted the increasing use of digital currency in various ransomware scams.

While our board and management believe that our risk management processes and policies in light of current crypto asset market conditions, which include thorough reviews we conduct as part of our due diligence process, is reasonably designed to detect any such illicit activities conducted by our potential or existing counterparties, we cannot ensure that we will be able to detect any such illegal activity in all instances. Because the speed, irreversibility and anonymity of certain digital currency transactions make them more difficult to track, fraudulent transactions may be more likely to occur. We or our potential banking counterparties may be specifically targeted by individuals seeking to conduct fraudulent transfers, and it may be difficult or impossible for us to detect and avoid such transactions in certain circumstances. If one of our customers (or in the case of digital currency exchanges, their customers) were to engage in or be accused of engaging in illegal activities using digital currency, we could be subject to various fines and sanctions, including limitations on our activities, which could also cause reputational damage and adversely affect our business, financial condition and results of operations.

Incorrect or fraudulent cryptocurrency transactions may be irreversible and it is possible that, through computer or human error, or through theft or criminal action, our cryptocurrency rewards could be transferred in incorrect amounts or to unauthorized third parties.

Cryptocurrency transactions are irrevocable and stolen or incorrectly transferred cryptocurrencies may be irretrievable. As a result, any incorrectly executed or fraudulent cryptocurrency transactions, such as a result of a cybersecurity breach against our Bitcoin holdings, could adversely affect our investments and assets. This is because cryptocurrency transactions are not, from an administrative perspective, reversible without the consent and active participation of the recipient of the cryptocurrencies from the transaction. Once a transaction has been verified and recorded in a block that is added to a blockchain, an incorrect transfer of a cryptocurrency or a theft thereof generally will not be reversible and we may not have sufficient recourse to recover our losses from any such transfer or theft. Further, it is possible that, through computer or human error, or through theft or criminal action, our cryptocurrency rewards could be transferred in incorrect amounts or to unauthorized third parties, or to uncontrolled accounts. If an errant or fraudulent transaction in our Bitcoin were to occur, we would have very limited means of seeking to reverse the transaction or seeking recourse. To the extent that we are unable to recover our losses from such action, error or theft, such events could have a material adverse effect on our business.

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Cryptocurrencies, including those maintained by or for us, may be exposed to cybersecurity threats and hacks.

As with any computer code generally, flaws in crypto asset codes, including Bitcoin codes, may be exposed by malicious actors. Several errors and defects have been found previously, including those that disabled some functionality for users and exposed users’ information. Exploitation of flaws in the source code that allow malicious actors to take or create money have previously occurred. Additionally, as AI capabilities improve and are increasingly adopted, we may see cyberattacks created through AI. These attacks could be crafted with an AI tool to directly attack information systems with increased speed and/or efficiency than a human threat actor or create more effective phishing emails. Despite our efforts and processes to prevent breaches, our devices, as well as our miners, computer systems and those of third parties that we use in our operations, are vulnerable to cyber security risks, including cyber-attacks such as viruses and worms, phishing attacks, denial-of-service attacks, physical or electronic break-ins, employee theft or misuse, and similar disruptions from unauthorized tampering with our miners and computer systems or those of third parties that we use in our operations. As technological change occurs, the security threats to our cryptocurrencies will likely change and previously unknown threats may emerge. Human error and the constantly evolving state of cybercrime and hacking techniques may render present security protocols and procedures ineffective in ways which we cannot predict. Such events could have a material adverse effect on our ability to continue as a going concern or to pursue our strategy at all, which could have a material adverse effect on our business, prospects or operations and potentially the value of any Bitcoin we mine or otherwise acquire or hold for our own account.

Our use of third-party mining pools exposes us to additional risks.

We receive Bitcoin rewards from our mining activity through third-party mining pool operators. Mining pools allow miners to combine their processing power, increasing their chances of solving a block and getting paid by the network. The rewards are distributed by the pool operator, proportionally to our contribution to the pool’s overall mining power used to solve a block on the Bitcoin blockchain. Should the pool operator’s system suffer downtime due to a cyber-attack, software malfunction or other issue, it will negatively impact our ability to mine and receive revenue. Furthermore, we are dependent on the accuracy of the mining pool operator’s record keeping to accurately record the total processing power provided to the pool for a given Bitcoin mining application in order to assess the proportion of that total processing power we provided. While we have internal methods of tracking both the hash rate we provide and the total used by the pool, the mining pool operator uses its own record-keeping to determine our proportion of a given reward, which may not match our own. If we are unable to consistently obtain accurate proportionate rewards from our mining pool operators, we may experience reduced rewards for our efforts, which would have an adverse effect on our business and operations.

Risks Related to Our Status as a Holding Company

Our inability to successfully integrate new acquisitions could adversely affect our combined business; our operations are widely disbursed.

Our growth strategy through acquisitions is fraught with risk. Since 2017, we have acquired the Michigan Facility, a majority interest in TurnOnGreen, the four hotel properties in and around Madison, Wisconsin, substantially all the assets and certain specified liabilities of Circle 8 Crane Service and a position in ROI that we consolidate as a VIE. We also acquired all or majority interests in other companies and a certain real property located in St. Petersburg, Florida, all of which we either sold off or are currently no longer consolidated as a result of bankruptcy. Our strategy and business plan are dependent on our ability to successfully integrate acquisitions. In addition, while we are based in Las Vegas, NV, our finance and legal departments are located elsewhere in the U.S., and certain subsidiary’s operations are located across the U.S. and internationally. These distant locations and others that we may become involved with in the future will stretch our resources and management time. Further, failure to quickly and adequately integrate all of these operations and personnel could adversely affect our combined business and our ability to achieve our objectives and strategy. No assurance can be given that we will realize synergies in the areas we currently operate.

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If we make any additional acquisitions, they may disrupt or have a negative impact on our business.

We have plans to eventually make additional acquisitions. Whenever we make acquisitions, we could have difficulty integrating the acquired companies’ personnel and operations with our own. In addition, the key personnel of the acquired business may not be willing to work for us. We cannot predict the effect expansion may have on our core business. Regardless of whether we are successful in making an acquisition, the negotiations could disrupt our ongoing business, distract our management and employees and increase our expenses. In addition to the risks described above, acquisitions are accompanied by a number of inherent risks, including, without limitation, the following:

•	If senior management and/or management of future acquired companies terminate their employment prior to our completion of integration;

•	difficulty of integrating acquired products, services or operations;

•	integration of new employees and management into our culture while maintaining focus on operating efficiently and providing consistent, high-quality goods and services;

•	potential disruption of the ongoing businesses and distraction of our management and the management of acquired companies;

•	unanticipated issues with transferring customer relationships;

•	complexity associated with managing our combined company;

•	difficulty of incorporating acquired rights or products into our existing business;

•	difficulties in disposing of the excess or idle facilities of an acquired company or business and expenses in maintaining such facilities;

•	difficulties in maintaining uniform standards, controls, procedures and policies;

•	potential impairment of relationships with employees and customers as a result of any integration of new management personnel;

•	potential inability or failure to achieve additional sales and enhance our customer base through cross-marketing of the products to new and existing customers;

•	effect of any government regulations which relate to the business acquired; and

•	potential unknown liabilities associated with acquired businesses or product lines, or the need to spend significant amounts to retool, reposition or modify the marketing and sales of acquired products or the defense of any litigation, whether or not successful, resulting from actions of the acquired company prior to our acquisition.

Our business could be severely impaired if and to the extent that we are unable to succeed in addressing any of these risks or other problems encountered in connection with these acquisitions, many of which cannot be presently identified, these risks and problems could disrupt our ongoing business, distract our management and employees, increase our expenses and adversely affect our results of operations.

We may not be able to successfully identify suitable acquisition targets and complete acquisitions to meet our growth strategy, and even if we are able to do so, we may not realize the full anticipated benefits of such acquisitions, and our business, financial conditions and results of operations may suffer.

Increasing revenues through acquisitions is one of the key components of our growth strategy. Identifying suitable acquisition candidates can be difficult, time-consuming and costly, and we may not be able to identify suitable candidates or complete acquisitions in a timely manner, on a cost-effective basis or at all.

We will have to pay cash, incur debt, or issue equity as consideration in any future acquisitions, each of which could adversely affect our financial condition or the market price of our Class A common stock. The sale of equity or issuance of equity-linked debt to finance any future acquisitions could result in dilution to our stockholders. The incurrence of indebtedness would result in increased fixed obligations and could limit our flexibility in managing our business due to covenants or other restrictions contained in debt instruments.

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Further, we may not be able to realize the anticipated benefits of completed acquisitions. Some acquisition targets may not have a developed business or are experiencing inefficiencies and incur losses. Additionally, small defense contractors which we consider suitable acquisition targets may be uniquely dependent on their prior owners and the loss of such owners’ services following the completion of acquisitions may adversely affect their business. Therefore, we may lose our investment in the event that the acquired businesses do not develop as planned, we cannot retain key employees or that we are unable to achieve the anticipated cost efficiencies or reduction of losses.

Additionally, our acquisitions have previously required, and any similar future transactions may also require, significant management efforts and expenditures. Regardless of whether we are successful in making an acquisition, the negotiations could disrupt our ongoing business, divert the attention of our management and key employees and increase our expenses.

Because we face significant competition for acquisition and business opportunities, including from numerous companies with a business plan similar to ours, it may be difficult for us to fully execute our business strategy. Additionally, our subsidiaries also operate in highly competitive industries, limiting their ability to gain or maintain their positions in their respective industries.

We expect to encounter intense competition for acquisition and business opportunities from both strategic investors and other entities having a business objective similar to ours, such as private investors (which may be individuals or investment partnerships), blank check companies including special purpose acquisition companies, and other entities, domestic and international, competing for the type of businesses that we may acquire. Many of these competitors possess greater technical, human and other resources, or more local industry knowledge, or greater access to capital, than we do, and our financial resources may be relatively limited when contrasted with those of many of these competitors. These factors may place us at a competitive disadvantage in successfully completing future acquisitions and investments.

In addition, while we believe that there are numerous target businesses that we could potentially acquire or invest in, our ability to compete with respect to the acquisition of certain target businesses that are sizable will be limited by our available financial resources. We may need to obtain additional financing in order to consummate future acquisitions and investment opportunities and cannot assure you that any additional financing will be available to us on acceptable terms, or at all, or that the terms of our existing financing arrangements will not limit our ability to do so. This inherent competitive limitation gives others an advantage in pursuing acquisition and investment opportunities.

Furthermore, our subsidiaries also face competition from both traditional and new market entrants that may adversely affect them as well, as discussed elsewhere in these risk factors.

Future acquisitions or business opportunities could involve unknown risks that could harm our business and adversely affect our financial condition and results of operations.

We are a diversified holding company that owns interests in a number of different businesses across several industries. We have in the past, and intend in the future, to acquire businesses or make investments, directly or indirectly through our subsidiaries, that involve unknown risks, some of which will be particular to the industry in which the investment or acquisition targets operate, including risks in industries with which we are not familiar or experienced. There can be no assurance our due diligence investigations will identify every matter that could have a material adverse effect on us or the entities that we may acquire. We may be unable to adequately address the financial, legal and operational risks raised by such investments or acquisitions, especially if we are unfamiliar with the relevant industry, which can lead to significant losses on material investments. The realization of any unknown risks could expose us to unanticipated costs and liabilities and prevent or limit us from realizing the projected benefits of the investments or acquisitions, which could adversely affect our financial condition and liquidity. In addition, our financial condition, results of operations and the ability to service our debt may be adversely impacted depending on the specific risks applicable to any business we invest in or acquire and our ability to address those risks.

We face certain risks associated with the acquisition or disposition of businesses and lack of control over certain of our investments.

In pursuing our corporate strategy, we may acquire, dispose of or exit businesses or reorganize existing investments. The success of this strategy is dependent upon our ability to identify appropriate opportunities, negotiate transactions on favorable terms and ultimately complete such transactions.

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In the course of our acquisitions, we may not acquire 100% ownership of certain of our operating subsidiaries or we may face delays in completing certain acquisitions, including in acquiring full ownership of certain of our operating companies. Once we complete acquisitions or reorganizations there can be no assurance that we will realize the anticipated benefits of any transaction, including revenue growth, operational efficiencies or expected synergies. If we fail to recognize some or all of the strategic benefits and synergies expected from a transaction, goodwill and intangible assets may be impaired in future periods. The negotiations associated with the acquisition and disposition of businesses could also disrupt our ongoing business, distract management and employees or increase our expenses.

In addition, we may not be able to integrate acquisitions successfully and we could incur or assume unknown or unanticipated liabilities or contingencies, which may impact our results of operations. If we dispose of or otherwise exit certain businesses, there can be no assurance that we will not incur certain disposition related charges, or that we will be able to reduce overhead related to the divested assets.

In the ordinary course of our business, we evaluate the potential disposition of assets and businesses that may no longer help us meet our objectives or that no longer fit with our broader strategy. When we decide to sell assets or a business, we may encounter difficulty in finding buyers or alternative exit strategies on acceptable terms in a timely manner, which could delay the accomplishment of our strategic objectives, or we may dispose of a business at a price or on terms which are less than we had anticipated. In addition, there is a risk that we sell a business whose subsequent performance exceeds our expectations, in which case our decision would have potentially sacrificed enterprise value.

Our development stage companies may never produce revenues or income.

We have made investments in and own stakes, either majority or minority, in a certain development stage companies. Each of these companies is at an early stage of development and is subject to all business risks associated with a new enterprise, including constraints on their financial and personnel resources, lack of established credit, the need to establish meaningful and beneficial vendor and customer relationships and uncertainties regarding product development and future revenues. We anticipate that many of these companies will continue to incur substantial additional operating losses for at least the next several years and expect their losses to increase as research and development efforts expand. There can be no assurance as to when or whether any of these companies will be able to develop significant sources of revenue or that any of their respective operations will become profitable, even if any of them is able to commercialize any products. As a result, we may not realize any returns on our investments in these companies for a significant period of time, if at all, which could adversely affect our business, results of operations, financial condition or liquidity.

Divestitures and contingent liabilities from divested businesses could adversely affect our business and financial results.

We continually evaluate the performance and strategic fit of all of our businesses and may sell businesses or product lines. Divestitures involve risks, including difficulties in the separation of operations, services, products and personnel, the diversion of management’s attention from other business concerns, the disruption of our business, the potential loss of key employees and the retention of uncertain contingent liabilities, including environmental liabilities, related to the divested business. When we decide to sell assets or a business, we may encounter difficulty in finding buyers or alternative exit strategies on acceptable terms in a timely manner, which could delay the achievement of our strategic objectives. We may also dispose of a business at a price or on terms that are less desirable than we had anticipated, which could result in significant asset impairment charges, including those related to goodwill and other intangible assets, that could have a material adverse effect on our financial condition and results of operations. In addition, we may experience greater dis-synergies than expected, the impact of the divestiture on our revenue growth may be larger than projected, and some divestitures may be dilutive to earnings. There can be no assurance whether the strategic benefits and expected financial impact of the divestiture will be achieved. We cannot assure you that we will be successful in managing these or any other significant risks that we encounter in divesting a business or product line, and any divestiture we undertake could materially and adversely affect our business, financial condition, results of operations and cash flows.

Risks Related to Related Party Transactions

There may be conflicts of interest between our company and certain of our related parties and their respective directors and officers which might not be resolved in our favor. More importantly, there may be conflicts between certain of our related parties and their respective directors and officers which might not be resolved in our favor. These risks are set forth below appurtenant to the relevant related party.

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Ault & Company

Our relationship with Ault & Company may enhance the difficulty inherent in obtaining financing for us as well as expose us to certain conflicts of interest.

As of April 14, 2025, Ault & Company, of which Milton C. (Todd) Ault, III is the chief executive officer, beneficially owned 34,832,482 shares of our common stock, consisting of (i) 8,249 shares of Class A Common Stock owned, (ii) 4,234,561 shares of Class B Common Stock that are convertible into 4,234,561 shares of Class A Common Stock and carries the voting power of 42,345,610 shares of Class A Common Stock, (iii) 29,561,308 shares of Class A Common Stock issuable upon conversion of Series C Convertible Preferred Stock that carry the voting power of 464,576 shares of Class A Common Stock, (iv) 567,578 shares of Class A Common Stock issuable upon conversion of Series G Convertible Preferred Stock that carry the voting power of 153,748 shares of Class A Common Stock and (v) 460,786 shares of Class A Common Stock underlying warrants that are either presently exercisable or exercisable within 60 days. As of April 14, 2025, Ault & Company beneficially owns approximately 95.8% of our common stock and had the right to cast total votes of approximately 82.5% of all votes entitled to be cast at a stockholder meeting.

In addition, pursuant to the (i) November 2023 SPA, as amended, Ault & Company has the right to purchase up to an additional $25 million of Series C Convertible Preferred Stock and Series C Warrants and (ii) December 2024 SPA, Ault & Company has the right to purchase up to an additional $49.0 million of Series G Convertible Preferred Stock and Series G Warrants, which would further increase their beneficial ownership. Given the close relationship between Ault & Company, on the one hand, and our company, on the other, it is not inconceivable that we could further amend the November 2023 SPA or December 2024 SPA or enter into additional securities purchase agreements with Ault & Company.

Although we have relied on Ault & Company to finance us in the past, we cannot assure you that Ault & Company will assist us in the future. We would far prefer to rely on Ault & Company’s assistance compared to other sources of financing as the terms they provide us are in general more favorable to us than we could obtain elsewhere. However, Messrs. Ault, Horne and Nisser could face a conflict of interest in that they serve on the board of directors of each of Ault & Company and our company. If they determine that an investment in our company is not in Ault & Company’s best interest, we could be forced to seek financing from other sources that would not necessarily be likely to provide us with equally favorable terms.

Other conflicts of interest between us, on the one hand, and Ault & Company, on the other hand, may arise relating to commercial or strategic opportunities or initiatives. Mr. Ault, as the controlling stockholder of Ault & Company, may not resolve such conflicts in our favor. For example, we cannot assure you that Ault & Company would not pursue opportunities to provide financing to other entities whether or not it currently has a relationship with such other entities. Furthermore, our ability to explore alternative sources of financing other than Ault & Company may be constrained due to Mr. Ault’s vision for us and he may not wish for us to receive any financing at all other than from entities that he controls.

Alzamend

Our relationship with Alzamend may expose us to certain conflicts of interest.

As of April 14, 2025, we beneficially own 3,386,340 shares of Alzamend’s common stock, representing approximately 34.2%, consisting of (i) 111 shares of common stock underlying currently exercisable warrants we own, (ii) 77,268 shares of common stock held by Ault Lending, (iii) 2,982,107 shares of common stock issuable upon conversion of series B convertible preferred stock of Alzamend (the “ALZN Series B Preferred”) held by Ault Lending and (iv) 210,000 shares of common stock issuable upon exercise of currently exercisable warrants held by Ault Lending.  In addition, Ault Lending owns additional warrants to purchase shares of common stock that cannot be exercised due to beneficial ownership blockers. Beyond the securities we beneficially own, Mr. Ault, our Chief Executive Officer, beneficially owns an additional 177,436 shares of common stock, consisting of (i) 77,268 shares held by Mr. Ault, (ii) 99,619 shares held by Ault Life Sciences, Inc. (“ALSI”) and (iii) 549 shares held by Ault Life Sciences Fund, LLC (“ALSF”). Mr. Ault has sole voting and investment power with respect to the securities held of record by ALSI and ALSF.

Messrs. Ault, Horne and Nisser could face a conflict of interest in that they serve on the board of directors of each of Alzamend and our company.

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ROI

Our relationship with ROI may expose us to certain conflicts of interest.

As of April 14, 2025, we beneficially own 1,829,901 shares of ROI’s common stock, consisting of (i) 873,176 shares held by Ault Lending, (ii) 293,358 shares issuable upon the conversion of outstanding shares of Series A Convertible Redeemable Preferred Stock (“ROI Series A Preferred”) we own, and (iii) 663,367 shares issuable upon the conversion of outstanding shares of ROI Series D Preferred we own. While as of April 14, 2025, we beneficially owned approximately 5.6% of ROI’s common stock, we own shares of Series B Convertible Preferred Stock (“ROI Series B Preferred”) and additional shares of ROI Series D Preferred that cannot be converted unless we first obtain shareholder approval, in addition to beneficial ownership blockers and other restrictions. If shareholder approval was obtained and there were no restrictions on the conversion of the securities we own, as of April 14, 2025, then we would beneficially own 58.2% of ROI’s common stock.

Messrs. Ault and Nisser could face a conflict of interest in that they serve on the board of directors of each of ROI and our company.

Risks Related to RiskOn

Our growth and profitability depend on continued interest in social gaming and sweepstakes within the U.S., and shifts in consumer preferences could harm our business

The acceptance of our Platform hinges on sustained enthusiasm for sweepstakes-based social gaming and free-to-play models among U.S. consumers. If players begin favoring alternative forms of entertainment, such as skill-based gaming, peer-to-peer betting, traditional online casino gambling (where legal), or other digital experiences, then we may see a decline in user engagement. Rapid shifts in consumer taste, technological advancements in gaming, or the emergence of more immersive entertainment platforms could all undermine the appeal of our Platform.

Maintaining user engagement also requires us to stay current with ongoing trends, user preferences, and competing product offerings. If our platform does not frequently update its game portfolio, introduce new sweepstakes concepts, or provide attractive incentives, users might lose interest and switch to platforms perceived as more innovative. Additionally, negative publicity, whether founded or unfounded, about the integrity of our sweepstakes, fairness of gameplay, or general user experience can substantially reduce engagement and erode trust, thus impacting our revenue streams and brand reputation.

BNC’s products and changes to such products could fail to attract or retain users or generate revenue and profits, or otherwise adversely affect BNC’s business.

BNC’s ability to sustain and grow its user base, and thereby increase revenue, relies substantially on introducing new sweepstakes offerings, social gaming experiences, and platform features that remain engaging to existing players while attracting new ones. For example, rolling out a fresh sweepstakes model, collaborating with third-party developers on innovative mini-games, or upgrading interactive social elements can entail substantial costs. These initiatives also carry significant risk: if the new content fails to resonate with users or presents unanticipated technical issues, BNC may struggle to see a return on its investments. Additionally, changes to the product line such as altering the way players earn in-game currency or modifying prize structures—could prompt user dissatisfaction or confusion, leading to attrition.

Adapting the Platform to different regulatory interpretations or market shifts may further complicate these efforts. While BNC concentrates on free-to-play sweepstakes that are legally distinct from gambling, any adjustments to product features might draw heightened scrutiny from federal or state authorities responsible for consumer protection or gaming laws. This scrutiny could increase the Company’s compliance burden, potentially delay product rollouts, or even lead to direct legal challenges. If BNC’s new offerings or updates fail to meet users’ expectations or do not comply with regulatory requirements, the Company’s ability to generate revenue, maintain user engagement, or grow its market share may be significantly compromised, ultimately harming its business and reputation.

Our reliance on third-party certified game providers creates operational, compliance, and reputational vulnerabilities that could adversely impact our business.

BNC depends significantly on third-party game providers to supply certified, compliance-tested games and core technological features—such as random number generation modules, sweepstakes mechanics, and other elements that users rely on for fairness and transparency. If any provider fails to maintain its certification, lapses in meeting regulatory standards, or experiences quality-control issues, we may have to remove or suspend those games until the issues are resolved. This can lead to service gaps, user dissatisfaction, and potential regulatory scrutiny. Moreover, we have limited oversight of our providers’ security protocols, development practices, and ongoing maintenance, which means vulnerabilities or exploits in their systems could expose BNC to data breaches, game manipulation, or other cyber threats. Even well-vetted vendors can face resource limitations, operational disruptions, or legal challenges that could prevent them from delivering timely updates or patches.

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In addition, switching providers or bringing certain gaming functions in-house on short notice can be time-consuming, technically complex and costly. We may need to develop new applications that integrate into our Platform, which applications are currently provided by third party vendors, license alternative software, or reconfigure our Platform infrastructure, each of which could interrupt users’ experience. Negotiating with new providers may also require navigating different commercial and compliance frameworks, which can introduce delays and increase our administrative burden. Furthermore, if a single major provider supplies several key games, that concentration of risk heightens our exposure should that partner encounter financial difficulties or cease offering its products to us. Ultimately, any disruptions or degradations in third-party game performance, or in the relationships themselves, may harm our users’ satisfaction as well as our revenue streams, and overall ability to compete in the sweepstakes gaming area.

The lack of comprehensive encryption for communications on the Platform may increase the impact of a data security incident.

Communications on the Platform are not comprehensively encrypted at this time. As such, any data security incident that involves unauthorized access, acquisition, disclosure, or use may be highly impactful to BNC’s business. BNC may experience considerable incident response forensics, data recovery, legal fees, and costs of notification related to any such potential incident, and BNC may face an increased risk of reputational harm, regulatory enforcement, and consumer litigation, which could further harm BNC’s business, financial condition, results of operations, and future business opportunities.

Challenges in advertising and promoting our sweepstakes could hinder our user acquisition and revenue growth.

Advertising our sweepstakes-based social gaming platform presents unique legal and operational complexities. Federal and state regulations often place restrictions on how promotional materials may be worded to avoid the appearance of gambling or any implication that a purchase is necessary to enter. These rules can mandate specific disclosures, such as “No Purchase Necessary” or detailed eligibility requirements, and impose substantial penalties for noncompliance, including fines or injunctions. The heightened scrutiny around promotional statements also means we must carefully vet all advertising, whether digital, print or social media, to ensure we do not inadvertently violate regulations in any state where our users reside.

Moreover, major online advertising channels such as Google Ads, Facebook, and mobile app networks frequently maintain strict policies against content perceived as gambling or misleading “pay-to-play” promotions. Our ads may be subject to frequent reviews, suspensions, or outright bans if deemed non-compliant with these platforms’ terms. Even when ads are allowed, we may need to invest heavily in specialized compliance expertise or premium ad placements to achieve visibility, pushing user-acquisition costs higher than in other online gaming segments. Additionally, because our revenue hinges on attracting engaged users who understand the sweepstakes model, any misperception in advertising, such as implying guaranteed payouts or pay-only entries, could invite reputational damage, user dissatisfaction, or regulatory scrutiny. These challenges can collectively reduce our ability to scale efficiently, constrain our marketing strategies, and, ultimately, affect our ability to generate revenue from new or existing users.

A perceived lack of fairness in outcomes or prize distribution could severely damage brand trust.

Transparency around how winners are chosen, and assurances that virtual coin purchases do not guarantee victory, form the bedrock of our Platform’s integrity. Any misperception that sweepstakes are rigged, or that some participants have insider advantages, can spread virally. Users might abandon the platform in droves, while regulators could initiate investigations into alleged unfair practices. Even if claims prove baseless, the time and resources spent defending our practices could distract management and strain finances.

Risks Related to Government Regulation and Enforcement Regarding BNC

Our sweepstakes model could be reclassified as gambling or otherwise face tighter restrictions in certain U.S. states, which would materially affect our operations.

We carefully structure our Platform to comply with sweepstakes rules and avoid classification as gambling, yet the line between “promotional sweepstakes” and “illegal gambling” can sometimes be blurry. Individual states have differing definitions of what constitutes consideration, chance, and prize, which constitute the three criteria generally used to determine legality. Should one or more states enact new legislation or reinterpret existing laws to classify our sweepstakes model as gambling, our ability to operate in those states could be significantly curtailed.

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Such a determination could subject us to new licensing requirements, higher taxes, or additional consumer protection measures. In extreme circumstances, states could ban our activities entirely. The financial and operational costs of complying with gambling regulations, obtaining licenses, or redesigning our platform to exclude users from certain states would be substantial. Any actual or perceived classification as gambling might also deter users who are uncomfortable with real or perceived gambling-related activities, reducing participation and revenue.

We are subject to complex and evolving U.S. federal and state sweepstakes and consumer protection laws, which may impose substantial compliance burdens and operational constraints.

Operating as a sweepstakes social gaming platform in the United States requires adherence to a tangle of rules and regulations, including federal guidelines on sweepstakes and promotions, as well as a variety of state-specific laws. Many of these laws mandate alternative methods of entry, specific disclosures, detailed recordkeeping, and in certain cases, bonding or registration. The costs and administrative burdens of fulfilling these requirements can be significant, especially as we expand to new states or introduce new sweepstakes features.

Furthermore, any misstep, even if inadvertent, in the design or execution of a sweepstakes could lead to allegations of illegal gambling, unfair trade practices, or other regulatory violations. Certain states are particularly vigilant in policing sweepstakes models to ensure they do not equate to games of chance that require a license or explicit regulatory oversight. If a regulator determines that some aspect of our Platform falls outside permissible sweepstakes parameters, we could face fines, injunctions, forced modifications, or even closure of operations in that jurisdiction. These regulatory uncertainties necessitate ongoing legal review and a level of caution that can delay or complicate product innovations.

As its business develops, BNC expects to become subject to significant legislative and regulatory developments; further, new legislation and regulations could significantly affect BNC’s business in the future. These laws and regulations, as well as any associated claims, inquiries, or investigations or any other government actions, have in the past led to, and may in the future lead to, unfavorable outcomes including increased compliance costs, loss of revenue, delays or impediments in the development of new products, negative publicity and reputational harm, increased operating costs, diversion of management time and attention, and remedies that harm BNC’s business, including fines or demands or orders that BNC modify or cease existing business practices.

Regulatory inquiries or legal proceedings related to AML, consumer fraud, or other compliance areas could disrupt our business and harm our reputation.

While our U.S. sweepstakes platform is not intended to handle large financial transactions typically associated with online casinos, we do permit the purchase of virtual coins and awards of monetary or tangible prizes. Even these more modest transactions can draw scrutiny from authorities concerned about AML or potential consumer fraud. If regulators believe our Platform is used, knowingly or otherwise, to facilitate unlawful financial activities, we could be required to invest in more comprehensive monitoring systems, implement additional customer due diligence, or face enforcement actions and penalties.

Any high-profile investigation or lawsuit ,whether or not it leads to a formal penalty, may also attract unwanted media attention, casting doubt on our security measures and the integrity of our games. Damage to our brand’s reputation could undermine user confidence, leading to reduced engagement, fewer new sign-ups, and diminished revenue streams. We might also face lawsuits from users or other parties alleging deceptive practices, demanding refunds, or claiming injuries from fraudulent or unauthorized activities. Even if these claims lack merit, the cost of litigation, along with the potential impact on our Platform’s public perception, can be considerable.

Risks Related to Data, Security, and Intellectual Property

Security breaches, unauthorized attempts to manipulate or “cheat” sweepstakes outcomes, and other cyber incidents could undermine trust in the Platform and adversely affect BNC’s business.

BNC’s sweepstakes-based social gaming environment involves the collection, storage, and transmission of substantial amounts of user data, including personal information, payment details for virtual coin purchases, and records of sweepstakes entries or prize awards. Bad actors who gain access to this data—or to the underlying mechanics that determine sweepstakes winners—can distort the Platform’s fairness, thereby undermining user confidence in BNC’s legitimacy. Cheating attempts may include automated scripts or bots designed to submit multiple entries, exploit software vulnerabilities, or manipulate game outcomes. Similarly, broader cyber threats such as hacking, malware, phishing, and social engineering attacks can compromise user accounts, disrupt platform availability, and lead to the theft or misuse of sensitive information. These incidents, in turn, could trigger regulatory investigations, private legal actions, and widespread reputational harm if users believe that BNC cannot safeguard their data or ensure the integrity of its sweepstakes.

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BNC takes measures intended to prevent, detect, and respond to these threats, including firewalls, encryption, account verification protocols, and ongoing security monitoring. However, software bugs, configuration errors, or newly emerging hacking techniques can frustrate even the best efforts, especially as criminals become more sophisticated. Additionally, employee or contractor malfeasance, physical security breaches at data centers, or oversights by third-party vendors that store or process user information for BNC may expose the Company to further vulnerability. Remote work arrangements can compound these risks by creating new attack surfaces, such as unsecured home networks or personal devices. Any successful cyber-attack, or even a serious attempt at one, may require BNC to invest considerable resources in forensics, remediation, user notification, and litigation defense. This would not only divert management’s attention but could also erode BNC’s active user base and competitiveness if players perceive the Platform to be unsafe or prone to cheating. Furthermore, compliance with U.S. cybersecurity and data protection laws could lead to additional costs and operational changes in the wake of a breach. Failure to address these risks promptly and effectively could have a material adverse effect on BNC’s business, financial results, and reputation among regulators and users alike.

We anticipate that BNC’s efforts related to privacy, safety, security, and content review will identify additional instances of misuse of user data or other undesirable activity by third parties on the Platform.

In addition to BNC’s efforts to mitigate cybersecurity risks, BNC intends to make investments in privacy, safety, security, and content review efforts to combat misuse of BNC’s services and user data by third parties, including investigations and audits of platform applications, as well as other enforcement efforts. As a result of these efforts BNC anticipates that BNC will discover and announce additional incidents of misuse of user data or other undesirable activity by third parties. BNC may not discover all such incidents or activity, whether as a result of BNC’s data or technical limitations, including BNC’s lack of visibility over BNC’s encrypted services, the allocation of resources to other projects, or other factors, and BNC may be notified of such incidents or activity by the FTC, the media or other third parties. Such incidents and activities may in the future include the use of user data or BNC’s systems in a manner inconsistent with BNC’s terms, contracts or policies, the existence of false or undesirable user accounts, improper advertising practices, activities that threaten people’s safety on or offline, or instances of spamming, scraping, data harvesting, unsecured datasets, or spreading misinformation. BNC may also be unsuccessful in its efforts to enforce BNC’s policies or otherwise remediate any such incidents. Consequences of any of the foregoing developments include negative effects on user trust and engagement, harm to BNC’s reputation, changes to BNC’s business practices in a manner adverse to BNC’s business, and adverse effects on BNC’s business and financial results. Any such developments may also subject BNC to additional litigation and regulatory inquiries, which could subject BNC to monetary penalties and damages, divert management’s time and attention, and lead to enhanced regulatory oversight.

BNC’s products and internal systems rely on software and hardware that is highly technical, and any errors, bugs, or vulnerabilities in these systems, or failures to address or mitigate technical limitations in BNC’s systems, could adversely affect BNC’s business.

BNC’s products and internal systems rely on software and hardware, including software and hardware developed or maintained internally and/or by third parties, that is highly technical and complex. In addition, BNC’s products and internal systems depend on the ability of such software and hardware to store, retrieve, process, and manage considerable amounts of data. The software and hardware on which BNC relies is expected to contain errors, bugs, or vulnerabilities, and BNC’s systems are subject to certain technical limitations that may compromise BNC’s ability to meet BNC’s objectives. Some errors, bugs, or vulnerabilities inherently may be difficult to detect and may only be discovered after the code has been released for external or internal use. Errors, bugs, vulnerabilities, design defects, or technical limitations within the software and hardware on which BNC relies, or human error in using such systems, may in the future lead to outcomes including a negative experience for users and marketers who use BNC’s products, compromised ability of BNC’s products to perform in a manner consistent with BNC’s terms, contracts, or policies, delayed product introductions or enhancements, targeting, measurement, or billing errors, compromised ability to protect the data of BNC’s users and/or BNC’s intellectual property or other data, or reductions in BNC’s ability to provide some or all of BNC’s services. In addition, any errors, bugs, vulnerabilities, or defects in BNC’s systems or the software and hardware on which BNC relies, failures to properly address or mitigate the technical limitations in BNC’s systems, or associated degradations or interruptions of service or failures to fulfill BNC’s commitments to BNC’s users, are expected to lead to outcomes including damage to BNC’s reputation, loss of users, loss of marketers, prevention of its ability to generate revenue, regulatory inquiries, litigation, or liability for fines, damages, or other remedies, any of which could adversely affect BNC’s business and financial results.

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Risks Related to askROI

We rely on an exclusive LLM licensing arrangement and a platform development agreement with the same primary developer, even though we maintain ownership of the askROI platform’s IP.

askROI’s AI-driven offerings depend on a proprietary LLM licensed under an exclusive agreement (the “License Agreement”) with a third-party provider (the “Licensor”), which also serves as the primary developer of our platform under a separate development agreement. Although we retain ownership of the askROI Platform’s intellectual property, our day-to-day innovation and updates rely heavily on the Licensor’s technical expertise, resources and timely performance.

If the License Agreement is terminated, expires, or becomes subject to unfavorable terms, we could lose or face restrictions on the proprietary LLM functionality integral to our product’s performance. Similarly, if disputes arise or the development agreement is breached, whether due to missed milestones, shifting priorities, or misaligned strategic objectives, our ability to maintain, enhance, and scale the platform could be severely compromised. Even though we technically own the underlying software, replacing a primary developer or transitioning to an alternative solution could be time-consuming, costly and risky, potentially delaying product rollouts and damaging customer relationships.

Because both the License Agreement and the platform development hinge on a single partner, a deterioration in our relationship with the Licensor could simultaneously threaten our AI functionality and our capacity to enhance the capability of the askROI Platform. Such a scenario would materially and adversely affect our competitiveness, financial condition, and prospects for growth.

Despite our multi-LLM routing model, performance or reliability issues with our primary development partner’s LLM could still harm our product quality and reputation.

Our new “routing model” allows us to tap into multiple LLMs, theoretically reducing reliance on one provider. However, our primary developer and Licensor remains the key source of certain proprietary AI functionalities and platform support, meaning that ongoing performance or reliability problems with its LLM technology could still cause significant product disruptions. Security breaches, downtime, or limited adaptability in the Licensor’s services may reduce customer satisfaction, delay important product updates or damage our brand. Since we do not control the Licensor’s internal operations, we are vulnerable to technical or strategic changes that could negatively impact our services.

askROI faces risks commonly associated with start-up companies.

askROI faces risks commonly associated with start-up companies. As a start-up company, askROI may face difficulties in validating market demand for its AI-powered insights platform, which could adversely impact its ability to attract and acquire customers. Further, enterprise sales cycles can be lengthy, particularly for a start-up company without an established track record. Prolonged sales cycles could strain askROI’s cash flow and hinder growth, and (iii) reliance on a few large customers could make askROI vulnerable to revenue volatility and adversely impact its bargaining power. If any of the foregoing risks were to materialize, askROI’s business and future prospects could be materially and adversely affected.

askROI faces adoption and integration and other challenges.

askROI faces adoption and integration challenges. Complex onboarding processes or steep learning curves could slow customer adoption and time-to-value realization. Further, its software could be difficult to integrate with a customer’s legacy systems, leading to challenges with customers’ legacy systems and tools. Any difficulties associated with the integration of different systems could limit askROI’s market penetration and customer satisfaction. In addition, the Licensor’s development team may have limited capacity to support askROI’s platform development needs, particularly if askROI were to begin seeing significant growth and require more rapid iterations and customizations. Also, the LLM technology may not be optimized for the scale and performance requirements of askROI’s growing user base, leading to performance bottlenecks and customer dissatisfaction. Additionally, as a new entrant in the market, askROI may struggle to establish brand awareness and credibility, making it harder to attract customers and partners. Similarly, any negative publicity or customer complaints could disproportionately impact askROI’s reputation as a startup, hindering its growth and ability to compete against established players. If any of the foregoing risks were to materialize, askROI’s business and future prospects could be materially and adversely affected.

Rapidly changing AI regulation may require significant adjustments and investments.

Governments and regulatory bodies worldwide are introducing new laws and guidelines for AI, data privacy, and automated decision-making. These regulations may force us to modify certain features, require additional transparency or auditing tools, or limit our platform’s functionality. Complying with emerging or conflicting rules across jurisdictions could raise operating costs or delay product rollouts. Failure to meet these requirements could result in fines, legal action, or reputational harm.

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Data privacy and security laws could increase compliance costs and limit our flexibility.

Various jurisdictions are adopting stricter data privacy and security regulations, such as the GDPR in the EU and certain U.S. state privacy laws. We must continually enhance our security measures, encryption protocols, and data handling procedures to remain compliant. These changes could increase our operational expenses. Any failure to comply with evolving data protection requirements may lead to enforcement actions, penalties, or erosion of customer trust.

Established technology companies with greater resources may outcompete us.

Larger technology firms with substantial financial and technical resources continue to expand their AI-driven offerings, sometimes bundling analytics solutions into broader enterprise software suites. These competitors may benefit from existing customer relationships, extensive R&D budgets, and powerful marketing capabilities. If they introduce more advanced or cost-effective solutions, we may find it difficult to retain or attract customers, thereby adversely impacting our revenue and market share.

Our future success depends on ongoing innovation and technological advancements.

The market for AI-driven analytics is evolving rapidly. We must invest in research and development to remain competitive in natural language processing, data visualization, and user experience. If we fail to keep pace with or anticipate market trends, or if the capabilities of our platform lag behind those of our competitors, our solutions may become less attractive, resulting in lost revenue and diminished market position.

Our platform’s integration with third-party tools and systems may present technical and operational risks.

askROI relies on seamless integration with a wide range of external applications, including customer relations management platforms, file storage providers, and communication tools. If these third parties modify their application programming interfaces, introduce incompatibilities, or discontinue services, we may need to invest significant resources to maintain compatibility. Difficulties integrating with common enterprise systems could hamper our ability to onboard new customers efficiently.

We rely on secure workspaces and knowledge bases that may still pose data exposure risks.

Even though we do not train the underlying LLM on customers’ proprietary information, we host and index their data within dedicated workspaces. Any unauthorized access, security breach, or deficiency in our data-protection measures could expose confidential information, leading to legal liability, regulatory scrutiny and reputational damage.

Inaccurate or biased AI outputs could expose us to reputational and legal risks.

Our AI-driven insights may occasionally generate incorrect or biased results. Such outcomes could lead customers to make flawed business decisions, undermine confidence in our platform, or result in litigation. Ongoing model validation and prompt issue resolution are crucial to mitigating these risks.

Our proprietary rights could be inadequately protected, leading to IP disputes.

The unique components of our platform and certain enhancements we develop may be subject to intellectual property protection. If we fail to enforce or defend our rights, or if third parties allege that our technology infringes on their IP, we could face costly litigation and be required to alter or cease certain offerings. Such disputes can disrupt operations and harm our reputation.

Customer retention risks could pose a challenge for askROI.

askROI may experience difficulties in retaining customers. Any failure on its part to achieve strong product-market fit could lead to high customer churn rates, as businesses may not perceive sufficient value in askROI’s offerings. Further, as a newly formed entity, askROI may struggle to provide the level of customer support expected by enterprise clients, which could have a materially adverse impact on customer satisfaction and retention. Finally, low barriers to entry and minimal switching costs in the AI and analytics market could make it easier for customers to move to competitors, thereby increasing askROI’s customer retention risks. If any of these developments were to occur, askROI’s business and future prospects could be materially and adversely affected.

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Ethical AI concerns.

The AI industry is commonly associated with ethical concerns, whether real or perceived, which askROI must overcome in order to successfully develop its business. Such concerns include the risk that unintended biases in askROI’s AI models could lead to discriminatory or unfair outcomes, damage the entity’s reputation and expose it to legal risks, and that difficulty in providing clear explanations for AI-generated insights could erode customer trust and hinder adoption of askROI’s product offerings. If askROI cannot substantially mitigate or prevent such concerns from arising, its business and future prospects could be materially and adversely affected.

Uncertain legal interpretations of emerging AI regulations could lead to operational constraints.

Because AI-related laws and guidelines are still developing, legal interpretations can vary widely across different regulators and courts. We may need to adjust our platform functionality or compliance processes in response to evolving interpretations, which could divert resources from other initiatives and slow innovation.

If we fail to effectively manage our growth, our business could suffer.

Rapid or poorly managed growth could lead to operational inefficiencies, resource strains, and quality control issues. We may also face challenges in maintaining our corporate culture or onboarding new staff quickly. If we cannot scale responsibly, product quality or customer satisfaction could decline, harming our market reputation.

Risks Related to TurnOnGreen

TurnOnGreen can provide no assurance of any successful expansion of its operations.

TurnOnGreen’s significant increase in the scope and the scale of its operations, including the hiring of additional personnel, has resulted in significantly higher operating expenses. TurnOnGreen anticipates that its operating expenses will continue to increase. Expansion of its operations may also make significant demands on its management, finances and other resources. Its ability to manage the anticipated future growth, should it occur, will depend upon a significant expansion of its accounting and other internal management systems and the implementation and subsequent improvement of a variety of systems, procedures and controls. TurnOnGreen cannot assure that significant problems in these areas will not occur. Failure to expand these areas and implement and improve such systems, procedures and controls in an efficient manner at a pace consistent with its business could have a material adverse effect on its business, financial condition and results of operations. TurnOnGreen cannot assure that attempts to expand its marketing, sales, manufacturing and customer support efforts will succeed or generate additional sales or profits in any future period. As a result of the expansion of its operations and the anticipated increase in its operating expenses, along with the difficulty in forecasting revenue levels, TurnOnGreen expects to continue to experience significant fluctuations in its results of operations.

Changes in U.S. and international trade policies, particularly with respect to China, and key trading countries, may adversely impact TurnOnGreen’s business and operating results.

TurnOnGreen currently relies on foreign third-party manufacturers, and parts suppliers, including those in China, Taiwan, Israel, and other countries. The U.S. government and persons involved in the Trump administration have made statements and taken certain actions that may lead to potential changes to U.S. and international trade policies. In April 2025, the U.S. government announced a combined total rate of at least 145%, which includes the 20% in place since February 2025 on imports from China. If maintained and if extended to other countries, tariffs, and the potential escalation of trade disputes with China and other countries could pose a significant risk to its business and could result in higher cost of revenues and operating expenses. The extent and duration of any tariffs and the resulting impact on general economic conditions and on its business are uncertain and depend on various factors, such as negotiations between the United States and China and/or other countries, the response of such countries, exemptions or exclusions that may be granted, availability.

TurnOnGreen is in a highly competitive EV charging services industry and there can be no assurance that TurnOnGreen will be able to compete with many of its competitors which are larger and have greater financial resources.

TurnOnGreen faces strong competition from competitors in the EV charging services industry, including competitors who could duplicate its model. Many of these competitors may have substantially greater financial, marketing and development resources and other capabilities than us. In addition, there are very few barriers to entry into the market for its services. There can be no assurance, therefore, that any of its current and future competitors, many of whom may have far greater resources, will not independently develop services that are substantially equivalent or superior to its services. Therefore, an investment in its company is very risky and speculative due to the competitive environment in which TurnOnGreen may operate.

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Its competitors may be able to provide customers with different or greater capabilities or benefits than TurnOnGreen can provide in areas such as technical qualifications, past contract performance, geographic presence and driver price. Further, many of its competitors may be able to utilize substantially greater resources and economies of scale to develop competing products and technologies, divert sales away from us by winning broader contracts or hire away its employees by offering more lucrative compensation packages.

Risks Related to Ownership of Our Class A Common Stock and Future Offerings

If we do not continue to satisfy the NYSE American continued listing requirements, our Class A common stock could be delisted from NYSE American.

The listing of our Class A common stock on the NYSE American is contingent on our compliance with the NYSE American’s conditions for continued listing.

We were notified by the NYSE American on December 18, 2024 that, due to our disclosure in our Form 10-Q filed for the fiscal period ended September 30, 2024, which reported stockholders’ equity of approximately $2.2 million, we no longer met the requirement that we must have no less than $6 million or more in stockholders’ equity pursuant to the listing standard set forth under Section 1003(a)(ii) and (iii) of the NYSE American Company Guide (the “Listing Standards”) because we have reported losses from continuing operations and/or net losses in five of our most recent fiscal years ended December 31, 2023. Under the applicable NYSE American listing rules, we were required to, no later than January 17, 2025, submit a compliance plan that demonstrates how we intend to regain compliance with the Listing Standards within 18 months of the receipt of the notice, or June 18, 2026. The compliance plan was submitted to the NYSE American on January 17, 2025. We have, at the request of the NYSE American, provided supplements to the original compliance plan. On March 4, 2025, the NYSE American notified us that we have been granted a listing extension until June 18, 2026 on the basis of the compliance plan we recently submitted to regain compliance with the Listing Standards.

If we do not make progress consistent with the plan during the plan period, the NYSE American will initiate delisting procedures. We will be subject to periodic reviews including quarterly monitoring for compliance with the plan. Additionally, if we were to fail to meet any other NYSE American listing requirement, we may be subject to delisting by the NYSE American. In the event our Class A common stock is no longer listed for trading on the NYSE American, our trading volume and share price may decrease and we may experience further difficulties in raising capital which could materially affect our operations and financial results. Further, delisting from the NYSE American could also have other negative effects, including potential loss of confidence by partners, lenders, suppliers and employees and could also trigger various defaults under our lending agreements and other outstanding agreements. Finally, delisting could make it harder for us to raise capital and sell securities. You may experience future dilution as a result of future equity offerings. In order to raise additional capital, we may in the future offer additional shares of our Class A common stock or other securities convertible into or exchangeable for our Class A common stock at prices that may not be the same as the price per share in this offering. We may sell shares or other securities in any other offering at a price per share that is less than the price per share paid by investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders. The price per share at which we sell additional shares of our Class A common stock, or securities convertible or exchangeable into common stock, in future transactions may be higher or lower than the price per share paid by existing investors.

You may experience future dilution as a result of future equity offerings.

In order to raise additional capital, we may in the future offer additional shares of our common stock or other securities convertible into or exchangeable for our common stock at prices that may not be the same as the price per share in this offering. We may sell shares or other securities in any other offering at a price per share that is less than the price per share paid by investors in this offering, and investors purchasing shares or other securities in the future could have rights superior to existing stockholders. The price per share at which we sell additional shares of our common stock, or securities convertible or exchangeable into common stock, in future transactions may be higher or lower than the price per share paid by investors.

Our Class A common stock price is volatile.

Our Class A common stock is listed on the NYSE American. In the past, our trading price has fluctuated widely, depending on many factors that may have little to do with our operations or business prospects. During the past 52-week period (through April 11, 2025), our stock closed at prices between $16.47 per share and $2.18 per share, as reported on Nasdaq.com. On April 11, 2025, the price of our Class A common stock closed at $2.35 per share.

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Stock markets, in general, have experienced, and continue to experience, significant price and volume volatility, and the market price of our Class A common stock may continue to be subject to similar market fluctuations unrelated to our operating performance or prospects. This increased volatility, coupled with depressed economic conditions, could continue to have a depressive effect on the market price of our Class A common stock. The following factors, many of which are beyond our control, may influence our stock price:

•	the status of our growth strategy including the development of new products with any proceeds we may be able to raise in the future;

•	announcements of technological or competitive developments;

•	announcements or expectations of additional financing efforts;

•	our ability to market new and enhanced products on a timely basis;

•	changes in laws and regulations affecting our business;

•	commencement of, or involvement in, litigation involving us;

•	regulatory developments affecting us, our customers or our competitors;

•	announcements regarding patent or other intellectual property litigation or the issuance of patents to us or our competitors or updates with respect to the enforceability of patents or other intellectual property rights generally in the US or internationally;

•	actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

•	changes in the market’s expectations about our operating results;

•	our operating results failing to meet the expectations of securities analysts or investors in a particular period;

•	changes in the economic performance or market valuations of our competitors;

•	additions or departures of our executive officers;

•	sales or perceived sales of our common stock by us, our insiders or our other stockholders;

•	share price and volume fluctuations attributable to inconsistent trading volume levels of our shares; and

•	general economic, industry, political and market conditions and overall fluctuations in the financial markets in the United States and abroad.

In addition, the securities markets have, from time to time, experienced significant price and volume fluctuations that are not related to the operating performance of particular companies. Any of these factors could result in large and sudden changes in the volume and trading price of our Class A common stock and could cause our stockholders to incur substantial losses. In the past, following periods of volatility in the market price of a company’s securities, stockholders have often instituted securities class action litigation against that company. If we were involved in a class action suit or other securities litigation, it would divert the attention of our senior management, require us to incur significant expense and, whether or not adversely determined, have a material adverse effect on our business, financial condition, results of operations and prospects.

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Volatility in our Class A common stock price may subject us to securities litigation.

Stock markets, in general, have experienced, and continue to experience, significant price and volume volatility, and the market price of our Class A common stock may continue to be subject to similar market fluctuations unrelated to our operating performance or prospects. This increased volatility, coupled with depressed economic conditions, could have a depressing effect on the market price of our Class A common stock.

In addition, the securities markets have, from time to time, experienced significant price and volume fluctuations that are not related to the operating performance of particular companies. Any of these factors could result in large and sudden changes in the volume and trading price of our Class A common stock and could cause our stockholders to incur substantial losses. In the past, following periods of volatility in the market price of a company’s securities, stockholders have often instituted securities class action litigation against that company. If we were involved in a class action suit or other securities litigation, it would divert the attention of our senior management, require us to incur significant expense and, whether or not adversely determined, have a material adverse effect on our business, financial condition, results of operations and prospects.

We have a substantial number of convertible notes, warrants and preferred stock outstanding that could affect our price.

Due to a number of financings, we have a substantial number of shares that are subject to issuance pursuant to outstanding convertible debt, warrants and options. As of April 14, 2025, the number of shares of Class A common stock subject to convertible notes, warrants, class B common stock, Series C Convertible Preferred Stock and Series G Preferred Stock were 8,248,865, 622,207, 4,995,724, 29,561,308 and 508,455, respectively. The issuance of Class A common stock pursuant to convertible notes, warrants and preferred stock at conversion or exercise prices lower than market prices may have the effect of limiting an increase in the market price of our Class A common stock.

General Risk Factors

Our limited operating history makes it difficult to evaluate our future business prospects and to make decisions based on our historical performance.

Although our executive officers have been engaged in the industries in which we operate for varying degrees of time, we did not begin operations of our current business until recently. We have a very limited operating history in our current form, which makes it difficult to evaluate our business on the basis of historical operations. As a consequence, it is difficult, if not impossible, to forecast our future results based upon our historical data. Reliance on our historical results may not be representative of the results we will achieve, and for certain areas in which we operate, principally those unrelated to defense contracting, will not be indicative at all. Because of the uncertainties related to our lack of historical operations, we may be hindered in our ability to anticipate and timely adapt to increases or decreases in sales, product costs or expenses. If we make poor budgetary decisions as a result of unreliable historical data, we could be less profitable or incur losses, which may result in a decline in our stock price.

Deterioration of global economic conditions could adversely affect our business.

The global economy and capital and credit markets have experienced exceptional turmoil and upheaval over the past several years. Ongoing concerns about the systemic impact of potential long-term and widespread recession and potentially prolonged economic recovery, volatile energy costs, fluctuating commodity prices and interest rates, volatile exchange rates, geopolitical issues, including the conflicts between Russia and Ukraine and between Israel and Hamas, natural disasters and pandemic illness, instability in credit markets, cost and terms of credit, consumer and business confidence and demand, a changing financial, regulatory and political environment, and substantially increased unemployment rates have all contributed to increased market volatility and diminished expectations for many established and emerging economies, including those in which we operate. Furthermore, austerity measures that certain countries may agree to as part of any debt crisis or disruptions to major financial trading markets may adversely affect world economic conditions and have an adverse impact on our business. These general economic conditions could have a material adverse effect on our cash flow from operations, results of operations and overall financial condition.

The availability, cost and terms of credit also have been and may continue to be adversely affected by illiquid markets and wider credit spreads. Concern about the stability of the markets generally, and the strength of counterparties specifically, has led many lenders and institutional investors to reduce credit to businesses and consumers. These factors have led to a decrease in spending by businesses and consumers over the past several years, and a corresponding slowdown in global infrastructure spending.

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Continued uncertainty in the U.S. and international markets and economies and prolonged stagnation in business and consumer spending may adversely affect our liquidity and financial condition, and the liquidity and financial condition of our customers, including our ability to access capital markets and obtain capital lease financing to meet liquidity needs.

If we fail to establish and maintain an effective system of internal control over financial reporting, we may not be able to report our financial results accurately or prevent fraud. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our Class A common stock.

Effective internal control over financial reporting is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. As a result, our small size and any current internal control deficiencies may adversely affect our financial condition, results of operations and access to capital. We have carried out an evaluation under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the most recent period covered by this report. Based on the foregoing, our principal executive officer and principal financial officer concluded that our disclosure controls and procedures were not effective at the reasonable assurance level due to the material weakness described below.

A material weakness is a deficiency, or a combination of deficiencies, within the meaning of Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 5, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. Management has identified the following material weakness which has caused management to conclude that as of December 31, 2024, our internal control over financial reporting (“ICFR”) was not effective at the reasonable assurance level.

We do not have sufficient resources in our accounting function, which restricts our ability to gather, analyze and properly review information related to financial reporting, including fair value estimates, in a timely manner. In addition, due to our size and nature, segregation of all conflicting duties may not always be possible and may not be economically feasible. However, to the extent possible, the initiation of transactions, the custody of assets and the recording of transactions should be performed by separate individuals. Management evaluated the impact of our failure to have segregation of duties during our assessment of our disclosure controls and procedures and concluded that the resulting control deficiency represented a material weakness.

We are currently working to improve and simplify our internal processes and implement enhanced controls to address the material weakness in our internal control over financial reporting and to remedy the ineffectiveness of our disclosure controls and procedures. This material weakness will not be considered to be remediated until the applicable remediated controls are operating for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

If our accounting controls and procedures are circumvented or otherwise fail to achieve their intended purposes, our business could be seriously harmed.

We evaluate our disclosure controls and procedures as of the end of each fiscal quarter, and annually review and evaluate our internal control over financial reporting in order to comply with the SEC’s rules relating to internal control over financial reporting adopted pursuant to the Sarbanes-Oxley Act of 2002. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. If we fail to maintain effective internal control over financial reporting or our management does not timely assess the adequacy of such internal control, we may be subject to regulatory sanctions, and our reputation may decline.

Our internal computer systems may fail or suffer security breaches, which could result in a material disruption of our operations.

Like any other business, we rely on e-mail and other digital communications methods as part of our normal operations. As such, our internal computer systems and servers could fail or suffer security breaches, possibly resulting in a material disruption to our operations. The secure operation of our IT networks and systems as well as the secure processing and maintenance of information is critical to our operations and business strategy. Notwithstanding these priorities, we have experienced attempts at cybercrime such as phishing and other electronic fraud, including efforts to misdirect payments to imposter vendors and service providers. After experiencing a financial loss due to e-mail fraud in November 2021, we have instituted greater internal controls and procedures, both electronic and non-electronic, to combat such fraudulent conduct. We also maintain an insurance policy to cover any losses or injuries suffered from cybercrime of this nature; however, it may not be sufficient to cover all damages. Despite our efforts, attempts at fraud such as spoofed e-mails, requests for payment and similar deceptions have become commonplace in the world of e-commerce and are expected to continue. If we are unable to prevent such security breaches in the future, these events or circumstances could materially and adversely affect our operations, financial condition and operating results and impair our ability to execute our business strategy.

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We face significant competition, including changes in pricing.

The markets for our products and services are both competitive and price sensitive. Many competitors have significant financial, operations, sales and marketing resources, plus experience in research and development, and compete with us by offering lower prices. Competitors could develop new technologies that compete with our products to achieve a lower unit price. If a competitor develops lower cost and/or superior technology or cost-effective alternatives to our products and services, our business could be seriously harmed.

The markets for some of our products are also subject to specific competitive risks because these markets are highly price sensitive. Our competitors have competed in the past by lowering prices on certain products. If they do so again, we may be forced to respond by lowering our prices. This would reduce sales revenues and increase losses. Failure to anticipate and respond to price competition may also impact sales and aggravate losses.

Many of our competitors are larger and have greater financial and other resources than we do.

Our products compete and will compete with similar if not identical products produced by our competitors. These competitive products could be marketed by well-established, successful companies that possess greater financial, marketing, distribution personnel, and other resources than we do. Using said resources, these companies can implement extensive advertising and promotional campaigns, both generally and in response to specific marketing efforts by competitors. They can introduce new products to new markets more rapidly. In certain instances, competitors with greater financial resources may be able to enter a market in direct competition with us, offering attractive marketing tools to encourage the sale of products that compete with our products or present cost features that consumers may find attractive.

Our growth strategy is subject to a significant degree of risk.

Our growth strategy through acquisitions involves a significant degree of risk. Some of the companies that we have identified as acquisition targets or made a significant investment in may not have a developed business or are experiencing inefficiencies and incur losses. Therefore, we may lose our investment in the event that these companies’ businesses do not develop as planned or that they are unable to achieve the anticipated cost efficiencies or reduction of losses.

Further, in order to implement our growth plan, we have hired additional staff and consultants to review potential investments and implement our plan. As a result, we have substantially increased our infrastructure and costs. If we fail to quickly find new companies that provide revenue to offset our costs, we will continue to experience losses. No assurance can be given that our product development and investments will produce sufficient revenues to offset these increases in expenditures.

Changes in the U.S. tax and other laws and regulations may adversely affect our business.

The U.S. Government may revise tax laws, regulations or official interpretations in ways that could have a significant adverse effect on our business, including modifications that could reduce the profits that we can effectively realize from our international operations, or that could require costly changes to those operations, or the way in which they are structured. For example, the effective tax rates for most U.S. companies reflect the fact that income earned and reinvested outside the U.S. is generally taxed at local rates, which may be much lower than U.S. tax rates. If we expand abroad and there are changes in tax laws, regulations or interpretations that significantly increase the tax rates on non-U.S. income, our effective tax rate could increase and our profits could be reduced. If such increases resulted from our status as a U.S. company, those changes could place us at a disadvantage to our non-U.S. competitors if those competitors remain subject to lower local tax rates.

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Our sales and profitability may be affected by changes in economic, business and industry conditions.

If the economic climate in the U.S. or abroad deteriorates, customers or potential customers could reduce or delay their technology investments. Reduced or delayed technology and entertainment investments could decrease our sales and profitability. In this environment, our customers may experience financial difficulty, cease operations and fail to budget or reduce budgets for the purchase of our products and professional services. This may lead to longer sales cycles, delays in purchase decisions, payment and collection, and can also result in downward price pressures, causing our sales and profitability to decline. In addition, general economic uncertainty and general declines in capital spending in the information technology sector make it difficult to predict changes in the purchasing requirements of our customers and the markets we serve. There are many other factors which could affect our business, including:

•	The introduction and market acceptance of new technologies, products and services;

•	New competitors and new forms of competition;

•	The size and timing of customer orders (for retail distributed physical product);

•	The size and timing of capital expenditures by our customers;

•	Adverse changes in the credit quality of our customers and suppliers;

•	Changes in the pricing policies of, or the introduction of, new products and services by us or our competitors;

•	Changes in the terms of our contracts with our customers or suppliers;

•	The availability of products from our suppliers; and

•	Variations in product costs and the mix of products sold.

These trends and factors could adversely affect our business, profitability and financial condition and diminish our ability to achieve our strategic objectives.

The rights of the holders of common stock may be impaired by the potential issuance of preferred stock.

Our certificate of incorporation gives our Board the right to create new series of preferred stock. As a result, the Board may, without stockholder approval, issue preferred stock with voting, dividend, conversion, liquidation or other rights which could adversely affect the voting power and equity interest of the holders of common stock. Preferred stock, which could be issued with the right to more than one vote per share, could be utilized as a method of discouraging, delaying or preventing a change of control. The possible impact on takeover attempts could adversely affect the price of our Class A common stock. We may issue shares of preferred stock in the future.

The requirements of being a public company may strain our resources, divert management’s attention and affect our ability to attract and retain qualified board members.

We are a public company and subject to the reporting requirements of the Exchange Act, and the Sarbanes-Oxley Act of 2002. The Exchange Act requires, among other things, that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires, among other things, that we maintain effective disclosure controls and procedures and internal controls for financial reporting. For example, Section 404 of the Sarbanes-Oxley Act requires that our management report on the effectiveness of our internal controls structure and procedures for financial reporting. Section 404 compliance may divert internal resources and will take a significant amount of time and effort to complete. If we fail to maintain compliance under Section 404, or if our internal control over financial reporting continues to not be effective as defined under Section 404, we could be subject to sanctions or investigations by the NYSE American, the SEC, or other regulatory authorities. Furthermore, investor perceptions of our company may suffer, and this could cause a decline in the market price of our Class A common stock. Any failure of our internal controls could have a material adverse effect on our stated results of operations and harm our reputation. If we are unable to implement these changes effectively or efficiently, it could harm our operations, financial reporting or financial results and could result in an adverse opinion on internal controls from our independent auditors. We may need to hire a number of additional employees with public accounting and disclosure experience in order to meet our ongoing obligations as a public company, particularly if we become fully subject to Section 404 and its auditor attestation requirements, which will increase costs. Our management team and other personnel will need to devote a substantial amount of time to new compliance initiatives and to meeting the obligations that are associated with being a public company, which may divert attention from other business concerns, which could have a material adverse effect on our business, financial condition and results of operations.

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We have identified material weaknesses in our internal control over financial reporting and may identify additional material weaknesses in the future or otherwise fail to maintain an effective system of internal controls, which may result in material misstatements of our financial statements or cause us to fail to meet our periodic reporting obligations.

We are required to comply with certain provisions of Section 404 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”). Section 404 requires that we document and test our internal control over financial reporting and issue management’s assessment of our internal control over financial reporting. Management assessed the effectiveness of our internal control over financial reporting as of December 31, 2024. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis. Based on our assessment, as of December 31, 2024, we concluded that our internal control over financial reporting contained material weaknesses.

The weakness will not be considered remediated, however, until the applicable controls operate for a sufficient period of time and our management has concluded, through testing, that these controls are operating effectively. If we fail to comply with the requirements of Section 404 of the Sarbanes-Oxley Act, the accuracy and timeliness of the filing of our annual and quarterly reports may be materially adversely affected and could cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our Class A common stock. In addition, a material weakness in the effectiveness of our internal control over financial reporting could result in an increased chance of fraud and the loss of customers, reduce our ability to obtain financing and require additional expenditures to comply with these requirements, each of which could have a material adverse effect on our business, results of operations and financial condition.

The elimination of monetary liability against our directors, officers and employees under law and the existence of indemnification rights for or obligations to our directors, officers and employees may result in substantial expenditures by us and may discourage lawsuits against our directors, officers and employees.

Our certificate of incorporation contains a provision permitting us to eliminate the personal liability of our directors to us and our stockholders for damages for the breach of a fiduciary duty as a director or officer to the extent provided by Delaware law. We may also have contractual indemnification obligations under any future employment agreements with our officers. The foregoing indemnification obligations could result in us incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and the resulting costs may also discourage us from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our stockholders against our directors and officers even though such actions, if successful, might otherwise benefit us and our stockholders.

We do not anticipate paying cash dividends on our common stock and, accordingly, stockholders must rely on stock appreciation for any return on their investment.

We have never declared or paid cash dividends on our Class A common stock and do not expect to do so in the foreseeable future. The declaration of dividends is subject to the discretion of our Board and will depend on various factors, including our operating results, financial condition, future prospects and any other factors deemed relevant by our Board. You should not rely on an investment in our company if you require dividend income from your investment in our company. The success of your investment will likely depend entirely upon any future appreciation of the market price of our Class A common stock, which is uncertain and unpredictable. There is no guarantee that our Class A common stock will appreciate in value.

ITEM 1B.	UNRESOLVED STAFF COMMENTS

Because we are a smaller reporting company, this section is not applicable.

ITEM 1C.	CYBERSECURITY

Information Security Program:

The mission of our information security program is to design, implement, and maintain a comprehensive information security program that protects our systems, services, and data against unauthorized access, disclosure, modification, damage, and loss. Our information security program is comprised of internal and external security and technology professionals who work collaboratively to identify, assess, manage, and mitigate cybersecurity risks and threats across the Company, our subsidiaries, and third-party contractors.

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We recognize the importance of effectively managing material risks associated with cybersecurity threats, as defined in Item 106(a) of Regulation S-K. Our risk management program integrates the monitoring and management of these risks and threats and is informed by applicable laws, regulations, industry standards, and best practices. We continue to invest in information security resources to mature, expand, and adapt our capabilities to address emerging cybersecurity risks and threats.

Our information security organization is committed to maintaining a robust and resilient security posture that enables us to protect our assets, maintain our stakeholders' trust, and support our business's overall success.

Cybersecurity Risk Management and Strategy

Our cybersecurity risk management and strategy are integral components of our comprehensive information security program. They guide our continuous efforts to evaluate and improve the confidentiality, integrity, and availability of our critical systems, data, and operations.

We have adopted an Information Security Policy (the “Info-Sec Policy”) and an Incident Response Plan (the “Response Plan”) that establish administrative, physical, and technical controls and procedures to protect sensitive data throughout the Company. These policies also outline processes to assess, identify, manage, and report cybersecurity risks and incidents. The Info-Sec Policy applies to all persons working for the Company and any third parties working with us in any capacity.

Our approach to controls and risk management is informed by applicable laws and regulations, as well as industry standards and best practices. These serve as a guide to help us identify, assess, and manage cybersecurity controls and risks relevant to our business.

Our cybersecurity risk management program includes:

1.	Identifying cybersecurity risks that could impact our facilities, third-party vendors/partners, operations, critical systems, information, and broader enterprise information technology environment. Risks are informed by threat intelligence, current and historical adversarial activity, and industry-specific threats;

2.	Performing cybersecurity risk assessments to evaluate our readiness if the risks were to materialize;

3.	Ensuring risk is addressed and tracking any necessary remediation through an action plan;

4.	Analyzing all third-party vendors for compliance with our internal Info-Sec Policy to assess potential risks associated with their security controls. We generally require third parties to maintain security controls, notify us promptly of any data breach or cybersecurity incident that may impact our data, and provide written assurance of corrective actions; and

5.	Engaging and utilizing a comprehensive suite of security solutions, including enterprise mobility management, endpoint protection, secure file transfer, and security information and event management to monitor and actively respond to cybersecurity threats. These solutions work together to secure our endpoints, protect against malware, ensure the safe transfer of files, and provide our cybersecurity team with the functionality to build alerts on specific use cases that are important and unique to our business.

Cybersecurity Governance

Our Board oversees cybersecurity risk as part of its overall risk oversight function. Our information technology department (the “IT Department”), which functions as our Information Security Advisory Team, is responsible for managing our information security program and implementing cybersecurity risk management practices. The IT Department is led by our Chief Information Officer, who oversees our cybersecurity strategy and ensure its alignment with business objectives.

The IT Department collaborates with various stakeholders across the organization to identify, assess, and mitigate cybersecurity risks. They regularly monitor and adapt our information security program to address the evolving threat landscape.

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In the event of a cybersecurity incident, the IT Department promptly reports the matter to the Executive Committee, which consists of our senior leadership team. The Executive Committee is responsible for assessing the severity and potential impact of the incident and determining the appropriate course of action. The Executive Committee keeps the Board informed of significant cybersecurity incidents and provides updates on the overall status of our cybersecurity program as needed.

This governance structure ensures that cybersecurity risks are effectively managed by the IT Department, with oversight from the Executive Committee and the Board. It maintains clear lines of communication and accountability, enabling timely decision-making and response to cybersecurity matters.

In 2023, we did not identify any cybersecurity threats that have materially affected or are reasonably likely to materially affect our business strategy, results of operations or financial condition. However, despite our efforts, we may not successfully eliminate all risks from cybersecurity threats and can provide no assurance that undetected cybersecurity incidents have not occurred.

ITEM 2.	PROPERTIES

Our corporate headquarters office utilizes 10,274 square feet of leased office space in Las Vegas, Nevada. Our Las Vegas leases expire in July 2026. The annual base rent under the leases, payable on a monthly basis, was approximately $0.2 million during 2024.

We also lease additional corporate offices in Costa Mesa, California and New York, New York. Our New York lease expires in December 2030 and our Costa Mesa lease expires in December 2027. The annual base rent under the leases, payable on a monthly basis, was approximately $0.3 million during 2024.

We own a 617,000 square foot data center in Dowagiac, Michigan, in which we operate our crypto assets mining operations for Sentinum, in addition to renting commercial office and warehouse space.

Our TurnOnGreen segment leases 39,965 square feet of office, engineering, laboratory and warehouse space in two locations in Milpitas, California. One of the leases previously expired and is now on a month-to-month basis, while the remaining lease expires on January 2026. The annual base rent under the leases, payable on a monthly basis, was approximately $0.7 million during 2024.

Our Energy segment crane rental business leases 27,909 square feet of commercial buildings and 10 acres of land in Carthage, Texas, Clinton, Oklahoma, Houston, Texas, and Robstown, Texas. Our leases expire between May 2025 and April 2027. The annual base rent under the leases, payable on a monthly basis, was approximately $0.5 million in 2024.

We currently anticipate that the current leased space will be sufficient to support our current and foreseeable future needs.

ITEM 3.	LEGAL PROCEEDINGS

Litigation Matters

The Company is involved in litigation arising from other matters in the ordinary course of business. We are regularly subject to claims, suits, regulatory and government investigations, and other proceedings involving labor and employment, commercial disputes, and other matters. Such claims, suits, regulatory and government investigations, and other proceedings could result in fines, civil penalties, or other adverse consequences.

Certain of these outstanding matters include speculative, substantial or indeterminate monetary amounts. We record a liability when we believe that it is probable that a loss has been incurred and the amount can be reasonably estimated. If we determine that a loss is reasonably possible and the loss or range of loss can be estimated, we disclose the reasonably possible loss. We evaluate developments in our legal matters that could affect the amount of liability that has been previously accrued, and the matters and related reasonably possible losses disclosed, and make adjustments as appropriate. Significant judgment is required to determine both likelihood of there being and the estimated amount of a loss related to such matters.

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Arena Litigation

Arena Investors, LP (ROI Litigation)

On May 30, 2024, Arena Investors, LP (“Arena”), in its capacity as collateral agent for five noteholders, filed a Complaint (the “ROI Complaint”) in the Supreme Court of the State of New York, County of New York against the Company and ROI, in action captioned Arena Investors, LP v. Ault Alliance, Inc. and RiskOn International, Inc., Index No. 652792/2024.

The ROI Complaint asserts a cause of action for breach of contract against the Company based on a Guaranty, dated April 27, 2023, and entered into, amongst others, the Company and Arena, and seeks damages in the amount of in excess of $3.75 million, plus interest, attorneys’ fees, costs, expenses, and disbursements.

The ROI Complaint also asserts a cause of action for breach of contract against ROI based on an alleged breach of that certain Security Agreement, dated April 27, 2023, and entered into among ROI and Arena. In connection with this cause of action, Arena seeks, among other things, costs and expenses from the Company and ROI.

On July 31, 2024, the Company and ROI filed a motion to dismiss seeking to partially dismiss the ROI Complaint, as against the Company, and to dismiss the ROI Compliant, in its entirety, as against ROI.

On or about January 21, 2025, the Court entered an order denying the part of the motion which sought partial dismissal of the ROI Complaint, as against Company, and granting the part of the motion which sought dismissal of the ROI Complaint, in its entirety, as against ROI.

On February 18, 2025, the Company filed an Answer to the ROI Complaint and asserted numerous affirmative defenses.

Based on the Company’s assessment of the facts underlying the claims, the uncertainty of litigation, and the preliminary stage of the case, the Company cannot reasonably estimate the potential loss or range of loss that may result from this action. Notwithstanding, the Company has recorded the unpaid portion of the notes. An unfavorable outcome may have a material adverse effect on the Company’s business, financial condition and results of operations.

Other Litigation Matters

With respect to our other outstanding matters, based on our current knowledge, we believe that the amount or range of reasonably possible loss will not, either individually or in aggregate, have a material adverse effect on our business, consolidated financial position, results of operations, or cash flows. However, the outcome of such matters is inherently unpredictable and subject to significant uncertainties.

ITEM 4.	MINE SAFETY DISCLOSURES

Not applicable.

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PART II

ITEM 5.	MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Our Class A common stock is listed on the NYSE American under the symbol GPUS.

Record Holders

As of April 14, 2025, 1,529,995 shares of our Class A common stock were issued and outstanding and were owned by four holders of record. A number of holders of our Class A common stock are “street name” or beneficial holders whose shares of record are held by banks, brokers, and other financial institutions.

Dividend Policy

We have not declared or paid any cash dividends since our inception, and we do not intend to pay any cash dividends in the foreseeable future. The declaration of dividends in the future, if any, will be at the discretion of our Board and will depend upon our earnings, capital requirements, and financial position.

Equity Compensation Information

 The information required by this item regarding equity compensation plans is incorporated by reference to the information set forth in Item 12 of this Annual Report on Form 10-K.

Recent Sales of Unregistered Securities

Not applicable.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

None.

ITEM 6.	RESERVED

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Cautionary Note Regarding Forward-Looking Statements

This Annual Report on Form 10-K contains forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Such forward-looking statements include statements regarding, among others, (a) our expectations about possible business combinations, (b) our growth strategies, (c) our future financing plans, and (d) our anticipated needs for working capital. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “approximate,” “estimate,” “believe,” “intend,” “plan,” “budget,” “could,” “forecast,” “might,” “predict,” “shall” or “project,” or the negative of these words or other variations on these words or comparable terminology. This information may involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed or implied by any forward-looking statements. These statements may be found in this Annual Report.

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Forward-looking statements are based on our current expectations and assumptions regarding our business, potential target businesses, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” in this Annual Report, changes in local, regional, national or global political, economic, business, competitive, market (supply and demand) and regulatory conditions and the following:

•	Adverse economic conditions;
•	Our ability to effectively execute our business plan;
•	Inability to raise sufficient additional capital to operate our business;
•	Our ability to manage our expansion, growth and operating expenses;
•	Our ability to evaluate and measure our business, prospects and performance metrics;
•	Our ability to compete and succeed in highly competitive and evolving industries;
•	Our ability to respond and adapt to changes in technology and customer behavior;
•	Our ability to protect our intellectual property and to develop, maintain and enhance a strong brand; and
•	Other specific risks referred to in the section entitled “Risk Factors”.

We caution you therefore that you should not rely on any of these forward-looking statements as statements of historical fact or as guarantees or assurances of future performance. All forward-looking statements speak only as of the date of this Annual Report. We undertake no obligation to update any forward-looking statements or other information contained herein unless required by law.

Information regarding market and industry statistics contained in this Annual Report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. Except as required by U.S. federal securities laws, we have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See the section entitled “Risk Factors” for a more detailed discussion of risks and uncertainties that may have an impact on our future results.

In this Annual Report, the “Company,” “we,” “us” and “our” refer to Hyperscale Data, Inc., a Delaware corporation formerly known as Ault Alliance, which was incorporated in September 2017. Hyperscale Data is a diversified holding company pursuing growth by acquiring undervalued businesses and disruptive technologies with a global impact.

Through our wholly- and majority-owned subsidiaries and strategic investments, we own and operate a data center at which we mine Bitcoin, and provide mission-critical products that support a diverse range of industries, including a metaverse platform, crane services, defense, industrial and automotive. In addition, we extend credit to select entrepreneurial businesses through a licensed lending subsidiary.

We own Ault Capital Group, Inc. (“Ault Capital”), which in turn either wholly owns or has a direct controlling interest in, among other entities, (i) Ault Lending, LLC (“Ault Lending”), (ii) RiskOn International, Inc., formerly known as BitNile Metaverse, Inc. (“ROI”), which wholly owns BitNile.com, Inc. (“BNC”), (iii) askROI, Inc. (“askROI”), (iv) Ault Global Real Estate Equities, Inc. (“AGREE”), (v) Eco Pack Technologies, Inc. (“Eco Pack”), (vi) Ault Aviation, LLC (“Ault Aviation”), (vii) Circle 8 Holdco LLC (“Circle 8 Holdco”), which wholly owns Circle 8 Crane Services, LLC (“Circle 8”), and (viii) TurnOnGreen, Inc. (“TurnOnGreen”), which wholly owns TOG Technologies, Inc. and Digital Power Corporation. We consolidate ROI as a variable interest entity.

Recent Events and Developments

On November 15, 2024, we announced the distribution of 5.0 million shares of our Class B Common Stock (the “Class B Common Stock”) to all holders of our Class A common stock and Series C Convertible Preferred Stock on an as-converted basis. The record date for this dividend was November 29, 2024, and the payment date is December 16, 2024. There is currently no public trading market for the Class B Common Stock. While we presently intend to seek to have the Class B Common Stock listed for trading on the NYSE American within the foreseeable future, there can be no assurance when, or if, such a listing will occur. The Class B Common Stock is identical to the currently outstanding Class A common stock, with the exception that each share thereof carries 10 times the voting power of a share of Class A common stock. The Class B Common Stock is convertible at any time after the payment date into Class A common stock on a one-for-one basis.

On November 20, 2024, pursuant to the approval provided by our stockholders at the annual meeting of stockholders held on June 28, 2024, we filed an Amendment to our Certificate of Incorporation with the State of Delaware to effectuate a reverse stock split of our Class A common stock affecting the issued and outstanding number of such shares by a ratio of one-for-thirty-five. The reverse stock split became effective on November 22, 2024. All share amounts in this Annual Report have been updated to reflect the reverse stock split.

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On November 26, 2024, we announced the distribution of 1.0 million shares of our Series F Exchangeable Preferred Stock (“Series F Preferred Stock”) to holders of Class A common stock and Series C Convertible Preferred Stock on an as-converted basis. The record date for this dividend was December 13, 2024, and the payment date was December 23, 2024. The Series F Preferred Stock has a $1.00 liquidation preference and will not pay a dividend. Each share of Series F Preferred Stock will be exchangeable, at the option of its holder, for (i) 10 shares of Class A Common Stock of Ault Capital and (ii) five shares of Class B Common Stock of Ault Capital, at any time beginning on the later of (i) one year after issuance of the Series F Preferred Stock and (ii) the date of the registration under the Securities Act of 1933, as amended, of all of the foregoing shares of Ault Capital Class A Common Stock and Ault Capital Class B Common Stock. Once the Series F Preferred Stock has been exchanged into shares of Ault Capital Class A Common Stock and Class B Common Stock, our sole business will be our ownership of Sentinum, Inc. through which we operate our Bitcoin mining business as well as its HPC and AI operations.

On December 13, 2024 (the “Closing Date”), Third Avenue Apartments LLC (“Third Avenue”), which was a subsidiary of AGREE, completed the sale of its real property located at the southeast corner of 5th Street North and 3rd Avenue North in St. Petersburg, Florida (the “Property”). The Property was sold on the Closing Date to Cats Mirror Lake, LLC (the “Buyer”) pursuant to a contract of sale, as amended entered into by Third Avenue and the Buyer. The sale price for the property was $13.0 million. In February 2025, Third Avenue filed a certificate of cancellation with the Delaware Secretary of State.

On December 21, 2024, we entered into a securities purchase agreement (the “December 2024 SPA”) with Ault & Company, pursuant to which we agreed to sell, in one or more closings, to Ault & Company up to 25,000 shares of Series G convertible preferred stock (“Series G Preferred Stock”) and warrants to purchase up to 4.2 million shares of Class A common stock (the “Series G Warrants”) for a total purchase price of up to $25.0 million. The December 2024 SPA provides that the financing may be conducted through one or more closings. Through April 14, 2025, pursuant to the December 2024 SPA, we have sold to Ault & Company 960 shares of Series G Preferred Stock and Series G Warrants to purchase 162,217 shares of Class A common stock, for a purchase price of $1.0 million.

Each share of Series G Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Class A common stock at a conversion price equal to the greater of (i) $0.10 per share, and (ii) the lesser of (A) $6.74 or (B) 105% of the volume weighted average price of the Class A common stock during the 10 trading days immediately prior to the date of conversion. The holders of Series G Preferred Stock are entitled to cumulative cash dividends at an annual rate of 9.5%, or $95.00 per share, based on the stated value per share. Dividends shall accrue for 10 years from the date of issuance of such shares of Series G Preferred Stock and are payable monthly in arrears. For the first two years, we may elect to pay the dividend amount in shares of Class A common stock rather than cash. The holders of the Series G Preferred Stock are entitled to vote with the Class A common stock as a single class on an as-converted basis.

On March 28, 2025, our majority owned subsidiary, Avalanche International Corp. (“AVLP”), filed a petition for liquidation under Chapter 7 of the bankruptcy laws. The filing placed AVLP under the control of the bankruptcy court, which will oversee its liquidation. As a result, we no longer consider AVLP as a subsidiary of ours.

On March 31, 2025, we entered into a securities purchase agreement with an institutional investor pursuant to which we agreed to sell up to 50,000 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) for a total purchase price of up to $50.0 million. The securities purchase agreement provides that the transaction shall be conducted through 49 separate tranche closings, provided, however, that the investor has the ability, exercisable in its sole discretion, to purchase any number of shares of Series B Preferred Stock prior to the dates of the tranche closings provided for in the securities purchase agreement. The initial tranche closing, which will close promptly after the investor has converted out of the Exchange Note, will consist of the sale and issuance to the investor of 2,000 shares of Series B Preferred Stock for an aggregate of $2.0 million. Pursuant to the securities purchase agreement, provided certain closing conditions have been met, the investor shall purchase up to 4,800 shares of Series B Preferred Stock on a monthly basis, with the investor being required to purchase 1,000 shares per month.

Each share of Series B Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Class A common stock at a at a conversion price equal the lesser of a 25% discount to our volume weighted average price during the five trading days immediately prior to (A) the date of execution of the securities purchase agreement or (B) the date of conversion into shares of Class A common stock, but not greater than $10.00 per share. Notwithstanding the foregoing, in no event shall the Series B Preferred Stock be convertible at less than the Floor Price. The holders of Series B Preferred Stock are entitled to cumulative cash dividends at an annual rate of 15%, or $150.00 per share, based on the stated value per share. Dividends shall accrue for as long as any shares of Series B Preferred Stock remain issued and outstanding and are payable monthly in arrears. For the first two years, we may elect to pay the dividend amount in additional shares of Series B Preferred Stock rather than cash. The holders of the Series B Preferred Stock are entitled to vote with the Class A common stock as a single class on an as-converted basis.

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Presentation of GIGA as Discontinued Operations

On August 14, 2024, our majority owned subsidiary, Gresham Worldwide, Inc. (“GIGA”), filed a petition for reorganization under Chapter 11 of the bankruptcy laws. The filing placed GIGA under the control of the bankruptcy court, which oversees its reorganization and restructuring process. We assessed the inherent uncertainties associated with the outcome of the Chapter 11 reorganization process and the anticipated duration thereof, and concluded that it was appropriate to deconsolidate GIGA and its subsidiaries effective on the petition date. We recognized a gain on deconsolidation of GIGA of $2.0 million during the year ended December 31, 2024, which is included in net gain (loss) from discontinued operations.

In connection with the Chapter 11 reorganization process, we concluded that the operations of GIGA met the criteria for discontinued operations as this strategic shift will have a significant effect on our operations and financial results. As a result, we have presented the results of operations, cash flows and financial position of GIGA as discontinued operations in the accompanying consolidated financial statements and notes for all periods presented.

Change in Plan of Sales of AGREE Hotel Properties

On April 30, 2024, we had a change in plan of sale for our four hotels owned and operated by AGREE. As a result, as of April 30, 2024, the assets no longer met the held for sale criteria and were required to be reclassified as held and used at the lower of adjusted carrying value or the fair value at the date of the not to sell.

For presentation purposes, the assets and liabilities previously held for sale as of December 31, 2023, were reclassified in the December 31, 2023 balance sheet in the accompanying financial statements back to their original asset and liability groups at their previous carrying values. In connection with this change in plan of sale, we recorded a loss on impairment of property and equipment related to the real estate assets of AGREE of $8.0 million during the year ended December 31, 2024.

General

As a holding company, our business objective is to increase stockholder value through developing and growing our subsidiaries. Under the strategy we have adopted, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to stockholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize stockholder value. We anticipate returning value to stockholders after satisfying our debt obligations and working capital needs.

From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary or partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our stockholders’ best interests, we will seek to sell all or a portion of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities and, in the case of publicly traded partner companies, sales of their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings and directed share subscription programs. We will continue to consider these (or similar) initiatives and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our stockholders.

In recent years, we have provided capital and relevant expertise to fuel the growth of businesses in AI software platform, social gaming platform, equipment rental services, defense, industrial and hotel operations. We have provided capital to subsidiaries as well as partner companies in which we have an equity interest or may be actively involved, influencing development through board representation and management support.

We are a Delaware corporation with our corporate office located at 11411 Southern Highlands Pkwy, Suite 190, Las Vegas, NV 89141. Our phone number is 949-444-5464 and our website address is https://hyperscaledata.com/.

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Results of Operations

Results of Operations for the Years ended December 31, 2024 and 2023

The following table summarizes the results of our operations for the years ended December 31, 2024 and 2023.

	For the Year Ended December 31,
	2024	2023
Revenue, crane operations	$47,475,000	$49,198,000
Revenue, crypto assets mining	30,598,000	33,107,000
Revenue, hotel and real estate operations	18,891,000	17,577,000
Revenue, lending and trading activities	1,893,000	(1,998,000)
Revenue	7,805,000	36,962,000
Total revenue	106,662,000	134,846,000
Cost of revenue, crane operations	30,745,000	29,971,000
Cost of revenue, crypto assets mining	34,338,000	36,446,000
Cost of revenue, hotel and real estate operations	12,928,000	12,300,000
Cost of revenue, lending and trading activities	(1,205,000)	1,180,000
Cost of revenue, products	5,639,000	30,165,000
Total cost of revenue	82,445,000	110,062,000
Gross profit	24,217,000	24,784,000
Operating expenses
Research and development	11,011,000	4,418,000
Selling and marketing	14,019,000	31,653,000
General and administrative	35,245,000	68,200,000
Impairment of property and equipment	19,446,000	26,445,000
Impairment of goodwill and intangible assets	1,500,000	42,880,000
Impairment of mined crypto assets	-	489,000
Total operating expenses	81,221,000	174,085,000
Loss from operations	(57,004,000)	(149,301,000)
Other income (expense):
Interest and other income	2,236,000	4,444,000
Interest expense	(19,671,000)	(44,314,000)
Other expense, guarantee	-	(35,400,000)
Gain on conversion of investment in equity securities to marketable equity securities	17,900,000	-
Gain (loss) on extinguishment of debt	2,981,000	(7,322,000)
Loss on extinguishment of debt, related party	-	(4,164,000)
Loss from investment in unconsolidated entity	(1,958,000)	(302,000)
Loss on deconsolidation of subsidiary	-	(3,040,000)
Impairment of equity securities	(6,266,000)	(9,555,000)
Change in fair value of warrant liability	-	6,319,000
Gain on the sale of fixed assets	79,000	2,069,000
Total other expense, net	(4,699,000)	(91,265,000)
Loss before income taxes	(61,703,000)	(240,566,000)
Income tax provision	56,000	348,000
Net loss from continuing operations	(61,759,000)	(240,914,000)
Net loss from discontinued operations	(779,000)	(12,355,000)
Net loss	(62,538,000)	(253,269,000)
Net loss attributable to non-controlling interest	6,334,000	22,242,000
Net loss attributable to Hyperscale Data, Inc.	(56,204,000)	(231,027,000)
Preferred dividends	(5,277,000)	(1,375,000)
Net loss available to common stockholders	$(61,481,000)	$(232,402,000)
Comprehensive loss
Net loss available to common stockholders	$(61,481,000)	$(232,402,000)
Other comprehensive loss
Foreign currency translation adjustment	(66,000)	(698,000)
Other comprehensive income	(66,000)	(698,000)
Total comprehensive loss	$(61,547,000)	$(233,100,000)

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Revenues

Revenues by segment for the years ended December 31, 2024 and 2023 were as follows:

	For the Year Ended December 31,		Increase
	2024	2023	(Decrease)%
Sentinum
Revenue, crypto assets mining	$30,598,000	$33,107,000	$(2,509,000)	-8%
Revenue, commercial real estate leases	876,000	1,416,000	(540,000)	-38%
Energy
Revenue, crane operations	47,475,000	49,198,000	(1,723,000)	-4%
Other	116,000	130,000	(14,000)	-11%
AGREE	18,015,000	16,161,000	1,854,000	11%
SMC	-	31,557,000	(31,557,000)	-100%
TurnOnGreen	4,913,000	4,201,000	712,000	17%
Fintech
Revenue, lending and trading activities	1,893,000	(1,998,000)	3,891,000	n/m
ROI	253,000	305,000	(52,000)	-17%
Other	2,523,000	769,000	1,754,000	228%
Total revenue	$106,662,000	$134,846,000	$(28,184,000)	-21%

n/m - not meaningful

Sentinum

Revenues from Sentinum’s crypto assets mining operations decreased $2.5 million to $30.6 million for the year ended December 31, 2024, compared to $33.1 million for the year ended December 31, 2023. The decrease was due primarily to a $4.1 million decline in revenue from mined crypto assets at Sentinum owned and operated facilities, partially offset by a $1.6 million increase in revenue from Sentinum crypto mining equipment hosted at third-party facilities. The $4.1 million decrease in revenue from mined crypto assets at Sentinum owned and operated facilities was due to the April 2024 Bitcoin halving event that occurred on the Bitcoin network and a 70% increase in the average Bitcoin mining difficulty level, partially offset by a 129% increase in the average Bitcoin price for the year ended December 31, 2024, compared to the corresponding period in 2023.

Energy

Energy revenues from Circle 8’s crane operations decreased by $1.7 million, or 4%, for the year ended December 31, 2024, remaining essentially flat compared to the prior period. This decrease was primarily due to competitive pricing pressures and lower utilization of the crane fleet, as five cranes were out of service during the year ended December 31, 2024.

Fintech

Revenues from our lending and trading activities were $1.9 million for the year ended December 31, 2024, driven primarily by $2.4 million in realized gains from trading activities and $2.7 million in fee income, partially offset by a $0.6 million unrealized loss from our investment in Alzamend and a $2.4 million impairment for equity securities that did not have readily determinable fair values related to Fintech lending operations. In comparison, revenues from lending and trading activities for the same period in 2023 were negative $2.0 million, driven primarily by a $5.6 million unrealized loss from our investment in Alzamend and a $6.2 million impairment for equity securities that did not have readily determinable fair values related to Fintech lending operations, partially offset by $11.0 million in net realized and unrealized gains on investments in marketable equity securities.

Revenues from our trading activities for the year ended December 31, 2024 included net gains on equity securities, including unrealized gains and losses from market price changes. These gains and losses have caused, and will continue to cause, significant volatility in our periodic earnings.

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SMC

Due to the significant change in our ownership and voting rights, we determined that we no longer met the criteria of the primary beneficiary and, accordingly, we deconsolidated SMC as of November 20, 2023. SMC revenues were $0 for the year ended December 31, 2024, a decrease of $31.6 million compared to the corresponding period in 2023.

TurnOnGreen

TurnOnGreen’s revenues increased by $0.7 million, to $4.9 million for the year ended December 31, 2024, compared to $4.2 million in the corresponding period in 2023. This rise was primarily due to higher sales from a single, higher-margin customer in the defense industry during the year ended December 31, 2024.

Other

Other revenues increased by $1.8 million, to $2.5 million for the year ended December 31, 2024, compared to $0.8 million in the corresponding period in 2023. This rise was primarily due to higher corporate aircraft charter revenue from third parties.

Gross Margins

Gross margins rose to 23% for the year ended December 31, 2024, compared to 18% for the same period in 2023. This increase was influenced by our lending and trading activities, which contributed favorably to our gross margins for the year ended December 31, 2024 and unfavorably to our gross margins for the year ended December 31, 2023. In both periods, gross margins were adversely affected by negative margins from our crypto assets mining operations. Excluding the impacts of both our lending and trading activities and our crypto assets mining operations, adjusted gross margins for the year ended December 31, 2024, and 2023 would have been 34% and 30%, respectively. Gross margins improved due to the deconsolidation of the lower margin of SMC’s business.

Research and Development

Research and development expenses increased by $6.6 million to $11.0 million for the year ended December 31, 2024, from $4.4 million in the prior corresponding period, due to increased expenditures primarily related to development work on ROI’s social gaming platform and askROI’s AI-powered platform.

Selling and Marketing

Selling and marketing expenses were $14.0 million for the year ended December 31, 2024, compared to $31.7 million for the year ended December 31, 2023, a decrease of $17.6 million, or 56%. The decrease was primarily the result of a $14.1 million decrease in sales and marketing expenses at ROI primarily due to lower advertising and promotion costs and a $3.3 million decrease in sales and marketing expenses from SMC due to the deconsolidation of SMC as of November 20, 2023.

General and Administrative

General and administrative expenses were $35.2 million for the year ended December 31, 2024, compared to $68.2 million for the year ended December 31, 2023, a decrease of $33.0 million, or 48%. General and administrative expenses decreased from the comparative prior period, mainly due to the following:

•	$11.2 million decrease in general and administrative expenses from SMC due to the deconsolidation of SMC as of November 20, 2023;

•	$6.3 million lower professional fees;

•	$5.7 million lower performance bonus related to realized gains on trading activities;

•	$5.1 million lower stock compensation expense; and

•	$5.1 million lower salaries and benefits.

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Impairment of Goodwill and Intangible Assets

Impairment of Intangible Assets

During the year ended December 31, 2024, we recognized $1.5 million impairment of intangible assets related to Eco Pack. During the year ended December 31, 2023, we recognized $24.7 million impairment of intangible assets related to AVLP.

Impairment of AVLP Goodwill

We test the recorded amount of goodwill for impairment on an annual basis on December 31 or more frequently if there are indicators that the carrying amount of the goodwill exceeds its carried value. We performed a goodwill impairment test as of June 30, 2023 related to AVLP as there were indicators of impairment related to certain unforeseen business developments and changes in financial projections.

The valuation of the AVLP reporting unit was determined using a market and income approach methodology of valuation. The income approach was based on the projected cash flows discounted to their present value using discount rates, that in our judgment, consider the timing and risk of the forecasted cash flows using internally developed forecasts and assumptions. Under the income approach, the discount rate used is the average estimated value of a market participant’s cost of capital and debt, derived using customary market metrics. The analysis included assumptions regarding AVLP’s revenue forecast and discount rates of 26.7% using a weighted average cost of capital analysis. The market approach utilized the guideline public company method.

The results of the quantitative test indicated that the fair value of the AVLP reporting unit did not exceed its carrying amounts, including goodwill, in excess of the carrying value of the goodwill. As a result, the entire $18.6 million carrying amount of AVLP’s goodwill was recognized as a non-cash impairment charge during the year ended December 31, 2023.

Impairment of Property and Equipment

During the year ended December 31, 2024, due to increases in the Bitcoin mining difficulty level, which compounded the continued impact of the Bitcoin halving event, we concluded that indicated that an impairment triggering event had occurred. Testing performed indicated the estimated fair value of our miners to be less than their net carrying value and an impairment charge of $10.5 million was recognized, decreasing the net carrying value of our crypto assets mining equipment to their estimated fair value.

In addition, we recorded $8.9 million in impairment charges related to real estate assets of AGREE during the year ended December 31, 2024.

During the year ended December 31, 2023, certain unforeseen business developments and changes in financial projections at AVLP indicated that an impairment triggering event had occurred. Testing performed indicated the estimated fair value of AVLP property and equipment as of December 31, 2023 was $0, and an impairment charge of $14.0 million was recognized. During the year ended December 31, 2023, we recognized an impairment charge of $4.1 million related to property and equipment at ROI.

Impairment of Mined Digital Currencies

Impairment of mined digital currencies for the year ended December 31, 2023 was $0.5 million.

Other Income (Expense), Net

Other expense, net was $4.7 million for the year ended December 31, 2024, compared to other expense, net of $91.3 million for the year ended December 31, 2023.

Interest and other income was $2.2 million for the year ended December 31, 2024, compared to $4.4 million for the year ended December 31, 2023. The decrease in interest and other income is primarily due to the decline in Ault Disruptive’s interest income as a result of the decline in cash and marketable securities held in the trust account as a result of redemptions of Ault Disruptive common stock subject to possible redemption.

Interest expense was $19.7 million for the year ended December 31, 2024, compared to $44.3 million for the year ended December 31, 2023. Interest expense for the year ended December 31, 2024 included contractual interest of $11.9 million, amortization of debt discount of $5.5 million, and forbearance and extension fees of $2.2 million. Interest expense for the year ended December 31, 2023 included amortization of debt discount of $21.5 million, contractual interest of $17.3 million and forbearance and extension fees of $5.5 million.

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Other expense, guarantee was $0 for the year ended December 31, 2024, compared to $35.4 million for the year ended December 31, 2023. Pursuant to our financial guarantee obligation related to our December 2023 issuance of Series C preferred stock, related party, we recorded a guarantee liability of $38.9 million using the practical expedient to fair value as set forth in ASC 460-10-30-2(a) and recorded other expense, guarantee of $35.4 million (the amount of the guarantee liability, less $3.5 million restricted cash related to the guarantee obligation).

Gain on conversion of investment in equity securities to marketable equity securities of $17.9 million relates to ROI conversion of White River common stock. During the year ended December 31, 2024, ROI transferred 14.5 million shares of White River common stock with a fair value of $19.2 million at the date of transfer. In conjunction with the transfers, ROI converted a portion of their White River Series A convertible preferred stock into White River common stock and recorded a noncash $17.9 million gain on conversion. No such gains were recognized during the year ended December 31, 2023.

During the year ended December 31, 2024, ROI converted $2.3 million of ROI senior secured convertible notes that had a fair value of $0.9 million at the time of conversion and recognized a $1.4 million gain on extinguishment of debt. During the year ended December 31, 2024, holders of our convertible notes converted $2.0 million of convertible notes that had a fair value of $2.7 million at the time of conversion and recognized a $0.7 million loss on extinguishment of debt.

During the year ended December 31, 2024, an investor converted $1.2 million of a convertible note into 0.2 million shares of Class A common stock that had a fair value of $1.5 million at the time of conversion and we recognized a $0.3 million loss on extinguishment of debt.

Loss from investment in unconsolidated entity was $2.0 million for the year ended December 31, 2024, representing our share of losses from our equity method investment in SMC.

Cumulative downward adjustments for impairments for our equity securities without readily determinable fair values held at were $6.3 million for the year ended December 31, 2024, compared to $9.6 million for the year ended December 31, 2023.

Income Tax Provision

Provision for income taxes was $0.1 million and 0.3 million for the years ended December 31, 2024 and 2023, respectively. The effective income tax provision rate was 0.1% for both of the years ended December 31, 2024 and 2023.

Liquidity and Capital Resources

On December 31, 2024, we had cash and cash equivalents of $4.6 million (excluding restricted cash of $20.5 million), compared to cash and cash equivalents of $6.1 million (excluding restricted cash of $5.0 million) at December 31, 2023. The increase in cash and cash equivalents was primarily due to cash provided by financing activities related to the sale of common and preferred stock, as well as proceeds from notes payable and convertible notes, partially offset by the payment of debt, purchases of property and equipment and cash used in operating activities.

Net cash used in operating activities totaled $19.4 million for the year ended December 31, 2024, compared to $5.4 million for the year ended December 31, 2023. Cash used in operating activities for the year ended December 31, 2024 included $25.4 million proceeds from the sale of crypto assets from our Sentinum crypto assets mining operations, offset by operating losses and changes in working capital. Net cash used in operating activities for the year ended December 31, 2024 included $6.4 million cash used in operating activities from discontinued operations.

Net cash provided by investing activities was $3.2 million for the year ended December 31, 2024, compared to net cash used in investing activities of $29.5 million for the year ended December 31, 2023. Net cash provided by investing activities for the year ended December 31, 2024 included proceeds from the sale of real property located in St. Petersburg, Florida for $13.0 million, partially offset by capital expenditures of $4.8 million and investments in loans receivable of $1.0 million. Net cash provided by investing activities for the year ended December 31, 2024 included $3.8 million cash used in investing activities from discontinued operations.

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Net cash provided by financing activities was $25.8 million for the year ended December 31, 2024, compared to $37.0 million for the year ended December 31, 2023, and primarily reflects the following transactions:

•	During the period between January 1, 2024 through March 13, 2024, we sold an aggregate of 0.7 million shares of common stock pursuant to an At-The-Market issuance sales agreement for gross proceeds of $14.6 million;

•	$60.9 million gross proceeds from notes payable, offset by $60.2 million payments on notes payable;

•	$6.7 million gross proceeds from convertible notes payable, partially offset by $1.3 million payments on convertible notes payable;

•	$8.0 million gross proceeds from sales of Series C preferred stock, related party;

•	$1.9 million gross proceeds from subsidiaries’ sale of stock to non-controlling interests;

•	$5.3 million payments of preferred dividends; and

•	$1.9 million payments on notes payable, related party.

Net cash provided by financing activities for the year ended December 31, 2024 included $2.6 million cash provided by financing activities from discontinued operations.

Financing Transactions Subsequent to December 31, 2024

Sales of Series G Preferred Stock and Warrants

Between January and April 2025, we sold to Ault & Company an aggregate of 960 shares of Series G Preferred Stock and Series G Warrants to purchase an aggregate of 0.2 million shares of Class A common stock, for an aggregate purchase price of $1.0 million.

Issuances of Series D Preferred Stock

From January 1, 2025 through April 14, 2025, we issued a total of 135,957 shares of our Series D preferred stock for the settlement of ELOC advances totaling $2.0 million.

OID Only Term Note

On January 14, 2025, we entered into a term note agreement with institutional investors for $2.5 million. The term note was issued at a discount, with net proceeds to us of $2.2 million. The term note does not accrue any interest. The term note was scheduled to mature on March 1, 2025. The term note is guaranteed by Mr. Ault.

15% Promissory Note

On March 7, 2025, we entered into a promissory note agreement with an institutional investor with a principal amount of $0.5 million and an interest rate of 15%. The maturity date of the promissory note is December 7, 2025. Mr. Ault entered into a personal guaranty agreement for the benefit of the investor.

Convertible Promissory Note

On March 21, 2025 we entered into an exchange agreement with SJC Lending, LLC, a Delaware limited liability company (“SJC”), pursuant to which we issued to SJC a convertible promissory note in the principal face amount of $4.9 million (the “Note”) in exchange for the cancellation of the following notes we issued to Steve J. Caspi, the sole member of SJC, who transferred such notes to SJC, (i) a term note issued on January 14, 2025 in the principal face amount of $2.5 million, (ii) a promissory note issued on March 7, 2025 in the principal face amount of $0.5 million, (iii) a promissory note issued on March 12, 2025 in the principal face amount of $1.5 million and (iv) a promissory note issued on March 13, 2025 in the principal face amount of $0.3 million.

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The Note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the Note) occurs, at which time the Note would accrue interest at 18% per annum. The Note will mature on December 31, 2025. The Note is convertible into shares of Class A common stock at any time after NYSE American (“NYSE”) approval of the Supplemental Listing Application (the “SLAP”) at a conversion price equal to the greater of (i) $0.40 per share (the “Note Floor Price”), which Note Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) the lesser of 75% of the VWAP (as defined in the Note) of the Class A common stock during the five trading days immediately prior to (A) the date of issuance of the Note or (B) the date of conversion into shares of Class A common stock, but not greater than $10.00 per share (the “Maximum Price”), which Maximum Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Series B Convertible Preferred Stock Securities Purchase Agreement

On March 31, 2025, we entered into a securities purchase agreement with an institutional investor pursuant to which we agreed to sell up to 50,000 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) for a total purchase price of up to $50 million. The securities purchase agreement provides that the transaction shall be conducted through 49 separate tranche closings, provided, however, that the investor has the ability, exercisable in its sole discretion, to purchase any number of shares of Series B Preferred Stock prior to the dates of the tranche closings provided for in the securities purchase agreement. The initial tranche closing, which will close promptly after the investor has converted out of the Exchange Note, will consist of the sale and issuance to the investor of two thousand (2,000) shares of Series B Preferred Stock for an aggregate of $2 million. Pursuant to the securities purchase agreement, provided certain closing conditions have been met, the investor shall purchase up to four thousand, eight hundred (4,800) shares of Series B Preferred Stock on a monthly basis, with the investor being required to purchase one thousand (1,000) shares per month.

Each share of Series B Preferred Stock has a stated value of $1,000.00 and is convertible into shares of Class A common stock at a at a conversion price equal the lesser of a 25% discount to our volume weighted average price during the five trading days immediately prior to (A) the date of execution of the securities purchase agreement or (B) the date of conversion into shares of Class A common stock, but not greater than $10.00 per share. Notwithstanding the foregoing, in no event shall the Series B Preferred Stock be convertible at less than the Floor Price. The holders of Series B Preferred Stock are entitled to cumulative cash dividends at an annual rate of 15%, or $150.00 per share, based on the stated value per share. Dividends shall accrue for as long as any shares of Series B Preferred Stock remain issued and outstanding and are payable monthly in arrears. For the first two years, we may elect to pay the dividend amount in additional shares of Series B Preferred Stock rather than cash. The holders of the Series B Preferred Stock are entitled to vote with the Class A common stock as a single class on an as-converted basis.

Short-Term OID Promissory Notes

Between March 21, 2025 and April 2, 2025, we entered into term note agreements with an institutional investor for an aggregate of $0.6 million. The term notes were issued at a 15% discount, with net proceeds to us of $0.6 million. The term notes accrue interest at the rate of 24% per annum. The term notes mature on April 30, 2025.

April 2025 Convertible Promissory Note

On April 1, 2025, we issued to an institutional investor, a convertible promissory note in the principal face amount of $1.7 million (the “April 2025 Note”) in consideration for an advance of $1.5 million previously made by the investor to us (the “Transaction”). The April 2025 Note has a principal face amount of $1.7 million and was issued with an OID of 10%. The April 2025 Note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the April 2025 Note) occurs, at which time the April 2025 Note would accrue interest at 18% per annum. The April 2025 Note will mature on September 30, 2025. The April 2025 Note is convertible into shares of our class A common stock at any time after NYSE approval of the SLAP at a conversion price equal to the greater of (i) $0.40 per share, which shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) the lesser of 75% of the VWAP (as defined in the April 2025 Note) of the Class A common stock during the five trading days immediately prior to the closing date or the date of conversion.

April 2025 Convertible Note

On April 8, 2025, we issued to an accredited investor a convertible promissory note in the principal face amount of $110,000 in consideration for $100,000. The note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the note) occurs, at which time the note would accrue interest at 18% per annum. The note will mature on September 30, 2025. The note is convertible into shares of Class A common stock at a conversion price equal to the greater of (i) $0.45 and (ii) the lesser of (A) 75% of the VWAP (as defined in the note) of the Class A common stock during the five trading days immediately prior to the date of issuance of the note or (B) 75% of the lowest daily VWAP of the Class A common stock during the five trading days immediately prior to the date of conversion into shares of Class A common stock.

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Deficiency Letter from the NYSE American

We were notified by the NYSE American on December 18, 2024 that due to our disclosure in our Form 10-Q filed for the fiscal period ended September 30, 2024, which reported stockholders’ equity of approximately $2.2 million, we no longer meet the requirement that we must have no less than $6 million or more in stockholders’ equity pursuant to the listing standard set forth under Section 1003(a)(ii) and (iii) of the NYSE American Company Guide (the “Listing Standards”) because we have reported losses from continuing operations and/or net losses in five of its most recent fiscal years ended December 31, 2023.

Under the applicable NYSE American listing rules, we were required by January 17, 2025 to submit a compliance plan that demonstrates how we intend to regain compliance with the Listing Standards within 18 months of the receipt of the notice, or June 18, 2026. The compliance plan was submitted to the NYSE American on January 17, 2025. We, at the request of the NYSE American, provided supplements to the original compliance plan. On March 4, 2025, the NYSE American accepted the compliance plan and granted us a listing extension until June 18, 2026. We will be subject to periodic reviews including quarterly monitoring for compliance with the plan. Failure to make progress consistent with the plan or to regain compliance with the continued Listing Standards by the end of the extension period could result in us being delisted from the NYSE American.

Critical Accounting Estimates

We have the following critical accounting estimates:

•	We review and evaluate the net carrying value of our long-lived assets for impairment upon the occurrence of events or changes in circumstances that indicate that the related carrying amounts may not be recoverable. A test for recoverability is performed based on the estimated undiscounted future cash flows that will be generated from operations and the estimated salvage value of assets. There are many assumptions underlying future cash flows that are subject to significant risks and uncertainties, which include the estimated value of the assets. We review our business and operations for indications of impairment and, when indications are present, perform an impairment test. We involve a third-party expert when needed. However, it is possible that changes could occur in the near term that could adversely affect the estimate of future cash flows and salvage values to be generated from operating assets resulting in an impairment loss; and

•	On an ongoing basis, we evaluate our estimates and judgments, including those related to fair value of financial instruments. We base our estimates on known trends and events and various other factors that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Because we are a smaller reporting company, this section is not applicable.

ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial statements required by this Item 8 are included in this Annual Report following Item 16 hereof. As a smaller reporting company, we are not required to provide supplementary financial information.

ITEM 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

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ITEM 9A.	CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

As of December 31, 2024, we have carried out an evaluation, under the supervision of, and with the participation of, our management, including our principal executive officer and principal financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have established disclosure controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in SEC rules and forms and is accumulated and communicated to management, including the principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure.

Based upon that evaluation, our principal executive officer and principal financial officer, with the assistance of other members of the Company’s management, have evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as such term is defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this annual report and has determined that our disclosure controls and procedures were not effective due to the material weaknesses as described herein.

Management’s Annual Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management assessed the effectiveness of our internal control over financial reporting as of December 31, 2024. In making this assessment, our management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated 2013 Framework. Our management has concluded that, as of December 31, 2024, our internal control over financial reporting was not effective.

A material weakness is a control deficiency (within the meaning of the PCAOB Auditing Standard No. 2) or combination of control deficiencies that result in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Management has identified the following material weaknesses:

1.	We do not have sufficient resources in our accounting department, which restricts our ability to gather, analyze and properly review information related to financial reporting, including applying complex accounting principles relating to consolidation accounting, related party transactions, fair value estimates and analysis of financial instruments for proper classification in the consolidated financial statements, in a timely manner.

2.	Due to our size and nature, segregation of all conflicting duties may not always be possible and may not be economically feasible. However, to the extent possible, the initiation of transactions, the custody of assets and the recording of transactions should be performed by separate individuals. Management evaluated the impact of our failure to have segregation of duties during our assessment of our disclosure controls and procedures and concluded that the control deficiency that resulted represented a material weakness.

3.	Our primary user access controls (i.e., provisioning, de-provisioning, privileged access and user access reviews) to ensure appropriate authorization and segregation of duties that would adequately restrict user and privileged access to the financially relevant systems and data to appropriate personnel were not designed and/or implemented effectively. We did not design and/or implement sufficient controls for program change management to certain financially relevant systems affecting our processes.

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4.	The Company did not design and/or implement user access controls to ensure appropriate segregation of duties or program change management controls for certain financially relevant systems impacting the Company’s processes around revenue recognition and digital assets to ensure that IT program and data changes affecting the Company’s (i) financial IT applications, (ii) digital currency mining equipment, and (iii) underlying accounting records, are identified, tested, authorized and implemented appropriately to validate that data produced by its relevant IT system(s) were complete and accurate. Automated process-level controls and manual controls that are dependent upon the information derived from such financially relevant systems were also determined to be ineffective as a result of such deficiency. In addition, the Company has not effectively designed a manual key control to detect material misstatements in revenue.

Planned Remediation

Management continues to work to improve its controls related to our material weaknesses, specifically relating to user access and change management surrounding our IT systems and applications. Management will continue to implement measures to remediate material weaknesses, such that these controls are designed, implemented, and operating effectively. The remediation actions include: (i) enhancing design and documentation related to both user access and change management processes and control activities; and (ii) developing and communicating additional policies and procedures to govern the area of IT change management. In order to achieve the timely implementation of the above, management has commenced the following actions and will continue to assess additional opportunities for remediation on an ongoing basis:

•	Engaging a third-party specialist to assist management with improving the Company’s overall control environment, focusing on change management and access controls;

•	Implementing new applications and systems that are aligned with management’s focus on creating strong internal controls; and

•	Continuing to increase headcount across the Company, with a particular focus on hiring individuals with strong Sarbanes Oxley and internal control backgrounds.

We are currently working to improve and simplify our internal processes and implement enhanced controls, as discussed above, to address the material weaknesses in our internal control over financial reporting and to remedy the ineffectiveness of our disclosure controls and procedures. These material weaknesses will not be considered to be remediated until the applicable remediated controls are operating for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

Despite the existence of these material weaknesses, we believe that the consolidated financial statements included in the period covered by this Annual Report on Form 10-K fairly present, in all material respects, our financial condition, results of operations and cash flows for the periods presented in conformity with U.S. generally accepted accounting principles.

Changes in Internal Control over Financial Reporting

During the most recent fiscal quarter in 2024, there were no significant changes in our internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that have materially affected or are reasonably likely to materially affect our internal control over financial reporting.

ITEM 9B.	OTHER INFORMATION

Trading Plans

During the three months ended December 31, 2024, no director or Section 16 officer of the Company adopted or terminated a “Rule 10b5-1 trading arrangement” or “non-Rule 10b5-1 trading arrangement,” as each term is defined in Item 408(a) of Regulation S-K.

ITEM 9C.	DISCLOSURE REGARDING FOREIGN JURISDICTIONS THAT PREVENT INSPECTIONS

 Not applicable.

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PART III

ITEM 10.	DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The following table sets forth the positions and offices presently held by each of our current directors and executive officers and their ages:

			Served as a
		Position and Offices	Director and
Name	Age	Held with the Company	Officer Since
Milton C. Ault, III (1)	55	Executive Chairman of the Board	2017
William B. Horne (1)	56	Chief Executive Officer, Vice Chairman and Director	2016
Henry Nisser (1)	56	President, General Counsel and Director	2019
Kenneth S. Cragun (1)	64	Chief Financial Officer	2020
Robert O. Smith	80	Lead Independent Director	2016
Moti Rosenberg	77	Director	2015
Jeffrey A. Bentz	65	Director	2018

(1)	Executive Officer.

Each of the directors named above will serve until the next annual meeting of our stockholders or until his respective successor is elected and qualified. Subject to the terms of applicable employment agreements, our executive officers serve at the discretion of our Board.

Milton C. (Todd) Ault, III has served as our Executive Chairman since January 2021. Between December 2017 and January 2021, Mr. Ault was our Chief Executive Officer and between March 2017 and December 2017, Mr. Ault served as our Executive Chairman. Mr. Ault has served as a director of Alzamend since January 2024. Mr. Ault is Alzamend’s founder and served as Chairman of the Board and a director from inception in 2016 until its initial public offering in June 2021. Mr. Ault served as the Chairman of the Board of Ault Disruptive since its incorporation in February 2021 until October 2024. Since January 2024, Mr. Ault has served as the Chairman and Chief Executive Officer of ROI. Between April 2023 and September 2024, Mr. Ault served as the Executive Chairman of the board of directors of Algorhythm Holdings, Inc., an issuer listed on Nasdaq (“RIME”). Mr. Ault has served as Chairman and Chief Executive Officer of Ault & Company since December 2015, and as Chairman of AVLP since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses.

William B. Horne has been a member of our board of directors since October 2016. In January 2018, Mr. Horne was appointed as our Chief Financial Officer until August 2020, when he resigned as our Chief Financial Officer and was appointed as our President. On January 12, 2021, Mr. Horne resigned as our President and became our Chief Executive Officer. Mr. Horne has served as a director of Alzamend since June 2016 and upon the effectiveness of its initial public offering in June 2021, Mr. Horne become its Chairman of the Board. Mr. Horne served as Alzamend’s Chief Financial Officer from June 2016 through December 2018. Mr. Horne served as a director and Chief Executive Officer of Ault Disruptive since its inception in February 2021 until October 2024. Mr. Horne has served as a director and Chief Financial Officer of AVLP since June 2016. Mr. Horne has served as a director and Chief Financial Officer of Ault & Company since October 2017. He served as the Chief Financial Officer of Targeted Medical Pharma, Inc. from August 2013 to May 2019. Mr. Horne previously held the position of Chief Financial Officer in various public and private companies in the healthcare and high-tech field. Mr. Horne has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University.

Henry C.W. Nisser, has been our President since May 2019, and has served as our Executive Vice President and General Counsel and as one of our directors since September 2020. Mr. Nisser has served as Alzamend’s Executive Vice President and General Counsel on a part-time basis since May 2019. Mr. Nisser was appointed as a director of Alzamend in September 2020. Since March 2023, Mr. Nisser has served as the President, General Counsel and director of ROI. Between February 2021 and October 2024, Mr. Nisser served as the President, General Counsel and a director of Ault Disruptive. Between April 2023 and August 2024, Mr. Nisser served as a director of RIME. Mr. Nisser is the Executive Vice President and General Counsel of AVLP. From December 15, 2021 through March 16, 2022, Mr. Nisser served as Chief Executive Officer and on the board of directors of TurnOnGreen. From October 2011 through April 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP, a law firm in New York. While with this law firm, his practice was concentrated on national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser received his B.A. degree from Connecticut College, where he majored in International Relations and Economics. He received his LL.B. from University of Buckingham School of Law in the United Kingdom.

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Kenneth S. Cragun has been our Chief Financial Officer since August 2020 and between October 2018 and August 2020, served as our Chief Accounting Officer. Since June 2021, Mr. Cragun has served as Senior Vice President of Finance at Alzamend on a part-time basis. Between December 2018 and June 2021, Mr. Cragun served as the Chief Financial Officer of Alzamend. Between February 2021 and October 2024, Mr. Cragun served as the Chief Financial Officer of Ault Disruptive. Since September 2018, Mr. Cragun has served on the board of directors and Chairman of the Audit Committee of Verb Technology Company, Inc. Between July 2022 and September 2024, Mr. Cragun served on the board of directors of RIME. He served as a CFO Partner at Hardesty, LLC, a national executive services firm between October 2016 and October 2018. His assignments at Hardesty included serving as Chief Financial Officer of CorVel Corporation, a publicly traded company and a nationwide leader in technology driven, healthcare-related, risk management programs, and of RISA Tech, Inc., a private structural design and optimization software company. Mr. Cragun was also Chief Financial Officer of two Nasdaq-traded companies, Local Corporation, from April 2009 to September 2016, and Modtech Holdings, Inc., from June 2006 to March 2009, a supplier of modular buildings. Prior thereto, he had financial leadership roles with increasing responsibilities at MIVA, Inc., ImproveNet, Inc., NetCharge Inc., C-Cube Microsystems, Inc, and 3-Com Corporation. Mr. Cragun began his professional career at Deloitte. Mr. Cragun holds a Bachelor of Science degree in accounting from Colorado State University-Pueblo.

Robert O. Smith has served as a director since September 2016, and was previously a member of our board from November 2010 to May 2015. Mr. Smith is currently an independent C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. Mr. Smith has served on the board of directors of GWW since September 2022. Mr. Smith has served on the board of directors of ROI since October of 2023, where he acts as ROI’s lead independent director as well as the chairman of its audit committee. Mr. Smith served on the board of directors of Ault Disruptive since its inception in February 2021 until October 2024. From 2004 to 2007, he served on the board of directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of the Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of its Compower/Boschert division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University.

Mordechai Rosenberg has served as a director since June 2015. Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.’s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (“IDF”), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force’s Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. Mr. Rosenberg graduated from the course of Directors & Officers at the College of Management, Tel Aviv.

Jeffrey A. Bentz has served as a director since January 2018. Mr. Bentz is an experienced businessman who served from 1994 to 2022 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services and heavy equipment operations. Mr. Bentz has served as a director of Ault Disruptive since its inception in February 2021 and GWW since September 2022. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. degree in Business and Finance from Western Washington University.

Corporate Governance

Our Board is currently composed of six members and maintains the following three standing committees: (1) the Audit Committee; (2) the Compensation Committee; and (3) the Nominating and Governance Committee. The membership and the function of each of the committees are described below. Our Board may, from time to time, establish a new committee or dissolve an existing committee depending on the circumstances. Current copies of the charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee can be found on our website at https://hyperscaledata.com/.

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Audit Committee

Messrs. Smith, Rosenberg and Bentz currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that Mr. Smith qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfy the financial sophistication requirements set forth in the NYSE American Rules. Mr. Smith serves as the Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion.

Compensation Committee

Messrs. Smith, Rosenberg and Bentz currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Bentz serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Executive Chairman, Chief Executive Officer, President and Chief Financial Officer; and administering our stock option plans and other benefit plans.

Nominating and Governance Committee

Messrs. Smith, Rosenberg and Bentz currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Mr. Rosenberg serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the power-supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Executive Committee

As a holding company, our business strategy is designed to increase stockholder value. Under this strategy, we are focused on managing and financially supporting our existing subsidiaries and partner companies, with the goal of pursuing monetization opportunities and maximizing the value returned to stockholders. We have, are and will consider initiatives including, among others: public offerings, the sale of individual partner companies, the sale of certain or all partner company interests in secondary market transactions, or a combination thereof, as well as other opportunities to maximize stockholder value, such as activist trading. We anticipate returning value to stockholders after satisfying our debt obligations and working capital needs.

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On October 7, 2019, we created an Executive Committee which is comprised of our Executive Chairman, Chief Executive Officer and President. The Executive Committee meets on a daily basis to address the Company’s critical needs and provides a forum to approve transactions which are communicated to our Chief Financial Officer and Senior Vice President of Finance on a bi-weekly basis by our Chief Executive Officer.

Our Executive Committee approves and manages our investment and trading strategy. The Executive Committee has decades of experience in financial, investing and securities transactions. Led by our Founder and Executive Chairman, Milton C. (Todd) Ault, III, we seek to find undervalued companies and disruptive technologies with a global impact. We use a traditional methodology for valuing securities that primarily looks for deeply depressed prices. Upon making an investment, we often become actively involved in the companies we seek to acquire. That activity may involve a broad range of approaches, from influencing the management of a target to take steps to improve stockholder value, to acquiring a controlling or sizable but non-controlling interest or outright ownership of the target company in order to implement changes that we believe are required to improve its business, and then operating and expanding that business. Mr. Ault relies heavily on William B. Horne, our Vice Chairman and Chief Executive Officer, and Henry Nisser, our President and General Counsel, to provide analysis and guidance on various objectives that the Company sets, including financings and all acquisition targets and throughout the acquisition process.

From time to time, we engage in discussions with other companies interested in our subsidiaries or partner companies, either in response to inquiries or as part of a process we initiate. To the extent we believe that a subsidiary partner company’s further growth and development can best be supported by a different ownership structure or if we otherwise believe it is in our stockholders’ best interests, we will seek to sell some or all of our position in the subsidiary or partner company. These sales may take the form of privately negotiated sales of stock or assets, mergers and acquisitions, public offerings of the subsidiary or partner company’s securities, dividends and, in the case of publicly traded partner companies, transactions in their securities in the open market. Our plans may include taking subsidiaries or partner companies public through rights offerings, mergers or spin-offs and directed share subscription programs. We will continue to consider these and functionally equivalent programs and the sale of certain subsidiary or partner company interests in secondary market transactions to maximize value for our stockholders.

Our Executive Committee acts as the underwriting committee for Ault Lending and approves all lending transactions. Under its business model, Ault Lending generates revenue through origination fees charged to borrowers and interest generated from each loan. Ault Lending may also generate income from appreciation of investments in marketable securities as well as any shares of common stock underlying convertible notes or warrants issued to Ault Lending in any particular financing. Ault Lending’s activities are more fully described elsewhere in this Annual Report; see page 19.

Involvement in Certain Legal Proceedings

Except as set forth below, to the best of our knowledge, during the past ten years, none of the following occurred with respect to a present or former director, executive officer, or employee:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time; *+

•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated; **

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•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

•	or been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

* Mr. Cragun served as Chief Financial Officer of Local Corporation (April 2009 to September 2016), formerly based in Irvine, California, and, in June 2015, Local Corporation filed a voluntary petition in the United States Bankruptcy Court for the Central District of California seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code.

** Please see the press release issued by the Company on August 15, 2023.

+ Mr. Horne has served as Chief Financial Officer of AVLP since June 2016, and, in March 2025, AVLP filed a voluntary petition in the United States Bankruptcy Court for the District of Nevada seeking relief under the provisions of Chapter 7 of Title 11 of the United States Code.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships

There are no family relationships among our directors and executive officers.

Code of Ethics

We have adopted the Code of Ethical Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions. The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code of Ethical Conduct is published on our website at https://hyperscaledata.com/. We will disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our President, Henry Nisser, we will provide without charge, a copy of our Code of Ethical Conduct.

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ITEM 11.	EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2024 and 2023, by our principal executive officer. Because we are a Smaller Reporting Company, we only have to report information of our principal executive officer and our two other most highly compensated executive officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)(2)	Total ($)
Milton C. Ault, III	2024	400,000	16,667	-	-	126,950	543,617
Executive Chairman of the Board	2023	400,000	16,667	-	-	325,773	742,440
William B. Horne	2024	400,000	16,667	-	-	84,502	501,169
Chief Executive Officer	2023	375,000	16,667	-	-	98,195	489,862
Henry C. Nisser	2024	300,000	12,500	-	-	24,921	337,421
President and General Counsel	2023	300,000	12,500	-	-	55,727	368,227

(1)	The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.
(2)	The amounts in “All Other Compensation” consist of 401(k) matching amounts, vehicle allowance, personal use of the Company’s corporate aircraft, health insurance benefits, long-term and short-term disability insurance benefits, and travel and entertainment expenses. The personal use of corporate aircraft, reflects the incremental cost to Hyperscale Data for use of the corporate aircraft, determined on the basis of the variable operational costs of each flight, including fuel, maintenance, flight crew travel expense. Summary table of “All Other Compensation” for the year ended December 31, 2024 is set forth below:

Name	401(k) Matching Contribution ($)	Automobile Expenses ($)	Personal Use of Aircraft ($)	Medical and Life Insurance Benefits ($)	Total All Other Compensation ($)
Milton C. Ault, III	9,442	12,000	78,324	27,184	126,950
William B. Horne	17,250	12,000	-	55,252	84,502
Henry C. Nisser	12,500	-	-	12,421	24,921

Compensation from Related Companies

The compensation table above does not include compensation paid to those executives from related companies for the year ended December 31, 2024 as set forth below:

	AVLP	Alzamend		Circle 8
Name	Officer Compensation	Board Fees	Officer Compensation	Board Fees
Milton C. Ault, III	$-	$37,500	$-	$-
William B. Horne	$33,333	$50,000	$-	$25,000
Henry C. Nisser	$33,333	$-	$50,000	$-

Employment Agreements

Milton C. Ault, III

On June 17, 2018, the Company entered into a ten-year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer of the Company.  On January 19, 2021, Mr. Ault was appointed as Executive Chairman of the Company. For his services, Mr. Ault will be paid a base salary of $400,000 per annum (the “Base Salary”).

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Pursuant to the terms and subject to the conditions set forth in the agreement, if the Company meets or exceeds criteria adopted by the Company’s compensation committee (the “Compensation Committee”) for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

In addition, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s common stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization above the High Water Mark (as such terms are defined in the agreement) as measured by the daily average closing bid price of the Company’s common stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets.  The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows:  (A)  an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

William B. Horne

On January 25, 2018, we entered into an employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries for an initial term through September 30, 2022, which automatically renews thereafter for successive one-year terms unless either party provides written notification at least four months prior to the end of a term of their desire to terminate.  Mr. Horne’s base salary was $300,000 per annum, which was increased to $400,000 effective April 1, 2023. Mr. Horne is eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

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Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Henry Nisser

On April 12, 2019, the Company entered into an employment agreement (the “Agreement”) with Henry Nisser to serve as General Counsel and Executive Vice President of the Company and its subsidiaries for an initial term through May 1, 20223 which automatically renews thereafter for successive one-year terms unless either party provides written notification at least four months prior to the end of a term of their desire to terminate. The effective date of the Agreement was May 1, 2019. For 2023, Mr. Nisser’s base salary was $300,000 per annum (the “Base Salary”).

Mr. Nisser is eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee.

Mr. Nisser’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Nisser is employed by the Company and upon the termination of Mr. Nisser’s employment and for a period of two years thereafter, there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Nisser shall have been determined.

Upon termination of Mr. Nisser’s employment (other than upon the expiration of the employment), Mr. Nisser shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Nisser’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Nisser’s employment, the Company shall pay to Mr. Nisser a “Separation Payment” as follows: (a) an amount equal to four weeks of base salary for each full year of service, (b) commencing on the date that shall be one (1) year from the effective date, should Mr. Nisser provide the Company with a separation, waiver and release agreement within 30 days of termination, then the Company shall pay to Mr. Nisser the Base Salary (in effect immediately prior to the termination date) an amount equal to the lesser of what Mr. Nisser would have received if the employment period ended after (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 18-month period commencing on the date Executive is terminated, payable in one lump sum; (ii) provide during the separation period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Nisser would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Nisser will be paid an amount equal to four times his Separation Payment.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of annual total compensation of Mr. Ault, our Executive Chairman, to that of our median employee. Our median employee earned $50,000 in total compensation for 2024. Based upon the total 2024 compensation reported for Mr. Ault of $543,617 as reported under “Total” in the Summary Compensation Table, our ratio of PEO to median employee pay was 11:1. Our median employee is employed in our ROI subsidiary.

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Our Chief Executive Officer and Principal Executive Officer, however, is not Mr. Ault but William B. Horne. In order to follow the intent of the SEC’s rules, which appear to presume that the CEO is the highest paid executive officer of an issuer, we chose to present the total annual compensation of Mr. Ault, who is paid marginally more than Mr. Horne.

While Mr. Ault’s salary is the same as Mr. Horne’s for the fiscal year ended December 31, 2024 and exceeds Mr. Horne’s salary by $25,000 for the fiscal year ended December 31, 2023, respectively, his annual total compensation exceeds Mr. Horne’s by no more than $42,448 and $252,578 for the fiscal years ended December 31, 2024 and 2023, respectively.

Calculation Methodology

To identify our median employee, we identified our total employee population worldwide as of December 31, 2024, excluding our Executive Chairman, in accordance with SEC rules. On December 31, 2024, 95% of our employee population was located in the U.S., with 5% in non-U.S. locations.

We collected full-year 2024 actual gross earnings data for the December 31, 2024 employee population, including cash-based compensation and equity-based compensation that was realized in 2024, relying on our internal payroll records. Compensation was annualized on a straight-line basis for non-temporary new hire employees who did not work with our company for the full calendar year.

Once we determined the median employee, we calculated total compensation for the median employee in the same manner in which we determine the compensation shown for our named executive officers in the Summary Compensation Table, in accordance with SEC rules.

Pay Versus Performance

Pay Versus Performance Table

The following table sets forth information concerning: (1) the compensation of our Executive Chairman, Mr. Ault (referred to in the table below as “EC”) and the average compensation for our other Named Executive Officers (“NEOs”), Mr. Horne (our PEO) and Mr. Nisser, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2022, 2023 and 2024 and (2) our cumulative total shareholder return (“TSR”), the cumulative TSR of our selected peer group (Bitfarms Limited, Cipher Mining, Inc., CleanSpark, Inc., Hive Digital Technologies Limited, Riot Platforms, Inc., Titan Machinery Inc., Alta Equipment Group Inc., B. Riley Financial, Inc.), net loss and revenue over such years, in each case determined in accordance with SEC rules:

Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)	Net Income ($)	Total Revenue ($)

2024	543,617	543,617	419,295	419,295	0.00	48.64	(61,481,000)	106,662,000

2023	742,440	689,052	429,045	375,657	0.03	70.86	(232,402,000)	134,846,000

2022	2,173,059	1,120,398	1,705,208	652,547	10.08	40.15	(182,209,000)	104,079,000

Compensation actually paid to our EC represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, adjusted as follows:

	2024		2023		2022
Name	EC ($)	Average of NEOs ($)	EC ($)	Average of NEOs ($)	EC ($)	Average of NEOs ($)

Summary compensation table total	543,617	419,295	742,440	429,045	2,173,059	1,705,208
Deduction for amounts reported under the stock awards column in the summary compensation table	-	-	-	-	-	-
Year end value of equity awards granted during year that remain unvested as of year-end	-	-	-	-	-	-
Year over year change in fair value of outstanding and unvested equity awards	-	-	-	-	(525,468)	(525,468)
Year over year change in fair value of equity awards granted in prior years and vested in the year	-	-	(53,388)	(53,388)	(527,193)	(527,193)
Compensation actually paid	543,617	419,295	689,052	375,657	1,120,398	652,547

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Narrative Disclosure to Pay Versus Performance Table

Relationship between Financial Performance Measures

The line graphs below compare (i) the compensation actually paid to our EC and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) our peer group TSR, (iv) our net loss, and (v) our revenue, in each case, for the fiscal years ended December 31, 2022, 2023 and 2024.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested. The term “PEO” as used in the tables below refers to the EC, not the PEO.

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Policies on Ownership, Insider Trading, 10b5-1 Plans and Hedging

We do not have formal stock ownership guidelines for our employees or directors, because the Board is satisfied that stock and option holdings among our employees or directors are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.

We have established an insider trading policy that provides guidelines to, and imposes restrictions on, officers, directors and employees with respect to transactions in the Company’s securities. The Company’s insider trading policy prohibits certain actions by such individuals relating to buying and selling common stock of the Company, and discourages certain other actions in other situations. Such individuals are authorized to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer. Under these plans, the individual must not exercise any influence over the amount of the securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party. Such plans provide a defense from insider trading liability.

We have not adopted any hedging policies.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

During fiscal 2024, there were no equity grants made to our executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

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Advisory Vote on Executive Compensation

At the annual meeting of stockholders on November 23, 2022, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. An advisory vote on executive compensation is held every three years.

Director Compensation

The Company pays each independent director an annual base amount of $45,000 annually, other than Mr. Smith, who receives a base amount of $55,000 annually due to the additional services provided by Mr. Smith as a lead independent director and Audit Committee Chairman. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided is significantly above what was anticipated. In addition, independent directors are eligible, at the Board’s discretion, to receive a bonus.

The table below sets forth, for each non-employee director, the total amount of compensation related to his service during the year ended December 31, 2024:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	55,000	—	—	—	55,000
Jeffrey A. Bentz	45,000	—	—	—	45,000
Mordechai Rosenberg	45,000	—	—	—	45,000

Stock Incentive Plans

On December 28, 2018, the stockholders approved the 2018 Stock Incentive Plan (as amended on May 5, 2019), which amendment was approved by the stockholders on July 19, 2019, the “2018 Stock Incentive Plan”), under which options to acquire up to 5,000 shares of common stock may be granted to the Company’s directors, officers, employees and consultants. The 2018 Stock Incentive Plan is in addition to the Company’s (ii) 2016 Stock Incentive Plan, under which options to acquire up to 1 share of common stock may be granted to the Company’s directors, officers, employees and consultants, (iv) 2021 Stock Incentive Plan, under which 1,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation. be granted to the Company’s directors, officers, employees and consultants, (v) 2021 Employee Stock Purchase Plan, intended to assist our employees in acquiring share ownership up to an aggregate of 131 shares of common stock, and (vi) 2022 Stock Incentive Plan, under which 10,000 stock options, restricted stock, stock appreciation rights, restricted stock units, and other stock-based compensation. be granted to the Company’s directors, officers, employees and consultants (collectively the “Plans”).

The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2024, no options to purchase shares of Class A common stock were issued and outstanding, and 297 shares are available for future issuance under the Plans.

401(k) Plans

Hyperscale Data and TurnOnGreen have adopted tax-qualified employee savings and retirement plan, or 401(k) plans, which generally cover all of their full-time employees. Pursuant to the 401(k) plans, eligible employees may make voluntary contributions to the plan up to a maximum of pursuant to the current Internal Revenue Code limits. The Hyperscale Data and TurnOnGreen 401(k) plans include matching contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary and permits discretionary contributions. The 401(k) plans are intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

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ITEM 12.	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of April 14, 2025 by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of April 14, 2025, there were 1,529,995 shares of our common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 14, 2025 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws.

	Number of
	shares		Approximate
	beneficially		percent
Name and address of beneficial owner(1)	owned		of class
Greater than 5% Beneficial Owners:
Ault & Company, Inc.	34,832,482	(2)	95.81%
Directors and Officers: (1)
Milton C. Ault, III	34,833,328	(3)	95.82%
William Horne	1	(4)	*
Henry Nisser	3	(5)	*
Ken Cragun	0		*
Robert Smith	0		*
Mordechai Rosenberg	0		*
Jeffrey A. Bentz	0		*
All directors and executive officers as a group (eight persons)	34,833,332		95.82%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Hyperscale Data, Inc., 11411 Southern Heights Pkwy, Suite 190, Las Vegas, NV 89141.

(2)

Represents (i) 8,249 shares of Class A Common Stock owned, (ii) 4,234,561 shares of Class B Common Stock that are convertible into 4,234,561 shares of Class A Common Stock and carries the voting power of 42,345,610 shares of Class A Common Stock, (iii) 29,561,308 shares of Class A Common Stock issuable upon conversion of Series C Convertible Preferred Stock that carry the voting power of 464,576 shares of Class A Common Stock, (iv) 567,578 shares of Class A Common Stock issuable upon conversion of Series G Convertible Preferred Stock that carry the voting power of 153,748 shares of Class A Common Stock and (v) 460,786 shares of Class A Common Stock underlying warrants that are either presently exercisable or exercisable within 60 days.

(3)

Represents (i) 34,832,482 shares of Class A Common Stock beneficially held by Ault & Company, as discussed in footnote 2 above, (ii) 500 shares of Class A Common Stock, and (iii) 346 shares of Class B Common Stock that is convertible into 346 share of Class A Common Stock and carries the voting power of 3,460 shares of Class A Common Stock. Mr. Ault is the Chief Executive Officer of Ault & Company.

(4)	Represents 1 share of Class B Common Stock that is convertible into 1 share of Class A Common Stock and carries the voting power of 10 shares of Class A Common Stock.

(5)	Represents (i) 2 shares of Class A Common Stock and (ii) 1 share of Class B Common Stock that is convertible into 1 share of Class A Common Stock and carries the voting power of 10 shares of Class A Common Stock.

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Equity Compensation Information

The following table summarizes information about our equity compensation plans as of December 31, 2024.

			Number of securities
	Number of securities	Weighted-	remaining available for
	to be issued	average	future issuance under
	upon exercise	exercise price	equity compensation plans
	of outstanding	of outstanding	(excluding securities
	options, warrants and rights	options, warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	0	-	297
Equity compensation plans not approved by stockholders	0	-	-
Total	0	-	297

ITEM 13.	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Our Audit Committee or in certain instances, a special committee of our Board, monitors and reviews issues involving potential conflicts of interest and approves all transactions with related persons as defined in Item 404 of Regulation S-K under the securities laws. Examples of such transactions that must be approved by our Audit Committee or a special committee of our Board include, but are not limited to any transaction, arrangement, relationship (including any indebtedness) in which:

•	the aggregate amount involved is determined to by the Audit Committee to be material;

•	we are a participant; and

•	any of the following has or will have a direct or indirect interest in the transaction:

•	an executive officer, director, or nominee for election as a director;

•	a greater than five percent beneficial owner of our common stock; or

•	any immediate family member of the foregoing.

When reviewing transactions with a related person, the Audit Committee or any special committee of our Board formed for that purpose applies the standards for evaluating conflicts of interest outlined in our written Code of Business Conduct and Ethics.

The following information sets forth certain related transactions between us and certain of our stockholders or directors.

Ault & Company, Inc.

Series C Preferred Stock Purchase Agreement

On November 6, 2023, we entered into the November 2023 SPA with Ault & Company, pursuant to which we agreed to sell, in one or more closings, to Ault & Company up to 50,000 shares of Series C Convertible Preferred Stock and the Series C Warrants to purchase up to 0.4 million shares of common stock for a total purchase price of up to $50 million.

On March 25, 2024 we entered into an amendment to the (i) November 2023 SPA, (ii) the related Certificate of Designation of Preferences, Rights and Limitations of the Series C Preferred Convertible Stock and (iii) the number of Series C Warrants, to provide for (A) an increase in the dollar amount of the Series C Convertible Preferred Stock that Ault & Company may purchase from us from $50 million to $75 million and (B) extended the date of on which the final closing may occur to June 30, 2024, subject to Ault & Company’s ability to further extended such date for ninety days.

98

On September 17, 2024, we and Ault & Company entered into the Second Amendment. Pursuant to the Second Amendment, the “Termination Date” was amended from June 30, 2024 to December 31, 2024, in each case subject to the right of Ault & Company to extend such date for an additional ninety (90) days.

As of the date of filing of this Form 10-K, Ault & Company has purchased an aggregate of 50,000 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase an aggregate of 422,337 Warrant Shares, for an aggregate purchase price of $50.0 million.

Additionally, until the earlier of (i) four years from the initial closing date of the November 2023 SPA or (ii) the date when Ault & Company holds fewer than 10,000 shares of Series C Convertible Preferred Stock, the Company will be prohibited from (A) entering into any financing, whether debt or equity, other than conventional loans from a commercial bank, at a price per share less than the Series C Conversion Price (as defined below) or (B) entering into a variable rate financing transaction.

Further, for as long as Ault & Company holds at least 10,000 shares of Series C Convertible Preferred Stock, Ault & Company shall have a right to participate in any subsequent financing (a “Subsequent Financing”) allowing Ault & Company to purchase such number of securities in the Subsequent Financing to allow Ault & Company to maintain its percentage beneficial ownership of the Company that Ault & Company held immediately prior to the Subsequent Financing.

On December 14, 2023, pursuant to the November 2023 SPA, we sold to Ault & Company, in three separate closings that occurred on the closing date, an aggregate of 41,500 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase 350,543 shares of common stock, for a total purchase price of $41.5 million. At the Initial Closing, Ault & Company purchased 21,500 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase 181,607 shares of common stock, for a purchase price of $21.5 million, paid in cash. Immediately upon the Initial Closing, we paid $20,432,876 to satisfy in full the outstanding secured convertible notes issued to the lenders pursuant to the Loan and Guarantee Agreement, dated November 7, 2022, as amended on July 19, 2023.

Promptly thereafter, at the Second Closing, Ault & Company purchased 10,000 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase 84,468 shares of common stock, for a purchase price of $10.0 million, paid in cash. Immediately upon the Second Closing, we paid $10.0 million to partially satisfy the outstanding Senior Note. Promptly thereafter, at the Third Closing, Ault & Company purchased another 10,000 shares of Series C Convertible Preferred Stock and Series C Warrants to purchase another 84,468 shares of common stock, for a purchase price of $10.0 million, paid in cash. Immediately upon the Third Closing, we paid $7.5 million to satisfy the remaining outstanding balance on the outstanding Senior Note.

On December 14, 2023, we, along with the Guarantors entered into the Loan Agreement with institutional lenders, pursuant to which Ault & Company borrowed $36 million and issued the Secured Notes to the lenders in the aggregate amount of $38.9 million.

Pursuant to the Loan Agreement, the Guarantors, as well as Milton C. Ault, III, our Executive Chairman and the Chief Executive Officer of Ault & Company, agreed to act as guarantors for repayment of the Secured Notes. In addition, certain Guarantors entered into various agreements as collateral in support of the guarantee of the Secured Notes, including (i) a security agreement by Sentinum, pursuant to which Sentinum granted to the Lenders a security interest in (a) the Miners, (b) all of the digital currency mined or otherwise generated from the Miners and (c) the membership interests of ACS, (ii) a security agreement by the Company, Ault Lending, BNI Montana and AGREE, pursuant to which those entities granted to the lenders a security interest in substantially all of their assets, as well as a pledge of equity interests in Ault Aviation, AGREE, Sentinum, Third Avenue, Ault Energy, Eco Pack, and Circle 8 Holdco, (iii) a mortgage and security agreement by Third Avenue on the Florida Property, (iv) a future advance mortgage by ACS on the Michigan Property, (v) an aircraft mortgage and security agreement by Ault Aviation on the Aircraft, and (vi) deposit account control agreements over certain bank accounts held by certain of our subsidiaries.

In addition, pursuant to the Loan Agreement, we agreed to establish the Segregated Account, which would be used as a further guarantee of repayment of the Secured Notes. $3.5 million of cash was paid into the Segregated Account on the closing date. We are required to have the minimum balance in the Segregated Account be not less than $7 million, $15 million, $20 million and $27.5 million on the five-month, nine-month, one-year and two-year anniversaries of the closing date, respectively. In addition, starting on March 31, 2024, we are required to deposit $0.3 million monthly into the Segregated Account, which increases to $0.4 million monthly starting March 31, 2025. Further, we agreed to deposit into the Segregated Account, (i) up to the first $7 million of net proceeds, if any, from the sale of the Hilton Garden Inn in Madison West, the Residence Inn in Madison West, the Courtyard in Madison West, and the Hilton Garden Inn in Rockford; (ii) 50% of cash dividends (on a per dividend basis) received from Circle 8 on or after June 30, 2024; (iii) 30% of the net proceeds from any bond offerings we conduct, which shall not exceed $9 million in the aggregate; and (iv) 25% of the net proceeds from cash flows, collections and revenues from loans or other investments made by Ault Lending (including but not limited to sales of loans or investments, dividends, interest payments and amortization payments), which shall not exceed $5 million in the aggregate. In addition, if we decide to sell certain assets, we further agreed to deposit funds into the Segregated Account from the sale of those assets, including, (i) $15 million from the sale of the Florida Property, (ii) $11 million from the sale of the Aircraft, (iii) $17 million from the sale of the Michigan Property, (iv) $350 per Miner, subject to a de minimis threshold of $1 million, and (v) $10 million from the sale of Circle 8.

99

Amendments to Loan and Guarantee Agreement

On September 17, 2024, the loan and guarantee agreement, dated as of December 14, 2023, as amended, pursuant to which the Company has guaranteed financial obligations of Ault & Company borrowings, was amended regarding the Company’s obligations to fund the restricted cash Segregated Account.

The Company agreed to deposit in the Segregated Account: (i) $0.4 million monthly commencing on September 30, 2024 and ending on February 28, 2025; and (ii) $0.5 million monthly commencing on March 31, 2025 and ending on the earlier of the term loan maturity date, prepayment of the term loan in full or the date on which the balance of the Segregated Account exceeds 110% of the outstanding balance of the term loan. As of December 31, 2024, the Company had deposited $18.4 million in the Segregated Account.

On March 7, 2025 the loan and guarantee agreement, dated as of December 14, 2023, as amended, pursuant to which the Company has guaranteed financial obligations of Ault & Company borrowings, was further amended regarding the Company’s obligations to fund the restricted cash Segregated Account.

Pursuant to the March 7, 2025 amendment, the Company agreed to deposit in the Segregated Account: (i) $0.2 million monthly commencing on April 11, 2025 and ending on June 11, 2025; and (ii) $0.4 million monthly commencing on July 11, 2025 and ending on the earlier of the term loan maturity date, prepayment of the term loan in full or the date on which the balance of the Segregated Account exceeds 110% of the outstanding balance of the term loan.

Description of the Series C Convertible Preferred Stock

Conversion Rights

Each share of Series C Convertible Preferred Stock has a stated value of $1,000.00 and is convertible into shares of common stock at a conversion price equal to the greater of (i) $0.10 (the “Preferred Floor Price”), and (ii) the lesser of (A) $0.35 or (B) 105% of the volume weighted average price of the common stock during the ten trading days immediately prior to the date of conversion (the “Series C Conversion Price”). The Series C Conversion Price is subject to adjustment in the event of an issuance of common stock at a price per share lower than the Series C Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Preferred Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series C Preferred Stock are entitled to vote with the common stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and the NYSE American, provided, however, that for purposes of complying with NYSE American regulations, the conversion price, for purposes of determining the number of votes the holder of Series C Convertible Preferred Stock is entitled to cast, shall not be lower than $107.625 (the “Series C Voting Floor Price”), which represents the closing sale price of the common stock on the trading day immediately prior to the date of execution of the November 2023 SPA. The Series C Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

In addition, Ault & Company will be entitled to elect such number of directors to the Board as shall be equal to a percentage determined by dividing (i) the number of shares of common stock issuable upon conversion of the Series C Preferred Stock then owned by Ault & Company (the “Conversion Shares”), by (ii) the sum of the number of shares of common stock then outstanding plus the number of Conversion Shares.

100

Description of the Series C Warrants

On each closing date, the Company will issue Ault & Company the Series C Warrants, which grant Ault & Company the right to purchase a specified number of common stock (the “Series C Warrant Shares”). The exercise price of the Series C Warrants is $118.39 (the “Series C Exercise Price”) and the number of Series C Warrant Shares is determined by dividing the actual investment amount by the Series C Exercise Price. The Series C Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Series C Warrants have a five-year term, expiring on the fifth anniversary of the date of issuance, and become exercisable on the first business day after the six-month anniversary of the date of issuance.

Series G Preferred Stock Purchase Agreement

On December 21, 2024, we entered into the December 2024 SPA with Ault & Company, pursuant to which we agreed to sell, in one or more closings, to Ault & Company up to 25,000 shares of Series G Convertible Preferred Stock and the Series G Warrants to purchase up to 4.2 million shares of common stock for a total purchase price of up to $25 million.

The December 2024 SPA shall automatically terminate if the closing has not occurred prior to December 31, 2025, though such date may be extended by Ault & Company as set forth in the December 2024 SPA. The December 2024 SPA provides that the financing may be conducted through one or more closings.

As of the date of filing of this Form 10-K, Ault & Company has purchased an aggregate of 960 shares of Series G Convertible Preferred Stock and Series G Warrants to purchase an aggregate of 162,217 Warrant Shares, for an aggregate purchase price of $1.0 million.

Additionally, until the earlier of (i) four years from the initial closing date of the December 2024 SPA or (ii) the date when Ault & Company holds fewer than 5,000 shares of Series G Convertible Preferred Stock, the Company will be prohibited from (A) entering into any financing, whether debt or equity, other than conventional loans from a commercial bank, at a price per share less than the Series G Conversion Price (as defined below) or (B) entering into a variable rate financing transaction.

Further, for as long as Ault & Company holds at least 5,000 shares of Series G Convertible Preferred Stock, Ault & Company shall have a right to participate in a Subsequent Financing allowing Ault & Company to purchase such number of securities in the Subsequent Financing to allow Ault & Company to maintain its percentage beneficial ownership of the Company that Ault & Company held immediately prior to the Subsequent Financing.

Description of the Series G Convertible Preferred Stock

Conversion Rights

Each share of Series C Convertible Preferred Stock has a stated value of $1,000.00 and is convertible into shares of common stock at a conversion price equal to the greater of (i) the Preferred Floor Price, and (ii) the lesser of (A) $6.74 or (B) 105% of the volume weighted average price of the common stock during the ten trading days immediately prior to the date of conversion (the “Series G Conversion Price”). The Series G Conversion Price is subject to adjustment in the event of an issuance of common stock at a price per share lower than the Series G Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Preferred Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series G Preferred Stock are entitled to vote with the common stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and the NYSE American, provided, however, that for purposes of complying with NYSE American regulations, the conversion price, for purposes of determining the number of votes the holder of Series G Convertible Preferred Stock is entitled to cast, shall not be lower than $6.244 (the “Series G Voting Floor Price”), which represents the closing sale price of the Class A common stock on the trading day immediately prior to the date of execution of the December 2024 SPA plus the estimated value of the Series G Warrants. The Series G Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

101

In addition, Ault & Company will be entitled to elect such number of directors to the Board as shall be equal to a percentage determined by dividing (i) the number of shares of common stock issuable upon conversion of the Series G Preferred Stock then owned by Ault & Company (the “Conversion Shares”), by (ii) the sum of the number of shares of common stock then outstanding plus the number of Conversion Shares.

Description of the Series G Warrants

On each closing date, the Company will issue Ault & Company the Series G Warrants, which grant Ault & Company the right to purchase a specified number of shares of class A common stock (the “Series G Warrant Shares”). The exercise price of the Series G Warrants is $5.92 (the “Series G Exercise Price”) and the number of Series G Warrant Shares is determined by dividing the actual investment amount by the Series G Exercise Price. The Series G Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Series G Warrants have a five-year term, expiring on the fifth anniversary of the date of issuance, and become exercisable on the first business day after the six-month anniversary of the date of issuance.

Nature of Related Parties

Milton C. Ault, III, our Executive Chairman, is also the Chief Executive Officer and a director of Ault & Company. William B. Horne, our Chief Executive Officer and Vice Chairman, is also Chief Financial Officer and a director of Ault & Company. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the President, General Counsel and a director of Ault & Company.

Alzamend

On January 31, 2024, Ault Lending entered into the January 2024 SPA with Alzamend, pursuant to which Alzamend agreed to sell, in one or more closings, to Ault Lending up to 6,000 shares of ALZN Series B Preferred and ALZN Series B Warrants to purchase up to 0.6 million shares of Alzamend common stock for a total purchase price of up to $6.0 million. On January 31, 2024, Ault Lending purchased 1,220 shares of ALZN Series B Preferred and warrants to purchase 0.1 million shares for a total purchase price of $1.22 million. The purchase price was paid by the cancellation of $1.22 million of cash advances made by Ault Lending to Alzamend between November 9, 2023 and January 31, 2023. On March 26, 2024, pursuant to the January 2024 SPA, Ault Lending purchased 780 shares of ALZN Series B Preferred Stock and ALZN Series B Warrants to purchase 0.1 million shares of Alzamend common, for a purchase price of $780,000.  As of March 31, 2025, Ault Lending has purchased an aggregate of 2,100 shares of ALZN Series B Preferred and ALZN Series B Warrants to purchase an aggregate of 0.2 million shares of Alzamend common stock, for an aggregate purchase price of $2.1 million.

Description of the ALZN Series B Preferred

The terms of the ALZN Series B Preferred are as set forth in the Amended and Restated Certificates of Designations of the Rights, Preferences and Limitations of the Series B Convertible Preferred Stock, as amended (the “Series B Certificate of Designation”). Each share of ALZN Series B Preferred has a stated value of $1,000 per share (the “ALZN Stated Value”). The ALZN Series B Preferred does not accrue dividends.

Conversion Rights

Each share of ALZN Series B Preferred is convertible into a number of shares of Alzamend common stock (“ALZN Conversion Shares”) determined by dividing the ALZN Stated Value by $10.00 (the “ALZN Conversion Price”). The ALZN Conversion Price is subject to adjustment in the event of an issuance of common stock at a price per share lower than the ALZN Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events.

Voting Rights

The holders of the ALZN Series B Preferred are entitled to vote with the common stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Company Law and Nasdaq, provided however, that for purposes of complying with Nasdaq regulations, the conversion price, for purposes of determining the number of votes the holder of ALZN Series B Preferred is entitled to cast, shall not be lower than $8.73 (the “ALZN Voting Floor Price”). The ALZN Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

102

Liquidation Rights

In the event of liquidation, dissolution, or winding up of Alzamend, the holders of ALZN Series B Preferred have a preferential right to receive an amount equal to the ALZN Stated Value per share of ALZN Series B Preferred before any distribution to other classes of capital stock. If the assets are insufficient, the distribution will be prorated among the holders of ALZN Series B Preferred. The remaining assets, if any, will then be distributed pro rata to the holders of outstanding Alzamend common stock. Any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Series B Certificate of Designation.

Description of the Series B Warrants

At each closing, Alzamend issued Ault Lending Series B Warrants, which grant Ault Lending the right to purchase a specified number of Alzamend common stock (the “ALZN Warrant Shares”). The exercise price of the Series B Warrants is $12.00 (the “ALZN Exercise Price”) and the number of ALZN Warrant Shares is equal to the number of ALZN Conversion Shares issuable upon the ALZN Series B Preferred issued at that closing. The ALZN Exercise Price is subject to adjustment in the event of an issuance of common stock at a price per share lower than the ALZN Exercise Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events.

The Series B Warrants become exercisable on the first business day after the six-month anniversary of issuance (the “ALZN Initial Exercise Date”) and have a five-year term, expiring on the fifth anniversary of the ALZN Initial Exercise Date.

Nature of Related Parties

Messrs. Ault, Horne and Nisser are each paid $50,000 annually by Alzamend.

Milton C. Ault, III, our Executive Chairman, is also the Vice Chairman of Alzamend. William B. Horne, our Chief Executive Officer and Vice Chairman, is also the Chairman of Alzamend. Henry Nisser, our President, General Counsel and a member of our board of directors, is also the Executive Vice President, General Counsel and a director of Alzamend.

AVLP

Nature of Related Parties

Prior to the filing of Chapter 7 bankruptcy by AVLP in March 2025, Mr. Ault was paid $100,000 annually by AVLP, and each of Messrs. Horne and Nisser was paid $50,000 annually by AVLP.

Milton C. Ault, III and William Horne, our Executive Chairman and Chief Executive Officer, respectively, and two of our directors are directors of AVLP. In addition, Philou Ventures, of which Ault & Company is the Manager, is the controlling stockholder of AVLP. Mr. Ault is the Executive Chairman of AVLP. Further, Henry Nisser, our President, General Counsel and one of our directors, is the Executive Vice President and General Counsel of AVLP.

Director Independence

	Independent	Audit Committee	Nominating and Governance Committee	Compensation Committee
Director
Milton C. Ault III	No
William B. Horne	No
Henry Nisser	No
Robert O. Smith	Yes	C	X	X
Jeffrey A. Bentz	Yes	X	X	C
Mordechai Rosenberg	Yes	X	C	X

____________

C – Chairman of committee

X – Member of committee

103

ITEM 14.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Marcum LLP served as our independent registered public accounting firm for the years ended December 31, 2024 and 2023. Ziv Haft, a BDO Member Firm, served as the independent registered public accounting firm of Enertec for the year ended December 31, 2023.

Fees and Services

The following table shows the aggregate fees billed to us for professional services by Marcum LLP for the years ended December 31, 2024 and 2023 and Ziv Haft for the year ended December 31, 2023:

	2024	2023
Audit Services	$1,623,000	$2,241,000
Audit-Related Services	—	—
Tax Services	—	—
All Other Services	—	—
Total	$1,623,000	$2,241,000

Audit Fees. This category includes the aggregate fees billed for professional services rendered for the audits of our financial statements for the years ended December 31, 2024 and 2023, for the reviews of the financial statements included in our quarterly reports on Form 10-Q during 2024 and 2023, and for other services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant years.

Audit-Related Fees. This category includes the aggregate fees billed in each of the last two years for assurance and related services by the independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees,” and generally consist of fees for other engagements under professional auditing standards, accounting and reporting consultations, internal control-related matters, and audits of employee benefit plans.

Tax Fees. This category includes the aggregate fees billed in each of the last two years for professional services rendered by the independent auditors for tax compliance, tax planning and tax advice.

All Other Fees. This category includes the aggregate fees billed in each of the last two years for products and services provided by the independent auditors that are not reported above under “Audit Fees,” “Audit-Related Fees,” or “Tax Fees.”

The Audit Committee’s policy is to pre-approve all services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. Our independent auditors are required to report periodically to the Audit Committee regarding the extent of services they provide in accordance with such pre-approval.

104

PART IV

ITEM 15.	EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated January 7, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 19, 2021 as Exhibit 3.1 thereto.
2.2	Agreement and Plan of Merger dated December 1, 2021. Incorporated by reference to the Current Report on Form 8-K filed on December 13, 2021 as Exhibit 2.1 thereto.
2.3	Agreement and Plan of Merger dated December 20, 2022. Incorporated by reference to the Current Report on Form 8-K filed on December 21, 2022 as Exhibit 2.1 thereto.
3.1	Certificate of Incorporation, dated September 22, 2017. Incorporated herein by reference to the Current Report on Form 8-K filed on December 29, 2017 as Exhibit 3.1 thereto.
3.2	Certificate of Designations of Rights and Preferences of 10% Series A Cumulative Redeemable Perpetual Preferred Stock, dated September 13, 2018. Incorporated herein by reference to the Current Report on Form 8-K filed on September 14, 2018 as Exhibit 3.1 thereto.
3.3	Certificate of Amendment to Certificate of Incorporation, dated January 2, 2019. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2019 as Exhibit 3.1 thereto.
3.4	Certificate of Amendment to Certificate of Incorporation (1-for-20 Reverse Stock Split of Common Stock), dated March 14, 2019. Incorporated herein by reference to the Current Report on Form 8-K filed on March 14, 2019 as Exhibit 3.1 thereto.
3.5	Certificate of Ownership and Merger. Incorporated by reference to the Current Report on Form 8-K filed on January 19, 2021 as Exhibit 2.1 thereto.
3.6	Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware on December 1, 2021. Incorporated by reference to the Current Report on Form 8-K filed on December 13, 2021 as Exhibit 3.1 thereto.
3.7	Certificate of Designation, Preferences and Rights relating to the 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, dated May 25, 2022. Incorporated by reference to the Registration Statement on Form 8-A filed on May 26, 2022 as Exhibit 3.6 thereto.
3.8	Certificate of Increase of the Designated Number of Shares of 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, dated June 10, 2022. Incorporated by reference to the Current Report on Form 8-K filed on June 14, 2022 as Exhibit 3.1 thereto.
3.9	Certificate of Correction to the Certificate of Designation, Rights and Preferences of 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, dated June 16, 2022. Incorporated by reference to the Current Report on Form 8-K filed on June 17, 2022 as Exhibit 3.1 thereto.
3.10	Certificate of Amendment to Certificate of Incorporation (1-for-300 Reverse Stock Split of Common Stock), dated May 15, 2023. Incorporated herein by reference to the Current Report on Form 8-K filed on May 16, 2023 as Exhibit 3.1 thereto.
3.11	Certificate of Elimination of the Series E convertible redeemable preferred stock of Hyperscale Data, Inc. Incorporated herein by reference to the Current Report on Form 8-K filed on August 18, 2023 as Exhibit 3.1 thereto.
3.12	Certificate of Elimination of the Series F convertible redeemable preferred stock of Hyperscale Data, Inc. Incorporated herein by reference to the Current Report on Form 8-K filed on August 18, 2023 as Exhibit 3.2 thereto.
3.13	Certificate of Elimination of the Series G convertible redeemable preferred stock of Hyperscale Data, Inc. Incorporated herein by reference to the Current Report on Form 8-K filed on August 18, 2023 as Exhibit 3.3 thereto.
3.14	Certificate of Designation of Preferences, Rights and Limitations of Series C Cumulative Preferred Stock, dated November 15, 2023. Incorporated herein by reference to the Current Report on Form 8-K filed on November 21, 2023 as Exhibit 3.1 thereto.
3.15	Certificate of Elimination of the Series B convertible redeemable preferred stock of Hyperscale Data, Inc. Incorporated herein by reference to the Current Report on Form 8-K filed on December 12, 2023 as Exhibit 3.1 thereto.
3.16	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on January 12, 2024. Incorporated by reference to the Current Report on Form 8-K filed on January 12, 2024 as Exhibit 3.2 thereto.
3.17	Second Amended and Restated Bylaws, effective as of January 11, 2024. Incorporated by reference to the Current Report on Form 8-K filed on January 12, 2024 as Exhibit 3.1 thereto.
3.18	Certificate of Increase to Certificate Designations of Preferences, Rights and Limitations of Series C Convertible Preferred Stock. Incorporated herein by reference to the Current Report on Form 8-K filed on April 4, 2024 as Exhibit 3.1 thereto.
3.19	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on September 6, 2024 and effective September 10, 2024. Incorporated herein by reference to the Current Report on Form 8-K filed on September 6, 2024 as Exhibit 3.1 thereto.
3.20	Certificate of Designation, Preferences and Rights relating to the 10.00% Series E Cumulative Redeemable Perpetual Preferred Stock, dated November 11, 2024. Incorporated by reference to the Current Report on Form 8-K filed on November 12, 2024 as Exhibit 3.1 thereto.

105

Exhibit Number	Description
3.21	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on November 20, 2024. Incorporated herein by reference to the Current Report on Form 8-K filed on November 20, 2024 as Exhibit 3.1 thereto.
3.22	Certificate of Designation, Preferences and Rights relating to the Series F Exchangeable Preferred Stock, dated November 22, 2024. Incorporated by reference to the Current Report on Form 8-K filed on November 25, 2024 as Exhibit 3.1 thereto.
3.23	Form of Certificate of Designation of Preferences, Rights and Limitations of Series G Cumulative Preferred Stock, dated December 21, 2024. Incorporated herein by reference to the Current Report on Form 8-K filed on December 23, 2024 as Exhibit 4.1 thereto.
3.24	Certificate of Amendment to Certificate of Incorporation filed with the Delaware Secretary of State on February 5, 2025. Incorporated herein by reference to the Current Report on Form 8-K filed on February 10, 2025 as Exhibit 3.1 thereto.
3.25	Certificate of Designation of Preferences, Rights and Limitations of Series B Cumulative Preferred Stock, dated March 31, 2025. Incorporated herein by reference to the Current Report on Form 8-K filed on April 1, 2025 as Exhibit 3.1 thereto.
4.1	Form of Warrant, dated as of May 28, 2020. Incorporated by reference to the Current Report on Form 8-K filed on May 29, 2020 as Exhibit 4.3 thereto.
4.2	Form of Warrant, dated June 26, 2020. Incorporated by reference to the Current Report on Form 8-K filed on June 29, 2020 as Exhibit 4.2 thereto.
4.3	Form of Warrant. Incorporated by reference to the Current Report on Form 8-K filed on July 17, 2020 as Exhibit 4.2 thereto.
4.4	Form of Warrant, dated October 22, 2020. Incorporated by reference to the Current Report on Form 8-K filed on October 23, 2020 as Exhibit 4.2 thereto.
4.5	Form of Warrant dated October 27, 2020. Incorporated by reference to the Current Report on Form 8-K filed on October 27, 2020 as Exhibit 4.3 thereto.
4.6	Form of Warrant dated October 27, 2020. Incorporated by reference to the Current Report on Form 8-K filed on October 27, 2020 as Exhibit 4.4 thereto.
4.7	Form of Warrant issued to Esousa Holdings, LLC, dated November 19, 2020. Incorporated by reference to the Current Report on Form 8-K filed on November 20, 2020 as Exhibit 4.3 thereto.
4.8	Form of Senior Indenture between BitNile Holdings, Inc. and the Trustee. Incorporated by reference to the Registration Statement on Form S-3 filed on October 29, 2021 as Exhibit 4.1 thereto.
4.9	Form of Subordinated Indenture between BitNile Holdings, Inc. and the Trustee. Incorporated by reference to the Registration Statement on Form S-3 filed on October 29, 2021 as Exhibit 4.2 thereto.
4.10	Form of Class A Warrant, dated December 29, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 4.2 thereto.
4.11	Form of Class B Warrant, dated December 29, 2021. Incorporated by reference to the Current Report on Form 8-K filed on January 3, 2022 as Exhibit 4.3 thereto.
4.12	Form of Note. Incorporated by reference to the Current Report on Form 8-K filed on August 11, 2022 as Exhibit 4.1 thereto.
4.13	Form of Class A Warrant. Incorporated by reference to the Current Report on Form 8-K filed on November 8, 2022 as Exhibit 4.1 thereto.
4.14	Form of Class B Warrant. Incorporated by reference to the Current Report on Form 8-K filed on November 8, 2022 as Exhibit 4.2 thereto.
4.15	Form of Note. Incorporated by reference to the Current Report on Form 8-K filed on December 19, 2022 as Exhibit 4.1 thereto.
4.16	Form of amendment #1 to senior secured promissory note. Incorporated by reference to the Quarterly Report on Form 10-Q filed on May 22, 2023 as Exhibit 10.7 thereto.
4.17	Form of 7.00% Senior Note due 2024. Incorporated by reference to the Current Report on Form 8-K filed on September 1, 2023 as Exhibit 4.1 thereto.
4.18	Form of 8.50% Senior Note due 2026. Incorporated by reference to the Current Report on Form 8-K filed on September 1, 2023 as Exhibit 4.2 thereto.
4.19	Form of 10.50% Senior Note due 2028. Incorporated by reference to the Current Report on Form 8-K filed on September 1, 2023 as Exhibit 4.3 thereto.
4.20	Form of Note. Incorporated by reference to the Current Report on Form 8-K filed on September 28, 2023 as Exhibit 4.1 thereto.
4.21	Form of Warrant issued October 13, 2023. Incorporated by reference to the Current Report on Form 8-K filed on October 16, 2023 as Exhibit 4.2 thereto.
4.22	Form of Warrant. Incorporated by reference to the Current Report on Form 8-K filed on November 7, 2023 as Exhibit 10.2 thereto.
4.23	Securities Purchase Agreement, dated as of November 14, 2023, by and between Hyperscale Data, Inc. and RiskOn International, Inc. Incorporated by reference to the Current Report on Form 8-K filed on November 15, 2023 as Exhibit 10.1 thereto.

106

Exhibit Number	Description
4.24	Form of Certificate of Designations of Rights, Preferences and Limitations of Series D Convertible Preferred Stock of RiskOn International, Inc. Incorporated by reference to the Current Report on Form 8-K filed on November 15, 2023 as Exhibit 10.2 thereto.
4.25	Note Purchase Agreement, dated March 11, 2024, by and among the Company and the Investors. Incorporated by reference to the Current Report on Form 8-K filed on March 12, 2024 as Exhibit 10.1 thereto.
4.26	Form of Note. Incorporated by reference to the Current Report on Form 8-K filed on March 12, 2024 as Exhibit 4.1 thereto.
4.27	Form of Term Note. Incorporated by reference to the Current Report on Form 8-K filed on April 30, 2024 as Exhibit 4.1 thereto.
4.28	Form of Note. Incorporated by reference to the Current Report on Form 8-K filed on July 19, 2024 as Exhibit 4.1 thereto.
4.29	Note Purchase Agreement, dated July 18, 2024, by and among the Company and Esousa Group Holdings, LLC. Incorporated by reference to the Current Report on Form 8-K filed on July 19, 2024 as Exhibit 10.1 thereto.
4.30	Form of Forbearance Note. Incorporated by reference to the Current Report on Form 8-K filed on December 11, 2024 as Exhibit 4.1 thereto.
4.31	Securities Purchase Agreement, dated as of December 21, 2024, by and between the Company and Ault & Company, Inc. Incorporated by reference to the Current Report on Form 8-K filed on December 23, 2024 as Exhibit 10.1 thereto.
4.32	Form of Warrant. Incorporated by reference to the Current Report on Form 8-K filed on January 6, 2025 as Exhibit 10.2 thereto.
4.33	Form of Convertible Promissory Note. Incorporated by reference to the Current Report on Form 8-K filed on February 6, 2025 as Exhibit 4.1 thereto.
4.34	Form of Amended and Restated Forbearance Note. Incorporated by reference to the Current Report on Form 8-K filed on February 26, 2025 as Exhibit 4.1 thereto.
4.35	Form of Convertible Promissory Note. Incorporated by reference to the Current Report on Form 8-K filed on March 17, 2025 as Exhibit 4.1 thereto.
4.36	Form of Convertible Promissory Note. Incorporated by reference to the Current Report on Form 8-K filed on March 24, 2025 as Exhibit 4.1 thereto.
4.37	Form of Convertible Promissory Note. Incorporated by reference to the Current Report on Form 8-K filed on April 1, 2025 as Exhibit 4.1 thereto.
4.38	Form of Convertible Promissory Note. Incorporated by reference to the Current Report on Form 8-K filed on April 9, 2025 as Exhibit 4.1 thereto.
4.39**	Description of Capital Stock.
10.1*	2021 Stock Incentive Plan. Incorporated by reference to the Company’s Definitive Proxy Statement on Form DEF 14A filed on July 6, 2021 as Appendix B thereto.
10.2*	2021 Employee Stock Purchase Plan. Incorporated by reference to the Company’s Definitive Proxy Statement on Form DEF 14A filed on July 6, 2021 as Appendix C thereto.
10.3*	Form of Stock Option Grants. Incorporated by reference to the Company’s Registration Statement on Form S-8 filed on August 26, 2021 as Exhibit 99.3 thereto.
10.4*	Form of Restricted Stock Unit Grants. Incorporated by reference to the Company’s Registration Statement on Form S-8 filed on August 26, 2021 as Exhibit 99.4 thereto.
10.5	Form of Construction Loan Agreement. Incorporated by reference to the Current Report on Form 8-K filed on December 23, 2021 as Exhibit 10.1 thereto.
10.6	Form of Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing. Incorporated by reference to the Current Report on Form 8-K filed on December 23, 2021 as Exhibit 10.2 thereto.
10.7	Form of Assignment of Leases, Rents and Profits. Incorporated by reference to the Current Report on Form 8-K filed on December 23, 2021 as Exhibit 10.3 thereto.
10.8	Form of Guaranty. Incorporated by reference to the Current Report on Form 8-K filed on December 23, 2021 as Exhibit 10.4 thereto.
10.9*	2022 Stock Incentive Plan. Incorporated by reference to the Company’s Definitive Proxy Statement on Form DEF 14A filed on September 23, 2022 as Annex B thereto.
10.10	Form of Share Exchange Agreement, entered into February 8, 2023. Incorporated by reference to the Current Report on Form 8-K filed on February 10, 2023 as Exhibit 10.1 thereto.
10.11	Form of Series B Preferred Stock Certificate of Designations. Incorporated by reference to the Current Report on Form 8-K filed on February 10, 2023 as Exhibit 10.2 thereto.
10.12	Form of Series C Preferred Stock Certificate of Designations. Incorporated by reference to the Current Report on Form 8-K filed on February 10, 2023 as Exhibit 10.3 thereto.
10.13	Form of Hyperscale Data, Inc. Investor Agreement relating to 7.00% Senior Notes due 2024, 8.50% Senior Notes due 2026 and 10.50% Senior Notes due 2028. Incorporated by reference to the Current Report on Form 8-K filed on September 1, 2023 as Exhibit 10.1 thereto.
10.14	Securities Purchase Agreement, dated November 6, 2023, by and between Hyperscale Data, Inc. and Ault & Company, Inc. Incorporated by reference to the Current Report on Form 8-K filed on November 7, 2023 as Exhibit 10.1 thereto.

107

Exhibit Number	Description
10.15	Form of Loan and Guaranty Agreement, dated December 14, 2023. Incorporated by reference to the Current Report on Form 8-K filed on December 15, 2023 as Exhibit 10.1 thereto.
10.16	Form of Security Agreement. Incorporated by reference to the Current Report on Form 8-K filed on December 15, 2023 as Exhibit 10.2 thereto.
10.17	Form of Security Agreement. Incorporated by reference to the Current Report on Form 8-K filed on December 15, 2023 as Exhibit 10.3 thereto.
10.18	Form of Michigan Mortgage. Incorporated by reference to the Current Report on Form 8-K filed on December 15, 2023 as Exhibit 10.5 thereto.
10.19	Form of Aircraft Mortgage. Incorporated by reference to the Current Report on Form 8-K filed on December 15, 2023 as Exhibit 10.6 thereto.
10.20	Amendment to the Securities Purchase Agreement, Certificate of Designation and Series C Warrants, dated March 25, 2024. Incorporated by reference to the Current Report on Form 8-K filed on March 26, 2024 as Exhibit 10.3 thereto.
10.21	Luxor Mining Pool Service Level Agreement, dated March 28, 2023, by and between Bitnile Inc. (n/k/a Sentinum Inc.) and Luxor Technology Corporation. Incorporated by reference to the Annual Report on Form 10-K filed on April 16, 2024 as Exhibit 10.28 thereto.
10.22	Amendment to the Loan and Guaranty Agreement, dated April 15, 2024. Incorporated by reference to the Current Report on Form 8-K filed on April 16, 2024 as Exhibit 10.1 thereto.
10.23	Form of Guaranty. Incorporated by reference to the Current Report on Form 8-K filed on April 30, 2024 as Exhibit 10.1 thereto.
10.24	Form of Second Amendment to Loan and Guaranty Agreement, dated May 15, 2024. Incorporated by reference to the Current Report on Form 8-K filed on May 16, 2024 as Exhibit 10.1 thereto.
10.25	Form of Loan Agreement. Incorporated by reference to the Current Report on Form 8-K filed on June 5, 2024 as Exhibit 10.1 thereto.
10.26	Form of Guaranty. Incorporated by reference to the Current Report on Form 8-K filed on June 5, 2024 as Exhibit 10.2 thereto.
10.27	Purchase Agreement, dated June 20, 2024, by and between Hyperscale Data, Inc. and Orion Equity Partners, LLC. Incorporated by reference to the Current Report on Form 8-K filed on June 21, 2024 as Exhibit 10.1 thereto.
10.28	Contract dated October 23, 2021 by and between Indiana Michigan Power Company and Alliance Cloud Services, a subsidiary of Hyperscale Data, Inc
10.29	Amendment to the Securities Purchase Agreement, dated March 30, 2025, by and between the Company and Ault & Company, Inc. Incorporated by reference to the Current Report on Form 8-K filed on April1 , 2025 as Exhibit 10.1 thereto.
10.30	First Supplement and Amendment dated November 1, 2024 by and among Hyperscale Data, Inc., Orion Equity Partners, LLC and Ascendiant Capital Markets, LLC. Incorporated by reference to the Current Report on Form 8-K filed on November 1, 2024 as Exhibit 10.1 thereto.
10.31	Form of Forbearance Agreement. Incorporated by reference to the Current Report on Form 8-K filed on December 11, 2024 as Exhibit 10.1 thereto.
10.32	Second Supplement and Amendment to Purchase Agreement dated January 9, 2025 by and among Hyperscale Data, Inc., Orion Equity Partners, LLC, Ascendiant Capital Markets, LLC and Northland Securities, Inc. Incorporated by reference to the Registration Statement on Form S-1/A filed on January 14, 2025 as Exhibit 10.40 thereto.
10.33	First Amendment to Loan Agreement dated January 9, 2025 by and among Hyperscale Data, Inc., OREE Lending Company, LLC and Helios Funds LLC. Incorporated by reference to the Registration Statement on Form S-1/A filed on January 14, 2025 as Exhibit 10.41 thereto.
10.34	Exchange Agreement, dated February 5, 2025, by and between the Company and the Investor. Incorporated by reference to the Current Report on Form 8-K filed on February 6, 2025 as Exhibit 10.1 thereto.
10.35	Form of Amended and Restated Forbearance Agreement. Incorporated by reference to the Current Report on Form 8-K filed on February 26, 2025 as Exhibit 10.1 thereto.
10.36	Exchange Agreement, dated March 14, 2025, by and between the Company and the Investor. Incorporated by reference to the Current Report on Form 8-K filed on March 17, 2025 as Exhibit 10.1 thereto.
10.37	Exchange Agreement, dated March 21, 2025, by and between the Company and the Investor. Incorporated by reference to the Current Report on Form 8-K filed on March 24, 2025 as Exhibit 10.1 thereto.
10.38	Amendment to the Securities Purchase Agreement, dated March 30, 2025, by and between the Company and Ault & Company, Inc. Incorporated by reference to the Current Report on Form 8-K filed on April1 , 2025 as Exhibit 10.1 thereto.
10.39	Securities Purchase Agreement, dated March 31, 2025, by and between Hyperscale Data, Inc. and SJC Lending, LLC. Incorporated by reference to the Current Report on Form 8-K filed on April 1, 2025 as Exhibit 10.1 thereto.
10.40	Registration Rights Agreement, dated March 31, 2025, by and between Hyperscale Data, Inc. and SJC Lending, LLC. Incorporated by reference to the Current Report on Form 8-K filed on April 1, 2025 as Exhibit 10.2 thereto.
19.1**	Insider Trading Policy of Hyperscale Data, Inc.
21**	List of subsidiaries.
31.1**	Certification of Chief Executive Officer required by Rule 13a-14(a) or Rule 15d-14(a).

108

Exhibit Number	Description
31.2**	Certification of Chief Financial Officer required by Rule 13a-14(a) or Rule 15d-14(a).
32.1***	Certification of Chief Executive Officer and Chief Financial Officer required by Rule 13a-14(b) or Rule 15d-14(b) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
97.1**	Hyperscale Data, Inc. Clawback Policy. Incorporated by reference to the Annual Report on Form 10-K filed on April 16, 2024 as Exhibit 97.2 thereto.
101.INS**	Inline XBRL Instance Document. The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH**	Inline XBRL Taxonomy Extension Schema Document.
101.CAL**	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF**	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB**	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE**	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Indicates management contract or compensatory plan or arrangement.

**	Filed herewith.

***	Furnished herewith.

ITEM 16.	FORM 10–K SUMMARY

None.

109

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 15, 2025

HYPERSCALE DATA, INC.

By:	/s/ William B. Horne
William B. Horne
Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated.

April 15, 2025	/s/ Milton C. Ault, III
Milton C. Ault, III, Executive Chairman of the Board

April 15, 2025	/s/ William B. Horne
William B. Horne, Chief Executive Officer and Director

April 15, 2025	/s/ Henry Nisser
Henry Nisser, President, General Counsel and Director

April 15, 2025	/s/ Robert O. Smith
Robert O. Smith, Director

April 15, 2025	/s/ Mordechai Rosenberg
Mordechai Rosenberg, Director

April 15, 2025	/s/ Jeffrey A. Bentz
Jeffrey A. Bentz, Director

110

ITEM 8.	FINANCIAL STATEMENTS

HYPERSCALE DATA, INC. AND SUBSIDIARIES

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Hyperscale Data, Inc. and Subsidiaries (f/k/a Ault Alliance, Inc.)

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Hyperscale Data, Inc. (the “Company”) (f/k/a Ault Alliance, Inc.) as of December 31, 2024, the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2024 and 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2024 and 2023, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph – Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company has a significant working capital deficiency, has incurred significant losses and needs to raise additional funds to meet its obligations and sustain its operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Evaluation of the Accounting for and Disclosure of Bitcoin Mining Revenue

As disclosed in Note 3, the Company participates in a digital asset mining pool by providing hash calculation services to the mining pool operator. During the years ended December 31, 2024 and 2023, the Company recognized revenue from bitcoin mining of approximately $30.6 million and $33.1 million, respectively.

F-2

We identified the auditing of revenue recognized from bitcoin mining as a critical audit matter due to the nature and extent of audit effort required to perform audit procedures over the completeness and occurrence of bitcoin mining revenue recognized by the Company.

The primary procedures we performed to address this critical audit matter included the following:

•	We performed site visits of the facilities where the Company’s mining hardware is located, which included observations of the physical controls and mining equipment observation procedures.

•	On a sample basis, we tested the hash calculation services contributed by the Company’s mining hardware.

•	We performed certain substantive analytical procedures developing an expectation for the amount to be recorded using hash calculation services data, the calculation prescribed in the contract with the mining pool operator and electricity consumption data and comparing our expectation to the amount recorded by the Company.

•	We evaluated and tested management’s valuation of bitcoin earned by obtaining independent bitcoin prices and comparing those to the prices used by the Company.

•	We obtained and evaluated the contract with the third-party mining pool operator and independently confirmed with the third-party mining pool operator the significant contractual terms utilized in the determination of mining revenue, total mining rewards earned, and the digital asset wallet addresses in which the rewards are deposited.

•	We independently obtained evidence from the Bitcoin blockchain to test the occurrence and accuracy of mining revenue.

/s/ Marcum llp

Marcum LLP

We have served as the Company’s auditor since 2016.

New York, New York

April 15, 2025

F-3

HYPERSCALE DATA, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2024	2023
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$4,546,000	$6,106,000
Restricted cash	20,476,000	4,962,000
Accounts receivable, net	6,165,000	6,736,000
Inventories	1,817,000	1,790,000
Investment in promissory notes and other, related party	20,802,000	3,968,000
Loans receivable, current	1,369,000	1,234,000
Prepaid expenses and other current assets	3,238,000	5,247,000
Current assets of discontinued operations	-	32,367,000
TOTAL CURRENT ASSETS	58,413,000	62,410,000

Cash and marketable securities held in trust account	-	2,200,000
Intangible assets, net	1,844,000	4,047,000
Property and equipment, net	144,357,000	195,666,000
Right-of-use assets	3,697,000	3,409,000
Investments in common stock and equity securities, related party	2,190,000	679,000
Investments in other equity securities	2,802,000	21,767,000
Other assets	7,463,000	9,012,000
TOTAL ASSETS	$220,766,000	$299,190,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued expenses	$59,475,000	$55,422,000
Operating lease liability, current	1,627,000	1,376,000
Notes payable, current	95,768,000	11,692,000
Notes payable, related party, current	164,000	2,375,000
Convertible notes payable, current	19,569,000	7,375,000
Guarantee liability	38,900,000	38,900,000
Current liabilities of discontinued operations	-	22,664,000
TOTAL CURRENT LIABILITIES	215,503,000	139,804,000

LONG TERM LIABILITIES
Operating lease liability, non-current	2,269,000	2,163,000
Notes payable, non-current	904,000	85,420,000
Convertible notes payable, non-current	-	9,453,000
Deferred underwriting commissions of Ault Disruptive Technologies Corporation (“Ault Disruptive”) subsidiary	-	3,450,000
TOTAL LIABILITIES	218,676,000	240,290,000

The accompanying notes are an integral part of these consolidated financial statements.

F-4

HYPERSCALE DATA, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (continued)

	December 31,	December 31,
	2024	2023
COMMITMENTS AND CONTINGENCIES

Redeemable non-controlling interests in equity of subsidiaries	-	2,224,000

STOCKHOLDERS’ EQUITY
Preferred stock, $0.001 par value - 25,000,000 shares authorized; 2,029,450 and 473,737 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively (liquidation preference of $75,521,000 as of December 31, 2024)	2,000	-
Class A Common Stock, $0.001 par value – 500,000,000 shares authorized; 1,259,893 and 127,322 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	1,000	-
Class B Common Stock, $0.001 par value – 25,000,000 shares authorized; 4,998,597 and 0 shares issued and outstanding at December 31, 2024 and December 31, 2023	5,000	-
Additional paid-in capital	668,817,000	644,856,000
Accumulated deficit	(628,950,000)	(567,469,000)
Accumulated other comprehensive loss	(668,000)	(2,097,000)
Treasury stock, at cost	(30,571,000)	(30,571,000)
TOTAL HYPERSCALE DATA STOCKHOLDERS’ EQUITY	8,636,000	44,719,000

Non-controlling interest	(6,546,000)	11,957,000

TOTAL STOCKHOLDERS’ EQUITY	2,090,000	56,676,000

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$220,766,000	$299,190,000

The accompanying notes are an integral part of these consolidated financial statements.

F-5

HYPERSCALE DATA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Year Ended
	December 31,
	2024	2023
Revenue, crane operations	$47,475,000	$49,198,000
Revenue, crypto assets mining	30,598,000	33,107,000
Revenue, hotel and real estate operations	18,891,000	17,577,000
Revenue, lending and trading activities	1,893,000	(1,998,000)
Revenue, other	7,805,000	36,962,000
Total revenue	106,662,000	134,846,000
Cost of revenue, crane operations	30,745,000	29,971,000
Cost of revenue, crypto assets mining	34,338,000	36,446,000
Cost of revenue, hotel and real estate operations	12,928,000	12,300,000
Cost of revenue, lending and trading activities	(1,205,000)	1,180,000
Cost of revenue, other	5,639,000	30,165,000
Total cost of revenue	82,445,000	110,062,000
Gross profit	24,217,000	24,784,000
Operating expenses
Research and development	11,011,000	4,418,000
Selling and marketing	14,019,000	31,653,000
General and administrative	35,245,000	68,200,000
Impairment of property and equipment	19,446,000	26,445,000
Impairment of goodwill and intangible assets	1,500,000	42,880,000
Impairment of mined crypto assets	-	489,000
Total operating expenses	81,221,000	174,085,000
Loss from operations	(57,004,000)	(149,301,000)
Other income (expense):
Interest and other income	2,236,000	4,444,000
Interest expense	(19,671,000)	(44,314,000)
Other expense, guarantee	-	(35,400,000)
Gain on conversion of investment in equity securities to marketable equity securities	17,900,000	-
Gain (loss) on extinguishment of debt	2,981,000	(7,322,000)
Loss on extinguishment of debt, related party	-	(4,164,000)
Loss from investment in unconsolidated entity	(1,958,000)	(302,000)
Loss on deconsolidation of subsidiary	-	(3,040,000)
Impairment of equity securities	(6,266,000)	(9,555,000)
Change in fair value of warrant liability	-	6,319,000
Gain on the sale of fixed assets	79,000	2,069,000
Total other expense, net	(4,699,000)	(91,265,000)
Loss before income taxes	(61,703,000)	(240,566,000)
Income tax provision	56,000	348,000
Net loss from continuing operations	(61,759,000)	(240,914,000)
Net loss from discontinued operations	(779,000)	(12,355,000)
Net loss	(62,538,000)	(253,269,000)
Net loss attributable to non-controlling interest	6,334,000	22,242,000
Net loss attributable to Hyperscale Data, Inc.	(56,204,000)	(231,027,000)
Preferred dividends	(5,277,000)	(1,375,000)
Net loss available to common stockholders	$(61,481,000)	$(232,402,000)

Basic and diluted net loss per common share:
Continuing operations	$(67.23)	$(2,075.91)
Discontinued operations	(0.86)	(116.56)
Net loss per common share	$(68.09)	$(2,192.47)

Weighted average basic and diluted common shares outstanding	903,000	106,000

Comprehensive loss
Net loss available to common stockholders	$(61,481,000)	$(232,402,000)
Foreign currency translation adjustment	(66,000)	(698,000)
Other comprehensive loss	(66,000)	(698,000)
Total comprehensive loss	$(61,547,000)	$(233,100,000)

The accompanying notes are an integral part of these consolidated financial statements.

F-6

HYPERSCALE DATA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

	Preferred Stock											Class A		Class B				Accumulated
	Series A			Series C		Series D		Series E		Series F		Common Stock		Common Stock		Additional		Other			Total
	Shares	Par Amount		Shares	Par Amount	Shares	Par Amount	Shares	Par Amount	Shares	Par Amount	Shares	Amount	Shares	Amount	Paid-In Capital	Accumulated Deficit	Comprehensive Loss	Non-Controlling Interest	Treasury Stock	Stockholders’ Equity
BALANCES, January 1, 2024	7,040	$-	-	41,500	$-	425,197	$-	-	$-	-	$-	127,322	$-	-	$-	$644,856,000	$(567,469,000)	$(2,097,000)	$11,957,000	$(30,571,000)	$56,676,000
Issuance of Series C preferred stock, related party for cash	-	-		8,500	-	-	-	-	-	-	-	-	-	-	-	8,123,000	-	-	-	-	8,123,000
Fair value of warrants issued in connection with Series C preferred stock, related party	-	-		-	-	-	-	-	-	-	-	-	-	-	-	377,000	-	-	-	-	377,000
Class B common stock dividend	-	-		-	-	-	-	-	-	-	-	-	-	4,998,597	5,000	(5,000)	-	-	-	-	-
Series E preferred stock dividend	-	-		-	-	-	-	649,998	1,000	-	-	-	-	-	-	(1,000)	-	-	-	-	-
Series F preferred stock dividend	-	-		-	-	-	-	-	-	998,577	1,000	-	-	-	-	(1,000)	-	-	-	-	-
Stock-based compensation	-	-		-	-	-	-	-	-	-	-	-	-	-	-	1,505,000	-	-	-	-	1,505,000
Issuance of Class A common stock for cash	-	-		-	-	-	-	-	-	-	-	731,686	1,000	-	-	14,597,000	-	-	-	-	14,598,000
Financing cost in connection with sales of Class A common stock	-	-		-	-	-	-	-	-	-	-	-	-	-	-	(513,000)	-	-	-	-	(513,000)
Issuance of Class A common stock for conversion of debt	-	-		-	-	-	-	-	-	-	-	400,885	-	-	-	4,779,000	-	-	-	-	4,779,000
Increase in ownership interest of subsidiary	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(893,000)	-	(893,000)
Sale of subsidiary stock to non-controlling interests	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,898,000	-	1,898,000
Financing cost in connection with sale of subsidiary stock to non-controlling interests																			(2,600,000)		(2,600,000)
Conversion of RiskOn International, Inc. (“ROI”) convertible note	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	863,000	-	863,000
Net loss attributable to Hyperscale Data, Inc.	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(56,204,000)	-	-	-	(56,204,000)
Series A preferred dividends ($1.88 per share)	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	(18,000)	-	-	-	(18,000)
Series C preferred dividends ($71.22 per share)	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	(4,207,000)	-	-	-	(4,207,000)
Series D preferred dividends ($2.44 per share)	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	(1,052,000)	-	-	-	(1,052,000)
Foreign currency translation adjustments	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	(66,000)	-	-	(66,000)
Net loss attributable to non-controlling interest	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(6,334,000)	-	(6,334,000)
Distribution of securities of TurnOnGreen, Inc. (TurnOnGreen”) to Hyperscale Data Class A common stockholders ($5.70 per share)	-	-		-	-	-	-	-	-	-	-	-	-	-	-	(4,900,000)	-	-	4,900,000	-	-
Distribution of ROI investment in White River Holdings Corp. (“White River”) to ROI stockholders	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(19,210,000)	-	(19,210,000)
Net loss attributable to non-controlling interest of deconsolidated subsidiary	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,555,000)	-	(1,555,000)
Deconsolidation of subsidiary	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	1,495,000	4,428,000	-	5,923,000
Other	-	-		-	-	(101,362)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
BALANCES, December 31, 2024	7,040	$-	-	50,000	$-	323,835	$-	649,998	$1,000	998,577	$1,000	1,259,893	$1,000	4,998,597	$5,000	$668,817,000	$(628,950,000)	$(668,000)	$(6,546,000)	$(30,571,000)	$2,090,000

The accompanying notes are an integral part of these consolidated financial statements.

F-7

HYPERSCALE DATA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

													Accumulated
	Preferred Stock										Additional		Other			Total
	Series A		Series B		Series C		Series D		Class A Common Stock		Paid-In	Accumulated	Comprehensive	Non-Controlling	Treasury	Stockholders’
	Shares	Par Amount	Shares	Par Amount	Shares	Par Amount	Shares	Par Amount	Shares	Amount	Capital	Deficit	Loss	Interest	Stock	Equity
BALANCES, January 1, 2023	7,040	$-	125,000	$-	-	$-	172,838	$-	1,456	$-	$565,905,000	$(329,078,000)	$(1,100,000)	$17,496,000	$(29,235,000)	$223,988,000
Issuance of Class A common stock for restricted stock awards	-	-	-	-	-	-	-	-	6	-	-	-	-	-	-	-
Issuance of Series C preferred stock, related party	-	-	-	-	41,500	-	-	-	-	-	27,042,000	-	-	-	-	27,042,000
Fair value of warrants issued in connection with Series C preferred stock, related party	-	-	-	-	-	-	-	-	-	-	10,958,000	-	-	-	-	10,958,000
Series C preferred stock issuance costs	-	-	-	-	-	-	-	-	-	-	(500,000)	-	-	-	-	(500,000)
Issuance of Series D preferred stock	-	-	-	-	-	-	252,359	-	-	-	2,982,000	-	-	-	-	2,982,000
Series D preferred stock offering costs	-	-	-	-	-	-	-	-	-	-	(105,000)	-	-	-	-	(105,000)
Series B preferred stock exchanged for convertible note, related party	-	-	(125,000)	-	-	-	-	-	-	-	(1,190,000)	-	-	-	-	(1,190,000)
Stock-based compensation									-		6,615,000	-	-	4,253,000	-	10,868,000
Issuance of Class A common stock for cash	-	-	-	-	-	-	-	-	124,010	-	39,415,000	-	-	-	-	39,415,000
Financing cost in connection with sales of Class A common stock	-	-	-	-	-	-	-	-	-	-	(1,344,000)	-	-	-	-	(1,344,000)
Issuance of Class A common stock for conversion of preferred stock liabilities	-	-	-	-	-	-	-	-	164	-	912,000	-	-	-	-	912,000
Issuance of Class A common stock for conversion of debt	-	-	-	-	-	-	-	-	2,418	-	527,000	-	-	-	-	527,000
Class A common stock issued in connection with issuance of notes payable	-	-	-	-	-	-	-	-	45	-	162,000	-	-	-	-	162,000
Warrants issued in connection with issuance of convertible notes payable, related party	-	-	-	-	-	-	-	-	-	-	4,164,000	-	-	-	-	4,164,000
Remeasurement of Ault Disruptive subsidiary temporary equity	-	-	-	-	-	-	-	-	-	-	-	(5,990,000)	-	-	-	(5,990,000)
Increase in ownership interest of subsidiary	-	-	-	-	-	-	-	-	-	-	13,000	-	-	(1,086,000)	-	(1,073,000)
Non-controlling interest in ROI subsidiary acquired	-	-	-	-	-	-	-	-	-	-	-	-	-	6,357,000	-	6,357,000
Non-controlling interest in Eco Pack Technologies Limited (“Eco Pack”) subsidiary acquired	-	-	-	-	-	-	-	-	-	-	-	-	-	856,000	-	856,000
Sale of subsidiary stock to non-controlling interests	-	-	-	-	-	-	-	-	-	-	-	-	-	7,342,000	-	7,342,000
Distribution to Circle 8 Crane Services, LLC (“Circle 8”) non-controlling interest	-	-	-	-	-	-	-	-	-	-	-	-	-	(729,000)	-	(729,000)
Deconsolidation of Algorhythm Holdings, Inc. (f/k/a The Singing Machine Company) (“SMC”)	-	-	-	-	-	-	-	-	-	-	-	-	-	(7,966,000)	-	(7,966,000)
Purchase of treasury stock - Ault Alpha LP (“Ault Alpha”)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	(1,336,000)	(1,336,000)
Net loss	-	-	-	-	-	-	-	-	-	-	-	(231,026,000)	-	-	-	(231,026,000)
Series A preferred dividends ($2.50 per share)												(18,000)				(18,000)
Series D preferred dividends ($3.25 per share)		-		-		-		-	-	-	-	(1,107,000)	-	-	-	(1,107,000)
Foreign currency translation adjustments	-	-	-	-	-	-	-	-	-	-	-	-	(997,000)	-	-	(997,000)
Net loss attributable to non-controlling interest	-	-	-	-	-	-	-	-	-	-	-	-	-	(25,268,000)	-	(25,268,000)
Distribution of securities of TurnOnGreen to Hyperscale Data Class A common stockholders ($1,770 per share)	-	-	-	-	-	-	-	-	-	-	(10,700,000)	-	-	10,700,000	-	-
Other	-	-	-	-	-	-	-	-	(777)	-	-	(250,000)	-	2,000	-	(248,000)
BALANCES, December 31, 2023	7,040	$-	-	$-	41,500	$-	425,197	$-	127,322	$-	$644,856,000	$(567,469,000)	$(2,097,000)	$11,957,000	$(30,571,000)	$56,676,000

The accompanying notes are an integral part of these consolidated financial statements.

F-8

HYPERSCALE DATA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(62,538,000)	$(253,269,000)
Net loss from discontinued operations	(779,000)	(12,355,000)
Net loss from continuing operations	(61,759,000)	(240,914,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	24,437,000	27,952,000
Amortization of debt discount	7,773,000	21,899,000
Amortization of right-of-use assets	1,743,000	1,878,000
Other expense, guarantee	-	35,400,000
Impairment of goodwill and intangible assets	1,500,000	42,880,000
Stock-based compensation	3,256,000	9,069,000
Gain on the sale of fixed assets	(79,000)	(2,069,000)
Impairment of property and equipment	19,446,000	26,445,000
Impairment of equity securities	8,616,000	15,755,000
Impairment of crypto assets	-	489,000
Realized gains on the sale of crypto assets	(684,000)	(520,000)
Change in fair value of crypto assets	(29,000)	-
Revenue, crypto assets mining	(24,960,000)	(33,107,000)
Proceeds from the sale of crypto assets	25,350,000	29,111,000
Realized gains on sale of marketable securities	(8,173,000)	(8,437,000)
Gain on conversion of investment in equity securities to marketable equity securities	(17,900,000)	-
Unrealized losses (gains) on marketable securities	418,000	(2,509,000)
Realized losses on non-marketable equity securities	5,083,000	-
Unrealized losses on investments in common stock, related parties	598,000	5,785,000
Income from cash held in trust	(41,000)	(2,590,000)
Loss from investment in unconsolidated entity	1,957,000	302,000
Gain from reversal of deferred underwriting commissions of Ault Disruptive subsidiary	(3,450,000)	-
(Benefit) provision for loan losses	(1,205,000)	1,180,000
Change in the fair value of warrant liability	-	(4,544,000)
(Gain) loss on extinguishment of debt	(2,981,000)	12,883,000
Loss on deconsolidation of subsidiary	-	3,040,000
Other	(2,721,000)	(1,173,000)
Changes in operating assets and liabilities:		-
Marketable equity securities	11,457,000	46,457,000
Accounts receivable	316,000	(1,555,000)
Inventories	(36,000)	2,517,000
Prepaid expenses and other current assets	948,000	4,277,000
Other assets	(2,609,000)	(3,232,000)
Accounts payable and accrued expenses	2,409,000	15,566,000
Lease liabilities	(1,725,000)	(2,075,000)
Net cash (used in) provided by operating activities from continuing operations	(13,045,000)	160,000
Net cash used in operating activities from discontinued operations	(6,366,000)	(5,588,000)
Net cash used in operating activities	(19,411,000)	(5,428,000)
Cash flows from investing activities:
Purchase of property and equipment	(4,828,000)	(14,742,000)
Cash decrease upon deconsolidation of subsidiary	-	(6,285,000)
Acquisition of non-controlling interests	-	(1,072,000)
Investments in loans receivable	(1,034,000)	(501,000)
Investments in non-marketable equity securities	-	(10,952,000)
Proceeds from the sale of fixed assets	12,957,000	4,515,000
Investment in notes receivable, related party	-	(3,934,000)
Other	(109,000)	(210,000)
Net cash provided by (used in) investing activities from continuing operations	6,986,000	(33,181,000)
Net cash (used in) provided by investing activities from discontinued operations	(3,799,000)	3,663,000
Net cash provided by (used in) investing activities	3,187,000	(29,518,000)

The accompanying notes are an integral part of these consolidated financial statements.

F-9

HYPERSCALE DATA, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

	For the Year Ended December 31,
	2024	2023
Cash flows from financing activities:
Gross proceeds from sales of Class A common stock	$14,598,000	$39,415,000
Financing cost in connection with sales of Class A common stock	(513,000)	(1,344,000)
Proceeds from sales of Series D preferred stock	-	2,983,000
Financing cost in connection with sales of Series D preferred stock	-	(105,000)
Proceeds from sales of Series C preferred stock and warrants, related party	8,500,000	3,841,000
Financing cost in connection with sales of Series C preferred stock, related party	-	(500,000)
Proceeds from subsidiaries’ sale of stock to non-controlling interests	1,898,000	7,342,000
Distribution to Circle 8 non-controlling interest	-	(729,000)
Proceeds from notes payable	60,948,000	91,461,000
Proceeds from convertible notes payable, related party	-	4,625,000
Proceeds from notes payable, related party	-	2,337,000
Repayment of margin accounts	-	(767,000)
Payments on notes payable	(60,172,000)	(116,349,000)
Payments on convertible notes payable, related party	(243,000)	(150,000)
Payments on notes payable, related party	(1,864,000)	(314,000)
Payments of preferred dividends	(5,277,000)	(1,375,000)
Purchase of treasury stock	-	(1,336,000)
Proceeds from sales of convertible notes	6,700,000	5,165,000
Payments on convertible notes	(1,280,000)	(1,022,000)
Net cash provided by financing activities from continuing operations	23,295,000	33,178,000
Net cash provided by financing activities from discontinued operations	2,552,000	3,858,000
Net cash provided by financing activities	25,847,000	37,036,000

Effect of exchange rate changes on cash and cash equivalents from continuing operations	30,000	(776,000)

Net increase in cash and cash equivalents and restricted cash	9,653,000	1,314,000

Cash and cash equivalents and restricted cash at beginning of period - continuing operations	11,068,000	11,860,000
Cash and cash equivalents and restricted cash at beginning of period - discontinued operations	4,301,000	2,195,000
Cash and cash equivalents and restricted cash at beginning of period	15,369,000	14,055,000

Cash and cash equivalents and restricted cash at end of period	25,022,000	15,369,000
Less cash and cash equivalents and restricted cash of discontinued operations at end of period	-	(4,301,000)
Cash and cash equivalents and restricted cash of continued operations at end of period	$25,022,000	$11,068,000

Supplemental disclosures of cash flow information:
Cash paid during the period for interest - continuing operations	$10,721,000	$3,966,000
Cash paid during the period for interest - discontinued operations	$-	$778,000

Non-cash investing and financing activities:
Settlement of accounts payable with crypto assets	$39,000	$28,000
Settlement of interest payable with crypto assets	$142,000	$-
Settlement of note payable with crypto assets	$506,000	$-
Offset of fees receivable against note payable	$2,200,000	$-
Conversion of convertible notes payable into shares of Class A common stock	$4,780,000	$-
Conversion of convertible notes payable, related party into shares of Class A common stock	$-	$400,000
Conversion of debt and equity securities to marketable securities	$4,996,000	$23,703,000
Conversion of loans receivable to marketable securities	$-	$5,430,000
Exchange of related party advances for investment in other equity securities, related party	$2,000,000	$-
Recognition of new operating lease right-of-use assets and lease liabilities	$2,080,000	$4,372,000
Remeasurement of Ault Disruptive temporary equity	$-	$5,990,000
Preferred stock exchanged for notes payable	$-	$9,224,000
Notes payable exchanged for convertible notes payable	$-	$-
Notes payable exchanged for notes payable, related party	$-	$11,645,000
Dividend of ROI investment in White River to ROI shareholders	$19,210,000	$-
Redeemable non-controlling interests in equity of subsidiaries paid with cash and marketable securities held in trust account	$2,225,000	$120,064,000
Dividend paid in TurnOnGreen common stock in additional paid-in capital	$4,900,000	$10,700,000
Exchange of notes payable for preferred stock liabilities	$-	$8,437,000
Exchange of notes payable for preferred stock, related party	$-	$20,194,000
Exchange of convertible notes payable for preferred stock, related party	$-	$17,370,000
Exchange of preferred stock for convertible notes payable, related party	$-	$1,250,000
Accrued ROI commitment shares payable to non-controlling interests	$2,600,000	$-

The accompanying notes are an integral part of these consolidated financial statements.

F-10

HYPERSCALE DATA, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2024

1. DESCRIPTION OF BUSINESS

Hyperscale Data, Inc. (f/k/a Ault Alliance, Inc.), a Delaware corporation (“Hyperscale Data” or the “Company”) is a diversified holding company pursuing growth by acquiring and developing undervalued businesses and disruptive technologies with a global impact. Through its wholly- and majority-owned subsidiaries and strategic investments, the Company owns and/or operates data centers at which it mines Bitcoin and offers colocation and hosting services for the emerging artificial intelligence (“AI”) ecosystems and other industries, and provides products and services that support a diverse range of industries, including crane rental services, hotel operations, defense, industrial, an AI software platform and a social gaming platform. In addition, the Company extends credit to select entrepreneurial businesses through a licensed lending subsidiary.

The Company has the following reportable segments:

•	Energy and Infrastructure (“Energy”) – crane operations;

•	Technology and Finance (“Fintech”) – commercial lending, activist investing, and stock trading;

•	Sentinum, Inc. (“Sentinum”) – crypto assets mining operations and colocation and hosting services for the emerging artificial intelligence ecosystems and other industries;

•	TurnOnGreen – commercial electronics solutions;

•	ROI – AI software platform and a social gaming platform; and

•	Ault Global Real Estate Equities, Inc. (“AGREE”) – hotel operations and other commercial real estate holdings.

The Company had changes to its reportable segments due to the discontinued operations of its majority-owned subsidiary, Gresham Worldwide, Inc. (“GIGA”), and the deconsolidation of its previously consolidated variable interest entity, SMC. See Note 4 and Note 15 below.

On September 10, 2024, the Company changed its name from Ault Alliance, Inc. to Hyperscale Data, Inc. and its Class A common stock ticker symbol was changed to “GPUS.” The name change did not affect the rights of security holders of the Company.

Reverse Stock Splits

All share amounts in these financial statements have been updated to reflect a 1-for-25 reverse stock split and a 1-for-35 reverse stock split, effective January 16, 2024 and November 22, 2024, respectively. The reverse stock splits did not affect the number of authorized shares of Class A common stock, preferred stock or their respective par value per share.

2. LIQUIDITY, GOING CONCERN AND MANAGEMENT’S PLANS

As of December 31, 2024, the Company had cash and cash equivalents of $4.5 million (excluding restricted cash of $20.5 million), negative working capital of $157.1 million and a history of net operating losses. The Company has financed its operations principally through issuances of convertible debt, promissory notes and equity securities. These factors create substantial doubt about the Company’s ability to continue as a going concern for at least one year after the date that these consolidated financial statements are issued.

The consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Accordingly, the consolidated financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.

In making this assessment management performed a comprehensive analysis of the Company’s current circumstances, including its financial position, cash flow and cash usage forecasts, as well as obligations and debts. Although management has a long history of successful capital raises, the analysis used to determine the Company’s ability as a going concern does not include cash sources beyond the Company’s direct control that management expects to be available within the next 12 months.

F-11

Management expects that the Company’s existing cash and cash equivalents, accounts receivable and marketable securities as of December 31, 2024, will not be sufficient to enable the Company to fund its anticipated level of operations through one year from the date these financial statements are issued. Management anticipates raising additional capital through the private and public sales of the Company’s equity or debt securities and selling its marketable securities as well as crypto assets, or a combination thereof. Although management believes that such capital sources will be available, there can be no assurances that financing will be available to the Company when needed in order to allow the Company to continue its operations, or if available, on terms acceptable to the Company. If the Company does not raise sufficient capital in a timely manner, among other things, the Company may be forced to scale back or cease its operations altogether.

3. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

Prior Period Revision - Statement of Cash Flows

For the year ended December 31, 2024, the Company disclosed the borrowings of lines of credit and repayments of lines of credit as separate line items within notes payable activity of the financing activities section of the consolidated statement of cash flows. The Company has corrected these line items for the year ended December 31, 2023 for comparability purposes.

Principles of Consolidation

The consolidated financial statements include the accounts of Hyperscale Data and its wholly owned and majority-owned subsidiaries. The consolidated financial statements also include the accounts of all entities that the Company controls as the primary beneficiary of a variable interest entity (“VIE”). All intercompany accounts and transactions have been eliminated upon consolidation.

The accounting guidance requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a variable interest entity; to require ongoing reassessments of whether an enterprise is the primary beneficiary of a VIE; to eliminate the solely quantitative approach previously required for determining the primary beneficiary of a VIE; to add an additional reconsideration event for determining whether an entity is a VIE when any changes in facts and circumstances occur such that holders of the equity investment at risk, as a group, lose the power from voting rights or similar rights of those investments to direct the activities of the entity that most significantly impact the entity’s economic performance; and to require enhanced disclosures that will provide readers of financial statements with more transparent information about an enterprise’s involvement in a VIE.

Variable Interest Entities

For VIEs, the Company assesses whether it is the primary beneficiary as prescribed by the accounting guidance on the consolidation of a VIE.

The Company evaluates its business relationships with related parties to identify potential VIEs under Accounting Standards Codification (“ASC”) 810, Consolidation. The Company consolidates VIEs of which the Company is considered to be the primary beneficiary. Entities are considered to be the primary beneficiary if they have both of the following characteristics: (i) the power to direct the activities that, when taken together, most significantly impact the VIE’s performance; and (ii) the obligation to absorb losses and right to receive the returns from the VIE that would be significant to the VIE. The Company’s judgment with respect to its level of influence or control of an entity involves the consideration of various factors including the form of its ownership interest, its representation in the entity’s governance, the size of its investment, estimates of future cash flows, its ability to participate in policy making decisions and the rights of the other investors to participate in the decision making process and to replace the Company as manager and/or liquidate the joint venture, if applicable.

F-12

Revenue Recognition

The Company recognizes revenue under ASC 606, Revenue from Contracts with Customers (“ASC 606”). The core principle of ASC 606 is that a company should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The following five steps are applied to achieve that core principle:

•	Step 1: Identify the contract with the customer;
•	Step 2: Identify the performance obligations in the contract;
•	Step 3: Determine the transaction price;
•	Step 4: Allocate the transaction price to the performance obligations in the contract; and
•	Step 5: Recognize revenue when the company satisfies a performance obligation.

Sales of Products

The Company generates revenues from the sale of its products through a direct and indirect sales force. The Company’s performance obligations to deliver products are satisfied at the point in time when title transfers to the customer. Generally, products are shipped FOB shipping point and title transfers to the customer at the time the products are placed on a common carrier. The Company provides standard assurance warranties, which are not separately priced, that the products function as intended. The Company primarily receives fixed consideration for sales of products. Some of the Company’s contracts with distributors include stock rotation rights after six months for slow-moving inventory, which represents variable consideration. The Company uses an expected value method to estimate variable consideration and constrains revenue for estimated stock rotations until it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur. To date, returns have been insignificant. The Company’s customers generally pay within 30 days from the receipt of an invoice.

Because the Company’s product sales agreements have an expected duration of one year or less, the Company has elected to adopt the practical expedient in ASC 606-10-50-14(a) of not disclosing information about its remaining performance obligations.

Lending and Trading Activities

Lending Activities

The Fintech segment, through Ault Lending, LLC (“Ault Lending”), generates revenue from lending activities primarily through interest, origination fees and late/other fees. Interest income on these products is calculated based on the contractual interest rate and recorded as interest income as earned. The origination fees or original issue discounts (“OIDs”) are recognized over the life of the loan using the effective interest method.

Trading Activities

The Fintech segment, through Ault Lending, also generates revenue from trading activities primarily through sales of securities and unrealized gains and losses from held securities. All investment transactions are recorded on a trade date basis. Financial instruments utilized in trading activities are carried at fair value. For more information on fair value, see Note 7. Fair Value of Financial Instruments. Trading-related revenue can be volatile and is largely driven by general market conditions. Also, trading-related revenue is dependent on the volume and type of transactions, the level of risk assumed, and the volatility of price and rate movements at any given time within the ever-changing market environment. Realized and unrealized gains and losses are recognized in revenue from trading activities.

Crypto Assets Mining

The Company has entered into a crypto assets mining pool by executing a contract with a mining pool operator to provide hash calculation services to the mining pool. The Company’s customer, as defined in ASC 606-10-20, is the mining pool operator with which the Company has agreed to the terms of service and user service agreement. The Company supplies hash calculation services, in exchange for consideration, to the pool operator who in turn provides transaction verification services to third parties via a mining pool that includes other participants. The Company’s performance obligation is the provision of hash calculation services to the pool operator and this performance obligation is an output of the Company’s ordinary activities for which it decides when to provide services under the contract.

The Company’s enforceable right to compensation begins only when, and lasts as long as, the Company provides hash calculation services to the mining pool operator and is created as power is provided over time. The only consideration due to the Company relates to the provision of hash calculation services. The contract with the pool operator provides both parties the unilateral enforceable right to terminate the contract at any time without penalty. The customer termination option results in a contract that continuously renews throughout the day and therefore has a duration of less than 24 hours. The implied renewal option is not a material right because there are no upfront or incremental fees in the initial contract and the terms, conditions, and compensation amount for the renewal options are at the then market rates. Providing such hash calculation services is the only performance obligation in the Company’s contracts with mining pool operators.

F-13

The transaction consideration the Company receives, if any, is non-cash consideration in the form of Bitcoin. Changes in the fair value of the non-cash consideration due to form of the consideration (changes in the market price of Bitcoin) are not included in the transaction price and are therefore not included in revenue. The mining pool operator charges fees to cover the costs of maintaining the pool and are deducted from amounts the Company may otherwise earn and are treated as a reduction to the consideration earned. Fees fluctuate and historically have been approximately 0.3% per reward earned, on average.

The Company participated in mining pools that used the full pay-per-share (“FPPS”) payout method for the year ended December 31, 2024. The Company is entitled to compensation once it begins to perform hash calculations for the pool operator in accordance with the operator’s specifications over a 24-hour period beginning midnight UTC and ending 23:59:59 UTC on a daily basis. The non-cash consideration that the Company is entitled to for providing hash calculations to the pool operator under the FPPS payout method is made up of block rewards and transaction fees less pool operator fees determined as follows:

•	The non-cash consideration in the form of a block reward is based on the total blocks expected to be generated on the Bitcoin network for the daily 24-hour period beginning midnight UTC and ending 23:59:59 UTC in accordance with the following formula: the daily hash calculations that the Company provided to the pool operator as a percent of the Bitcoin network’s implied hash calculations as determined by the network difficulty, multiplied by the total Bitcoin network block rewards expected to be generated for the same daily period.

•	The non-cash consideration in the form of transaction fees paid by transaction requestors is based on the share of standard transaction fees over the daily 24-hour period beginning midnight UTC and ending 23:59:59 UTC. The pool operator calculates the standard transaction fee during the 24-hour period using a rolling 144 block moving average of actual transaction fees.

•	The block reward and transaction fees earned by the Company are reduced by mining pool fees charged by the operator for operating the pool based on a rate schedule per the mining pool contract. The mining pool fee is only incurred to the extent the Company performs hash calculations and generates revenue in accordance with the pool operator’s payout formula during the same 24-hour period beginning midnight UTC daily.

The contract is in effect until terminated by either party.

All consideration pursuant to this arrangement is variable. It is not probable that a significant reversal of cumulative revenue will occur. The Company is able to calculate the payout based on the contractual formula, non-cash revenue is estimated and recognized based on the fair value of Bitcoin on the date of contract inception. Fair value of the crypto assets consideration is determined using the midnight UTC spot price of the Company’s principal market for Bitcoin. The Company recognizes non-cash consideration on the same day that control of the contracted service is transferred to the pool operator, which is the same day as the contract inception.

There is no significant financing component in these transactions.

Expenses associated with running the crypto assets mining business, such as equipment depreciation and electricity costs, are recorded as a component of cost of revenues.

Hotel Operations

The primary sources of revenue include room and food and beverage revenue from the Company’s hotels.

Rooms revenue represents revenue from the occupancy of the Company’s hotel rooms, which is driven by the occupancy and average daily rate charged. Rooms revenue includes revenue from guest no-shows, daily use, and early/late departure fees. The contracts for room stays with customers are generally short in duration and revenues are recognized as services are provided over the course of the hotel stay at the daily transaction price agreed to under the contract.

Food and beverage revenue consists of revenue from the restaurants and lounges, in room dining and mini bars, and banquet/catering revenue from group and social functions. Payment of the transaction price is due immediately when the customer purchases the goods and services. Therefore, revenue is recognized at a point in time when the physical possession has transferred to the customer.

F-14

Crane Operations - Heavy Lifting and Pump Maintenance Services

The Company generates revenue by providing heavy lifting and pump maintenance services to customers under various short-term agreements which may be hourly, daily, weekly or monthly. Each service agreement generally has one performance obligation and includes a promise to complete the service at a specified location and time and identifies the billing rate to be charged. Payment terms are identified in the terms of the contract and agreed to by both parties for each promised service within the contract prior to the commencement or performance of said services. The collectability of payment is considered probable based on management’s history with the certain type and class of customers and their ability and intention of payment. The customer simultaneously receives and consumes the benefits as the Company provides the hourly, daily, weekly or monthly service.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents. Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents. The Company’s cash is maintained in checking accounts, money market funds and certificates of deposits with reputable financial institutions. These balances exceed the United States (“U.S.”) Federal Deposit Insurance Corporation insurance limits. The Company has not experienced any losses on deposits of cash and cash equivalents.

Restricted Cash

As of December 31, 2024, restricted cash included $18.4 million related to the Company’s guarantee obligations (see Note 29), $1.3 million of cash collateral for notes payable and $0.8 million of cash held in trust related to environmental contingencies related to the Michigan data center. As of December 31, 2023, restricted cash included $4.3 million of cash collateral for notes payable and $0.7 million of cash held in trust related to environmental contingencies related to the Michigan data center.

Cash, cash equivalents and restricted cash consisted of the following:

	December 31,	December 31,
	2024	2023
Cash and cash equivalents	$4,546,000	$6,106,000
Restricted cash	20,476,000	4,962,000
Total cash, cash equivalents and restricted cash	$25,022,000	$11,068,000

Cash and Marketable Securities Held in Trust Account

As of December 31, 2023, the Company held $2.2 million in cash and marketable securities in a trust account. Cash and marketable securities held in the trust account represented cash and money market funds that primarily invested in U.S. treasury bills that were purchased with funds raised through the initial public offering of Ault Disruptive, a consolidated special purpose acquisition company. The funds raised were held in a trust account that was restricted for use and may only be used for purposes of completing an initial business combination or redemption of the common stock of Ault Disruptive, as set forth in the trust agreement. The funds held in trust are included within Level 1 of the fair value hierarchy. During the year ended December 31, 2024, all shares of Ault Disruptive common stock were redeemed with the cash and marketable securities previously held in the trust account.

Bitcoin

Bitcoin awarded to the Company through its mining activities are accounted for in connection with the Company’s revenue recognition policy.

In accordance with Accounting Standards Update (“ASU”) 2023-08, Accounting for and Disclosure of Crypto Assets, the Company measures Bitcoin at fair value with changes recognized in operating expenses on the consolidated statements of operations. The Company tracks its cost basis of digital assets by wallet in accordance with the first-in, first-out method of accounting.

Sales of Bitcoin by the Company and Bitcoin awarded to the Company are included within cash flows from operating activities on the consolidated statements of cash flows. Realized gains or losses from sales of Bitcoin are included in loss from operations on the consolidated statements of operations.

Fair Value of Financial Instruments

In accordance with ASC 820, Fair Value Measurements and Disclosures, fair value is defined as the exit price, or the amount that would be received for the sale of an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date.

F-15

The guidance also establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs include those that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1: Quoted market prices in active markets for identical assets or liabilities.

•	Level 2: Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or model-derived valuations. All significant inputs used in the Company’s valuations are observable or can be derived principally from or corroborated with observable market data for substantially the full term of the assets or liabilities. Level 2 inputs also include quoted prices that were adjusted for security-specific restrictions which are compared to output from internally developed models such as a discounted cash flow model.

•	Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying amounts of financial instruments carried at cost, including cash and cash equivalents, accounts receivables and accounts and other receivable – related party, investments, notes receivable, trade payables and trade payables – related party approximate their fair value due to the short-term maturities of such instruments.

The categorization of a financial instrument within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Equity Investments

The Company’s marketable equity securities are publicly traded stocks or funds measured at fair value and classified within Level 1 and 2 in the fair value hierarchy because the Company uses quoted prices for identical assets in active markets or inputs that are based upon quoted prices for similar instruments in active markets.

For investments where little or no public market exists, management’s determination of fair value is based on the best available information which may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration various factors including earnings history, financial condition, recent sales prices of the issuer’s securities and liquidity risks.

Other equity securities also include investments in entities that do not have a readily determinable fair value and do not report net asset value per share. These investments are accounted for using a measurement alternative under which they are measured at cost and adjusted for observable price changes and impairments. Observable price changes result from, among other things, equity transactions for the same issuer executed during the reporting period, including subsequent equity offerings or other reported equity transactions related to the same issuer. For these transactions to be considered observable price changes of the same issuer, the Company evaluates whether these transactions have similar rights and obligations, including voting rights, distribution preferences, conversion rights, and other factors, to the investments the Company holds. Any investments adjusted to their fair value by applying the measurement alternative are disclosed as nonrecurring fair value measurements, including the level in the fair value hierarchy that was used.

Accounts Receivable and Allowance for Credit Losses

The Company’s receivables are recorded when invoiced and represent claims against third parties that will be settled in cash. The Company records accounts receivable at the invoiced amount less an allowance for any potentially uncollectible accounts under the current expected credit loss impairment model and discloses the net amount of the financial instrument expected to be collected. The Company estimates the allowance for credit losses based on an ongoing review of existing economic conditions, the financial conditions of the customers, historical trends in credit losses, and the amount and age of past due accounts. Past-due receivable balances are written off when the Company’s internal collection efforts have been unsuccessful in collecting the amount due.

F-16

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and trade receivables.

Cash and cash equivalents are invested in banks in the U.S. Such deposits in the U.S. may be in excess of insured limits and are not insured in other jurisdictions.

Trade receivables of the Company and its subsidiaries are mainly derived from sales to customers located primarily in the U.S. The Company performs ongoing credit evaluations of its customers and to date has not experienced any material losses. An allowance for doubtful accounts is determined with respect to those amounts that the Company and its subsidiaries have determined to be doubtful of collection.

Inventories

Inventories are stated at the lower of cost or net realizable value. Inventory write-offs are provided to cover risks arising from slow-moving items or technological obsolescence.

Cost of inventories is determined as follows:

Raw materials, parts and supplies - using the first-in, first-out method; and

Finished products - on the basis of direct manufacturing costs with the addition of indirect manufacturing costs.

Inventories are stated at the lower of cost (first-in, first-out method) or net realizable value. Inbound shipping and handling costs are classified as a component of cost of revenues in the consolidated statements of operations. The Company reviews the components of its inventory and its inventory purchase commitments on a regular basis for excess and obsolete inventory based on estimated future usage and sales. Write-downs in inventory value or losses on inventory purchase commitments depend on various items, including factors related to customer demand, economic and competitive conditions, technological advances or new product introductions by the Company or its customers that vary from its current expectations. Whenever inventory is written down, a new cost basis is established and the inventory is not subsequently written up if market conditions improve.

Property and Equipment, Net

Property and equipment are stated at cost, net of accumulated depreciation. Gains or losses on disposals of property and equipment are recorded within income from operations. Repairs and maintenance costs are expensed as incurred. Significant improvements or betterments are capitalized and depreciated over the estimated life of the asset. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, at the following annual rates:

Useful lives (in years)

Bitcoin mining equipment	1.5
Computer, software and related equipment	3 – 5
Office furniture and equipment	5 – 15
Crane rental equipment	5 – 10
Aircraft	7
Vehicles	5 – 10
Building and building improvements	7 – 39
Leasehold improvements	Over the term of the lease or the life of the asset, whichever is shorter.

Leases

The Company accounts for its leases under ASC 842, Leases. Under this guidance, arrangements meeting the definition of a lease are classified as operating or financing leases. The Company only has operating leases. Operating leases are recognized as right-of-use assets, operating lease liability, current, and operating lease liability, non-current on the Company’s consolidated balance sheets. Lease assets and liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As most of the Company’s leases do not provide an implicit rate, the Company uses the Company’s incremental borrowing rate based on the information available at commencement date in determining the present value of future payments. In certain of the Company’s lease agreements, the Company receives periods of reduced rent or free rent and other incentives. The Company recognizes lease costs on a straight-line basis over the lease term without regard to deferred payment terms, such as rent holidays, that defer the commencement date of required payments. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Leasehold improvements are capitalized at cost and amortized over the lesser of their expected useful life or the life of the lease, without assuming renewal features, if any, are exercised. The Company does not separate lease and non-lease components for the Company’s leases.

F-17

Impairment of Long-Lived Assets

Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted expected future cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by comparing the carrying amount of the assets to their fair value.

Impairment of Debt Securities

Debt securities are evaluated periodically to determine whether a decline in their value is other than temporary. The Company utilizes criteria such as the magnitude and duration of the decline, in addition to the reason underlying the decline, to determine whether the loss in value is other than temporary. The term “other than temporary” is not intended to indicate that the decline is permanent. It indicates that the prospects for a near-term recovery of value are not necessarily favorable, or that there is a lack of evidence to support fair values equal to, or greater than, the carrying value of the investment. Once a decline in value is determined to be other than temporary, the value of the security is reduced and a corresponding charge to earnings is recognized.

Business Combination

The Company allocates the purchase price of an acquired business to the tangible and intangible assets acquired and liabilities assumed based upon their estimated fair values on the acquisition date. Any excess of the purchase price over the fair value of the net assets acquired is recorded as goodwill. The purchase price allocation process requires management to make significant estimates and assumptions at the acquisition date with respect to intangible assets. The allocation of the consideration transferred in certain cases may be subject to revision based on the final determination of fair values during the measurement period, which may be up to one year from the acquisition date. Direct transaction costs associated with the business combination are expensed as incurred. The Company includes the results of operations of the business that it has acquired in its consolidated results prospectively from the date of acquisition.

If the business combination is achieved in stages, the acquisition date carrying value of the acquirer’s previously held equity interest in the acquirer is re-measured to fair value at the acquisition date; any gains or losses arising from such re-measurement are recognized in profit or loss.

Intangible Assets

The Company acquired amortizable intangibles assets as part of asset purchase agreements consisting of customer relationships, trade names and proprietary technology.

The Company reviews intangible assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets might not be recoverable. Factors that the Company considers in deciding when to perform an impairment review include significant underperformance of the business in relation to expectations, significant negative industry or economic trends, and significant changes or planned changes in the use of the assets. If an impairment review is performed to evaluate a long-lived asset for recoverability, the Company compares forecasts of undiscounted cash flows expected to result from the use and eventual disposition of the long-lived asset to its carrying value. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of an asset are less than its carrying amount. The impairment loss would be based on the excess of the carrying value of the impaired asset over its fair value, determined based on discounted cash flows.

Common Stock Purchase Warrants and Other Derivative Financial Instruments

The Company classifies common stock purchase warrants and other free standing derivative financial instruments as equity if the contracts (i) require physical settlement or net-share settlement or (ii) give the Company a choice of net-cash settlement or settlement in its own shares (physical settlement or net-share settlement). The Company classifies any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the control of the Company), (ii) give the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement), or (iii) contain reset provisions, as either an asset or a liability. The Company assesses classification of its freestanding derivatives at each reporting date to determine whether a change in classification between assets and liabilities is required. The Company determined that certain freestanding derivatives, which principally consist of issuance of warrants to purchase shares of Class A common stock in connection with convertible notes and to employees of the Company, satisfy the criteria for classification as equity instruments as these warrants do not contain cash settlement features or variable settlement provisions that cause them to not be indexed to the Company’s own stock.

F-18

Fair Value Option

The Company has elected to record the senior secured convertible promissory notes, related party (“Convertible Notes”) at fair value on the date of issuance, with gains and losses arising from changes in fair value recognized in the consolidated statements of operations at each period end while those are outstanding. Issuance costs are recognized in the consolidated statement of operations in the period in which they are incurred. The Company utilized a Monte-Carlo simulation at inception to value the Convertible Notes. The Monte-Carlo simulation is calculated as the average present value over all simulated paths. The key inputs and assumptions used in the Monte-Carlo Simulation, including volatility, estimated market yield, risk-free rate, the probability of various scenarios, including held to maturity and subsequent preferred stock offering and various simulated paths.

The Company assesses the inputs used to measure fair value using the three-tier hierarchy based on the extent to which inputs used in measuring fair value are observable in the market. For instruments where little or no public market exists, management’s determination of fair value is based on the best available information which may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration various factors including earnings history, financial condition, recent sales prices of the issuer’s securities and liquidity risks.

Convertible Instruments

The Company accounts for hybrid contracts that feature conversion options in accordance with ASC 815, Derivatives and Hedging Activities (“ASC 815”). ASC 815 requires companies to bifurcate conversion options from their host instruments and account for them as freestanding derivative financial instruments according to certain criteria. The criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable GAAP with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument.

Conversion options that contain variable settlement features such as provisions to adjust the conversion price upon subsequent issuances of equity or equity linked securities at exercise prices more favorable than that featured in the hybrid contract generally result in their bifurcation from the host instrument.

The Company accounts for convertible instruments, when the Company has determined that the embedded conversion options should not be bifurcated from their host instruments, in accordance with ASC 470-20, Debt with Conversion and Other Options (“ASC 470-20”). Under ASC 470-20, the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. The Company accounts for convertible instruments (when the Company has determined that the embedded conversion options should be bifurcated from their host instruments) in accordance with ASC 815.

Debt Discounts

The Company accounts for debt discount according to ASC 470-20, Debt with Conversion and Other Options. Debt discounts are amortized through periodic charges to interest expense over the term of the related financial instrument using the effective interest method.

Guarantee Liability

The Company maintains a guarantee liability that represents its exposure related to guarantees associated with related party debt. The guarantee liability is reported in current liabilities as a separate line item on the consolidated balance sheets, and the provision for guarantee liability is reported in other income (expense) as a separate line item on the consolidated statement of operations. The guarantee liability represents management’s estimate of the Company’s exposure to losses pursuant to the Company’s related party guarantee obligations.

F-19

Redeemable Non-Controlling Interests in Equity of Subsidiary

The Company records redeemable non-controlling interests in equity of subsidiaries to reflect the economic interests of the common stockholders in Ault Disruptive. These interests are presented as redeemable non-controlling interests in equity of subsidiaries within the consolidated balance sheets, outside of the permanent equity section. The common stockholders in Ault Disruptive have redemption rights that are considered to be outside of the Company’s control. As of December 31, 2023, the carrying amount of the redeemable non-controlling interest in equity of subsidiaries was recorded at its redemption value of $2.2 million. During the year ended December 31, 2024, shares of Ault Disruptive common stock were redeemed for an aggregate redemption amount of $2.3 million. Remeasurements to the redemption value of the redeemable non-controlling interest in equity of subsidiaries are recorded within additional paid-in capital.

Treasury Stock

The Company records the aggregate purchase price of treasury stock at cost and includes treasury stock as a reduction to stockholders’ equity.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718, Compensation – Stock Compensation (“ASC 718”).

The Company uses the Black-Scholes option pricing model for determining the estimated fair value for stock-based awards. The Black-Scholes model requires the use of assumptions which determine the fair value of stock-based awards, including the option’s expected term and the price volatility of the underlying stock.

Under ASC 718:

•	the Company recognizes stock-based expenses related to stock option awards on a straight-line basis over the requisite service period of the awards, which is generally the vesting term of two to four years;
•	stock-based expenses are recognized net of forfeitures as they occur;
•	the expected term assumption, using the simplified method, reflects the period for which the Company believes the option will remain outstanding;
•	the Company determined the volatility of its stock by looking at the historic volatility of its stock over the expected term of the grant; and
•	the risk-free rate reflects the U.S. Treasury yield for a similar expected term in effect at the time of the grant.

Income Taxes

The Company determines its income taxes under the asset and liability method in accordance with ASC 740, Income Taxes, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the fiscal year in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the fiscal years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Statements of Operations and Comprehensive Loss in the period that includes the enactment date.

The Company accounts for uncertain tax positions in accordance with ASC 740-10-25, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. To the extent that the final tax outcome of these matters is different than the amount recorded, such differences impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense. ASC 740-10-25 also requires management to evaluate tax positions taken by the Company and recognize a liability if the Company has taken uncertain tax positions that more likely than not would not be sustained upon examination by applicable taxing authorities. Management of the Company has evaluated tax positions taken by the Company and has concluded that as of December 31, 2024 and 2023, there were no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability that would require disclosure in the financial statements.

F-20

Foreign Currency Translation

A substantial portion of the Company’s revenues are generated in U.S. dollars. In addition, a substantial portion of the Company’s costs are incurred in U.S. dollars. Company management has determined that the U.S. dollar is the functional currency of the primary economic environment in which it operates.

Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are re-measured into U.S. dollars in accordance with the Financial Accounting Standards Board (“FASB”) ASC 830, Foreign Currency Matters (“ASC 830”). All transaction gains and losses from the re-measurement of monetary balance sheet items are reflected in the statements of operations as financial income or expenses as appropriate.

The financial statements of certain foreign subsidiaries, whose functional currency is not the U.S. dollar, have been translated into U.S. dollars in accordance with ASC 830. Balance sheet accounts are translated using the exchange rates in effect as of the balance sheet date, while statement of operations amounts are translated at the average exchange rate for the reporting period. The resulting translation adjustments are recognized as other comprehensive loss in the consolidated statement of comprehensive loss and as accumulated comprehensive loss in the statement of changes in stockholders’ equity.

Comprehensive Loss

The Company reports comprehensive loss in accordance with ASC 220, Comprehensive Income. This statement establishes standards for the reporting and presentation of comprehensive loss and its components in a full set of general purpose financial statements. Comprehensive loss generally represents all changes in equity during the period except those resulting from investments by, or distributions to, stockholders. The Company determined that its items of other comprehensive loss relate to changes in foreign currency translation adjustments and impairment of debt securities.

Accounting Estimates

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and reported amounts of revenue and expense during the reporting period. Estimates are used when accounting for certain items such as valuation of securities, reserves for trade receivables and inventories, intangible assets and goodwill, useful lives and the recoverability of long-lived assets, stock-based arrangements, contingent consideration, and deferred income taxes and related valuation allowance. Estimates are based on historical experience, where applicable, and assumptions that management believes are reasonable under the circumstances. Due to the inherent uncertainty involved with estimates, actual results may differ.

Preferred Stock Liabilities

The Company follows ASC 480-10, Distinguishing Liabilities from Equity, in its evaluation of the accounting for preferred stock liabilities. ASC 480-10-25-14 requires liability accounting for certain financial instruments, including shares that embody an unconditional obligation to transfer a variable number of shares, provided that the monetary value of the obligation is based solely or predominantly on one of the following three characteristics:

•	A fixed monetary amount known at inception;

•	Variations in something other than the fair value of the issuer’s shares; or

•	Variations in the fair value of the issuer’s equity shares, but the monetary value to the counterparty moves in the opposite direction as the value of the issuer’s shares.

The number of shares delivered is determined on the basis of (1) the fixed monetary amount determined as the stated value and (2) the current stock price at settlement, so that the aggregate fair value of the shares delivered equals the monetary value of the obligation, which is fixed or predominantly fixed. Accordingly, the holder is not significantly exposed to gains and losses attributable to changes in the fair value of the Company’s equity shares. Instead, the Company is using its own equity shares as currency to settle a monetary obligation.

Discontinued Operations

The Company records discontinued operations when the disposal of a separately identified business unit constitutes a strategic shift in the Company’s operations, as defined in ASC Topic 205-20, Discontinued Operations (“ASC Topic 205-20”).

F-21

Reclassifications

Certain prior year amounts have been reclassified for comparative purposes to conform to the current-year financial statement presentation. These reclassifications had no effect on previously reported results of operations. The impact on any prior period disclosures was immaterial.

Recent Accounting Pronouncements

The Company continually assesses any new accounting pronouncements to determine their applicability. When it is determined that a new accounting pronouncement may affect the Company’s financial reporting, the Company undertakes an analysis to determine any required changes to its consolidated financial statements.

On December 14, 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”). ASU 2023-09 requires entities to disclose specific rate reconciliations, amount of income taxes separated by federal and individual jurisdiction, and the amount of income (loss) from continuing operations before income tax expense (benefit) disaggregated between federal, state, and foreign. The new standard is effective for the Company for its fiscal year beginning January 1, 2025, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard.

On November 27, 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is designed to improve the reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses that are regularly provided to the chief operating decision maker. The Company adopted ASU 2023-07 as required for the year ended December 31, 2024. The adoption required the Company to provide additional disclosures, but otherwise it does not materially impact the accompanying financial statements.

In November 2024, the FASB issued ASU No. 2024-03, Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses (“ASU 2024-03”). ASU 2024-03 requires additional disclosures of certain expenses in the notes of the financial statements, to provide enhanced transparency into the expense captions presented on the Consolidated Statements of Operations. Additionally, in January 2025, the FASB issued ASU 2025-01, Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40), to clarify the effective date of ASU 2024-03. The new standard is effective for the Company for its annual periods beginning January 1, 2027 and for interim periods beginning January 1, 2028, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard.

4. DECONSOLIDATION OF SUBSIDIARY AND DISCONTINUED OPERATIONS

Presentation of GIGA as Discontinued Operations

On August 14, 2024, GIGA filed a petition for reorganization under Chapter 11 of the bankruptcy laws. The filing placed GIGA under the control of the bankruptcy court, which oversees its reorganization and restructuring process. The Company assessed the inherent uncertainties associated with the outcome of the Chapter 11 reorganization process and the anticipated duration thereof, and concluded that it was appropriate to deconsolidate GIGA and its subsidiaries effective on the petition date. The Company recognized a gain on deconsolidation of GIGA of $2.0 million included in net gain (loss) from discontinued operations.

In connection with the Chapter 11 reorganization process, the Company concluded that the operations of GIGA met the criteria for discontinued operations as this strategic shift that will have a significant effect on the Company’s operations and financial results. As a result, the Company has presented the results of operations, cash flows and financial position of GIGA as discontinued operations in the accompanying consolidated financial statements and notes for all periods presented.

F-22

The following table presents the assets and liabilities of GIGA operations:

	December 31,	December 31,
	2024	2023
Cash and cash equivalents	$-	$3,601,000
Restricted cash	-	700,000
Accounts receivable	-	4,350,000
Inventories	-	6,643,000
Prepaid expenses and other current assets	-	4,859,000
Intangible assets, net	-	1,707,000
Goodwill	-	5,794,000
Property and equipment, net - current	-	1,690,000
Right-of-use assets	-	3,023,000
Total assets discontinued operations	-	32,367,000
Accounts payable and accrued expenses	-	14,005,000
Operating lease liability	-	3,098,000
Notes payable	-	1,174,000
Convertible notes payable	-	4,388,000
Liabilities discontinued operations	-	22,664,000
Net assets of discontinued operations	$-	$9,703,000

Net assets of discontinued operations excludes $14.0 million of intercompany notes payable to Hyperscale Data and Ault Lending as of December 31, 2024.

The following table presents the results of GIGA operations:

	For the Year Ended
	December 31,
	2024	2023
Revenue, products	$30,862,000	$37,759,000
Cost of revenue, products	23,339,000	27,623,000
Gross profit	7,523,000	10,136,000
Operating expenses
Research and development	2,617,000	2,816,000
Selling and marketing	1,166,000	1,876,000
General and administrative	8,033,000	12,989,000
Impairment of goodwill and intangible assets	-	4,681,000
Total operating expenses	11,816,000	22,362,000
Loss from operations	(4,293,000)	(12,226,000)
Other income (expense):
Interest and other income	1,594,000	849,000
Interest expense	(1,662,000)	(843,000)
Loss on extinguishment of debt	-	(1,397,000)
Change in fair value of warrant liability	-	(1,775,000)
Total other expense, net	(68,000)	(3,166,000)
Loss before income taxes	(4,361,000)	(15,392,000)
Income tax benefit	(15,000)	(11,000)
Net loss	(4,346,000)	(15,381,000)
Net loss attributable to non-controlling interest	1,554,000	3,026,000
Net loss available to common stockholders	$(2,792,000)	$(12,355,000)

The net loss from discontinued operations for the year ended December 31, 2024 on the consolidated statement of operations and comprehensive loss includes the gain on deconsolidation as follows:

For the Year Ended December 31, 2024
GIGA net loss	$(2,792,000)
Gain on deconsolidation	2,013,000
Net loss from discontinued operations	$(779,000)

F-23

The cash flow activity related to discontinued operations is presented separately on the statement of cash flows as summarized below:

	For the Year Ended December 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(4,346,000)	$(15,381,000)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	618,000	823,000
Amortization of right-of-use assets	684,000	1,004,000
Amortization of intangibles	157,000	273,000
Impairment of goodwill and intangible assets	-	4,681,000
Stock-based compensation	(858,000)	1,799,000
Changes in operating assets and liabilities:
Accounts receivable	(1,638,000)	1,157,000
Inventories	1,514,000	1,789,000
Prepaid expenses and other current assets	(1,516,000)	(1,185,000)
Lease liabilities	(667,000)	(1,112,000)
Accounts payable and accrued expenses	(314,000)	564,000
Net cash used in operating activities	(6,366,000)	(5,588,000)
Cash flows from investing activities:
Purchase of property and equipment	(249,000)	(271,000)
Cash decrease upon deconsolidation	(3,550,000)	-
Net cash used in investing activities	(3,799,000)	(271,000)
Cash flows from financing activities:
Proceeds from notes payable	2,552,000	3,858,000
Cash contributions from parent	3,383,000	3,934,000
Net cash provided by financing activities	5,935,000	7,792,000

Effect of exchange rate changes on cash and cash equivalents	(71,000)	173,000

Net (decrease) increase in cash and cash equivalents and restricted cash	(4,301,000)	2,106,000

Cash and cash equivalents and restricted cash at beginning of period	4,301,000	2,195,000

Cash and cash equivalents and restricted cash at end of period	$-	$4,301,000

Supplemental disclosures of cash flow information:
Cash paid during the period for interest	$946,000	$778,000

5. CHANGE IN PLAN OF SALE OF AGREE HOTEL PROPERTIES

On April 30, 2024, the Company had a change in plan of sale for its four hotels owned and operated by AGREE. As a result, as of April 30, 2024, the assets no longer met the held for sale criteria and were required to be reclassified as held and used at the lower of adjusted carrying value or the fair value at the date of the not to sell.

For presentation purposes, the assets and liabilities previously held for sale as of December 31, 2023, were reclassified in the December 31, 2023 balance sheet in the accompanying financial statements back to their original asset and liability groups at their previous carrying values. In connection with this change in plan of sale, the Company recorded a loss on impairment of property and equipment related to the real estate assets of AGREE of $8.0 million during the year ended December 31, 2024. The fair values of property and equipment related to the real estate assets of AGREE were based on a discounted cash flow income approach for the hotel properties and a comparable sales market approach for the vacant land assets.

In connection with the original plan of sale of AGREE assets, the assets held for sale were measured at the lower of their carrying amount or fair value less cost to sell. The Company performed a fair value analysis for the disposal group utilizing an income approach for the hotels and a market approach for the land, resulting in an $6.6 million impairment of property and equipment during the year ended December 31, 2023.

F-24

6. REVENUE DISAGGREGATION

The following tables summarize disaggregated customer contract revenues and the source of the revenue for the years ended December 31, 2024 and 2023. Revenues from lending and trading activities included in consolidated revenues were primarily interest, dividend and other investment income, which are not considered to be revenues from contracts with customers under GAAP. Revenue is presented by reportable segment. The “Holding Co.” column includes revenue that is not allocated to a specific reportable segment but is generated within the holding company entity. While not a separate reportable segment, Holding Co. is included in the table below to reconcile to total consolidated revenue.

The Company’s disaggregated revenues consisted of the following for the year ended December 31, 2024:

	TurnOnGreen	Fintech	Sentinum	AGREE	Energy	ROI	Holding Co.	Total
Primary Geographical Markets
North America	$4,840,000	$-	$31,474,000	$18,015,000	$47,475,000	$253,000	$2,523,000	$104,580,000
Europe	49,000	-	-	-	116,000	-	-	165,000
Middle East and other	24,000	-	-	-	-	-	-	24,000
Revenue from contracts with customers	4,913,000	-	31,474,000	18,015,000	47,591,000	253,000	2,523,000	104,769,000
Revenue, lending and trading activities (North America)	-	1,893,000	-	-	-	-	-	1,893,000
Total revenue	$4,913,000	$1,893,000	$31,474,000	$18,015,000	$47,591,000	$253,000	$2,523,000	$106,662,000

Major Goods or Services
Power supply units and systems	$4,913,000	$-	$-	$-	$-	$-	$-	$4,913,000
Revenue from mined crypto assets at Sentinum owned and operated facilities	-	-	24,960,000	-	-	-	-	24,960,000
Revenue from Sentinum crypto mining equipment hosted at third-party facilities	-	-	5,638,000	-	-	-	-	5,638,000
Hotel and real estate operations	-	-	876,000	18,015,000	-	-	-	18,891,000
Crane rental	-	-	-	-	47,475,000	-	-	47,475,000
Other	-	-	-	-	116,000	253,000	2,523,000	2,892,000
Revenue from contracts with customers	4,913,000	-	31,474,000	18,015,000	47,591,000	253,000	2,523,000	104,769,000
Revenue, lending and trading activities	-	1,893,000	-	-	-	-	-	1,893,000
Total revenue	$4,913,000	$1,893,000	$31,474,000	$18,015,000	$47,591,000	$253,000	$2,523,000	$106,662,000

Timing of Revenue Recognition
Goods and services transferred at a point in time	$4,913,000	$-	$31,474,000	$18,015,000	$116,000	$253,000	$2,523,000	$57,294,000
Services transferred over time	-	-	-	-	47,475,000	-	-	47,475,000
Revenue from contracts with customers	$4,913,000	$-	$31,474,000	$18,015,000	$47,591,000	$253,000	$2,523,000	$104,769,000

The Company’s disaggregated revenues consisted of the following for the year ended December 31, 2023:

	TurnOnGreen	Fintech	Sentinum	SMC	AGREE	Energy	ROI	Total
Primary Geographical Markets
North America	$3,879,000	$-	$34,523,000	$31,099,000	$16,161,000	$49,431,000	$305,000	$135,398,000
Europe	29,000	-	-	238,000	-	666,000	-	933,000
Middle East and other	293,000	-	-	220,000	-	-	-	513,000
Revenue from contracts with customers	4,201,000	-	34,523,000	31,557,000	16,161,000	50,097,000	305,000	136,844,000
Revenue, lending and trading activities (North America)	-	(1,998,000)	-	-	-	-	-	(1,998,000)
Total revenue	$4,201,000	$(1,998,000)	$34,523,000	$31,557,000	$16,161,000	$50,097,000	$305,000	$134,846,000

Major Goods or Services
Power supply units and systems	$4,201,000	$-	$-	$-	$-	$-	$-	$4,201,000
Revenue from mined crypto assets at Sentinum owned and operated facilities	-	-	29,036,000	-	-	-	-	29,036,000
Revenue from Sentinum crypto mining equipment hosted at third-party facilities	-	-	4,071,000	-	-	-	-	4,071,000
Hotel and real estate operations	-	-	1,416,000	-	16,161,000	-	-	17,577,000
Karaoke machines and related consumer goods	-	-	-	31,557,000	-	-	-	31,557,000
Crane rental	-	-	-	-	-	49,198,000	-	49,198,000
Other	-	-	-	-	-	899,000	305,000	1,204,000
Revenue from contracts with customers	4,201,000	-	34,523,000	31,557,000	16,161,000	50,097,000	305,000	136,844,000
Revenue, lending and trading activities	-	(1,998,000)	-	-	-	-	-	(1,998,000)
Total revenue	$4,201,000	$(1,998,000)	$34,523,000	$31,557,000	$16,161,000	$50,097,000	$305,000	$134,846,000

Timing of Revenue Recognition
Goods and services transferred at a point in time	$3,853,000	$-	$34,523,000	$31,557,000	$16,161,000	$899,000	$305,000	$87,298,000
Services transferred over time	348,000	-	-	-	-	49,198,000	-	49,546,000
Revenue from contracts with customers	$4,201,000	$-	$34,523,000	$31,557,000	$16,161,000	$50,097,000	$305,000	$136,844,000

F-25

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table sets forth the Company’s financial instruments that were measured at fair value on a recurring basis by level within the fair value hierarchy at December 31, 2023 (no material financial instruments that were measured at fair value on a recurring basis at December 31, 2024):

	Fair Value Measurement at December 31, 2023
	Total	Level 1	Level 2	Level 3
Assets:
Investment in common stock of Alzamend – a related party	$679,000	$679,000	$-	$-
Investments in marketable equity securities	27,000	27,000	-	-
Cash and marketable securities held in trust account	2,200,000	2,200,000	-	-
Total assets measured at fair value	$2,906,000	$2,906,000	$-	$-
Liabilities:
Warrant and embedded conversion feature liabilities	$910,000	$-	$-	$910,000
Total liabilities measured at fair value	$910,000	$-	$-	$910,000

The Company assesses the inputs used to measure fair value using the three-tier hierarchy based on the extent to which inputs used in measuring fair value are observable in the market. For investments where little or no public market exists, management’s determination of fair value is based on the best available information which may incorporate management’s own assumptions and involves a significant degree of judgment, taking into consideration various factors including earnings history, financial condition, recent sales prices of the issuer’s securities and liquidity risks.

The changes in Level 3 fair value hierarchy during the years ended December 31, 2024 and 2023 were as follows:

	Level 3 Balance at Beginning of Period	Fair Value Adjustments	Grants	Level 3 Balance at End of Period
Year ended December 31, 2024
Embedded conversion feature liabilities	$910,000	$(910,000)	$-	$-

Year ended December 31, 2023
Warrant liabilities	$651,000	$(4,981,000)	$4,330,000	$-
Embedded conversion feature liabilities	$2,316,000	$(2,758,000)	$1,352,000	$910,000

8. Equity Investments for Which Measurement Alternative Has Been Selected

As of December 31, 2024 and 2023, the Company held equity investments in other securities valued at $2.8 million and $21.8 million, respectively, that were valued using a measurement alternative. These investments are included in other equity securities in the accompanying consolidated balance sheets.

The Company has made cumulative downward adjustments for impairments for equity securities that do not have readily determinable fair values for the years ended December 31, 2024 and 2023, totaling $8.6 million and $15.8 million, respectively. Approximately $6.3 million of the impairment charge for the years ended December 31, 2024 was reflected in other income (expense) and $2.3 million of the impairment charge related to Fintech lending operations and was recorded against revenue from lending and trading activities on the consolidated statement of operations and comprehensive loss. Approximately $9.6 million of the impairment charge for the year ended December 31, 2023 was reflected in other income (expense) and $6.2 million of the impairment charge related to Fintech lending operations and was recorded against revenue from lending and trading activities on the consolidated statement of operations and comprehensive loss.

9. CRYPTO ASSETS

The following table presents revenue from mined crypto assets for the years ended December 31, 2024 and 2023:

	For the Year Ended
	December 31,
	2024	2023
Revenue from mined crypto assets at Sentinum owned and operated facilities	$24,960,000	$29,036,000
Revenue from Sentinum crypto mining equipment hosted at third-party facilities	5,638,000	4,071,000
Revenue, crypto assets mining	$30,598,000	$33,107,000

F-26

The following table presents the activities of the crypto assets (classified within prepaid expenses and other current assets) for the years ended December 31, 2024 and 2023:

	For the Year Ended
	December 31,
	2024	2023
Balance at January 1	$546,000	$554,000
Additions of mined crypto assets	24,960,000	29,100,000
Sale of crypto assets	(25,350,000)	(29,111,000)
Payments to vendors with crypto assets	(39,000)	(28,000)
Payment of notes payable with crypto assets	(506,000)	-
Payment of interest payable with crypto assets	(142,000)	-
Realized gain on sale of crypto assets	684,000	520,000
Unrealized gain on crypto assets	29,000	-
Impairment of mined crypto assets	-	(489,000)
Balance at December 31	$182,000	$546,000

10. INVENTORIES

At December 31, 2024 and 2023, inventories consisted of:

	December 31,	December 31,
	2024	2023
Raw materials, parts and supplies	$309,000	$474,000
Finished products	1,508,000	1,316,000
Total inventories	$1,817,000	$1,790,000

11. PROPERTY AND EQUIPMENT, NET

At December 31, 2024 and 2023, property and equipment consisted of:

	December 31, 2024	December 31, 2023
Building, land and improvements	$80,822,000	$100,184,000
Crypto assets mining equipment	12,150,000	50,640,000
Crane rental equipment	34,588,000	34,469,000
Computer, software and related equipment	11,308,000	10,533,000
Aircraft	15,983,000	15,983,000
Other property and equipment	11,417,000	11,066,000
	166,268,000	222,875,000
Accumulated depreciation and amortization	(21,911,000)	(27,209,000)
Property and equipment, net	$144,357,000	$195,666,000

Summary of depreciation expense:

	For the Year Ended December 31,
	2024	2023
Depreciation expense	$23,784,000	$26,911,000

Impairment of Property and Equipment

During the year ended December 31, 2024, due to increases in the Bitcoin mining difficulty level, which compounded the continued impact of the Bitcoin halving event, we concluded that indicated that an impairment triggering event had occurred. Testing performed indicated the estimated fair value of the Company’s miners to be less than their net carrying value during the year ended December 31, 2024, and an impairment charge of $10.5 million was recognized, decreasing the net carrying value of the Company’s crypto assets mining equipment to their estimated fair value. The Company valued the miners using an income approach utilizing a discounted cash flow and a discount rate of 20%. The Company estimated the cash flow from the miners over a two-year period assuming a utilization rate of 98%, a mining difficulty level of 101.6 trillion, a Bitcoin price of $76,000 and a power cost of $0.055 per kilowatt-hour. The estimated fair value of the Company’s miners is classified in Level 3 of the fair value hierarchy with no observable inputs using a discounted cash flow methodology.

F-27

In addition, the Company recorded impairment charges of $8.9 million related to AGREE’s real estate assets in each of the years ended December 31, 2024 and 2023. The fair values of property and equipment related to the real estate assets of AGREE were based on a discounted cash flow income approach for the hotel properties and a comparable sales market approach for the vacant land assets. Assumptions used in the discounted cash flow analysis included discount rates between 10.5% and 10.75%, terminal capitalization rates between 8.5% and 8.75% and occupancy rates between 59.2% and 78.8%.

During the year ended December 31, 2023, certain unforeseen business developments and changes in financial projections at Avalanche International Corp. (“AVLP”) indicated that an impairment triggering event had occurred. Testing performed indicated the estimated fair value of AVLP property and equipment as of December 31, 2023 was $0, and an impairment charge of $14.0 million was recognized, which was based primarily on estimated liquidation value or expected proceeds from the sale or disposal of the assets.

During the year ended December 31, 2023, the Company recognized an impairment charge of $4.1 million related to property and equipment at ROI, which was based primarily on estimated liquidation value or expected proceeds from the sale or disposal of the assets.

Sale of St. Petersburg Property

On December 13, 2024, AGREE completed the sale of its real property located in St. Petersburg, Florida (the “Florida Property”) for $13.0 million and recorded a gain on the sale of $0.2 million included in gain on the sale of fixed assets in the consolidated statement of operations.

12. INTANGIBLE ASSETS, NET

At December 31, 2024 and 2023, intangible assets consisted of:

	Useful Life	December 31, 2024	December 31, 2023
Definite lived intangible assets:
Developed technology	7 years	$60,000	$1,949,000
Customer list	10 years	1,290,000	1,290,000
Trade names	12 years	1,030,000	1,030,000
		2,380,000	4,269,000
Accumulated amortization		(536,000)	(222,000)
Total definite-lived intangible assets		$1,844,000	$4,047,000

Certain of the Company’s trade names and trademarks were determined to have an indefinite life. The remaining definite-lived intangible assets are primarily being amortized on a straight-line basis over their estimated useful lives.

Summary of amortization expense:

	For the Year Ended
	December 31,
	2024	2023
Amortization expense	$653,000	$1,041,000

As of December 31, 2024, intangible assets subject to amortization had an average remaining useful life of 6.9 years. The following table presents estimated amortization expense for each of the succeeding five calendar years and thereafter.

2025	324,000
2026	264,000
2027	264,000
2028	264,000
2029	264,000
Thereafter	464,000
$1,844,000

F-28

During the year ended December 31, 2024, the Company recognized $1.5 million impairment of intangible assets related to Eco Pack. Based on internally developed forecasts of undiscounted expected future cash flows, it was determined that the carrying amount of the assets was not recoverable.

During the year ended December 31, 2023, the Company recognized $24.3 million impairment of intangible assets related to AVLP. Due to indicators of impairment, AVLP intangible assets were tested for impairment during the year ended December 31, 2023. Based on internally developed forecasts of undiscounted expected future cash flows, it was determined that the carrying amount of the assets were not recoverable.

The tradenames and patents/developed technology intangible assets were valued using the relief-from-royalty method. The relief-from-royalty method is one of the methods under the income approach whereby estimates of a company’s earnings attributable to the intangible asset are based on the royalty rate the Company would have paid for the use of the asset if it did not own it. Royalty payments are estimated by applying royalty rates of 18% for patents and developed technology and 0.25% for trademarks. The resulting net annual royalty payments are then discounted to present value using a discount factor of 25.7%.

13. GOODWILL IMPAIRMENT

The Company tests the recorded amount of goodwill for impairment on an annual basis on December 31 or more frequently if there are indicators that the carrying amount of the goodwill exceeds its carried value. The Company performed a goodwill impairment test as of June 30, 2023 related to AVLP as there were indicators of impairment related to certain unforeseen business developments and changes in financial projections.

The valuation of AVLP was determined using an income approach methodology of valuation. The income approach is based on the projected cash flows discounted to their present value using discount rates, that in the Company’s judgment, consider the timing and risk of the forecasted cash flows using internally developed forecasts and assumptions. Under the income approach, the discount rate used is the average estimated value of a market participant’s cost of capital and debt, derived using customary market metrics. The analysis included assumptions regarding AVLP’s revenue forecast and discount rates of 26.7% using a weighted average cost of capital analysis. The market approach was also considered; however, the income approach was chosen as the Company determined it was a better representation of AVLP’s projected long-term performance.

The results of the quantitative test indicated that the fair value of the AVLP reporting unit did not exceed its carrying amounts, including goodwill, in excess of the carrying value of the goodwill. As a result, the entire $18.6 million carrying amount of AVLP’s goodwill was recognized as a non-cash impairment charge during the year ended December 31, 2023.

14. INVESTMENTS – RELATED PARTIES

Investments in Alzamend, Ault & Company, Inc. (“Ault & Company”) and GIGA at December 31, 2024 and 2023, were comprised of the following:

Investment in Promissory Notes, Related Parties – Ault & Company and GIGA

	Interest		December 31,	December 31,
	Rate	Due Date	2024	2023
Promissory note and accrued interest receivable, Ault & Company	8%	December 31, 2024	$2,468,000	$3,068,000
Promissory note and accrued interest receivable, GIGA	6% - 12%	In bankruptcy	18,499,000	-
Other			335,000	900,000
Allowance for credit losses			(500,000)	-
Total investment in promissory notes and other, related parties			$20,802,000	$3,968,000

Amounts above are recorded in “Investment in promissory notes and other, related party” on the consolidated balance sheets.

Summary of interest income, related party, recorded within interest and other income on the consolidated statement of operations:

	For the Year Ended
	December 31,
	2024	2023
Interest income, related party	$1,694,000	$1,308,000

F-29

At each reporting date, the Company applies its judgment to evaluate the collectability of the note receivable and makes a provision based on the assessed amount of expected credit loss. This judgment is based on parameters such as interest rates, market conditions and creditworthiness of the creditor.

The Company determined that the collectability of certain notes receivables is doubtful based on information available.

Upon the deconsolidation of GIGA, the Company established an allowance for credit losses of $2.6 million related to notes receivable from GIGA included in net gain (loss) from discontinued operations. As of December 31, 2024, the Company performed an analysis of the allowance for credit losses of the GIGA notes receivable resulting in a $2.1 million reduction in the allowance, which was recorded within cost of revenue from lending and trading activities.

Investment in Alzamend Series B Convertible Preferred Stock, Warrants and Common Stock, Related Parties – Alzamend

	Investments in common stock, related parties at December 31, 2024
	Cost	Gross unrealized losses	Fair value
Common shares	$24,697,000	$(24,607,000)	$90,000
Alzamend series B convertible preferred stock, warrants	2,100,000	-	2,100,000
	$26,797,000	$(24,607,000)	$2,190,000

	Investments in common stock, related parties at December 31, 2023
	Cost	Gross unrealized losses	Fair value
Common shares	$24,688,000	$(24,009,000)	$679,000

Amounts above are recorded in “Investments in common stock and equity securities, related party” on the consolidated balance sheets.

The following tables summarize the changes in the Company’s investments in Alzamend common stock during the years ended December 31, 2024 and 2023:

	For the Year Ended December 31,
	2024	2023
Balance at January 1	$679,000	$6,449,000
Investment in common stock of Alzamend	9,000	15,000
Unrealized loss in common stock of Alzamend	(598,000)	(5,785,000)
Balance at December 31	$90,000	$679,000

Ault Lending Investment in Alzamend Series B Convertible Preferred Stock and Warrants

	December 31,	December 31,
	2024	2023
Investment in Alzamend preferred stock	$2,100,000	$-
Total investment in other investments securities, related party	$2,100,000	$-

In connection with a securities purchase agreement entered into with Alzamend in January 2024, Ault Lending purchased 2,100 shares of Alzamend Series B Convertible Preferred Stock and warrants to purchase 0.2 million shares of Alzamend common stock with a five-year term and an exercise price of $12.00 per share for a total purchase price of $2.1 million.

The agreement provided that Ault Lending may purchase up to $6 million of Alzamend Series B Convertible Preferred Stock in one or more closings. There have been not been additional closings subsequent to January 2024 and the agreement terminated by its own terms on March 31, 2025.

The Company has elected to account for investment in other investments securities, related party, using a measurement alternative under which they are measured at cost and adjusted for observable price changes and impairments.

Messrs. Ault, Horne and Nisser are each paid $50,000 annually by Alzamend.

F-30

VIE Considerations for Ault Lending’s Investments in Alzamend

Alzamend is considered a VIE based on the Ault Lending’s investment in Alzamend common stock, Series B convertible preferred stock and warrants. However, Ault Lending is not deemed to be the primary beneficiary of Alzamend and therefore does not consolidate Alzamend in its financial statements. Ault Lending’s maximum exposure to loss as a result of its involvement with Alzamend is limited to the $2.2 million carrying value of its investments.

15. EQUITY METHOD INVESTMENT

Equity Investments in Unconsolidated Entity – SMC

On November 20, 2023, SMC, a consolidated VIE of the Company, completed a transaction pursuant to which the Company’s share ownership of SMC was diluted to approximately 28%. Due to the significant change in Ault Alliance’s ownership and voting rights, the Company determined that it no longer met the criteria of the primary beneficiary and, accordingly, the Company deconsolidated SMC as of November 20, 2023. The Company recorded a $3.0 million loss on deconsolidation for the year ended December 31, 2023.

Upon deconsolidation, the Company recorded its retained investment in SMC based upon the fair value of the common shares held by the Company at November 20, 2023. Due to the Company’s significant influence over SMC, the Company began accounting for its retained interest under the equity method of accounting.

The following table summarizes the changes in the Company’s equity investments in an unconsolidated entity, SMC, included in other assets on the consolidated balance sheet, during the year ended December 31, 2024:

Rollforward investment in unconsolidated entity	Amount
Beginning balance - January 1, 2024	$1,957,000
Loss from investment in unconsolidated entity	(1,957,000)
Ending balance - December 31, 2024	$-

On September 5, 2024, three of the Company’s employees resigned from the board of directors of SMC. As a result of the resignations, and as the Company owned less than 20% of SMC at the time, the Company no longer had the ability to exert significant influence over the operating and financial policies of SMC. The Company discontinued the equity method of accounting for the investment in SMC on September 5, 2024. As a result, the Company changed its accounting for SMC to an investment in marketable equity securities and recognized the investment at fair value, with a gain of $1.3 million recognized as revenue from lending and trading activities in the consolidated statement of operations and comprehensive loss.

The following table provides summarized financial information for the Company’s ownership interest in SMC accounted for under the equity method for the December 31, 2023 period presented and has been compiled from SMC’s financial statements. Amounts presented represent totals at the investee level and not the Company’s proportionate share:

Summarized Statements of Operations

For the Year Ended
December 31,
2023
Revenue	$32,581,000
Gross profit	$6,964,000
Loss from operations	$(8,290,000)
Net loss	$(9,384,000)

Summarized Balance Sheet Information

December 31,
2023
Current assets	$23,206,000
Non-current assets	$4,509,000
Current liabilities	$16,209,000
Non-current liabilities	$3,928,000

F-31

16. CONSOLIDATED VARIABLE INTEREST ENTITY - ALPHA FUND

Alpha Fund – Consolidated Variable Interest Entity

As of December 31, 2022, the Company held an investment in the Alpha Fund. The Alpha Fund was liquidated during the year ended December 31, 2023. Alpha Fund operated as a private investment fund. The general partner of Alpha Fund, Ault Alpha GP LLC (“Alpha GP”) was owned by Ault Capital Management LLC (the “Investment Manager”), which also acted as the investment manager to Alpha Fund. The Investment Manager was owned by Ault & Company. Messrs. Ault, Horne, Nisser and Cragun, who serve as executive officers and/or directors of the Company, were executive officers of the Investment Manager, and Messrs. Ault, Horne and Nisser are executive officers and directors of Ault & Company.

Prior to the liquidation of the Alpha Fund, the Company consolidated Alpha Fund as a VIE due to its significant level of influence and control of Alpha Fund, the size of its investment, and its ability to participate in policy making decisions. The Company was considered the primary beneficiary of the VIE.

17. BUSINESS COMBINATIONS

ROI Acquisition

On March 6, 2023, the Company closed a share exchange agreement with ROI and sold to ROI all the outstanding shares of capital stock of the Company’s subsidiary, BitNile.com, Inc. as well as RiskOn360, Inc. (formerly known as Ault Iconic, Inc.) and the securities of Earnity, Inc. beneficially owned by BitNile.com, Inc. as of the date of the Agreement. As consideration for the acquisition, ROI issued shares of preferred stock that could have been convertible into common stock, subject to shareholder approval, of ROI representing approximately 73.2% of ROI’s outstanding common stock at the time of the transaction. Total consideration included $0.3 million purchase consideration, representing the fair value of ROI common stock acquired by the Company, and $6.4 million allocated for the fair value of the non-controlling interest.

18. WARRANTS

A summary of warrant activity for the years ended December 31, 2024 and 2023 is presented below.

	Warrants	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (Years)
Outstanding at January 1, 2023	52	$589,255	3.9
Granted	405,042	124.25	5.0
Forfeited	-	-
Exercised	-	-
Outstanding at December 31, 2023	405,094	178.50	4.7
Granted	71,794	118.39	5.0
Forfeited	-	-
Exercised	-	-
Outstanding at December 31, 2024	476,888	$162.68	3.9

The following table summarizes information about common stock warrants outstanding at December 31, 2024:

Outstanding				Exercisable
		Weighted
		Average	Weighted		Weighted
		Remaining	Average		Average
Exercise	Number	Contractual	Exercise	Number	Exercise
Price	Outstanding	Life (Years)	Price	Exercisable	Price
$118.39	422,337	4.0	$118.39	422,337	$118.39
$160.74	54,498	3.8	$160.74	54,498	$160.74
$118,125 - $656,250	53	1.9	$355,118	53	$355,118
$118.39 - $656,250	476,888	3.9	$162.68	476,888	$162.68

F-32

Warrant Issuances During 2024

During the year ended December 31, 2024, the Company issued warrants to purchase 0.1 million shares of Class A common stock at a weighted average exercise price of $118.39 per share, subject to adjustment, in connection with the issuance of Series C convertible preferred stock (the “Series C Preferred Stock”) to a related party (see Note 29).

Warrant Issuances During 2023

During the year ended December 31, 2023, the Company issued warrants to purchase 0.4 million shares of Class A common stock at a weighted average exercise price of $124.08 per share, subject to adjustment, in connection with the issuance of a senior secured convertible promissory note, related party (see Note 26) and Series C Preferred Stock to a related party (see Note 29).

The Company has valued the warrants issued at their date of grant utilizing the Black-Scholes option pricing model. This model is dependent upon several variables such as the warrants’ remaining contractual term, exercise price, current stock price, risk-free interest rate and estimated volatility of the Company’s stock over the contractual term of the warrants. The risk-free interest rate used in the calculations is based on the implied yield available on U.S. Treasury issues with an equivalent term approximating the contractual life of the warrants.

The Company utilized a variety of pricing models and the weighted average assumptions used during the years ended December 31, 2024 and 2023 were as follows:

	December 31, 2024	December 31, 2023
Exercise price	$118.39	$124.08
Contractual term in years	5.0	5.0
Volatility	153%	168%
Dividend yield	0%	0%
Risk-free interest rate	4.2%	4.0%

19. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Other current liabilities at December 31, 2024 and 2023 consisted of:

	December 31,	December 31,
	2024	2023
Accounts payable	$25,182,000	$26,777,000
Accrued payroll and payroll taxes	2,342,000	8,237,000
Interest payable	8,249,000	4,197,000
Accrued legal	2,399,000	2,340,000
Other accrued expenses	21,303,000	13,871,000
Total	$59,475,000	$55,422,000

During the year ended December 31, 2024, Ault Lending reversed a previously accrued $5.7 million performance bonus related to realized gains on trading activities. Management determined that the bonus would not be paid, and accordingly, the reversal was recorded as a reduction to general and administrative expenses.

20. LEASES

The Company has operating leases for office space. The Company’s leases have remaining lease terms of 1.1 years to 9.0 years, some of which may include options to extend the leases perpetually, and some of which may include options to terminate the leases within one year.

The following table provides a summary of leases by balance sheet category as of December 31, 2024 and 2023:

	December 31, 2024	December 31, 2023
Operating right-of-use assets	$3,697,000	$3,409,000
Operating lease liability - current	1,627,000	1,376,000
Operating lease liability - non-current	2,269,000	2,163,000

F-33

The components of lease expenses for the years ended December 31, 2024 and 2023, were as follows:

	Year Ended December 31,
	2024	2023
Operating lease cost	$1,918,000	$2,390,000
Short-term lease cost	-	-

The following tables provides a summary of other information related to leases for the years ended December 31, 2024 and 2023:

	December 31, 2024	December 31, 2023
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$1,654,000	$2,342,000
Right-of-use assets obtained in exchange for new operating lease liabilities	$2,080,000	$820,000
Weighted-average remaining lease term - operating leases	3.2 years	2.3 years
Weighted-average discount rate - operating leases	8.0%	7.0%

Maturity of lease liabilities under the Company’s non-cancellable operating leases as of December 31, 2024, were as follows:

Payments due by period
2025	$1,888,000
2026	1,210,000
2027	514,000
2028	339,000
2029	329,000
Thereafter	166,000
Total lease payments	4,446,000
Less interest	(550,000)
Present value of lease liabilities	$3,896,000

21. DIVIDEND PAYABLE IN TURNONGREEN COMMON STOCK

In March 2024, the Company, in connection with a planned distribution of its common stock holdings of TurnOnGreen, announced the distribution to its stockholders of 25.0 million shares of TurnOnGreen common stock and warrants to purchase 25.0 million shares of TurnOnGreen common stock, which resulted in an adjustment to additional paid in capital and increase to non-controlling interest of $4.9 million based on the recorded value of the Company’s holdings in TurnOnGreen at the record date of the distribution.

22. ROI Transfers of White River Common Stock

In January 2024, ROI announced that it had concluded that, for regulatory reasons, ROI would be unable to effect the distribution of its shares of common stock of White River as contemplated by a registration statement previously filed by White River. During the year ended December 31, 2024, ROI transferred 12.0 million shares of White River common stock with a fair value of $19.2 million at the date of transfer to certain of its accredited investors to resolve the matters discussed above.

In conjunction with the transfers to non-controlling interests, shares of ROI’s investment in White River’s Series A Convertible Preferred Stock were converted into shares of White River common stock, resulting in a non-cash $17.9 million gain on conversion.

23. REDEEMABLE NON-CONTROLLING INTERESTS IN EQUITY OF SUBSIDIARY LIABILITY

The Company records redeemable non-controlling interests in equity of subsidiaries to reflect the economic interests of the common stockholders in Ault Disruptive.

F-34

Redemption of Shares

On September 27, 2024, Ault Disruptive announced that it would redeem all of its outstanding shares of common stock which occurred as of the close of business on October 11, 2024, because Ault Disruptive would not consummate an initial business combination within the time period required by its Amended and Restated Certificate of Incorporation, as amended. During the year ended December 31, 2024, shares of Ault Disruptive common stock were redeemed for an aggregate redemption amount of $2.3 million.

The following table summarizes the changes in the Company’s redeemable non-controlling interests in equity of subsidiaries during the year December 31, 2024 and 2023:

	For the Year Ended
	December 31,
	2024	2023
Redeemable non-controlling interests in equity of subsidiaries as of January 1	$2,224,000	$117,993,000
Redemption of Ault Disruptive common stock	(2,269,000)	(120,064,000)
Extension proceeds paid by the Ault Disruptive sponsor	-	2,332,000
Remeasurement of carrying value to redemption value	45,000	1,963,000
Redeemable non-controlling interests in equity of subsidiaries as of December 31	$-	$2,224,000

F-35

24. NOTES PAYABLE

Notes payable at December 31, 2024 and 2023, were comprised of the following:

	Collateral	Guarantors	Interest rate	Effective rate(1)	Due date	December 31, 2024	December 31, 2023
AGREE secured construction loans (in default)	AGREE hotels	-	7.0%	8.8%	March 31, 2026	$68,750,000	$67,632,000
Circle 8 revolving credit facility	Circle 8 cranes with a book value of $29.6 million	-	8.4%	8.4%	December 16, 2025	13,126,000	15,907,000
16% promissory note	-	Ault & Company and Milton C. Ault, III	16.0% (default rate of 24.0%)	-	-	-	2,572,000
Circle 8 equipment financing notes	Circle 8 equipment with a book value of $4.3 million	-	10.5%	10.5%	September 15, 2025 through June 15, 2027	2,826,000	5,629,000
15% term notes (in default)	-	Milton C. Ault, III	15.0% (default rate of 22.99%)	48.0%	October 31, 2024	3,777,000	-
8% demand loans	-	-	10.0% (12.0% default rate)	-	Upon demand	-	950,000
Sentinum note payable	-	-	12.5%	-	-	-	1,067,000
ROI promissory note (in default)	-	-	15.0% (default rate of 18.0%)	67.2%	April 30, 2024	2,367,000	-
Other ($3.4 million in default)	-	-	-		-	5,826,000	3,808,000
Total notes payable						$96,672,000	$97,565,000
Less:
Unamortized debt discounts						-	(453,000)
Total notes payable, net						$96,672,000	$97,112,000
Less: current portion						(95,768,000)	(11,692,000)
Notes payable – long-term portion						$904,000	$85,420,000

(1)	Includes forbearance and extension fees and OID costs that are amortized to interest expense over the life of the notes.

F-36

During the year ended December 31, 2023, the holders of $8.4 million 10% secured promissory notes exchanged their notes and accrued interest for preferred stock liabilities. The Company recorded a loss on extinguishment of debt of $0.1 million related to the transaction. When the preferred stock liabilities converted to Series A Common stock, the Company recorded a loss on extinguishment of $1.5 million.

During the year ended December 31, 2023, the holders of $10.5 million 10% demand promissory notes and $1.1 million 12% demand promissory notes exchanged their notes for notes from Ault & Company (see Note 22), resulting in a loss on extinguishment of debt of $0.4 million.

In connection with the December 2023 Series C Preferred Stock offering (see Note 29), the Company paid $20.4 million to pay the $20.2 million outstanding balance of the 8% senior secured promissory notes, plus $0.2 million accrued interest payable. The 8% senior secured promissory notes had an unamortized debt discount of $3.2 million outstanding, which was recorded as a loss on extinguishment of debt.

The Company recorded a $2.0 million loss on extinguishment of debt related to the April 2023 restructuring related to one of the 16% promissory notes payable.

OID Only Term Note

On July 2, 2024, the Company entered into a term note agreement with institutional investors for the sale of up to $2.6 million in term notes, of which the principal amount of $1.8 million was immediately funded. A term note was issued at a discount, with net proceeds to the Company of $1.5 million. The term note does not accrue any interest. The term note was scheduled to mature on August 2, 2024. The term note is guaranteed by Mr. Ault. The term note maturity was extended to September 30, 2024, and an extension fee of $0.2 million accrues monthly until the term note is paid in full. The term note is currently in default and is included in “Other” in the table above.

ROI 15% Term Note

On February 9, 2024, ROI entered into a $1.77 million term note agreement with an institutional investor bearing interest of 15%. The term note was issued at a discount, with net proceeds to ROI of $1.75 million. The term note was scheduled to mature February 14, 2024. This note has been guaranteed by Ault & Company and Mr. Ault. The term note was subsequently amended to increase the principal amount due to $2.4 million, increase the interest rate to 18% and extend the maturity date to April 30, 2024. The term note is in default as of May 1, 2024.

In February 2025, term note was amended to increase the principal amount due to $2.6 million, increase the interest rate to 18% and extend the maturity date to May 15, 2025.

15% Term Notes

Between April 29, 2024 and August 29, 2024, the Company entered into note agreements totaling $6.0 million with an institutional investor bearing interest of 15%. The term notes were issued at a discount, with net proceeds to the Company of $5.1 million. The term notes were amended to extend the maturity dates to October 31, 2024. The notes are in default as of November 1, 2024.

In December 2024, Ault Lending had a fees receivable from the institutional investor in the amount of $2.2 million related to Ault Lending’s profit participation rights in an investment made by the institutional investor to Alzamend. On December 31, 2024, the Company and the institutional investor agreed to offset $2.2 million of the term notes payable against the fees receivable. This transaction was accounted for as a non-cash settlement of financial instruments and had no impact on the Company’s consolidated statement of operations.

In February 2025, the Company entered into an exchange agreement with the institutional investor, pursuant to which the Company issued to the investor a convertible promissory note in the principal face amount of $1.9 million in exchange for the cancellation of one of the outstanding 15% term notes issued by the Company to the institutional investor that had outstanding principal and accrued but unpaid interest of $1.9 million.

In March 2025, the Company entered into an exchange agreement with the institutional investor, pursuant to which the Company issued to the investor a convertible promissory note in the principal face amount of $4.2 million in exchange for the cancellation of the outstanding 15% term notes issued by the Company to the institutional investor that had outstanding principal and accrued but unpaid interest of $4.2 million.

F-37

The note will mature on June 30, 2025. The note is convertible into shares of the Company’s Class A common stock at a conversion price equal to the greater of (i) $0.40 per share (the “Floor Price”), which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) the lesser of 75% of the VWAP (as defined in the note) of the Class A common stock during the five trading days immediately prior to (A) the date of issuance of the note or (B) the date of conversion into shares of Class A common stock. The Company may not issue shares to the extent such issuances would result in an aggregate number of shares of Class A common stock exceeding 19.99% of the total shares of Class A common stock issued and outstanding as of the date of issuance of the note, in accordance with the rules and regulations of the NYSE unless the Company first obtains stockholder approval.

$20 Million Credit Agreement

On June 4, 2024 the Company entered into a Loan Agreement (the “Credit Agreement”) with two institutional investors (collectively, the “Lender”). The Credit Agreement provides for an unsecured, non-revolving credit facility with an aggregate draw limit of $20.0 million. However, the Company is restricted to having no more than $2.0 million in principal amount of outstanding advances at any given time under the Credit Agreement. As of December 31, 2024, $2.0 million has been advanced, exclusive of a $0.4 million OID.

All loans under the Credit Agreement will be evidenced by a promissory note. The Lender made an advance to the Company of $1.5 million on the execution date. The advances were due December 4, 2024, however, per the terms of the Credit Agreement as the Company had executed an equity line of credit agreement relating to the sale of shares of the Company’s 13.00% Series D Cumulative Redeemable Perpetual Preferred Stock (the “Series D Preferred Stock”), has an effective registration statement relating thereto, the maturity date was automatically extended until June 4, 2025. The Lender is not obligated to make any further advances under the Credit Agreement after the maturity date. Advances under the Credit Agreement will include the addition of an OID of 20% to the amount of each advance and all advances will bear interest at the rate of 15.0% per annum and may be repaid at any time without penalty or premium. Amounts outstanding under the Credit Agreement are included in “Other” in the table above.

The obligations of the Company under the Credit Agreement are secured by a guaranty provided by Milton C. Ault, the Executive Chairman of the Company.

Circle 8 Revolving Credit Facility

On October 16, 2024, Circle 8 was in default related to reporting requirements under the terms of their revolving credit facility. Circle 8 was able to obtain waivers to cure the event of default and defer the requirements until May 31, 2025.

Amendment to AGREE Secured Construction Loans

The AGREE secured construction loans with an original due date of January 1, 2025, were amended on February 2, 2025, whereby AGREE agreed to pay monthly installments of interest only based on an annualized interest rate of Term SOFR plus 4.75%. In addition, AGREE agreed to make principal payments of $1.0 million in June 2025 and $2.0 million in September 2025 and December 2025 with the balance due March 1, 2026. AGREE has defaulted by failure to make timely payments per the amended payment terms.

Notes Payable Maturities

Principal maturities of the Company’s notes payable, assuming the exercise of all extensions that are exercisable solely at the Company’s option, as of December 31, 2024 were:

Year
2025	$95,768,000
2026	794,000
2027	110,000
$96,672,000

Interest Expense

Interest expense includes amounts incurred on notes payable, convertible notes payable, and notes payable to related parties. The components of interest expense for the years ended December 31, 2024 and 2023 were as follows:

	For the Year Ended
	December 31,
	2024	2023
Contractual interest expense	$11,925,000	$17,338,000
Forbearance fees	2,214,000	5,469,000
Amortization of debt discount	5,532,000	21,507,000
Total interest expense	$19,671,000	$44,314,000

F-38

25. NOTES PAYABLE, RELATED PARTY

Notes payable, related party at December 31, 2024 and 2023, were comprised of the following:

	Interest rate	Effective rate	Due date	December 31, 2024	December 31, 2023
Notes from officers - Hyperscale Data	18%	18%	-	$-	$98,000
Notes from officers - TurnOnGreen	14%	14%	Past due	46,000	51,000
Notes from board member - ROI	No interest	No interest	Upon demand	-	90,000
Ault & Company advances	No interest	No interest	Upon demand	-	1,909,000
Other related party advances	No interest	No interest	Upon demand	118,000	227,000
Total notes payable				$164,000	$2,375,000

Ault & Company Loan Agreement

On June 8, 2023, the Company entered into a loan agreement with Ault & Company as lender. The loan agreement provides for an unsecured, non-revolving credit facility in an aggregate principal amount of up to $10 million. All loans under the loan agreement are due within five business days after request by Ault & Company. Ault & Company is not obligated to make any further advances under the loan agreement after December 8, 2023. Advances under the loan agreement bear interest at the rate of 9.5% per annum and may be repaid at any time without penalty or premium. A total of $4.6 million was advanced under the loan agreement and was exchanged for a senior secured convertible promissory note with Ault & Company (see Note 27).

In August 2023, Ault & Company assumed $11.6 million of secured promissory notes previously issued by the Company for which the Company has issued term notes to Ault & Company in the same amount. One term note has a principal amount of $1.1 million and bears interest at 12% and the second term note has a principal amount of $10.5 million and bears interest at 10%. These assumed loans were exchanged for a senior secured convertible promissory note with Ault & Company (see Note 27).

Summary of interest expense, related party, recorded within interest expense on the consolidated statement of operations:

	For the Year Ended
	December 31,
	2024	2023
Interest expense, related party	$22,000	$-

26. CONVERTIBLE NOTES PAYABLE

Convertible notes payable at December 31, 2024 and 2023, were comprised of the following:

	Conversion price per share	Interest rate	Effective rate(1)	Due date	December 31, 2024	December 31, 2023
Convertible promissory note –OID only, in default	90% of 5-day VWAP	OID Only	33.1%	September 28, 2024	$393,000	$1,673,000
10% OID convertible promissory note, in default	$5.80	15%	39.5%	October 19, 2024	5,020,000	-
AVLP convertible promissory notes, principal	$0.35 (AVLP stock)	7%	8.9%	August 22, 2025	9,911,000	9,911,000
ROI senior secured convertible note, in default	$0.11 (ROI stock)	OID Only	26.6%	April 27, 2024	4,245,000	6,513,000
Fair value of embedded conversion options					-	910,000
Total convertible notes payable					19,569,000	19,007,000
Less: unamortized debt discounts					-	(2,179,000)
Total convertible notes payable, net of financing cost, long term					$19,569,000	$16,828,000
Less: current portion					(19,569,000)	(7,375,000)
Convertible notes payable, net of financing cost – long-term portion					$-	$9,453,000

(1)	Includes forbearance and extension fees and OID costs that are amortized to interest expense over the life of the notes.

F-39

10% OID Convertible Promissory Note

On July 18, 2024, the Company entered into a note purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Investor”) pursuant to which the Investor purchased from the Company, on July 19, 2024, in a registered direct offering, a $5.4 million 10% OID Convertible Promissory Note (the “Note”). The Note was sold to the Investor for a purchase price of $4.9 million, which included an OID of $0.5 million. The Note accrues interest at the rate of 15%. The Note matured on October 19, 2024 and is in default as of October 20, 2024. The Note is convertible into shares of Class A common stock at a conversion price of $5.80 per share.

During the year ended December 31, 2024, the Investor converted $1.2 million of the Note into 0.2 million shares of Class A common stock that had a fair value of $1.5 million at the time of conversion and the Company recognized a $0.3 million loss on extinguishment of debt.

In December 2024, the Company and the Investor entered into a forbearance agreement pursuant to which the Investor agreed to forebear through the close of business on December 31, 2024, from exercising the rights and remedies it is entitled in consideration for the Company’s agreement to issue a convertible promissory note in the amount of $0.9 million (the “Forbearance Note”).

In February 2025, the Company and the Investor entered into an amended and restated forbearance agreement pursuant to which the Investor agreed to forebear through the close of business on May 15, 2025, from exercising the rights and remedies it is entitled in consideration for the Company’s agreement to issue to the Investor an amended and restated convertible promissory note in the amount of $3.5 million (the “A&R Forbearance Note”), consisting of (i) the amount then due under the Forbearance Note of $0.9 million, (ii) a forbearance extension fee of $0.3 million and (iii) a true-up amount of $2.3 million. Subject to the approval by the NYSE and the Company’s stockholders, the A&R Forbearance Note is convertible into shares of Class A common stock at a conversion price equal to $2.00, subject to adjustment. The A&R Forbearance Note accrues interest at the rate of 18% per annum and matures on May 15, 2025.

6% Convertible Promissory Notes

On March 11, 2024, the Company entered into a note purchase agreement with two institutional investors pursuant to which the investors agreed to acquire, and the Company agreed to issue and sell in a registered direct offering to the investors an aggregate of $2.0 million convertible promissory notes, bearing interest of 6%. The convertible promissory notes were converted into shares of Class A common stock in May 2024 at a conversion price of $12.25 per share and the Company recognized a $0.7 million loss on extinguishment of debt.

ROI Gain on Extinguishment of Senior Secured Convertible Notes

During the year ended December 31, 2024, ROI converted $2.3 million of ROI senior secured convertible notes that had a fair value of $0.9 million at the time of conversion and recognized a $1.4 million gain on extinguishment of debt.

Contractual Maturities

Principal maturities of the Company’s convertible notes payable, assuming the exercise of all extensions that are exercisable solely at the Company’s option, as of December 31, 2024, were:

Year	Principal
2025	$19,569,000
$19,569,000

27. SENIOR SECURED CONVERTIBLE NOTE, RELATED PARTY

On October 13, 2023 (the “A&C Closing Date”), the Company entered into a note purchase agreement with Ault & Company, pursuant to which the Company sold to Ault & Company (i) a senior secured convertible promissory note in the principal face amount of $17.5 million (the “2023 Note”) and warrants (the “Warrants”) to purchase shares of the Company’s common stock for a total purchase price of up to $17.5 million.

The purchase price was comprised of the following: (i) cancellation of $4.6 million of cash loaned by Ault & Company to the Company since June 8, 2023 pursuant to the loan agreement; (ii) cancellation of $11.6 million of term loans made by the Company to Ault & Company in exchange for Ault & Company assuming liability for the payment of $11.6 million of secured notes; and (iii) the retirement of $1.25 million stated value of 125,000 shares of the Company’s Series B Convertible Preferred Stock (representing all shares issued and outstanding of that series) being transferred from Ault & Company to the Company.

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The 2023 Note had a principal face amount of $17.5 million and had a maturity date of October 12, 2028 (the “Maturity Date”). The 2023 Note bore interest at the rate of 10% per annum. The 2023 Note was repaid in full in December 2023 and the Company recorded a $4.2 million loss on extinguishment for the year ended December 31, 2023.

The Warrants grant Ault & Company the right to purchase 0.1 million shares of common stock. The Warrants have a five-year term, expiring on the fifth anniversary of the A&C Closing Date, and become exercisable on the first business day after the six-month anniversary of the A&C Closing Date. The exercise price of the Warrants is $160.74, which is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Company elected the fair value option and utilized a Monte-Carlo simulation at inception to value the 2023 Note. The Monte-Carlo simulation is calculated as the average present value over all simulated paths. The key inputs and assumptions used in the Monte-Carlo Simulation, including volatility, estimated market yield, risk-free rate, the probability of various scenarios, including held to maturity and subsequent preferred stock offering and various simulated paths, were utilized to estimate the fair value at $17.8 million or approximately the principal amount outstanding as of inception. The value of the 2023 Note was calculated as the average present value over 25,000 simulated paths. Given the 2023 Note was fully satisfied in connection with issuance of the Series C Preferred Stock, the Company calculated the fair value on the date of extinguishment as the total principal plus accrued interest outstanding.

The following table summarizes some of the significant inputs and assumptions used in the Monte-Carlo simulation:

2023 Note	Amounts
Principal outstanding at valuation date	$17.5 million
Volatility	80%
Interest rate	10.0%
Risk-free interest rate range	4.7% to 5.6%
Estimated yield	19.5% to 21.0%

The Company computed the fair value of the warrants using the Black-Scholes option pricing model and, as a result of this calculation, recorded debt discount in the amount of $4.2 million based on the estimated fair value of the Warrants.

In addition to a 21% discount for lack of marketability, significant inputs associated with the calculation of the fair value of the Warrants included the following:

Contractual term in years	5.0
Volatility	167.3%
Dividend yield	0%
Risk-free interest rate	4.7%

The rollforward of the 2023 Note is as follows:

2023 Note	Total
Balance as of December 31, 2022	$-
Exchange of loan agreement with Ault & Company	4,625,000
Ault & Company note from exchange of 12% demand promissory note	1,100,000
Ault & Company note from exchange of 10% demand promissory note	10,545,000
Exchange of Series B convertible preferred stock	1,250,000
Cash payments of senior secured convertible promissory note	(150,000)
Payment from issuance of Series C Preferred Stock	(17,370,000)
Balance as of December 31, 2023	$-

28. COMMITMENTS AND CONTINGENCIES

Contingencies

Litigation Matters

The Company is involved in litigation arising from other matters in the ordinary course of business. The Company is regularly subject to claims, suits, regulatory and government investigations, and other proceedings involving labor and employment, commercial disputes, and other matters. Such claims, suits, regulatory and government investigations, and other proceedings could result in fines, civil penalties, or other adverse consequences.

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Certain of these outstanding matters include speculative, substantial or indeterminate monetary amounts. The Company records a liability when it believes that it is probable that a loss has been incurred and the amount can be reasonably estimated. If the Company determines that a loss is reasonably possible and the loss or range of loss can be estimated, the Company discloses the reasonably possible loss. The Company evaluates developments in its legal matters that could affect the amount of liability that has been previously accrued, and the matters and related reasonably possible losses disclosed, and makes adjustments as appropriate. Significant judgment is required to determine both likelihood of there being and the estimated amount of a loss related to such matters.

Arena Litigation

Arena Investors, LP (ROI Litigation)

On May 30, 2024, Arena Investors, LP (“Arena”), in its capacity as collateral agent for five noteholders, filed a Complaint (the “ROI Complaint”) in the Supreme Court of the State of New York, County of New York against the Company and ROI, in action captioned Arena Investors, LP v. Ault Alliance, Inc. and RiskOn International, Inc., Index No. 652792/2024.

This litigation relates to the $4.2 million ROI senior secured convertible note disclosed in Note 26.

The ROI Complaint asserts a cause of action for breach of contract against the Company based on a Guaranty, dated April 27, 2023, and entered into, amongst others, the Company and Arena, and seeks damages in the amount of in excess of $3.75 million, plus interest, attorneys’ fees, costs, expenses, and disbursements.

The ROI Complaint also asserts a cause of action for breach of contract against ROI based on an alleged breach of that certain Security Agreement, dated April 27, 2023, and entered into among ROI and Arena. In connection with this cause of action, Arena seeks, among other things, costs and expenses from the Company and ROI.

On July 31, 2024, the Company and ROI filed a motion to dismiss seeking to partially dismiss the ROI Complaint, as against the Company, and to dismiss the ROI Compliant, in its entirety, as against ROI.

On or about January 21, 2025, the Court entered an order denying the part of the motion which sought partial dismissal of the ROI Complaint, as against Company, and granting the part of the motion which sought dismissal of the ROI Complaint, in its entirety, as against ROI.

On February 18, 2025, the Company filed an Answer to the ROI Complaint and asserted numerous affirmative defenses.

Based on the Company’s assessment of the facts underlying the claims, the uncertainty of litigation, and the preliminary stage of the case, the Company cannot reasonably estimate the potential loss or range of loss that may result from this action. Notwithstanding, the Company has recorded the unpaid portion of the notes. An unfavorable outcome may have a material adverse effect on the Company’s business, financial condition and results of operations.

Other Litigation Matters

With respect to the Company’s other outstanding matters, based on the Company’s current knowledge, the Company believes that the amount or range of reasonably possible loss will not, either individually or in aggregate, have a material adverse effect on the Company’s business, consolidated financial position, results of operations, or cash flows. However, the outcome of such matters is inherently unpredictable and subject to significant uncertainties.

The Company had accrued loss contingencies related to litigation matters of $2.3 million as of December 31, 2024 and 2023.

29. STOCKHOLDERS’ EQUITY

Class A Common Stock

Class A common stock confers upon the holders the rights to receive notice to participate and vote at any meeting of stockholders of the Company, to receive dividends, if and when declared, and to participate in a distribution of surplus of assets upon liquidation of the Company.

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Class B Common Stock

The Class B common stock is identical to the Class A common stock, with the exception that each share thereof carries 10 times the voting power of a share of Class A common stock. The Class B common stock is convertible at any time into Class A common stock on a one-for-one basis.

Distribution of Class B Common Stock to Class A Common and Series C Preferred Stockholders

On November 15, 2024, the Company announced the distribution of 5.0 million shares of its Class B common stock to all holders of its Class A common stock and Series C Convertible Preferred Stock on an as-converted basis. The record date for this dividend was November 29, 2024, and the payment date was December 16, 2024.

Preferred Stock

Preferred stock as of December 31, 2024 consisted of the following:

	Par Value Per Share	Stated Value Per Share	Shares Authorized	Liquidation Preference	Shares Issued and Outstanding at December 31, 2024
Series A Convertible Preferred Stock	$0.001	$25	1,000,000	$176,000	7,040
Series C Convertible Preferred Stock	$0.001	$1,000	75,000	50,000,000	50,000
Series D Cumulative Redeemable Perpetual Preferred Stock	$0.001	$25	2,000,000	8,096,000	323,835
Series E Redeemable Perpetual Preferred Stock	$0.001	$25	2,500,000	16,250,000	649,998
Series F Exchangeable Preferred Stock	$0.001	$1,000	1,000,000	999,000	998,577
Series G Convertible Preferred Stock	$0.001	$1,000	25,000	-	-
Unallocated			18,400,000
Total			25,000,000	$75,521,000	2,029,450

Preferred stock as of December 31, 2023 consisted of the following:

	Par Value Per Share	Stated Value Per Share	Shares Authorized	Liquidation Preference	Shares Issued and Outstanding at December 31, 2023
Series A Convertible Preferred Stock	$0.001	$25	1,000,000	$176,000	7,040
Series C Convertible Preferred Stock	$0.001	$1,000	75,000	41,500,000	41,500
Series D Cumulative Redeemable Perpetual Preferred Stock	$0.001	$25	2,000,000	10,630,000	425,197
Unallocated			21,925,000
Total			25,000,000	$52,306,000	473,737

The Company is authorized to issue 25.0 million shares of preferred stock, $0.001 par value. As of December 31, 2024, the rights, preferences, privileges and restrictions on the remaining authorized 18.4 million shares of preferred stock have not been determined. The Board is authorized to designate a new series of preferred shares and determine the number of shares, as well as the rights, preferences, privileges and restrictions granted to or imposed upon any series of preferred shares.

10.00% Series E Cumulative Redeemable Perpetual Preferred Stock (the “Series E Preferred Stock”)

On November 11, 2024 the Company filed a Certificate of Designation, Rights and Preferences (the “Certificate of Designation”) with the Secretary of State of the State of Delaware to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Company’s Series E Preferred Stock. The following is a summary description of those terms and the general effect of the issuance of the shares of Series E Preferred Stock on the Company’s other classes of registered securities.

The Series E Preferred Stock will, as to dividend rights and rights as to the distribution of assets upon the Company’s liquidation, dissolution or winding-up, rank: (1) senior to all classes or series of Common Stock and to all other equity securities issued by the Company other than equity securities referred to in clauses (2) and (3); (2) on parity with any future class or series of the Company’s equity securities expressly designated as ranking on parity with the Series E Preferred Stock, (3) junior to the Company’s Series A Cumulative Redeemable Perpetual Preferred Stock and its Series C Convertible Preferred Stock; and all equity securities issued by the Company expressly designated as ranking senior to the Series E Preferred Stock; and (4) junior to all the Company’s existing and future indebtedness.

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To the extent the shares of Series E Preferred Stock are issued, the Company will pay cumulative cash dividends on the Series E Preferred Stock when, as and if declared by its board of directors (or a duly authorized committee of its board of directors), only out of funds legally available for payment of dividends. Dividends on the Series E Preferred Stock will accrue on the stated amount of $25.00 per share of the Series E Preferred Stock at a rate per annum equal to 10.00% (equivalent to $3.00 per year), payable monthly in arrears.

The Series E Preferred Stock is redeemable by the Company. Holders of shares of the Series E Preferred Stock generally will have no voting rights, except as required by law and as provided in the Certificate of Designation. Voting rights for holders of the Series E Preferred Stock exist primarily with respect to material and adverse changes in the terms of the Series E Preferred Stock and the creation of additional classes or series of preferred stock that rank senior to the Series E Preferred Stock.

Distribution of Series E Preferred Stock to Class A Common and Series C Preferred Stockholders

On November 13, 2024, the Company announced the distribution of 0.7 million shares of its Series E Preferred Stock, a $16.3 million stated value, to holders of Class A common stock and Series C preferred stock on an as-converted basis. The record date for this dividend was November 26, 2024, and the payment date was December 9, 2024.

Series F Preferred Stock

On November 22, 2024, the Company filed a Certificate of Designation, Rights and Preferences with the Secretary of State of the State of Delaware to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Company’s Series F Exchangeable Preferred Stock (the “Series F Preferred Stock”). The following is a summary description of those terms and the general effect of the issuance of the shares of Series F Preferred Stock on the Company’s other classes of registered securities.

There are 1.0 million shares of the Series F Preferred Stock designated.

Each share of Series F Preferred Stock is exchangeable, at the option of its holder, into (i) 10 shares of Class A Common Stock of Ault Capital Group, Inc., a Nevada corporation and currently a wholly owned subsidiary of the Company (“ACG”) and (ii) five shares of Class B Common Stock of ACG at any time beginning on the later of (i) one year after issuance of the Series F Preferred Stock and (ii) the date of the registration under the Securities Act of all of the shares of Ault Class A Common Stock and Ault Class B Common Stock issuable upon the Exchange of the Series F Preferred Stock.

The Series F Preferred Stock will, as to rights as to the distribution of assets upon the Company’s liquidation, dissolution or winding-up, rank: (1) senior to all classes or series of Common Stock and to all other equity securities issued by the Company other than equity securities referred to in clauses (2) and (3); (2) on parity with any future class or series of the Company’s equity securities expressly designated as ranking on parity with the Series F Preferred Stock, (3) junior to the Company’s Series A Cumulative Redeemable Perpetual Preferred Stock, Series C Convertible Preferred Stock, Series D Preferred Stock and Series E Cumulative Redeemable Perpetual Preferred Stock; and all equity securities issued by the Company expressly designated as ranking senior to the Series F Preferred Stock; and (4) junior to all the Company’s existing and future indebtedness.

Distribution of Series F Preferred Stock to Class A Common and Series C Preferred Stockholders

On November 26, 2024, the Company announced the distribution of 1.0 million shares of its Series F Exchangeable Preferred Stock to holders of its Class A Common Stock and Series C Convertible Preferred Stock. The record date for this dividend was December 13, 2024, and the payment date was December 23, 2024.

Series G Convertible Preferred Stock

On December 21, 2024, the Company filed a Certificate of Designation (the “Series G Certificate of Designation”), which was amended on February 5, 2025, with the Secretary of State of Delaware to establish the rights and preferences of the Series G Convertible Preferred Stock (the “Series G Preferred Stock”). Each share has a stated value of $1,000.00 and is convertible into shares of Class A common stock at a conversion price equal to the greater of (i) $0.10 per share or (ii) the lesser of (A) $6.74 or (B) 105% of the volume weighted average price for the ten trading days prior to conversion. The conversion price is subject to adjustments for certain dilutive events.

Holders of Series G Preferred Stock vote with common stockholders on an as-converted basis, subject to a voting floor price of $6.244 (as amended from $5.38). The stock ranks senior to Series A, D, E, and F Preferred Stock in liquidation but is on parity with Series C Preferred Stock.

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Series G Preferred Stock stockholders receive cumulative cash dividends at an annual rate of 9.5% ($95.00 per share), payable monthly. For the first two years, the Company may elect to pay dividends in Class A common stock at the conversion price. If dividends are in arrears, the rate increases to 12% per annum, payable in cash, additional Series G Preferred Stock, or, if applicable, freely tradeable Class A common stock.

In the event of liquidation, holders receive the stated value before distributions to junior classes. A change of control is treated as a liquidation event.

Series G Preferred Stock Sales Agreement with Ault & Company

On December 21, 2024, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Ault & Company pursuant to which the Company agreed to sell to Ault & Company up to 25,000 shares of Series G Preferred Stock and warrants (the “Series G Warrants”) to purchase shares of Class A common stock for a total purchase price of up to $25.0 million. There were no sales under the Agreement during the year ended December 31, 2024.

At closing, the Company will issue the Purchaser the Series G Warrants, which grant Ault & Company the right to purchase a specified number of shares of Class A common stock (the “Warrant Shares”). The exercise price of the Series G Warrants is $5.92 (the “Exercise Price”) and the number of Warrant Shares is 4.2 million, which is the figure derived by dividing the actual investment amount by the Exercise Price. The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events.

The Series G Warrants have a five-year term, expiring on the fifth anniversary of issuance, and become exercisable on the first business day after the six-month anniversary of issuance.

Between January and April 2025, the Company sold to Ault & Company an aggregate of 960 shares of Series G Convertible Preferred Stock and Series G Warrants to purchase 0.2 million shares of Class A common stock, for a purchase price of $1.0 million.

Series C Convertible Preferred Stock

On December 14, 2023, pursuant to the securities purchase agreement the Company entered into with Ault & Company, dated as of November 6, 2023, the Company sold to Ault & Company, in three separate closings that occurred on the closing date, an aggregate of 41,500 shares of Series C Preferred Stock and warrants (the “Series C Warrants”) to purchase 0.4 million shares of Class A common stock, for a total purchase price of $41.5 million.

The proceeds from the sale of Series C Preferred Stock were used in part to pay $17.5 million to satisfy the outstanding balance on the outstanding senior secured convertible promissory note with Ault & Company. The senior secured convertible promissory note with Ault & Company had an unamortized debt discount of $4.2 million outstanding, which was recorded as a loss on extinguishment of debt.

In addition, the Company paid $20.4 million to pay the $20.2 million outstanding balance of the 8% senior secured promissory notes, plus $0.2 million accrued interest payable. The 8% senior secured promissory notes had an unamortized debt discount of $3.2 million outstanding, which was recorded as a loss on extinguishment of debt.

On December 14, 2023, the Company, along with its wholly owned subsidiaries Sentinum, Third Avenue, ACS, BNI Montana, Ault Lending, Ault Aviation, LLC (“Ault Aviation”) and AGREE (collectively with the Company, Sentinum, Third Avenue, ACS, BNI Montana, Ault Lending and Ault Aviation, the “Guarantors”) entered into a Loan and Guaranty Agreement (the “Loan Agreement”) with institutional lenders, pursuant to which Ault & Company borrowed $36 million and issued secured promissory notes to the lenders in the aggregate amount of $38.9 million (collectively, the “Secured Notes”; and the transaction, the “Loan”).

Pursuant to the Loan Agreement, the Guarantors, as well as Milton C. Ault, III, the Company’s Executive Chairman and the Chief Executive Officer of Ault & Company, agreed to act as guarantors for repayment of the Secured Notes. In addition, certain Guarantors entered into various agreements as collateral in support of the guarantee of the Secured Notes, including (i) a security agreement by Sentinum, pursuant to which Sentinum granted to the Lenders a security interest in (a) 19,226 Antminers (the “Miners”), (b) all of the digital currency mined or otherwise generated from the Miners and (c) the membership interests of ACS, (ii) a security agreement by the Company, Ault Lending, BNI Montana and AGREE, pursuant to which those entities granted to the lenders a security interest in substantially all of their assets, as well as a pledge of equity interests in Ault Aviation, AGREE, Sentinum, Third Avenue, Ault Energy, LLC, the Company’s wholly owned subsidiary, Ault Disruptive, Eco Pack Technologies, Inc., the Company’s wholly owned subsidiary, and Circle 8 Holdco, (iii) a mortgage and security agreement by Third Avenue on the Florida Property, (iv) a future advance mortgage by ACS on the real estate property owned by ACS in Dowagiac, Michigan (the “Michigan Property”), (v) an aircraft mortgage and security agreement by Ault Aviation on a private aircraft owned by Ault Aviation (the “Aircraft”), and (vi) deposit account control agreements over certain bank accounts held by certain of the Company’s subsidiaries.

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In addition, pursuant to the Loan Agreement, the Company agreed to establish a segregated deposit account (the “Segregated Account”), which would be used as a further guarantee of repayment of the Secured Notes. $3.5 million of cash was paid into the Segregated Account on the closing date. The Company was required to have the minimum balance in the Segregated Account be not less than $7 million, $15 million, $20 million and $27.5 million on the four-month, nine-month, one-year and two-year anniversaries of the closing date, respectively. In addition, starting on March 31, 2024, the Company was required to deposit $0.3 million monthly into the Segregated Account, which increased to $0.4 million monthly starting March 31, 2025. Further, the Company agreed to deposit into the Segregated Account, (i) up to the first $7 million of net proceeds, if any, from the sale of the Hilton Garden Inn in Madison West, the Residence Inn in Madison West, the Courtyard in Madison West, and the Hilton Garden Inn in Rockford; (ii) 50% of cash dividends (on a per dividend basis) received from Circle 8 on or after June 30, 2024; (iii) 30% of the net proceeds from any bond offerings the Company conducts, which shall not exceed $9 million in the aggregate; and (iv) 25% of the net proceeds from cash flows, collections and revenues from loans or other investments made by Ault Lending (including but not limited to sales of loans or investments, dividends, interest payments and amortization payments), which shall not exceed $5 million in the aggregate. In addition, if the Company decides to sell certain assets, the Company further agreed to deposit funds into the Segregated Account from the sale of those assets, including, (i) $15 million from the sale of the Florida Property, (ii) $11 million from the sale of the Aircraft, (iii) $17 million from the sale of the Michigan Property, (iv) $350 per Miner, subject to a de minimis threshold of $1 million, and (v) $10 million from the sale of Circle 8.

Pursuant to the Company’s financial guarantee obligations noted above, the Company recorded a guarantee liability of $38.9 million using the practical expedient to fair value as set forth in ASC 460-10-30-2(a) and recorded an expense of $35.4 million (the amount of the guarantee liability, less the $3.5 million restricted cash in the Segregated Account) within other income (expense) on the consolidated statement of operations and comprehensive loss for the year ended December 31, 2023.

The guarantee written by the Company represents a variable interest in Ault & Company. Ault & Company, founded in 2015, is a private holding company focused on acquiring undervalued assets and disruptive technologies within the commercial, defense, aerospace, industrial, hospitality, technology and real estate sectors. Mr. Ault is the Founder and Executive Chairman of its Board of Directors. Ault & Company has demonstrated its ability to raise capital independently, on a limited basis, however given the nature of its strategic investment policy, there is no requirement for it to raise additional capital until and unless a strategic opportunity presents itself that requires additional capital. The nature and amount of the financing that the Company guaranteed indicates that Ault & Company’s lender required the Company’s collateral and support to close the December 2023 financing.

The accounting guidance requires the Company to perform an analysis to determine whether its variable interest gives it a controlling financial interest in Ault & Company. The Company performed a VIE analysis and determined that given the control structure and ownership of Ault & Company that the Company would not be able to remove the key operating decision maker, Mr. Ault, from his leadership role at Ault & Company and therefore the Company does not meet the power criterion to be considered the primary beneficiary of Ault & Company.

During the year ended December 31, 2024, the Company sold to Ault & Company an aggregate of 8,500 shares of Series C Preferred Stock and Warrants to purchase 0.1 million shares of Class A common stock, for a total purchase price of $8.5 million, respectively.

Amendments to Loan and Guarantee Agreement

On September 17, 2024, the loan and guarantee agreement, dated as of December 14, 2023, as amended, pursuant to which the Company has guaranteed financial obligations of Ault & Company borrowings, was amended regarding the Company’s obligations to fund the restricted cash Segregated Account.

The Company agreed to deposit in the Segregated Account: (i) $0.4 million monthly commencing on September 30, 2024 and ending on February 28, 2025; and (ii) $0.5 million monthly commencing on March 31, 2025 and ending on the earlier of the term loan maturity date, prepayment of the term loan in full or the date on which the balance of the Segregated Account exceeds 110% of the outstanding balance of the term loan. As of December 31, 2024, the Company had deposited $18.4 million in the Segregated Account.

On March 7, 2025 the loan and guarantee agreement, dated as of December 14, 2023, as amended, pursuant to which the Company has guaranteed financial obligations of Ault & Company borrowings, was further amended regarding the Company’s obligations to fund the restricted cash Segregated Account.

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Pursuant to the March 7, 2025 amendment, the Company agreed to deposit in the Segregated Account: (i) $0.2 million monthly commencing on April 11, 2025 and ending on June 11, 2025; and (ii) $0.4 million monthly commencing on July 11, 2025 and ending on the earlier of the term loan maturity date, prepayment of the term loan in full or the date on which the balance of the Segregated Account exceeds 110% of the outstanding balance of the term loan.

Common ATM Offering

During the year ended December 31, 2024, the Company sold an aggregate of 0.7 million shares of Class A common stock pursuant to the At-The-Market issuance sales agreement, as amended, entered into with Ascendiant Capital Markets, LLC in 2023 (the “2023 Common ATM Offering”) for gross proceeds of $14.6 million.

ELOC Purchase Agreement

On June 20, 2024, the Company entered into a purchase agreement, as amended on November 1, 2024 (the “ELOC Purchase Agreement”) with Orion Equity Partners, LLC (“Orion”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, the Company has the right to direct Orion to purchase up to an aggregate of $37.5 million of shares of Series D Preferred Stock over the 36-month term of the ELOC Purchase Agreement at a purchase price equal to 94.5% of the average closing stock price during the seven consecutive trading days immediately preceding a given purchase date.

The ELOC Purchase Agreement may be terminated by the Company at any time after commencement, at its discretion, provided that at the time of termination, the Company does not have any outstanding amounts owed to the Lenders, who are affiliates of Orion, pursuant to the Credit Agreement.

During the year ended December 31, 2024, there were no purchases under the ELOC Purchase Agreement.

30. INCOME TAXES

The following is a geographical breakdown of income/loss from continuing operations before the provision for income tax, for the years ended December 31, 2024 and 2023:

	2024	2023
Pre-tax loss
U.S. Federal	$(58,979,000)	$(240,483,000)
Foreign	(2,724,000)	(83,000)
Total	$(61,703,000)	$(240,566,000)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and income tax purposes. Significant components of the Company’s deferred tax assets are as follows:

	2024	2023
Deferred tax asset:
Allowance for doubtful accounts	$502,000	$314,000
Unrealized losses	14,603,000	13,172,000
Obsolete inventory	-	351,000
Stock compensation	4,192,000	13,383,000
Other carryforwards	-	-
Net operating loss carryforwards	55,001,000	86,565,000
Lease liability	790,000	770,000
Impairment	32,626,000	29,701,000
Accrued expenses	1,823,000	2,228,000
Interest expense	16,293,000	14,713,000
Outside basis difference	3,325,000	9,308,000
Intangible assets, net	9,000	50,000
Other	1,563,000	1,356,000
Total deferred tax asset	130,727,000	171,911,000

Deferred tax liability:
Right-of-use assets	(734,000)	(678,000)
Fixed assets, net	(15,514,000)	(15,226,000)
Total deferred income tax liabilities	(16,248,000)	(15,904,000)

Net deferred income tax assets	114,479,000	156,007,000
Valuation allowance	$(114,479,000)	$(156,007,000)
Deferred tax asset (liability), net	$-	$-

F-47

At December 31, 2024, the Company had federal net operating loss carryforwards (“NOLs”) for income tax purposes of approximately $191.9 million related to the years after December 31, 2017 that do not have an expiration under current tax law and $8.2 million related to the years before January 1, 2018 subject to expiration after application of limitation set forth in Section 382 of the Internal Revenue Code (“§382”). The Company had state NOLs for income tax purposes of approximately $238.2 million as of December 31, 2024. The state NOLs may be used to offset future taxable income and will begin to expire in 2029, unless previously utilized. In accordance with §382, future utilization of the Company’s NOLs is subject to an annual limitation as a result of ownership changes that occurred previously. The Company also maintains NOLs in various foreign jurisdictions.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not some portion or all deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all positive and negative evidence, including the Company’s generation of NOLs in current and prior periods, there is substantial doubt regarding the Company’s ability to utilize its deferred tax assets, therefore, the Company recorded a full valuation allowance. For the year ended December 31, 2024, the valuation allowance decreased by $41.5 million.

The net income tax provision (benefit) on continuing operations consisted of the following:

	2024	2023
Current
U.S. Federal	$51,000	$424,000
U.S. State	5,000	(103,000)
Foreign	-	-
Total current provision	56,000	321,000
Deferred
U.S. Federal	-	-
U.S. State	-	27,000
Foreign	-	-
Total deferred provision	-	27,000
Total provision for income taxes	$56,000	$348,000

The Company’s effective tax rates were (0.1)% and (0.1)% for the years ended December 31, 2024 and 2023, respectively. During the year ended December 31, 2024, the effective tax rate differed from the U.S. federal statutory rate primarily due to the change in valuation allowance. The reconciliation of income tax attributable to operations computed at U.S. Federal statutory income tax rates of 21% to income tax expense is as follows:

	2024	2023
Expected federal income tax benefit	21.0%	21.0%
State taxes net of federal benefit	8.2%	-1.5%
Effect of change in valuation allowance	79.6%	-19.1%
Permanent differences	2.6%	1.4%
Goodwill impairment	-	-2.2%
IRC Section 162(m) compensation limitation	-	0.0%
Excess tax benefit - windfall/(shortfall)	-	-0.3%
Deconsolidation adjustments	-110.5%	-
Foreign rate differential	0.1%	-
Other	-1.1%	0.5%
Income tax benefit	-0.1%	-0.1%

F-48

The Company accounts for uncertain tax positions in accordance with ASC 740-10-25. ASC 740-10-25 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC 740-10-25, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. To the extent that the final tax outcome of these matters is different than the amount recorded, such differences impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense. ASC 740-10-25 also requires management to evaluate tax positions taken by the Company and recognize a liability if the Company has taken uncertain tax positions that more likely than not would not be sustained upon examination by applicable taxing authorities. Management of the Company has evaluated tax positions taken by the Company and has concluded that as of December 31, 2024 and 2023, there are no uncertain tax positions taken, or expected to be taken, that would require recognition of a liability that would require disclosure in the financial statements.

In general, the Company’s statute of limitations remains open for various taxable years, in various U.S. federal, U.S. state and foreign jurisdictions. However, if and when the Company claims net operating loss carryforwards against future taxable income, those losses may be examined by taxing authorities. The Company will perform an analysis to determine the effect, if any, of these loss limitations rules on the NOL carryforward balances. Earnings in all foreign jurisdictions are permanently reinvested.

31. NET LOSS PER SHARE

Net loss per share is computed by dividing the net loss to common stockholders by the weighted average number of Class A common shares outstanding. The calculation of the basic and diluted earnings per share is the same for all periods presented, as the effect of the potential common stock equivalents is anti-dilutive due to the Company’s net loss position for all periods presented. Anti-dilutive securities, which are convertible into or exercisable for Class A common stock, consisted of the following at December 31, 2024 and 2023:

	December 31,
	2024	2023
Convertible preferred stock	9,142,000	9,000
Class B common stock	4,999,000	-
Convertible notes	882,000	2,000
Warrants	477,000	16,000
Total	15,500,000	27,000

F-49

32. SEGMENT AND CUSTOMERS INFORMATION

The Company had the following reportable segments as of December 31, 2024 and 2023; see Note 1 for a brief description of the Company’s business. The Company’s Chief Operating Decision Maker (“CODM”) is its Executive Chairman, Mr. Ault. The performance measure of the Company’s reportable segments is primarily income or (loss) from operations. Income or (loss) from operations for each segment includes all revenues, cost of revenues, gross profit and other operating expenses directly attributable to the segment. The CODM is also provided with key non-cash expenses by segment, including depreciation and amortization, impairment of property and equipment and impairment of goodwill and intangible assets. These financial metrics are used for evaluating the performance of each segment and making decisions about allocating capital and other resources to each segment.

The “Holding Co.” column includes financial results that are not allocated to a specific reportable segment but are primarily generated within the holding company entity.

The following data presents the revenues, expenditures and other operating data of the Company and its operating segments for the year ended December 31, 2024:

	TurnOnGreen	Fintech	Sentinum	AGREE	Energy	ROI	Holding Co.	Total
Revenue	$4,913,000	$-	$-	$-	$116,000	$253,000	$2,523,000	$7,805,000
Revenue, crypto assets mining	-	-	30,598,000	-	-	-	-	30,598,000
Revenue, hotel and real estate operations	-	-	876,000	18,015,000	-	-	-	18,891,000
Revenue, crane operations	-	-	-	-	47,475,000	-	-	47,475,000
Revenue, lending and trading activities	-	1,893,000	-	-	-	-	-	1,893,000
Total revenue	4,913,000	1,893,000	31,474,000	18,015,000	47,591,000	253,000	2,523,000	106,662,000
Cost of revenue	2,647,000	(1,205,000)	34,338,000	12,928,000	31,411,000	1,086,000	1,240,000	82,445,000
Gross profit (loss)	2,266,000	3,098,000	(2,864,000)	5,087,000	16,180,000	(833,000)	1,283,000	24,217,000
Operating expenses
Research and development	1,008,000	-	-	-	-	10,003,000	-	11,011,000
Selling and marketing	1,293,000	-	-	-	-	12,726,000	-	14,019,000
General and administrative	4,038,000	(5,556,000)	(746,000)	4,830,000	16,267,000	-	16,412,000	35,245,000
Impairment of property and equipment	-	-	10,500,000	8,946,000	-	-	-	19,446,000
Impairment of goodwill and intangible assets	-	-	-	-	1,500,000	-	-	1,500,000
Total operating expenses	6,339,000	(5,556,000)	9,754,000	13,776,000	17,767,000	22,729,000	16,412,000	81,221,000
(Loss) income from operations	$(4,073,000)	$8,654,000	$(12,618,000)	$(8,689,000)	$(1,587,000)	$(23,562,000)	$(15,129,000)	(57,004,000)
Other income (expense):
Interest and other income								2,236,000
Interest expense								(19,671,000)
Gain on conversion of investment in equity securities to marketable equity securities								17,900,000
Gain on extinguishment of debt								2,981,000
Loss from investment in unconsolidated entity								(1,958,000)
Impairment of equity securities								(6,266,000)
Gain on the sale of fixed assets								79,000
Total other expense, net								(4,699,000)
Loss before income taxes								$(61,703,000)

Depreciation and amortization expense	$98,000	$-	$14,879,000	$2,735,000	$4,641,000	$74,000	$2,010,000	$24,437,000

Interest expense	$-	$(97,000)	$(125,000)	$(6,039,000)	$(2,808,000)	$(3,879,000)	$(6,723,000)	$(19,671,000)

Capital expenditures for the year ended December 31, 2024	$53,000	$-	$1,697,000	$797,000	$2,023,000	$157,000	$101,000	$4,828,000

Segment identifiable assets as of December 31, 2024	$3,050,000	$6,676,000	$35,260,000	$69,130,000	$45,524,000	$1,130,000	$59,701,000	$220,471,000

F-50

Segment information for the year ended December 31, 2023:

	TurnOnGreen	Fintech	Sentinum	SMC	AGREE	Energy	ROI	Holding Co.	Total
Revenue	$4,201,000	$-	$-	$31,557,000	$-	$899,000	$305,000	$-	$36,962,000
Revenue, crypto assets mining	-	-	33,107,000	-	-	-	-	-	33,107,000
Revenue, hotel and real estate operations	-	-	1,416,000	-	16,161,000	-	-	-	17,577,000
Revenue, crane operations	-	-	-	-	-	49,198,000	-	-	49,198,000
Revenue, lending and trading activities	-	(1,998,000)	-	-	-	-	-	-	(1,998,000)
Total revenue	4,201,000	(1,998,000)	34,523,000	31,557,000	16,161,000	50,097,000	305,000	-	134,846,000
Cost of revenue	3,306,000	1,180,000	36,446,000	23,971,000	12,300,000	30,686,000	2,173,000	-	110,062,000
Gross profit (loss)	895,000	(3,178,000)	(1,923,000)	7,586,000	3,861,000	19,411,000	(1,868,000)	-	24,784,000
Operating expenses
Research and development	418,000	-	-	-	-	-	4,000,000	-	4,418,000
Selling and marketing	1,446,000	-	-	3,345,000	-	-	26,862,000	-	31,653,000
General and administrative	3,412,000	238,000	171,000	11,213,000	3,383,000	13,857,000	7,487,000	28,439,000	68,200,000
Impairment of property and equipment	-	-	-	-	8,284,000	14,025,000	4,136,000	-	26,445,000
Impairment of goodwill and intangible assets	-	-	-	-	-	42,880,000	-	-	42,880,000
Impairment of mined crypto assets	-	-	489,000	-	-	-	-	-	489,000
Total operating expenses	5,276,000	238,000	660,000	14,558,000	11,667,000	70,762,000	42,485,000	28,439,000	174,085,000
Loss from operations	$(4,381,000)	$(3,416,000)	$(2,583,000)	$(6,972,000)	$(7,806,000)	$(51,351,000)	$(44,353,000)	$(28,439,000)	(149,301,000)
Other income (expense):
Interest and other income									4,444,000
Interest expense									(44,314,000)
Other expense, guarantee									(35,400,000)
Loss on extinguishment of debt									(7,322,000)
Loss on extinguishment of debt, related party									(4,164,000)
Loss from investment in unconsolidated entity									(302,000)
Loss on deconsolidation of subsidiary									(3,040,000)
Impairment of equity securities									(9,555,000)
Change in fair value of warrant liability									6,319,000
Gain on the sale of fixed assets									2,069,000
Total other expense, net									(91,265,000)
Loss before income taxes									$(240,566,000)

Depreciation and amortization expense	$93,000	$-	$18,295,000	$884,000	$2,074,000	$4,377,000	$173,000	$2,056,000	$27,952,000

Interest expense	$124,000	$-	$221,000	$338,000	$7,898,000	$2,344,000	$4,383,000	$29,006,000	$44,314,000

Capital expenditures for the year ended December 31, 2023	$145,000	$-	$2,019,000	$383,000	$6,347,000	$3,603,000	$479,000	$1,766,000	$14,742,000

Segment identifiable assets as of December 31, 2023	$4,717,000	$17,027,000	$59,903,000	$-	$90,991,000	$51,254,000	$9,920,000	$32,716,000	$266,528,000
Assets of discontinued operations									32,367,000
Total identifiable assets as of December 31, 2023									$298,895,000

33. CONCENTRATIONS OF CREDIT AND REVENUE RISK

Significant customers are those that represent more than 10% of the Company’s total revenue or accounts receivable balances for the periods and as of each balance sheet date presented. For each significant customer, revenue as a percentage of total revenue and gross accounts receivable as a percentage of total gross accounts receivable as of the periods presented were as follows:

	Accounts Receivable		Revenue
	December 31,	December 31,	For the Year Ended December 31,
	2024	2023	2024	2023
Customer A	*	*	23%	13%
Customer B	19%	17%	*	*
Customer C	10%	13%	*	*

*	less than 10%

34. SUBSEQUENT EVENTS

Issuances of Series D Preferred Stock

From January 1, 2025 through April 14, 2025, the Company issued a total of 135,957 shares of its Series D preferred stock for the settlement of ELOC advances totaling $2.0 million.

F-51

OID Only Term Note

On January 14, 2025, the Company entered into a term note agreement with institutional investors for $2.5 million. The term note was issued at a discount, with net proceeds to the Company of $2.2 million. The term note does not accrue any interest. The term note was scheduled to mature on March 1, 2025. The term note is guaranteed by Mr. Ault.

15% Promissory Note

On March 7, 2025, the Company entered into a promissory note agreement with an institutional investor with a principal amount of $0.5 million and an interest rate of 15%. The maturity date of the promissory note is December 7, 2025. Mr. Ault entered into a personal guaranty agreement for the benefit of the investor.

March 2025 Convertible Promissory Note

On March 21, 2025 the Company entered into an exchange agreement with SJC Lending, LLC, a Delaware limited liability company (“SJC”), pursuant to which the Company issued to SJC a convertible promissory note in the principal face amount of $4.9 million (the “Note”) in exchange for the cancellation of the following notes the Company issued to Steve J. Caspi, the sole member of SJC, who transferred such notes to SJC, (i) a term note issued on January 14, 2025 in the principal face amount of $2.5 million, (ii) a promissory note issued on March 7, 2025 in the principal face amount of $0.5 million, (iii) a promissory note issued on March 12, 2025 in the principal face amount of $1.5 million and (iv) a promissory note issued on March 13, 2025 in the principal face amount of $0.3 million.

The Note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the Note) occurs, at which time the Note would accrue interest at 18% per annum. The Note will mature on December 31, 2025. The Note is convertible into shares of Class A common stock at any time after NYSE American (“NYSE”) approval of the Supplemental Listing Application (the “SLAP”) at a conversion price equal to the greater of (i) $0.40 per share (the “Floor Price”), which Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) the lesser of 75% of the VWAP (as defined in the Note) of the Class A common stock during the five trading days immediately prior to (A) the date of issuance of the Note or (B) the date of conversion into shares of Class A common stock, but not greater than $10.00 per share (the “Maximum Price”), which Maximum Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

Amendment to Securities Purchase Agreement

On March 30, 2025, the Company entered into an amendment to the (i) November 2023 Securities Purchase Agreement (the “SPA”) with Ault & Company and (ii) the related Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Preferred Stock, to (A) eliminate the ability of the purchaser to satisfy the purchase price for the securities through the surrender of a portion of the outstanding note, thereby requiring that all future closings under the SPA be funded solely in cash, and (B) extend the outside date by which the final closing may occur to March 31, 2025, subject to the purchaser’s right to further extend such date for an additional ninety (90) days.

April 2025 Convertible Promissory Note

On April 1, 2025, the Company issued to an institutional investor, a convertible promissory note in the principal face amount of $1.7 million (the “April 2025 Note”) in consideration for an advance of $1.5 million previously made by the investor to the Company (the “Transaction”). The April 2025 Note has a principal face amount of $1.7 million and was issued with an OID of 10%. The April 2025 Note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the April 2025 Note) occurs, at which time the April 2025 Note would accrue interest at 18% per annum. The April 2025 Note will mature on September 30, 2025. The April 2025 Note is convertible into shares of the Company’s class A common stock at any time after NYSE approval of the SLAP at a conversion price equal to the greater of (i) $0.40 per share, which shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions and (ii) the lesser of 75% of the VWAP (as defined in the April 2025 Note) of the Class A common stock during the five trading days immediately prior to the closing date or the date of conversion.

Series B Convertible Preferred Stock Securities Purchase Agreement

On March 31, 2025 (the “Execution Date”), the Company entered into a Securities Purchase Agreement (the “Series B Agreement”) with SJC, pursuant to which the Company agreed to sell to SJC up to 50,000 shares of Series B convertible preferred stock (the “Series B Convertible Preferred Stock”), which are convertible into the Company’s Class A common stock for a total purchase price of up to $50.0 million (the “Preferred Transaction”).

F-52

The consummation of the transactions contemplated by the Series B Agreement, specifically the conversion of the Series G Convertible Preferred Stock in an aggregate number in excess of 19.99% on the execution date of the Series B Agreement, are subject to various customary closing conditions as well as regulatory and stockholder approval.

The Series B Agreement contains customary termination provisions for the Purchaser under certain circumstances, and the Series B Agreement shall automatically terminate if the closing has not occurred prior to June 30, 2025, though such date may be extended by SJC as set forth in the Series B Agreement. The Series B Agreement provides that the Financing may be conducted through up to 49 closings.

The material terms of the Series B Agreement and the Series B Convertible Preferred Stock are summarized below.

Description of the Series B Agreement

Holders of the Series B Preferred Stock are entitled to written notice of stockholder meetings or written consents, along with related materials and information, in accordance with the Company’s Bylaws and the Delaware General Corporation Law.

The Series B Agreement provides that the Preferred Transaction shall be conducted through 49 separate Tranche Closings, provided, however, that the Investor has the ability, exercisable in its sole discretion, to purchase any number of shares of Series B Preferred Stock prior to the dates of the Tranche Closings provided for in the Series B Agreement. Pursuant to the Series B Agreement, the initial Tranche Closing, which will close promptly after SJC has converted out of certain convertible notes that it holds, will consist of the sale and issuance to SJC of 2,000 shares of Series B Preferred Stock for an aggregate of $2.0 million (the “Initial Tranche Closing”).

Pursuant to the Series B Agreement, SJC, provided certain closing conditions have been met, including that all underlying shares of Class A Comon Stock shall have been registered for resale under the Securities Act of 1933, as amended (the “Securities Act”), shall purchase up to 4,800 shares of Series B Preferred Stock on a monthly basis, with SJC being required to purchase 1,000 shares per month (each, a “Subsequent Tranche Closing”) until all shares of Series B Preferred Stock have been issued and sold to SJC.

Commencing on the Execution Date and continuing for a period of 90 days thereafter, neither the Company nor any subsidiary thereof shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or instruments convertible into, exercisable or exchangeable for such shares of Class A common stock, with certain exceptions.

Additionally, commencing on the Execution Date and continuing for a period of one year thereafter, the Company shall be prohibited from entering into a variable rate transaction.

From the Execution Date and continuing until the date that is two years therefrom, SJC shall have a right of first refusal with respect to any investment proposed to be made by any individual or entity for each and every future public or private equity offering, including a debt instrument convertible into equity of the Company during such period.

Description of the Series B Preferred Stock

Conversion Rights

Each share of Series B Preferred Stock has a stated value of $1,000 and is convertible into shares of Class A common stock (the “Conversion Shares”) at a at a conversion price equal the lesser of a 25% discount to the Company’s Volume Weighted Average Price during the five trading days immediately prior to (A) the Execution Date or (B) the date of conversion into shares of Class A common stock, but not greater than $10 per share (the “Maximum Price”), which Maximum Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions (the “Conversion Price”). Notwithstanding the foregoing, in no event shall the Series B Preferred Stock be convertible at less than $0.40 (the “Floor Price”). The Conversion Price is subject to adjustment in the event of an issuance of Class A common stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Floor Price will under no circumstances be adjusted for stock dividends, stock splits, stock combinations or similar transactions.

Voting Rights

The holders of the Series B Preferred Stock are entitled to vote with the Class A common stock as a single class on an as-converted basis, subject to applicable law provisions of the Delaware General Corporation Law and the NYSE American (at times referred to as the “Exchange”), provided however, that for purposes of complying with Exchange regulations, the conversion price, for purposes of determining the number of votes the holder of Series B Convertible Preferred Stock is entitled to cast, shall not be lower than $2.44 (the “Voting Floor Price”), which represents the closing sale price of the Class A common stock on the trading day immediately prior to the Execution Date. The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

F-53

Dividend Rights

The holders of Series B Convertible Preferred Stock are entitled to cumulative cash dividends at an annual rate of 15%, or $150 per share, based on the stated value per share. Dividends shall accrue from the date of the Initial Tranche Closing, for as long as any shares of Series B Preferred Stock remain issued and outstanding and are payable monthly in arrears. For the first two years, the Company may elect to pay the dividend amount in Class A common stock (the “PIK Shares”) rather than cash, with the number of shares of Class A common stock issued at the Conversion Price at the date that the dividend payment is due. Dividends will accrue regardless of the Company’s earnings or funds availability and will not exceed the full cumulative dividends.

Liquidation Rights

In the event of liquidation, dissolution, or winding up of the Company, the holders of Series B Preferred Stock have a preferential right to receive an amount equal to the stated value per share of Series B Preferred Stock before any distribution to other classes of capital stock, provided, however, that it ranks on a pari passu basis with the Series C Preferred Stock and the Series G Preferred Stock. If the assets are insufficient, the distribution will be prorated among the holders of Series B Preferred Stock, Series C Preferred Stock and Series G Preferred Stock. The remaining assets will be distributed pro rata to the holders of outstanding Capital Stock and all holders of Series B Preferred Stock as if they had converted their Series B Preferred Stock into Class A common stock. The Series B Preferred Stock rank senior over other classes of preferred stock, including the Series A, D, E and F Preferred Stock. Additionally, any transaction that constitutes a change of control transaction shall be deemed to be a liquidation under the Certificate of Designation of the Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”).

The Company may not issue Conversion Shares to the extent such issuances would result in an aggregate number of shares of Class A common stock exceeding 19.99% of the total shares of Class A common stock issued and outstanding as of the Execution Date, in accordance with the rules and regulations of the Exchange unless the Company first obtains stockholder approval (the “Stockholder Approval”). Pursuant to the Series B Agreement and as required by the Exchange, the Company agreed to file a proxy statement to obtain the Stockholder Approval.

F-54

Exhibit 4.39

DESCRIPTION OF CAPITAL STOCK

The following is a summary of all material characteristics of our capital stock as set forth in our articles of incorporation and bylaws. The summary does not purport to be complete and is qualified in its entirety by reference to our certificate of incorporation and bylaws, and to the provisions of the General Corporation Law of the State of Delaware, as amended.

We are authorized to issue 500,000,000 shares of Class A common stock and 25,000,000 shares of Class B common stock, par value $0.001 per share.  As of April 14, 2025, there were 1,529,995 shares of our Class A common stock issued and outstanding and 4,995,724 shares of Class B common stock issued or outstanding. The outstanding shares of our common stock are validly issued, fully paid and nonassessable. All references herein solely to “common stock” refer to the Class A common stock, except where otherwise indicated.

We are authorized to issue up to 25,000,000 shares of preferred stock, par value $0.001 per share.  Of these shares of preferred stock, 1,000,000 shares are designated as Series A convertible preferred stock, 60,000 shares are designated as Series B convertible preferred stock, 75,000 shares are designated as Series C convertible preferred stock, 2,000,000 shares are designated as 13.00% Series D cumulative redeemable perpetual preferred stock, 2,500,000 shares are designated as 10.00% Series E cumulative redeemable perpetual preferred stock, 1,000,000 shares are designated as Series F exchangeable preferred stock and 25,000 shares are designated as Series G convertible preferred stock. As of April 14, 2025, there were 7,040 shares of Series A convertible preferred stock outstanding, no shares of Series B convertible preferred stock outstanding, 50,000 shares of Series C convertible preferred stock outstanding, 450,092 shares of 13.00% Series D cumulative redeemable perpetual preferred stock outstanding, 649,998 shares of 10.00% Series E cumulative redeemable perpetual preferred stock outstanding, 998,577 shares of Series F exchangeable preferred stock outstanding and 960 shares of Series G convertible preferred stock outstanding.

Common Stock

Holders of our shares of Class A Common Stock are entitled to one vote for each share on all matters submitted to a shareholder vote. Holders of our shares Class B common stock are entitled to ten votes for each share on all matters submitted to a shareholder vote. Holders of our common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of our common stock voting for the election of directors can elect all of the directors. Holders of our common stock representing a majority of the voting power of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of shareholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our certificate of incorporation.

Holders of our common stock are entitled to share in all dividends that our Board of Directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over our common stock. Our common stock has no preemptive, subscription or conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

The shares of preferred stock may be issued in series, and shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issuance of such stock adopted from time to time by the board of directors. The board of directors is expressly vested with the authority to determine and fix in the resolution or resolutions providing for the issuances of preferred stock the voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series to the full extent now or hereafter permitted by the laws of the State of Delaware.

The authorized shares of preferred stock will be available for issuance without further action by our stockholders unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. The NYSE American currently requires stockholder approval as a prerequisite to listing shares in several circumstances, including, in certain circumstances, where the issuance of shares could result in an increase in the number of shares of common stock outstanding, or in the amount of voting securities outstanding, of at least 20%.

Transfer Agent and Registrar

The Transfer Agent and Registrar for our common stock is Computershare, 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129.

Exhibit 19.1

AULT GLOBAL HOLDINGS, INC. (N/K/A HYPERSCALE DATA, INC.)

INSIDER TRADING COMPLIANCE PROGRAM

January 19, 2021

In order to take an active role in the prevention of insider trading violations by its officers, directors, employees and other related individuals, Ault Global Holdings, Inc. (n/k/a Hyperscale Data, Inc.) (the “Company”) has adopted the policies and procedures described in this Memorandum.

I.	Adoption of Insider Trading Policy.

The Company has adopted the Insider Trading Policy attached as Exhibit A (the “Policy”), which prohibits trading based on material, non-public information regarding the Company (“Inside Information”). The Policy covers officers, directors and all other employees of, or consultants to, the Company or its subsidiaries, as well as family members of such persons, and others, in each case where such persons have or may have access to Inside Information. The Policy (and/or a summary thereof) is to be delivered to all new directors, officers, employees and consultants on the commencement of their relationships with the Company, and is to be circulated to all employees at least annually.

II.	Designation of Certain Persons.

A.       The Company has determined that those persons listed on Exhibit B are the directors and officers who are subject to the reporting and penalty provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations promulgated thereunder (“Section 16 Individuals”). Exhibit B may be amended by the Company from time to time.

B.       The Company has determined that those persons listed on Exhibit C, together with the Section 16 Individuals listed on Exhibit B, are subject to the preclearance requirement described in Section IV.A. below, in that the Company believes such persons have, or are likely to have, access to Inside Information on a more frequent basis than other employees. Exhibit C may be amended from time to time. Under special circumstances, certain persons not listed on Exhibit C may come to have access to Inside Information for a period of time. During such period, such persons should also be subject to the preclearance procedure described in Section IV.A. below.

III.	Appointment of Compliance Person.

The Company has appointed the General Counsel of the Company (or his or her successor in office) as the Company's Insider Trading Compliance Officer.

IV.	Duties of Insider Trading Compliance Officer.

The duties of the Insider Trading Compliance Officer shall include, but not be limited to, the following:

A.       Preclearance of all transactions involving the Company's securities by those individuals listed on Exhibit B and Exhibit C, in order to determine compliance with the Policy, insider trading laws, Section 16 of the Exchange Act and Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

B.       Review of Rule 10b5-1 trading programs.

C.       Assistance in the preparation of Section 16 reports (Forms 3, 4 and 5) for all Section 16 Individuals.

D.       Mailing of reminders to all Section 16 Individuals regarding their obligations to report.

E.       Performance of cross-checks of available materials, which may include Forms 3, 4 and 5, Form 144, officers and directors questionnaires, and reports received from the Company's stock administrator and transfer agent, to determine trading activity by officers, directors and others who have, or may have, access to Inside Information.

F.       Circulation of the Policy (and/or a summary thereof) to all employees, including Section 16 Individuals, on an annual basis, and provision of the Policy and other appropriate materials to new officers, directors and others who have, or may have, access to Inside Information.

Exhibit A

AULT GLOBAL HOLDINGS, INC. (N/K/A HYPERSCALE DATA, INC.)

INSIDER TRADING POLICY

and Guidelines with Respect to Certain Transactions in Company Securities

This Policy provides guidelines to employees, officers, directors and consultants of Ault Global Holdings, Inc. (n/k/a Hyperscale Data, Inc.) (the “Company”) with respect to transactions in the Company's securities.

Applicability of Policy

This Policy applies to all transactions in the Company's securities, including common stock, options for common stock and any other securities the Company may issue from time to time, such as preferred stock, warrants and convertible debentures, as well as to derivative securities relating to the Company's stock, whether or not issued by the Company, such as exchange-traded options. It applies to all officers of the Company, all members of the Company's Board of Directors, and all employees of, and consultants and contractors to, the Company and its subsidiaries who receive or have access to Material Nonpublic Information (as defined below) regarding the Company. This group of people, members of their immediate families, and members of their households are sometimes referred to in this Policy as “Insiders.” This Policy also applies to any person who receives Material Nonpublic Information from any Insider.

Any person who possesses Material Nonpublic Information regarding the Company is an Insider for so long as the information is not publicly known. Any employee can be an Insider from time to time, and would at those times be subject to this Policy.

Statement of Policy

General Policy

It is the policy of the Company to oppose the unauthorized disclosure of any nonpublic information acquired in the work-place and the misuse of Material Nonpublic Information in securities trading.

Specific Policies

1.       Trading on Material Nonpublic Information. No director, officer or employee of, or consultant or contractor to, the Company, and no member of the immediate family or household of any such person, shall engage in any transaction involving a purchase or sale of the Company's securities, including any offer to purchase or offer to sell, during any period commencing with the date that he or she possesses Material Nonpublic Information concerning the Company, and ending at the close of business on the second Trading Day following the date of public disclosure of that information, or at such time as such nonpublic information is no longer material. As used herein, the term “Trading Day” shall mean a day on which national securities exchanges are open for trading.

2.       Disclosure of Information to Others. The Company is required under Regulation FD of the federal securities laws to avoid the selective disclosure of Material Nonpublic Information. The Company has established procedures for releasing material information in a manner designed to achieve broad public dissemination of the information immediately upon its release. You may not, therefore, disclose information to anyone outside the Company, including family members and friends, other than in accordance with those procedures. You also may not discuss the Company or its business in an internet “chat room” or similar internet-based forum.

3.        Confidentially of Nonpublic Information. Nonpublic information relating to the Company is the property of the Company and the unauthorized disclosure of such information is forbidden.

Potential Criminal and Civil Liability and/or Disciplinary Action

1.       Liability for Insider Trading. Insiders may be subject to penalties of up to $5,000,000 and up to twenty years in prison for engaging in transactions in the Company's securities at a time when they have knowledge of nonpublic information regarding the Company.

2.       Liability for Tipping. Insiders may also be liable for improper transactions by any person (commonly referred to as a “tippee”) to whom they have disclosed nonpublic information regarding the Company or to whom they have made recommendations or expressed opinions on the basis of such information as to trading in the Company's securities. The Securities and Exchange Commission (the “SEC”) has imposed large penalties even when the disclosing person did not profit from the trading. The SEC, the national securities exchanges and FINRA use sophisticated electronic surveillance techniques to uncover insider trading.

3.       Possible Disciplinary Actions. Employees of the Company who violate this Policy shall also be subject to disciplinary action by the Company, which may include ineligibility for future participation in the Company's equity incentive plans and termination of employment.

Trading Restrictions

1.       Prohibition on Trading During Quarterly Blackout Periods. To ensure compliance with this Policy and applicable federal and state securities laws, the Company has adopted a policy that prohibits persons listed on Exhibit B or Exhibit C from buying or selling the Company’s securities during a regular quarterly “blackout” period (unless they have established a pre-arranged trading plan that complies with Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Each blackout period begins on the last day of the last month of the fiscal quarter and continues until the end of the second full trading day after the public release of quarterly results.

It should be noted that trading on dates that are outside of the quarterly blackout periods will not relieve anyone from liability if in possession of Material Nonpublic Information concerning the Company. Although the Company may from time to time recommend the suspension of trading by directors, officers, employees and others because of developments known to the Company and not yet disclosed to the public, each person is individually responsible at all times for compliance with the prohibitions against insider trading. Trading in the Company's securities should not be considered a “safe harbor”, and all directors, officers and other persons should use good judgment at all times.

2.       Preclearance of Trades. No person listed on Exhibit B or Exhibit C is to purchase, sell, or otherwise engage in transactions in securities of the Company without obtaining, in writing, prior clearance of the transaction by the Insider Trading Compliance Officer. The proposed transaction will be reviewed for compliance with applicable regulatory requirements.

The Company may also find it necessary, from time to time, to require compliance with the preclearance process from certain employees, consultants and contractors other than and in addition to those persons listed on Exhibit B and Exhibit C.

3.       Rule 10b5-1 trading programs. The SEC has adopted a rule that permits insiders to trade in certain circumstances where it is clear that inside information was not a factor in the decision to trade. Rule 10b5-1 provides that an individual who buys or sells securities while aware of Material Nonpublic Information does not violate Rule 10b-5 if the buying or selling is in conformity with a binding contract, instruction or written plan that was put into place at a time when the individual was not aware of Material Nonpublic Information. Establishing such a pre-arranged trading plan provides an opportunity for an Insider to limit his or her potential insider trading liability. When trading arrangements are prearranged, it becomes clearer to the investing public (and potential plaintiffs) that the Insider’s purchases and sales are not being prompted by his or her knowledge of current developments within the Company, or such person’s feelings about the Company’s prospects.

The Company permits its directors and officers to set up Rule 10b5-1 trading programs. However, great care must be exercised in relying on new Rule 10b5-1, for the following reasons:

In order to meet the requirements of Rule 10b5-1, binding contracts, instructions and written plans must: (i) lock in the amount, price and dates of future trades; (ii) provide a formula or algorithm for determining future trades; or (iii) delegate discretion for determining amount, price and dates to a third party precisely as provided under the rule.

The ability to modify provisions once locked in is limited, and modification or termination of arrangements is risky.

Although Rule 10b5-1 may help directors and officers avoid liability under Rule 10b-5, it does not eliminate other relevant securities law requirements and prohibitions. Therefore, buying and selling in reliance on Rule 10b5-1 must also be designed to comply with the reporting and short-swing profit rules under Section 16 of the Exchange Act, the limitations on insider selling imposed by Rule 144 under the Securities Act, the prohibition on trading during administrative blackouts under 401(k) or other retirement plans, and, in some cases, certain other securities law requirements.

The liability avoidance provisions of Rule 10b5-1 are affirmative defenses. If the government can prove that an individual was aware of Material Nonpublic Information at the time of a purchase or sale, the burden of proving that trading was pursuant to an adequate contract, instruction or written plan will be on the individual. Compliance must be well documented and capable of proof in court.

4.       Procedures for Establishing Rule 10b5-1 Trading Programs. If an officer or director wishes to establish an arrangement designed to comply with Rule 10b5-1, he or she must follow the procedures listed below:

•	Arrangements must be in the form of a written contract.
•	The contract must be reviewed and approved in advance by the Company’s Insider Trading Compliance Officer.
•	The contract must be entered into when the officer or director is not in possession of any Material Nonpublic Information and not subject to any blackout.

•	The contract must either:

(i)	Specify the amount of securities to be purchased or sold (i.e., a set number of shares or a set dollar amount) and the price and date on which the securities are to be purchased or sold;
(ii)	Include a written formula or algorithm, for determining the amount of securities to be purchased or sold and the price and date of their purchase or sale; or
(iii)	Effectively delegate to a third party who does not have access to any Inside Information all power to determine how, when or whether to effect purchases or sales.

•	The officer or director will not be permitted to cancel or make any changes to the contract when in possession of any Material Nonpublic Information or during any blackout period.

•	Cancellations or amendments must be approved in advance by the Company’s Insider Trading Compliance Officer and must be in writing.

Please be aware that the Company will likely be required to publicly disclose any trading plan adopted by an officer or director. Additionally, the Company will need to establish a procedure with whoever is handling the 10b5-1 transactions to ensure:

•       Prompt filing of a Form 4 after each transaction takes place (if applicable); and

•       Compliance with SEC Rule 144 at the time of any sale.

Most sophisticated brokers, investment bankers and advisors have developed standard documentation for Rule 10b5-1 trading plans. If this type of plan is adopted, we strongly recommend the officer or director work with a brokerage firm that is experienced in these matters. In order to ensure compliance with Rule 10b5-1, please remember that any trading plan or amendment must be submitted to the Company’s Insider Trading Compliance Officer for review and approval in advance of entering the plan or amendment.

5.       Trading Restrictions during “Retirement Plan” Administrative Blackout Periods. Persons listed on Exhibit B or Exhibit C are prohibited from trading in any Company securities during administrative blackout periods under 401(k) and similar retirement plans (unless such persons have established a pre-arranged trading plan that complies with Rule 10b5-1 promulgated under the Exchange Act). Any profits realized from a prohibited transaction are recoverable by the Company, including through a shareholder derivative-type action, without regard to intent. In addition, unlike Section 16 of the Exchange Act, no matching transaction within the blackout period is required in order to impose the disgorgement penalty. The Company’s Insider Trading Compliance Officer will advise you whenever an administrative blackout is imposed with respect to the Company’s 401(k) or other retirement plans.

6.       Individual Responsibility. Every officer, director and employee has the individual responsibility to comply with this Policy against insider trading. An Insider may, from time to time, have to forego a proposed transaction in the Company's securities even if he or she planned to make the transaction before learning of the Material Nonpublic Information and even though the Insider believes he or she may suffer an economic loss or forego anticipated profit by waiting.

Applicability of Policy to Inside Information Regarding Other Companies

This Policy and the guidelines described herein also apply to Material Nonpublic Information relating to other companies, including the Company's customers, vendors or suppliers (“business partners”), when that Material Nonpublic Information is obtained in the course of employment with, or other services performed on behalf of, the Company. Civil and criminal penalties, and termination of employment, may result from trading on Inside Information regarding the Company's business partners. All employees should treat Material Nonpublic Information about the Company's business partners with the same care required with respect to information related directly to the Company.

Definition of Material Nonpublic Information

It is not possible to define all categories of material information. However, information should be regarded as material if there is a reasonable likelihood that it would be considered important to an investor in making an investment decision regarding the purchase or sale of the Company's securities.

While it may be difficult under this standard to determine whether particular information is material, there are various categories of information that are particularly sensitive and, as a general rule, should always be considered material. Examples of such information may include:

•	Financial results;
•	Projections of future earnings or losses;
•	News of a pending or proposed merger;
•	News of the disposition of a subsidiary;
•	Impending bankruptcy or financial liquidity problems;
•	Gain or loss of a substantial customer or supplier;
•	Changes in dividend policy;
•	Significant pricing discount changes;
•	Stock splits;
•	New equity or debt offerings;
•	Acquisitions;
•	Significant litigation exposure due to actual or threatened litigation; and
•	Major changes in senior management.

Either positive or negative information may be material.

Nonpublic information is information that has not been previously disclosed to the general public and is otherwise not available to the general public.

Certain Exceptions

For purposes of this Policy, the Company considers that the exercise of stock options for cash under the Company's stock option plans or the purchase of shares under the Company's employee stock purchase plan (but not the sale of any such shares) is exempt from this Policy, since the other party to the transaction is the Company itself and the price does not vary with the market but is fixed by the terms of the option agreement or the plan.

Additional Information - Directors and Officers

Directors and officers of the Company must also comply with the reporting obligations and limitations on short-swing transactions set forth in Section 16 of the Exchange Act. The practical effect of these provisions is that officers and directors who purchase and sell the Company's securities within a six-month period must disgorge all profits to the Company whether or not they had knowledge of any Material Nonpublic Information. Under these provisions, and so long as certain other criteria are met, neither the receipt of an option under the Company's option plans, nor the exercise of that option nor the receipt of stock under the Company's employee stock purchase plan is deemed a purchase under Section 16; however, the sale of any such shares is a sale under Section 16 and the purchase and sale must be reported on Form 4. Moreover, no officer or director may ever make a short sale of the Company's stock. The Company has provided, or will provide, separate memoranda and other appropriate materials to its officers and directors regarding compliance with Section 16 and its related rules.

Certifications

All Company officers, directors, employees and consultants will be required to certify in writing their understanding of and intent to comply with the Insider Trading Policy. In addition, Company officers, directors, employees and consultants may be required to certify their compliance with the Insider Trading Policy on an annual basis.

Inquiries

Please direct your questions as to any of the matters discussed in this Policy to the Company's Insider Trading Compliance Officer.

Exhibit 21

Subsidiaries of the Registrant

Public Subsidiaries (including entities consolidated as a variable interest entity)

1.	TurnOnGreen, Inc., a Nevada corporation
	a.	Digital Power Corporation, a Delaware corporation
	b.	TOG Technologies, a Nevada corporation
2.	RiskOn International, Inc., a Nevada corporation
	a.	Bitnile.com, a Nevada corporation
	b.	RiskOn360, Inc., a Nevada corporation
3.	Giga-tronics Incorporated, a California corporation*
	a.	Gresham Holdings, Inc., a Delaware corporation
	b.	Microsource Inc., a California corporation
	c.	Microphase Corporation, a Delaware corporation
	d.	Gresham Power Electronics Ltd., a company organized under the laws of England and Wales
	e.	Enertec Systems 2001 Ltd., an Israeli corporation
	f.	Relec Electronics Ltd., a company organized under the laws of England and Wales
	g.	Tabard Holdings Inc., a Delaware corporation

*	This entity has filed a petition for reorganization under Chapter 11 of the bankruptcy laws. As the filing placed such entity under the control of the bankruptcy court, we deconsolidated this entity and its subsidiaries effective as of the petition date. Any ownership of this entity after completion of the reorganization process is currently unknown.

Private Subsidiaries

1.	456 Lux Hotel NYC, LLC, a Delaware limited liability company
2.	1801 Deming, LLC, a Delaware limited liability company
3.	2226 Deming, LLC, a Delaware limited liability company
4.	7675 Walton, LLC, a Delaware limited liability company
5.	8400 Market, LLC, a Delaware limited liability company
6.	ACG Alpha Management LLC, a Delaware limited liability company
7.	Agree Madison, LLC, a Delaware limited liability company
8.	Alliance Cloud Services, LLC, a Delaware limited liability company
9.	Alpha Structured Finance GP LLC, a Delaware limited liability company
10.	askROI, Inc., a Nevada corporation
11.	Ault Aviation, LLC, a Nevada limited liability company
12.	Ault Capital Group, Inc., a Nevada corporation
13.	Ault Energy, LLC, a Nevada limited liability company
14.	Ault Global Real Estate Equities, Inc., a Nevada corporation
15.	Ault Global Real Estate Equities, LLC, a Delaware limited liability company
16.	Ault Lending, LLC, a California limited liability company
17.	BNI Montana, LLC, a Delaware limited liability company
18.	Circle 8 Crane GP LLC, a Delaware limited liability company
19.	Circle 8 Crane Services LLC, a Delaware limited liability company
20.	Circle 8 Holdco LLC, a Delaware limited liability company
21.	Eco Pack Technologies, Inc., a Nevada corporation
22.	Sentinum, Inc. (f/k/a BitNile, Inc.), a Nevada corporation

Inactive Subsidiaries

The following entities are inactive subsidiaries of the Company and its subsidiaries:

A.	Digital Farms, Inc., a Delaware corporation
B.	Flashpoint Digital Media, LLC, a Delaware limited liability company
C.	FlexiSphere Acquisition Corp., a Delaware corporation

D.	GuyCare, Inc., a Nevada corporation
E.	GuyCare Management, Inc., a Nevada corporation
F.	I. AM Inc., a Nevada corporation
G.	It’sLikeFashion.com, Inc., a Delaware corporation
H.	RiskOn Learning, Inc., a Nevada corporation
I.	Spyglass Hill Capital Lending Corp., a Delaware corporation
J.	Unique EV, Inc., a Delaware corporation
K.	Watership Corp., a Nevada corporation

EXHIBIT 31.1

Certification of the Chief Executive Officer

Pursuant to §240.13a- 14 or §240. 15d- 14 of the Securities Exchange Act of 1934, as amended

I, William B. Horne, certify that:

1.       I have reviewed this Annual Report on Form 10-K for the year ended December 31, 2024 of Hyperscale Data, Inc.;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)       designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)       designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)       evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)       disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5.       The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)       all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)       any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: April 15, 2025

By:	/s/ William B. Horne
Name: William B. Horne
Title: Chief Executive Officer
(Principal Executive Officer)

EXHIBIT 31.2

Certification of the Chief Financial Officer

Pursuant to §240.13a- 14 or §240. 15d- 14 of the Securities Exchange Act of 1934, as amended

I, Kenneth S. Cragun, certify that:

1.       I have reviewed this Annual Report on Form 10-K for the year ended December 31, 2024 of Hyperscale Data, Inc.;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and we have:

a)       designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b)       designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)       evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)       disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

5.       The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

a)       all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)       any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: April 15, 2025

By:	/s/ Kenneth S. Cragun
Name: Kenneth S. Cragun
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hyperscale Data, Inc. (the “Registrant”) on Form 10-K for the period ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William B. Horne, Principal Executive Officer, and I, Kenneth S. Cragun, Principal Financial Officer and Principal Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 15, 2025

By: /s/ William B. Horne
Name: William B. Horne
Title: Chief Executive Officer
(Principal Executive Officer)

Date: April 15, 2025

By: /s/ Kenneth S. Cragun
Name: Kenneth S. Cragun
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)

Annex B

HYPERSCALE DATA, INC.

2025 STOCK INCENTIVE PLAN

(effective December __, 2025, subject to stockholder approval)

1	General

1.1           Purpose. The purposes of the Hyperscale Data, Inc. 2025 Stock Incentive Plan (the “Plan”) is to promote the interests of Hyperscale Data, Inc. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

1.2           Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3           Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

1934 Act. The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

Award Agreement. The term “Award Agreement” means a written or electronic Award grant agreement under the Plan.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)	any person, including a “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)	a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. For the avoidance of doubt, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change of Control (including any installments or stream of payments that are accelerated on account of a Change of Control), a Change of Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change of Control for purposes of determining whether a Grantee's rights to such Award become vested or otherwise unconditional upon the Change in Control.

B-1

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4 hereof.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i) hereof, to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Award. The term “Performance Award” means a grant made pursuant to Section 4.2(viii) hereof, the amount and settlement of which is contingent on the achievement of specific Performance Goals during a Performance Period, determined using a specific Performance Measure, all as specified in the related Award Agreement. Performance Awards may be granted in the form of Stock Options, SARs, Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards.

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Performance Goals. The term “Performance Goals” means performance goals based on the attainment on an absolute or relative basis by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; (xxiii) market share; (xxiv) customer satisfaction; and (xxv) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Any of the above Performance Goals may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Subject to the limitations in Section 4.2 hereof, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(viii)(d) hereof, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

Performance Measure. The term “Performance Measure” means, with respect to a Performance Award, one or more of the criteria identified at Section 4.2(viii) hereof selected by the Committee for the purpose of establishing, and measuring attainment of, Performance Goals for a Performance Period in respect of such grant, as provided in the related Award Agreement. For purposes of clarity, the Committee may establish a Performance Measure on a regional or jurisdictional basis, Subsidiary by Subsidiary basis, product-line basis, consolidated Company basis, or any other manner that it determines appropriate in its sole discretion.

Performance Period. The term “Performance Period” means, with respect to a Performance Award, the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select during which the attainment of one or more Performance Goals will be measured.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) hereof that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) hereof to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

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Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3 under Section 16 of the 1934 Act, as from time to time in effect promulgated by the Securities and Exchange Commission, including any successor to such Rule.

Section 162(m) Grandfathered Award. The term “Section 162(m) Grandfathered Award” means an Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and that is eligible for transition relief from the changes to Section 162(m) provided under the Tax Cuts and Jobs Act.

Stock. The term “Stock” means shares of Class A common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

Substitute Award. The term “Substitute Award” means an Award granted or Stock issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

2	Administration

2.1           Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and, to the extent the administration of an Award relates to a Section 162(m) Grandfathered Award, are outside directors within the meaning of Section 162(m) of the Code. Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2           Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)	In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and bylaws of the Company, and applicable state corporate law.

2.3           Prohibition against Repricing. Other than pursuant to Section 3.4 hereof, the Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of one share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

2.4           Delegation of Authority. To the extent not inconsistent with applicable law, the rules of any national securities exchange that may in the future apply to the Company, or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

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2.5           Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2.6           Minimum Vesting Requirement for Full-Value Awards. Notwithstanding anything to the contrary, Grantees of full-value Awards (i.e., Awards other than Options and SARs), will be required to continue to provide services to the Company (or an Affiliated Company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, Disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of Stock authorized for issuance under the Plan pursuant to Section 3.1 hereof may provide for vesting of full-value Awards, partially or in full, in less than one-year.

3	Available Shares of Stock under the Plan

3.1           Shares Available for Awards. Subject to the adjustments described in Section 3 herein, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 8,000,000. Any shares of Stock that are subject to Options or SARs or any type of Award shall be counted against this limit as one (1) share for every one (1) share granted.

3.2           Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof and shall be available for future Awards under the Plan. Any Stock that again becomes available for Awards under the Plan pursuant to this Section 3.2 shall be added as one (1) share for every one (1) share subject to Options, SARs or any other type of Award granted under the Plan.

3.3           Prohibition on Share Recycling. Notwithstanding anything to the contrary, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company or tendered by the Grantee to satisfy any tax withholding obligation with respect to any Award; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options, shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof.

3.4           Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (a) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof, (b) the number of shares of Stock issuable upon outstanding Awards, and (c) any individual Award limitations or restrictions, as applicable. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.4 shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Grantee if such adjustment would violate applicable law.

3.5           Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued.  The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

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3.6           Substitute Awards; Plans of Acquired Companies. Substitute Awards shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof. In addition, shares of Stock issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of another company by the Company or any Subsidiary of the Company (including by way of merger, combination or similar transaction) will not count against the number of shares of Stock that may be issued under the Plan. Available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.

4	Awards

4.1           General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2           Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.	Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Notwithstanding the foregoing, the exercise price of any Substitute Awards may be issued at any such price as the Committee determines necessary in order to preserve for such newly Eligible Grantee the economic value of all or a portion of such acquired entity award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.	Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.	Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Section 424(e) of the Code) or of any “Subsidiary Corporation” (as defined in Section 424(f) of the Code) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee's lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO's date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with an NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

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(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.	In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.	Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.	Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

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(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.	Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Benefit upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.	Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)	Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards on the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)	Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(vii)	Vesting; Additional Terms. Subject to Section 2.6, and except as provided in Section 4.3, hereof, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

(viii)	Qualified Performance-Based Compensation.

a.	The Committee may determine that Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted to a Covered Employee shall be considered “performance-based compensation,” or Performance Awards, in which case the provisions of this Section 4.2(viii) shall apply. To the extent required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

b.	When Performance Awards are made under this Section 4.2(viii), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code. The Performance Goals shall satisfy the Committee’s requirements for “performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Performance Awards identified by the Committee as “performance-based compensation.”

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c.	At the time each a Performance Award is granted, the Committee shall establish in writing the Performance Period, the Performance Measure and the Performance Goals in respect of such Performance Awards.

d.	The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, for the following items: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (4) any reorganization and restructuring programs, including discontinued operations; (5) acquisitions or divestitures; (6) unusual nonrecurring or extraordinary items identified in the Company’s audited financial statements, including footnotes; (7) any reorganization or change in the corporate or capital structures of the Company; (8) foreign exchange gains and losses; (9) business interruption events; (10) annual incentive payments or other bonuses; or (11) capital charges, provided such adjustment is appropriate and consistent with the requirements established by the Committee to which the Performance Goal relates. In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification is appropriate and consistent with the requirements established by the Committee pursuant to Section 4.2(viii)(c) hereof.

e.	The Committee may provide in the Award Agreement that Awards under this Section 4.2(viii) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

(ix)	Automatic Extended Exercisability in Certain Cases. Notwithstanding the foregoing provisions of this Section, if the date an Award would otherwise terminate is a date that the Grantee is prohibited from exercising the Award under the Company’s insider trading policy or such other conditions under applicable securities laws as the Committee shall specify, the term of the Award shall be extended to the second business day after the Grantee is no longer so prohibited from exercising the Award, but in no event shall the Award be extended beyond the original stated term of the Award.

4.3	Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee. For an Award to be validly assumed by a successor for purpose of this Section 4.3(i)(a), it must (x) provide such Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedules; (y) have substantially equivalent value to such Award (determined at the time of the Change in Control); and (z) be based on stock that is traded on an established U.S. securities market or an established securities market outside the United Stated upon which the Grantees could readily trade the stock without administrative burdens or complexities. In the event of any ambiguity or discrepancy, the determination of the Committee shall be final and binding;

b.	provide that upon an involuntary termination of a Grantee’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

c.	provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control, provided however that Awards outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change in Control is less than the exercise price or grant price applicable to such Award, as applicable.

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(ii)	Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

4.4           Limitation on Award Grants to Non-Employee Directors. The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $350,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as (x) the aggregate limit does not exceed $500,000 in total value during a fiscal year and (y) the non-employee director receiving such additional compensation does not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

5	Operation

5.1           Duration. Grants may be made under the Plan through June 27, 2035. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2           Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3           Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law (or, if permitted by the Company, such other withholding rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules).

5.4           Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5           Non-transferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

5.6           Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7           Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

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5.8           Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9           Limitation of Implied Rights.

(i)	The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(ii)	The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10           Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11           Regulations and Other Approvals.

(i)	The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

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(iii)	In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)	With respect to persons subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)	All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12           Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6	Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)	any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, as set forth in Section 2.3 hereof; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 hereof shall not be subject to the foregoing limitations of this Section 6.

7	Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Delaware General Corporation Law.

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8	Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

9	Clawback and Non-compete

Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company.

* * * * *

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Annex C

01 - Milton C. Ault, III04 - Robert O. Smith02 - William B. Horne05 - Jeffrey A. Bentz03 - Henry Nisser06 - Mordechai Rosenberg1UPXForAgainstAbstainForAgainstAbstainForAgainstAbstain1. Election of Directors:The Sample CompanyProposals ? The Board of Directors Unanimously Recommends a Vote FOR All nominees, FOR Proposals 2, 3, 5, 6, and 3 YEARS on Proposal 4.A047N6D2. To ratify the appointment of CBIZ CPAs P.C. ("CBIZ") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 (the "Auditor Proposal");ForAgainstAbstainForAgainstAbstain3. To approve, on a non-binding advisory basis, the compensation of our named executive officers (the "Say-on-Pay Proposal");2025 Annual Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q4. To approve, on a non-binding advisory basis, a frequency of "Three Years" for future advisory votes on executive compensation (the "Frequency Proposal");1 Year3 Years2 YearsAbstain5. To approve the Hyperscale Data, Inc. 2025 Stock Incentive Plan (the "2025 Plan") described below (the "SIP Proposal"); and ForAgainstAbstainForAgainstAbstain6. To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting (the "Adjournment Proposal").Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BMMMMMMMMMMMMMMMMMMMMM6696782024

C-1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies, does hereby appoint MILTON C. (TODD) AULT, III, WILLIAM B. HORNE, and HENRY C.W. NISSER, or any of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of Hyperscale Data, Inc., to be held on December 29, 2025, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet at meetnow.global/MVCWGJR, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Proxy ? HYPERSCALE DATA, INC.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

01 - Milton C. Ault, III04 - Robert O. Smith02 - William B. Horne05 - Jeffrey A. Bentz03 - Henry Nisser06 - Mordechai Rosenberg1UPXForAgainstAbstainForAgainstAbstainForAgainstAbstain1. Election of Directors:The Sample CompanyProposals ? The Board of Directors Unanimously Recommends a Vote FOR All nominees, FOR Proposals 2, 3, 5, 6, and 3 YEARS on Proposal 4.A047N5D2. To ratify the appointment of CBIZ CPAs P.C. ("CBIZ") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 (the "Auditor Proposal");ForAgainstAbstainForAgainstAbstain3. To approve, on a non-binding advisory basis, the compensation of our named executive officers (the "Say-on-Pay Proposal");2025 Annual Meeting Proxy CardUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q4. To approve, on a non-binding advisory basis, a frequency of "Three Years" for future advisory votes on executive compensation (the "Frequency Proposal");1 Year3 Years2 YearsAbstain5. To approve the Hyperscale Data, Inc. 2025 Stock Incentive Plan (the "2025 Plan") described below (the "SIP Proposal"); and ForAgainstAbstainForAgainstAbstain6. To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve other proposals before the Meeting (the "Adjournment Proposal").Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Signature 1 ? Please keep signature within the box.Signature 2 ? Please keep signature within the box.Date (mm/dd/yyyy) ? Please print date below.Authorized Signatures ? This section must be completed for your vote to count. Please date and sign below.BMMMMMMMMMMMMMMMMMMMMM1234 5678 9012 345669678If no electronic voting, delete QR code and control #000001MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________MMMMMMMMMMMMMMMC123456789000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext2024MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N TMMMMMMMYou may vote online instead of mailing this card.OnlineGo to www.envisionreports.com/GPUS or scan the QR code ? login details are located in the shaded bar below.Your vote matters ? here's how to vote!Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/GPUSPhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Small steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/GPUSTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies, does hereby appoint MILTON C. (TODD) AULT, III, WILLIAM B. HORNE, and HENRY C.W. NISSER, or any of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of Hyperscale Data, Inc., to be held on December 29, 2025, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet at meetnow.global/MVCWGJR, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.Proxy ? HYPERSCALE DATA, INC.Non-Voting ItemsCq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qChange of Address ? Please print new address below.2025 Annual Meeting of Hyperscale Data, Inc. StockholdersThe 2025 Annual Meeting of Stockholders of Hyperscale Data, Inc. will be held on December 29, 2025, at 12:00 P.M. Eastern Time, virtually via the Internet at meetnow.global/MVCWGJR. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.